UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2020

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. DYNAMIC EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The capital markets produced mixed results during the 12 months ended October 31, 2020 (the “Reporting Period”), with the major influences being the spread of COVID-19, a contraction in global economic growth and historic monetary stimulus by central banks and governments around the world.

In the global equity markets, the first half of the Reporting Period was notable for its stark contrasts—2019 ended with a strong rally and 2020 started with the onset of the COVID-19 pandemic, leading to a sharp sell-off. The economic concerns associated with COVID-19 caused global equities, represented by the MSCI All Country World Index Investable Market Index, to fall more than 30% between February 20, 2020 and March 23, 2020. Investors anticipated a severe contraction in global Gross Domestic Product (“GDP”), as governments around the world implemented lockdown measures and economic activity came to a virtual halt. For the first quarter of 2020, U.S. real GDP decreased at an annualized rate of 5%, marking the end of the longest economic expansion (128 months) on record and the first economic downturn since the end of the last recession in 2009. The second half of the Reporting Period was also a time of contrasts, with a continued rally in the global equity markets during the first four months and a dramatic pullback during the last two months. Risk assets initially found support in unprecedented monetary policy easing and fiscal stimulus, which propelled global equities up more than 10% during April 2020 alone. Investors generally focused on their expectations for a U.S. economic recovery, despite the news that U.S. real GDP fell more than 31%, annualized, during the second quarter of 2020. Most economists anticipated the U.S. recession would be deep but also exceptionally short, as states reopened and economic activity resumed. Indeed, during the third calendar quarter, U.S. real GDP increased more than 33%, annualized. Global equities rallied approximately 20% from May through August 2020, completing a sharp rebound from their lows on March 23rd. However, in September and October, global equity markets pulled back as risk-off investor sentiment, or reduced risk appetite, increased due to an acceleration in COVID-19 infections across the U.S. and Europe and because of rising uncertainty surrounding the then-upcoming U.S. presidential election. Major European countries implemented further lockdown measures after experiencing another wave of infections, though the measures announced were less severe than those applied during February and March. For the Reporting Period overall, global equities were up more than 4%, driven by positive performance across U.S. and emerging markets equities. European and Asia Pacific ex-Japan equities recorded negative returns. From a sector perspective, information technology and consumer discretionary stocks were notably strong performers, while energy and financials stocks were the laggards during the Reporting Period.

Credit markets broadly rallied during the first three months of the Reporting Period. The rally was driven by improved investor sentiment about U.S. and China trade relations, global economic growth, Brexit, and the health of the consumer balance sheet. (Brexit refers to the U.K.’s exit from the European Union.) Investor sentiment deteriorated in March 2020, following the trend that began in February, with the global spread of COVID-19 and government-mandated shutdowns driving a steep sell-off in the credit markets. In response to the pandemic, the U.S. Federal Reserve (“Fed”) and the U.S. federal government, as well as other central banks and governments around the world, announced emergency monetary and fiscal measures to help support the global economy. As a result of these actions, the credit markets largely recovered during the second and third quarters of 2020, with the initial rebound led by higher quality securities and by issuers less affected by COVID-19. Investment grade corporate bonds outperformed nearly all other major fixed income sectors during the Reporting Period as a whole, as the longer duration profile of investment grade corporate bonds benefited from declining interest rates and tightening credit spreads following widening in March 2020. (Duration is a measure of bonds’ sensitivity to changes in interest rates. Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Toward the end of the Reporting Period, high yield corporate bonds and leveraged loans outperformed the broader fixed income market, as investors’ appetite for risk assets increased. During the Reporting Period overall, emerging markets debt, primarily local currency-denominated bonds, lagged other fixed income asset classes, largely due to investors’ concerns about COVID-19 cases in emerging countries but also because of the limited amount of available fiscal and monetary support in certain countries. Within the emerging markets, investment grade sovereign bonds significantly outperformed lower rated sovereign bonds during the Reporting Period.

MARKET REVIEW

Looking Ahead

The U.S. elections and the COVID-19 crisis dominated the headlines for much of 2020, and at the end of the Reporting Period, investors remained focused on the outcome of the then-upcoming U.S. presidential election as well as on uncertainties around vaccine timelines. The outperformance of growth stocks versus value stocks was another area of focus, with some investors reducing their exposure to the information technology sector as well as to growth stocks broadly in advance of the U.S. elections. These moves were partly driven by valuations and the desire to take profits, but some of the proceeds were redeployed into cyclical stocks, which had been out of favor for much of 2020, in anticipation that a change at the White House could lead to significant fiscal stimulus.

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of -2.28%. This return compares to the -6.85% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ an international equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a negative absolute return but outperformed the Index on a relative basis. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall. The Fund allocated capital to three Underlying Managers during the Reporting Period as part of its top-level strategy allocation—Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

Of these three Underlying Managers, two recorded negative absolute returns and one generated a positive absolute return during the Reporting Period. On a relative basis, growth-oriented Underlying Manager WCM and core-oriented MFS outperformed the Index. Value-oriented Causeway underperformed the Index. The Index serves as the benchmark index for all three Underlying Managers.

Q	Which international equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager WCM outperformed the Index during the Reporting Period, driven by strong security selection within the information technology and industrials sectors.

Core-oriented Underlying Manager MFS also outperformed the Index, partly because of an overweight position and stock selection in the industrials sector. On a regional basis, an overweight to and stock selection within the emerging markets also benefited relative performance.

Value-oriented Underlying Manager Causeway underperformed the Index. Weak selection of financials and health care stocks detracted from results. A slight overweight and poor stock selection within the energy sector also hurt relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of specific stocks at a discount. The use of forward foreign currency exchange contracts had a positive impact on the Fund’s performance during the Reporting Period, while the use of rights had a rather neutral impact.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 44% to Causeway, 35% to

PORTFOLIO RESULTS

MFS and 20% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated approximately 40% to MFS, 39% to Causeway and 20% to WCM, with the remainder invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 29, 2020, Kent Clark no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio manager for the Fund was Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was positioned in more cyclically oriented stocks than the Index. On a sector level, the Fund was overweight versus the Index in information technology and industrials stocks and was underweight communication services and utilities stocks. Regionally, the Fund was significantly underweight developed Asia, while maintaining out-of-benchmark exposure to emerging markets and Canadian stocks. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega-cap stocks and maintained underweights relative to the Index in mid-cap and large-cap companies. Additionally, the Fund had a cash position, including the cash held by Underlying Managers, of approximately 3% at the end of the Reporting Period.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2020

TOP TEN EQUITY HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Nestle SA	2.3%	Food Products

Roche Holding AG	2.1	Pharmaceuticals

AIA Group Ltd.	1.9	Insurance

Novartis AG	1.7	Pharmaceuticals

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1.6	Semiconductors & Semiconductor Equipment

Volkswagen AG	1.6	Automobiles

ING Groep NV	1.6	Banks

LVMH Moet Hennessy Louis Vuitton SE	1.6	Textiles, Apparel & Luxury Goods

SAP SE	1.5	Software

Experian PLC	1.5	Professional Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top ten holdings exclude holdings of money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2015 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Since Inception
Class P (Commenced July 31, 2015)	-2.28%	5.28%	4.04%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of -1.06%. This return compares to the 9.68% average annual total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ dynamic equity investment strategies. (Dynamic equity investment strategies generally involve investing in equity instruments, often with a long term view. They are long-biased strategies and may have low excess return correlations to traditional long-only equity strategies.) The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a negative absolute return and underperformed the Index. The relative underperformance can be attributed to the performance of the Fund’s Underlying Managers overall.

At various points during the Reporting Period, the Fund had five Underlying Managers as part of its top-level strategy allocation, though not all were allocated capital. The five Underlying Managers were Artisan Partners Limited Partnership (“Artisan”), Lazard Asset Management LLC (“Lazard”), Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”).

Of the four Underlying Managers with allocated capital during the entire Reporting Period, two generated positive absolute returns and two generated negative absolute returns. On a relative basis, Vaughan Nelson outperformed the Index during the Reporting Period, while Lazard, Sirios and Smead underperformed the Index. The Index serves as the benchmark index for all four of these Underlying Managers. Artisan did not have allocated capital during the Reporting Period.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	Underlying Manager Lazard, which uses an all cap, concentrated investment strategy, underperformed the Index during the Reporting Period. An allocation to cash as well as poor stock selection in the information technology and health care sectors detracted from relative returns.

Growth-oriented Sirios also underperformed the Index during the Reporting Period, largely because of weak stock selection in the information technology, health care and industrials sectors. These losses were slightly offset by an underweight position in the energy sector, which contributed positively.

Value-oriented Smead underperformed the Index due to an overweight position and poor stock selection within financials. Ineffective stock selection within the communication services sector also hurt relative performance.

Vaughan Nelson, a core-oriented Underlying Manager, outperformed the Index during the Reporting Period. Overweight positions and strong stock selection in the health care and materials sectors added to relative returns. A small allocation to stocks domiciled in Canada was also a positive contributor.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund employed forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. Rights were utilized to give the Fund the opportunity, but not the obligation, to buy additional shares of specific stocks at a discount. The use of forward foreign currency exchange contracts had a negative impact on the Fund’s performance during the Reporting Period, while the use of rights had a rather neutral impact.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period overall, we focused on reducing the Fund’s underweight exposures to information technology stocks and to growth-oriented stocks broadly. Additionally, in August 2020, we added Artisan as an Underlying Manager for the Fund, though it was not allocated capital during the Reporting Period. Artisan seeks to identify inflections in the multi-year trends that may be caused by changes in supply/demand dynamics, societal behavior, market conditions, technology, laws/regulations and business models, among other variables. According to Artisan, these inflections are often misunderstood and can lead to powerful re-ratings of industries and companies. We believe the strategy can provide the Fund with exposure to growth-oriented companies in industries where Artisan has identified inflections in multi-year trends. Artisan takes a bottom-up approach with the goal of identifying which companies offer the greatest opportunity for the strategy to take a differentiated view on fundamentals and potential valuation upside. After the end of the Reporting Period, we planned to reduce the Fund’s allocation to Smead in order to fund Artisan.

At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 33% to Sirios, 33% to Smead, 18% to Lazard and 15% to Vaughan Nelson. The remainder of the Fund’s assets were invested in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated approximately 30% to Sirios, 29% to Smead, 20% to Lazard and 20% to Vaughan Nelson. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 29, 2020, Kent Clark no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Betsy Gorton and Yvonne Woo.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund maintained an overweight relative to the Index in the health care and consumer discretionary sectors. The Fund was most underweight versus the Index in the information technology and consumer staples sectors at the end of the Reporting Period and had no exposure to utilities. In terms of market capitalization, the Fund maintained a significant underweight in mega-cap stocks and overweights in small-cap and mid-cap stocks. Regionally, the Fund was primarily invested in North American equities but also had modest exposure to companies domiciled in Europe at the end of the Reporting Period.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of October 31, 2020

TOP TEN EQUITY HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	2.5%	Banks
QUALCOMM, Inc.	2.4	Semiconductors & Semiconductor Equipment
The Home Depot, Inc.	2.3	Specialty Retail
Target Corp.	2.2	Multiline Retail
Medtronic PLC	2.2	Health Care Equipment & Supplies
Alcon, Inc.	2.1	Health Care Equipment & Supplies
NVR, Inc.	2.1	Household Durables
Lennar Corp. Class A	1.9	Household Durables
Pfizer, Inc.	1.9	Pharmaceuticals
Lowe’s Cos., Inc.	1.8	Specialty Retail

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Total Return Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager U.S. Dynamic Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2015 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Since Inception
Class P (Commenced July 31, 2015)	-1.06%	7.69%	6.28%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of -5.88%. This return compares to the -0.14% average annual total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a small-cap equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a negative absolute return and underperformed the Index. The relative underperformance can be attributed to the performance of the Fund’s Underlying Managers overall. At various points during the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation — Boston Partners Global Investors (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), QMA LLC (“QMA”) and Victory Capital Management, Inc. (“Victory”).

Of the three Underlying Managers with allocated capital during the entire Reporting Period, two generated negative absolute returns and one generated a positive absolute return. Victory generated a negative absolute return from September 2, 2020, when it was allocated capital as an Underlying Manager of the Fund, to the end of the Reporting Period. On a relative basis, core-oriented Underlying Manager QMA and value-oriented Underlying Manager Boston Partners underperformed their respective benchmark indices during the Reporting Period. Growth-oriented Underlying Manager Brown Advisory outperformed its benchmark index. Victory slightly outperformed its benchmark index between September 2, 2020 and the end of the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	Core-oriented Underlying Manager QMA underperformed the Russell 2000® Index during the Reporting Period. The negative results were primarily due to QMA’s exposure to the value factor, as the divergence between the performance of growth and value factors remained historically wide, favoring growth. This trend was a material headwind to QMA’s performance, particularly during the first quarter of 2020. Exposure to quality and growth factors helped pare the losses at times, but the performance of both factors remained relatively flat or negative during the Reporting Period overall.

Value-oriented Underlying Manager Boston Partners also underperformed its benchmark index, the Russell 2000® Value Index, during the Reporting Period, largely because of weak stock selection in the financials and consumer staples sectors.

Growth-oriented Underlying Manager Brown Advisory outperformed its benchmark index, the Russell 2000® Growth Index, during the Reporting Period. Stock selection in the consumer discretionary and communications services sectors added most to relative returns, offset slightly by a cash position and an underweight position in the health care sector, which detracted.

PORTFOLIO RESULTS

Victory, the other growth-oriented Underlying Manager, marginally outperformed its benchmark index, the Russell 2000® Growth Index, between September 2, 2020, when it was allocated capital, and the end of the Reporting Period. Strong stock selection in the industrials, health care and communication services sectors contributed positively. Stock selection in consumer discretionary, financials and information technology detracted from relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity futures to manage its market exposure. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of specific stocks at a discount. The use of equity futures had a negative impact on the Fund’s performance during the Reporting Period, while the use of rights had a rather neutral impact.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In August 2020, Victory was added as an Underlying Manager of the Fund and was allocated capital in September 2020. Victory takes a research-intensive approach to identify dynamic, small-cap companies exhibiting sustainable earnings growth with the potential to grow into mid- and large-cap companies. The strategy incorporates quantitative and fundamental analysis with a focus on five metrics: growth sustainability, company quality, attractive relative valuation, positive estimate revisions and favorable relative strength. In our view, Victory’s strategy, which seeks a beta 1 profile and has a strong risk management process, will complement Brown Advisory’s lower beta positioning. (A beta of 1 indicates an investment strategy that tends to move with the market. A beta of less than 1 means it tends to be less volatile than the market.) We believe Victory will provide greater flexibility in balancing the Fund’s growth and value exposures.

At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 39% to QMA, 35% to Boston Partners and 25% to Brown Advisory, with the remainder invested in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated approximately 30% to Boston Partners, 29% to QMA, 25% to Brown Advisory and 15% to Victory, with the remainder invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 29, 2020, Kent Clark no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Betsy Gorton and Yvonne Woo.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was most overweight compared to the Index in the information technology and communication services sectors. It was most underweight in the real estate, health care, utilities, and consumer discretionary sectors versus the Index. In terms of market capitalization, the Fund maintained a slight small/mid-cap bias relative to the Index, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of October 31, 2020

TOP TEN EQUITY HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

IAA, Inc.	0.9%	Commercial Services & Supplies
Charles River Laboratories International, Inc.	0.9	Life Sciences Tools & Services
Walker & Dunlop, Inc.	0.9	Thrifts & Mortgage Finance
GCI Liberty, Inc. Class A	0.8	Diversified Telecommunication Services
Graphic Packaging Holding Co.	0.8	Containers & Packaging
Zynga, Inc. Class A	0.8	Entertainment
FTI Consulting, Inc.	0.8	Professional Services
Lithia Motors, Inc. Class A	0.8	Specialty Retail
Genpact Ltd.	0.8	IT Services
SiteOne Landscape Supply, Inc.	0.8	Trading Companies & Distributors

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS(%)[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER U.S. SMALL CAP EQUITY

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 29, 2016 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Since Inception
Class P (Commenced April 29, 2016)	-5.88%	6.68%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

FUND BASICS

Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes.

The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes.

The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 94.9%
Argentina* – 1.1%
7,854	MercadoLibre, Inc. (Internet & Direct Marketing Retail)	$9,535,149

Australia – 0.9%
38,171	CSL Ltd. (Biotechnology)	7,727,997

Belgium – 0.5%
82,000	KBC Group NV (Banks)	4,051,359

Brazil – 0.1%
457,005	Ambev SA ADR (Beverages)	977,991

Canada – 2.9%
366,000	Air Canada* (Airlines)	4,046,521
78,097	Canadian National Railway Co. (Road & Rail)	7,766,746
24,552	Canadian Pacific Railway Ltd. (Road & Rail)	7,344,240
5,855	Shopify, Inc. Class A* (IT Services)	5,418,393
114,332	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	1,289,807

		25,865,707

China – 2.2%
45,833	Baidu, Inc. ADR* (Interactive Media & Services)	6,098,080
3,110,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation Infrastructure)	1,900,235
149,240	Tencent Holdings Ltd. (Interactive Media & Services)	11,402,773

		19,401,088

Denmark – 2.1%
20,859	Carlsberg AS Class B (Beverages)	2,641,183
51,992	DSV PANALPINA A/S (Air Freight & Logistics)	8,435,256
117,189	Novo Nordisk A/S Class B (Pharmaceuticals)	7,472,631

		18,549,070

France – 14.6%
73,686	Air Liquide SA (Chemicals)	10,775,713
98,432	Airbus SE* (Aerospace & Defense)	7,201,879
428,695	AXA SA (Insurance)	6,884,540
229,976	BNP Paribas SA* (Banks)	8,020,359
41,806	Capgemini SE (IT Services)	4,827,247
285,431	Carrefour SA (Food & Staples Retailing)	4,436,138
181,712	Danone SA (Food Products)	10,078,692
14,214	Dassault Systemes SE (Software)	2,423,634
281,584	Engie SA* (Multi-Utilities)	3,405,632
47,324	EssilorLuxottica SA* (Textiles, Apparel & Luxury Goods)	5,842,568
812	Hermes International (Textiles, Apparel & Luxury Goods)	756,053
14,864	L’Oreal SA (Personal Products)	4,803,826
44,665	Legrand SA (Electrical Equipment)	3,306,072

Common Stocks – (continued)
France – (continued)
29,504	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	13,829,932
59,544	Pernod Ricard SA (Beverages)	9,592,685
18,682	Renault SA* (Automobiles)	462,674
69,142	Sanofi (Pharmaceuticals)	6,243,062
103,575	Schneider Electric SE (Electrical Equipment)	12,585,027
212,956	TOTAL SE (Oil, Gas & Consumable Fuels)	6,451,866
84,145	Valeo SA (Auto Components)	2,545,505
66,096	Vinci SA (Construction & Engineering)	5,220,597

		129,693,701

Germany – 8.2%
206,071	BASF SE (Chemicals)	11,284,074
163,214	Bayer AG (Pharmaceuticals)	7,669,510
58,378	Beiersdorf AG (Personal Products)	6,112,718
32,903	Deutsche Boerse AG (Capital Markets)	4,848,373
118,280	Deutsche Post AG (Air Freight & Logistics)	5,244,296
232,750	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	6,480,034
36,209	Merck KGaA (Pharmaceuticals)	5,363,681
10,362	MTU Aero Engines AG (Aerospace & Defense)	1,771,087
54,885	RWE AG (Multi-Utilities)	2,031,170
121,167	SAP SE (Software)	12,926,650
72,971	Siemens AG (Industrial Conglomerates)	8,560,668

		72,292,261

Hong Kong – 1.8%
1,718,000	AIA Group Ltd. (Insurance)	16,350,504

India – 1.8%
68,404	HDFC Bank Ltd.* (Banks)	1,092,407
114,923	HDFC Bank Ltd. ADR* (Banks)	6,601,177
119,441	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	3,098,686
150,519	Tata Consultancy Services Ltd. (IT Services)	5,424,772

		16,217,042

Ireland – 2.8%
30,744	Accenture PLC Class A (IT Services)	6,668,681
15,262	ICON PLC* (Life Sciences Tools & Services)	2,751,739
31,322	Ryanair Holdings PLC* (Airlines)	431,595
124,097	Ryanair Holdings PLC ADR* (Airlines)	10,002,218
25,786	STERIS PLC (Health Care Equipment & Supplies)	4,569,021

		24,423,254

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Israel* – 0.5%
42,506	Check Point Software Technologies Ltd. (Software)	$4,826,981

Italy – 2.5%
717,278	Enel SpA (Electric Utilities)	5,702,721
209,813	Eni SpA (Oil, Gas & Consumable Fuels)	1,469,749
1,666,396	Intesa Sanpaolo SpA* (Banks)	2,766,390
1,611,132	UniCredit SpA* (Banks)	12,066,393

		22,005,253

Japan – 11.4%
46,500	Daikin Industries Ltd. (Building Products)	8,701,695
40,500	Denso Corp. (Auto Components)	1,887,160
49,300	FANUC Corp. (Machinery)	10,413,376
172,800	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	5,824,102
78,000	Hoya Corp. (Health Care Equipment & Supplies)	8,802,838
171,700	Japan Tobacco, Inc. (Tobacco)	3,232,626
12,800	Keyence Corp. (Electronic Equipment, Instruments & Components)	5,808,928
52,600	Koito Manufacturing Co. Ltd. (Auto Components)	2,536,571
18,300	Kose Corp. (Personal Products)	2,332,801
319,800	Kubota Corp. (Machinery)	5,557,506
81,500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	4,488,405
115,500	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	8,099,859
319,100	Olympus Corp. (Health Care Equipment & Supplies)	6,108,876
17,100	Shin-Etsu Chemical Co. Ltd. (Chemicals)	2,283,991
2,600	SMC Corp. (Machinery)	1,382,954
75,800	Sompo Holdings, Inc. (Insurance)	2,830,059
187,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,182,051
290,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	8,983,382
172,000	Terumo Corp. (Health Care Equipment & Supplies)	6,330,284

		100,787,464

Luxembourg* – 0.2%
148,147	ArcelorMittal SA (Metals & Mining)	2,008,877

Macau – 0.4%
873,600	Sands China Ltd. (Hotels, Restaurants & Leisure)	3,065,988

Mexico* – 0.3%
612,392	Grupo Financiero Banorte SAB de CV Class O (Banks)	2,728,286

Common Stocks – (continued)
Netherlands – 5.6%
2,185	Adyen NV*(a) (IT Services)	3,672,424
121,508	Akzo Nobel NV (Chemicals)	11,687,644
16,035	ASML Holding NV (Semiconductors & Semiconductor Equipment)	5,792,002
19,285	Ferrari NV (Automobiles)	3,440,287
2,058,865	ING Groep NV* (Banks)	14,102,643
117,622	Koninklijke Philips NV* (Health Care Equipment & Supplies)	5,447,869
53,340	QIAGEN NV* (Life Sciences Tools & Services)	2,532,731
64,921	Randstad NV* (Professional Services)	3,239,332

		49,914,932

Portugal – 0.2%
246,516	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	2,002,002

Singapore – 0.4%
227,300	DBS Group Holdings Ltd. (Banks)	3,385,827

South Korea – 1.9%
8,816	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	11,122,004
81,676	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	5,794,328

		16,916,332

Spain – 3.2%
28,931	Aena SME SA*(a) (Transportation Infrastructure)	3,898,040
263,116	Amadeus IT Group SA (IT Services)	12,536,465
2,194,604	Banco Bilbao Vizcaya Argentaria SA (Banks)	6,331,765
3,012,907	CaixaBank SA (Banks)	5,497,319

		28,263,589

Sweden – 1.3%
101,326	Atlas Copco AB Class A (Machinery)	4,472,647
105,226	Essity AB Class B (Household Products)	3,045,587
193,931	Volvo AB Class B* (Machinery)	3,769,473

		11,287,707

Switzerland – 12.6%
366,707	ABB Ltd. (Electrical Equipment)	8,898,148
99,999	Alcon, Inc.* (Health Care Equipment & Supplies)	5,685,255
161,810	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	10,113,736
56,980	Julius Baer Group Ltd. (Capital Markets)	2,535,908
9,160	Lonza Group AG (Life Sciences Tools & Services)	5,550,136
184,601	Nestle SA (Food Products)	20,763,531
189,778	Novartis AG (Pharmaceuticals)	14,787,991

The accompanying notes are an integral part of these financial statements.	17

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
58,020	Roche Holding AG (Pharmaceuticals)	$18,643,645
37,262	Sika AG (Chemicals)	9,166,629
472,132	UBS Group AG (Capital Markets)	5,496,546
30,672	Zurich Insurance Group AG (Insurance)	10,187,569

		111,829,094

Taiwan – 1.6%
173,450	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	14,547,252

United Kingdom – 11.4%
17,580	Aon PLC Class A (Insurance)	3,234,896
1,254,161	Aviva PLC (Insurance)	4,183,346
783,985	Balfour Beatty PLC* (Construction & Engineering)	2,166,671
6,370,746	Barclays PLC* (Banks)	8,830,320
1,388,656	BP PLC (Oil, Gas & Consumable Fuels)	3,542,021
246,512	British American Tobacco PLC (Tobacco)	7,813,289
51,029	Coca-Cola European Partners PLC (Beverages)	1,822,246
564,456	Compass Group PLC (Hotels, Restaurants & Leisure)	7,726,124
163,628	Diageo PLC (Beverages)	5,288,104
352,369	Experian PLC (Professional Services)	12,908,646
2,197,741	International Consolidated Airlines Group SA (Airlines)	2,748,475
20,210	Johnson Matthey PLC (Chemicals)	562,588
27,050	Linde PLC (Chemicals)	5,928,413
72,843	Micro Focus International PLC* (Software)	204,401
346,693	Prudential PLC (Insurance)	4,240,227
52,677	Reckitt Benckiser Group PLC (Household Products)	4,640,238
288,541	RELX PLC (Professional Services)	5,708,962
61,480	Rio Tinto PLC (Metals & Mining)	3,477,392
3,172,483	Rolls-Royce Holdings PLC* (Aerospace & Defense)	2,936,342
246,277	Smith & Nephew PLC (Health Care Equipment & Supplies)	4,276,386
130,158	Smiths Group PLC (Industrial Conglomerates)	2,242,621
1,521,194	Tesco PLC (Food & Staples Retailing)	4,048,727
212,274	WH Smith PLC (Specialty Retail)	2,744,034

		101,274,469

United States – 2.4%
12,862	IHS Markit Ltd. (Professional Services)	1,040,150
18,391	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	5,872,063
4,655	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	4,645,271

Common Stocks – (continued)
United States – (continued)
34,994	ResMed, Inc. (Health Care Equipment & Supplies)	6,716,748
62,893	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	3,347,794

		21,622,026

TOTAL COMMON STOCKS
(Cost $736,983,125)		$841,551,202

Shares	Dividend Rate	Value

Preferred Stocks – 1.6%
Germany – 1.6%
Volkswagen AG (Automobiles)
97,839	3.455%	$14,251,627
(Cost $13,714,851)

Investment Company(b) – 2.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,436,920	0.028%	$24,436,920
(Cost $24,436,920)

Units	Description	Expiration Date	Value

Rights* – 0.6%
United Kingdom – 0.6%
Rolls-Royce Holdings PLC (Aerospace & Defense)
10,574,943		11/11/20	$5,342,936
(Cost $12,441,707)

TOTAL INVESTMENTS – 99.9%
(Cost $787,576,603)			$885,582,685

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			776,359

NET ASSETS – 100.0%			$886,359,044

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
GDR	—Global Depository Receipt
PLC	—Public Limited Company

18	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 96.7%
Aerospace & Defense – 2.5%
15,084	Airbus SE*	$1,103,636
3,923	HEICO Corp. Class A	366,800
28,111	Raytheon Technologies Corp.	1,526,990
3,073	Safran SA*	324,140

		3,321,566

Airlines – 0.2%
8,008	Southwest Airlines Co.	316,556

Banks – 4.0%
61,807	Bank of America Corp.	1,464,826
32,883	JPMorgan Chase & Co.	3,223,849
40,502	KeyCorp.	525,716

		5,214,391

Beverages – 0.6%
4,804	Constellation Brands, Inc. Class A	793,765

Biotechnology – 1.7%
10,343	Amgen, Inc.	2,243,810

Building Products – 0.9%
12,927	Armstrong World Industries, Inc.	774,328
11,530	The AZEK Co., Inc.*	385,563

		1,159,891

Capital Markets – 2.6%
13,309	Intercontinental Exchange, Inc.	1,256,369
12,925	Morgan Stanley	622,339
3,964	S&P Global, Inc.	1,279,302
4,914	Tradeweb Markets, Inc. Class A	267,715
1,700	Virtu Financial, Inc. Class A	36,346

		3,462,071

Chemicals – 2.4%
1,680	Linde PLC	368,197
14,675	Nutrien Ltd.	596,979
2,935	The Sherwin-Williams Co.	2,019,221
10,079	Valvoline, Inc.	198,254

		3,182,651

Commercial Services & Supplies – 1.6%
4,156	UniFirst Corp.	680,794
4,388	Waste Connections, Inc.	435,816
9,045	Waste Management, Inc.	976,046

		2,092,656

Communications Equipment – 1.2%
6,954	Motorola Solutions, Inc.	1,099,149
36,035	Telefonaktiebolaget LM Ericsson Class B	402,314

		1,501,463

Construction Materials – 1.0%
9,163	Vulcan Materials Co.	1,327,169

Consumer Finance – 2.0%
22,257	American Express Co.	2,030,728

Common Stocks – (continued)
Consumer Finance – (continued)
2,148	Credit Acceptance Corp.*	640,362

		2,671,090

Distributors* – 0.8%
32,913	LKQ Corp.	1,052,887

Diversified Financial Services* – 1.6%
10,573	Berkshire Hathaway, Inc. Class B	2,134,689

Diversified Telecommunication Services – 1.1%
16,611	Cellnex Telecom SA(a)	1,066,276
6,825	Cogent Communications Holdings, Inc.	380,835

		1,447,111

Electronic Equipment, Instruments & Components – 1.3%
2,340	CDW Corp.	286,884
7,916	Keysight Technologies, Inc.*	830,151
1,900	Zebra Technologies Corp. Class A*	538,916

		1,655,951

Entertainment – 2.7%
17,404	Electronic Arts, Inc.*	2,085,521
1,489	Live Nation Entertainment, Inc.*	72,663
7,960	The Walt Disney Co.	965,150
11,330	World Wrestling Entertainment, Inc. Class A	411,959

		3,535,293

Equity Real Estate Investment Trusts (REITs) – 3.5%
7,166	Crown Castle International Corp.	1,119,329
6,971	Public Storage	1,596,847
15,821	Simon Property Group, Inc.	993,717
134,325	The Macerich Co.	934,902

		4,644,795

Food & Staples Retailing* – 0.3%
9,795	BJ’s Wholesale Club Holdings, Inc.	375,051

Food Products – 0.6%
4,174	General Mills, Inc.	246,767
8,950	Lamb Weston Holdings, Inc.	567,877

		814,644

Health Care Equipment & Supplies – 7.7%
14,871	Abbott Laboratories	1,563,091
47,852	Alcon, Inc.*	2,719,908
16,066	Baxter International, Inc.	1,246,239
855	Becton Dickinson & Co.	197,616
22,782	Boston Scientific Corp.*	780,739
480	Danaher Corp.	110,179
2,955	Masimo Corp.*	661,388
28,431	Medtronic PLC	2,859,306

		10,138,466

Health Care Providers & Services – 2.4%
13,923	Covetrus, Inc.*	343,759
12,783	HCA Healthcare, Inc.	1,584,325

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
4,000	UnitedHealth Group, Inc.	$1,220,560

		3,148,644

Hotels, Restaurants & Leisure – 2.3%
15,662	Las Vegas Sands Corp.	752,716
6,590	McDonald’s Corp.	1,403,670
10,376	Starbucks Corp.	902,297

		3,058,683

Household Durables – 5.4%
24,255	D.R. Horton, Inc.	1,620,476
2,189	Garmin Ltd.	227,700
34,964	Lennar Corp. Class A	2,455,522
688	NVR, Inc.*	2,719,726

		7,023,424

Industrial Conglomerates – 1.1%
1,234	3M Co.	197,391
3,312	Roper Technologies, Inc.	1,229,878

		1,427,269

Insurance – 0.9%
3,930	Aon PLC Class A	723,159
3,855	Arthur J. Gallagher & Co.	399,802

		1,122,961

Interactive Media & Services* – 2.9%
1,416	Alphabet, Inc. Class A	2,288,412
5,925	Facebook, Inc. Class A	1,558,927

		3,847,339

Internet & Direct Marketing Retail – 2.5%
475	Amazon.com, Inc.*	1,442,171
38,579	eBay, Inc.	1,837,518

		3,279,689

IT Services – 5.3%
6,949	Accenture PLC Class A	1,507,307
4,900	Broadridge Financial Solutions, Inc.	674,240
19,828	Fiserv, Inc.*	1,892,979
4,170	Mastercard, Inc. Class A	1,203,629
4,274	PayPal Holdings, Inc.*	795,520
39,123	Verra Mobility Corp.*	375,972
2,906	Visa, Inc. Class A	528,049

		6,977,696

Leisure Products – 1.2%
15,897	Brunswick Corp.	1,012,798
5,990	Hasbro, Inc.	495,493

		1,508,291

Life Sciences Tools & Services – 0.9%
1,449	IQVIA Holdings, Inc.*	223,131
2,005	Thermo Fisher Scientific, Inc.	948,606

		1,171,737

Common Stocks – (continued)
Machinery – 0.4%
1,546	Otis Worldwide Corp.	94,739
4,657	The Toro Co.	382,340

		477,079

Media – 2.6%
31,567	Comcast Corp. Class A	1,333,390
99,470	Discovery, Inc. Class A*	2,013,273

		3,346,663

Metals & Mining – 0.6%
17,925	Wheaton Precious Metals Corp.	826,522

Multiline Retail – 2.9%
10,407	Dollar Tree, Inc.*	939,960
19,048	Target Corp.	2,899,487

		3,839,447

Oil, Gas & Consumable Fuels – 2.6%
22,317	Chevron Corp.	1,551,032
25,733	ConocoPhillips	736,478
74,864	Continental Resources, Inc.	900,614
194,975	Kosmos Energy Ltd.	193,864

		3,381,988

Pharmaceuticals – 4.0%
10,539	Eli Lilly & Co.	1,374,918
18,616	Merck & Co., Inc.	1,400,109
68,927	Pfizer, Inc.	2,445,530

		5,220,557

Road & Rail – 2.6%
2,467	AMERCO	856,444
2,779	Norfolk Southern Corp.	581,144
11,100	Union Pacific Corp.	1,966,809

		3,404,397

Semiconductors & Semiconductor Equipment – 7.3%
17,512	Analog Devices, Inc.	2,075,697
7,850	Entegris, Inc.	586,944
45,800	ON Semiconductor Corp.*	1,149,122
25,255	QUALCOMM, Inc.	3,115,457
9,038	Skyworks Solutions, Inc.	1,276,979
9,225	Texas Instruments, Inc.	1,333,843

		9,538,042

Software – 2.6%
781	Autodesk, Inc.*	183,957
10,074	Dropbox, Inc. Class A*	183,951
9,955	Microsoft Corp.	2,015,589
6,212	PTC, Inc.*	521,062
4,280	Varonis Systems, Inc.*	494,640

		3,399,199

Specialty Retail – 4.7%
14,976	Lowe’s Cos., Inc.	2,367,706
11,191	The Home Depot, Inc.	2,984,752

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
1,650	Ulta Beauty, Inc.*	$341,170
4,491	Williams-Sonoma, Inc.	409,624

		6,103,252

Textiles, Apparel & Luxury Goods – 0.5%
7,972	Carter’s, Inc.	649,319

Wireless Telecommunication Services – 0.7%
6,218	T-Mobile US, Inc.*	681,306
137,847	Vodafone Group PLC	183,884

		865,190

TOTAL COMMON STOCKS
(Cost $98,936,414)		$126,703,354

Shares	Dividend Rate	Value

Investment Company(b) – 3.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,388,467	0.028%	$4,388,467
(Cost $4,388,467)

TOTAL INVESTMENTS – 100.0%
(Cost $103,324,881)		$131,091,821

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(25,764)

NET ASSETS – 100.0%		$131,066,057

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	GBP	110,000	USD	142,218	12/16/20	$340
	USD	4,597,055	EUR	3,879,000	12/16/20	74,200
	USD	459,469	SEK	4,024,000	12/16/20	6,967

TOTAL						$81,507

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	1,480,000	USD	1,745,203	12/16/20	$(19,545)
	SEK	356,000	USD	40,297	12/16/20	(265)
	USD	323,208	GBP	251,000	12/16/20	(2,082)

TOTAL						$(21,892)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 95.9%
Aerospace & Defense – 1.1%
7,000	Aerojet Rocketdyne Holdings, Inc.*	$226,940
4,490	Axon Enterprise, Inc.*	444,061
25,986	BWX Technologies, Inc.	1,429,490
13,880	Curtiss-Wright Corp.	1,170,917
20,931	Mercury Systems, Inc.*	1,441,727
8,300	Vectrus, Inc.*	328,016

		5,041,151

Air Freight & Logistics – 0.3%
8,000	Atlas Air Worldwide Holdings, Inc.*	473,280
800	Forward Air Corp.	50,376
13,800	Hub Group, Inc. Class A*	691,794
37,600	Radiant Logistics, Inc.*	193,264

		1,408,714

Airlines – 0.1%
4,800	Mesa Air Group, Inc.*	15,168
12,900	SkyWest, Inc.	374,487

		389,655

Auto Components – 0.7%
19,350	Adient PLC*	410,607
23,150	Dana, Inc.	323,869
6,440	Fox Factory Holding Corp.*	541,475
12,517	LCI Industries	1,372,614
10,998	Standard Motor Products, Inc.	503,708

		3,152,273

Automobiles – 0.3%
39,236	Harley-Davidson, Inc.	1,290,080

Banks – 4.2%
600	ACNB Corp.	12,522
6,150	Amalgamated Bank Class A	68,265
14,950	Ameris Bancorp	438,035
58,502	BankUnited, Inc.	1,477,175
6,750	Berkshire Hills Bancorp, Inc.	87,953
8,500	Boston Private Financial Holdings, Inc.	52,530
7,750	Cadence BanCorp.	86,955
13,900	Cathay General Bancorp	327,067
1,050	Century Bancorp, Inc. Class A	75,149
19,013	Columbia Banking System, Inc.	540,159
11,700	ConnectOne Bancorp, Inc.	180,531
32,050	Customers Bancorp, Inc.*	442,931
2,800	Eagle Bancorp, Inc.	83,776
10,500	Financial Institutions, Inc.	186,165
110,250	First Bancorp	715,522
1,750	First Citizens BancShares, Inc. Class A	809,725
4,700	First Commonwealth Financial Corp.	40,514
3,300	First Foundation, Inc.	49,071
82,697	First Hawaiian, Inc.	1,427,350
98,782	First Horizon National Corp.	1,028,321
27,289	First Merchants Corp.	712,516
5,400	First Midwest Bancorp, Inc.	67,770
13,000	Great Western Bancorp, Inc.	168,870
10,200	Hancock Whitney Corp.	233,274

Common Stocks – (continued)
Banks – (continued)
17,150	Hanmi Financial Corp.	154,178
2,650	Heartland Financial USA, Inc.	87,291
35,150	Hilltop Holdings, Inc.	801,771
29,300	Hope Bancorp, Inc.	236,451
3,800	International Bancshares Corp.	105,184
8,150	Midland States Bancorp, Inc.	121,435
5,950	MidWestOne Financial Group, Inc.	119,893
40,050	OFG Bancorp	576,319
2,800	Old Second Bancorp, Inc.	23,940
27,907	Prosperity Bancshares, Inc.	1,537,955
7,300	QCR Holdings, Inc.	226,519
49,200	Simmons First National Corp. Class A	835,908
7,642	South State Corp.	469,219
13,750	Southern National Bancorp of Virginia, Inc.	132,825
42,373	Synovus Financial Corp.	1,101,698
4,200	Texas Capital Bancshares, Inc.*	189,000
42,800	The Bancorp, Inc.*	410,880
39,450	The Bank of NT Butterfield & Son Ltd.	1,043,847
5,400	TriState Capital Holdings, Inc.*	67,986
42,189	Umpqua Holdings Corp.	529,894
74,600	Valley National Bancorp	569,944

		18,654,283

Beverages* – 0.2%
9,900	National Beverage Corp.	775,071

Biotechnology* – 7.7%
26,773	Abcam PLC ADR	508,687
8,700	Acceleron Pharma, Inc.	909,846
30,750	Allogene Therapeutics, Inc.	1,043,040
1,200	ALX Oncology Holdings, Inc.	47,412
44,700	Amicus Therapeutics, Inc.	797,001
19,090	Apellis Pharmaceuticals, Inc.	608,971
15,170	Arcus Biosciences, Inc.	330,706
7,230	Arena Pharmaceuticals, Inc.	619,756
3,420	Ascendis Pharma A/S ADR	558,657
17,970	Assembly Biosciences, Inc.	264,878
32,450	Athenex, Inc.	369,930
11,900	Avid Bioservices, Inc.	86,275
10,200	Avidity Biosciences, Inc.	252,246
16,659	Biohaven Pharmaceutical Holding Co. Ltd.	1,290,406
4,850	BioSpecifics Technologies Corp.	427,285
8,190	Bioxcel Therapeutics, Inc.	374,201
10,030	Bluebird Bio, Inc.	518,651
21,565	Blueprint Medicines Corp.	2,205,668
170,950	Catalyst Pharmaceuticals, Inc.	507,721
9,180	Celyad SA ADR	64,903
36,464	Coherus Biosciences, Inc.	607,855
6,340	Compass Pathways PLC ADR	202,880
15,500	Concert Pharmaceuticals, Inc.	159,960
15,610	Constellation Pharmaceuticals, Inc.*	306,268
57,330	CytomX Therapeutics, Inc.	379,525
19,700	Dicerna Pharmaceuticals, Inc.	413,503
16,300	Eagle Pharmaceuticals, Inc.	758,276

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Biotechnology* – (continued)
11,450	Emergent BioSolutions, Inc.	$1,030,156
35,290	Epizyme, Inc.	436,184
30,030	Equillium, Inc.	190,691
20,250	Fate Therapeutics, Inc.	899,100
29,156	FibroGen, Inc.	1,119,007
11,450	Generation Bio Co.	295,868
10,518	Global Blood Therapeutics, Inc.	556,192
12,800	Halozyme Therapeutics, Inc.	358,400
13,100	Insmed, Inc.	431,514
15,240	Invitae Corp.	597,560
33,525	Iovance Biotherapeutics, Inc.	1,196,172
6,770	Kronos Bio, Inc.	190,169
7,320	Krystal Biotech, Inc.	314,687
17,760	Kura Oncology, Inc.	555,000
7,500	Ligand Pharmaceuticals, Inc.	618,375
4,370	Mirati Therapeutics, Inc.	948,902
24,530	Myovant Sciences Ltd.	338,514
16,600	Natera, Inc.	1,116,516
8,242	Neurocrine Biosciences, Inc.	813,238
7,000	Novavax, Inc.	564,970
237,600	OPKO Health, Inc.	836,352
20,340	Opthea, Ltd. ADR	258,318
12,220	ORIC Pharmaceuticals, Inc.	262,730
8,430	PMV Pharmaceuticals, Inc.	295,472
6,450	Prothena Corp. PLC	70,370
20,200	Puma Biotechnology, Inc.	169,074
13,150	Replimune Group, Inc.	549,801
33,900	Retrophin, Inc.	686,136
6,710	Sage Therapeutics, Inc.	492,380
7,030	SpringWorks Therapeutics, Inc.	407,670
7,570	Twist Bioscience Corp.	580,165
11,350	Ultragenyx Pharmaceutical, Inc.	1,140,675
950	United Therapeutics Corp.	127,519
70,350	Vanda Pharmaceuticals, Inc.	752,041

		33,814,425

Building Products – 1.1%
13,810	Advanced Drainage Systems, Inc.	875,968
11,500	American Woodmark Corp.*	950,015
3,400	Apogee Enterprises, Inc.	81,226
33,550	JELD-WEN Holding, Inc.*	705,557
11,010	Simpson Manufacturing Co., Inc.	976,807
6,490	Trex Co., Inc.*	451,315
19,500	UFP Industries, Inc.	973,245

		5,014,133

Capital Markets – 1.4%
30,766	Ares Management Corp. Class A	1,301,402
4,100	Assetmark Financial Holdings, Inc.*	86,715
5,250	Donnelley Financial Solutions, Inc.*	66,308
19,367	Evercore, Inc. Class A	1,540,451
40,500	Federated Hermes, Inc.	967,950
8,029	Hamilton Lane, Inc. Class A	559,621
800	Oppenheimer Holdings, Inc. Class A	20,048
20,450	Stifel Financial Corp.	1,195,507
3,200	Virtus Investment Partners, Inc.	510,560

Common Stocks – (continued)
Capital Markets – (continued)
5,700	Waddell & Reed Financial, Inc. Class A	87,495

		6,336,057

Chemicals – 2.1%
96,920	Amyris, Inc.*	242,300
6,650	Avient Corp.	206,615
900	Hawkins, Inc.	42,039
23,735	Huntsman Corp.	576,523
15,741	Ingevity Corp.*	863,866
2,500	Koppers Holdings, Inc.*	56,075
22,250	Kronos Worldwide, Inc.	296,370
9,159	Minerals Technologies, Inc.	500,906
46,000	Orion Engineered Carbons SA	674,820
56,441	PQ Group Holdings, Inc.*	652,458
8,530	Quaker Chemical Corp.	1,627,439
11,300	Sensient Technologies Corp.	739,359
3,700	Stepan Co.	430,828
123,133	Valvoline, Inc.	2,422,026

		9,331,624

Commercial Services & Supplies – 3.7%
65,072	ABM Industries, Inc.	2,259,300
104,247	ACCO Brands Corp.	549,382
9,850	CECO Environmental Corp.*	69,738
38,160	Covanta Holding Corp.	346,493
28,200	Deluxe Corp.	604,608
63,018	Harsco Corp.*	812,932
25,600	Herman Miller, Inc.	780,032
4,700	HNI Corp.	152,985
73,202	IAA, Inc.*	4,142,501
14,100	Interface, Inc.	86,433
101,006	KAR Auction Services, Inc.	1,470,647
10,400	Matthews International Corp. Class A	227,032
10,334	MSA Safety, Inc.	1,363,261
8,700	Steelcase, Inc. Class A	90,828
33,769	Waste Connections, Inc.	3,353,937

		16,310,109

Communications Equipment – 0.8%
14,800	Calix, Inc.*	346,468
9,150	Extreme Networks, Inc.*	37,149
22,069	InterDigital, Inc.	1,235,423
15,500	NETGEAR, Inc.*	477,710
33,750	NetScout Systems, Inc.*	692,550
3,500	Plantronics, Inc.	68,320
37,580	Viavi Solutions, Inc.*	464,113

		3,321,733

Construction & Engineering – 1.1%
19,914	AECOM*	892,944
54,179	Aegion Corp.*	764,466
7,600	Comfort Systems USA, Inc.	348,080
19,132	EMCOR Group, Inc.	1,304,611
20,676	MasTec, Inc.*	1,026,356
26,700	Primoris Services Corp.	503,829

		4,840,286

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Construction Materials* – 0.1%
26,900	Forterra, Inc.	$351,045
10,800	Summit Materials, Inc. Class A	191,052

		542,097

Consumer Finance – 1.9%
3,800	Enova International, Inc.*	58,330
24,953	FirstCash, Inc.	1,298,554
1,040	Green Dot Corp. Class A*	55,453
1,080	LendingTree, Inc.*	349,477
208,852	Navient Corp.	1,672,905
9,476	Nelnet, Inc. Class A	578,415
52,092	PRA Group, Inc.*	1,777,900
5,900	Regional Management Corp.*	119,888
288,280	SLM Corp.	2,649,293

		8,560,215

Containers & Packaging – 0.9%
275,650	Graphic Packaging Holding Co.	3,663,388
4,050	Greif, Inc. Class A	164,390

		3,827,778

Diversified Consumer Services – 1.9%
850	Adtalem Global Education, Inc.*	19,924
1,400	American Public Education, Inc.*	39,578
19,440	Arco Platform Ltd. Class A*	662,515
19,355	Bright Horizons Family Solutions, Inc.*	3,059,058
19,943	Chegg, Inc.*	1,464,614
2,500	Franchise Group, Inc.	57,300
33,671	frontdoor, Inc.*	1,334,045
15,399	OneSpaWorld Holdings Ltd.	95,628
35,500	Perdoceo Education Corp.*	400,795
12,710	Strategic Education, Inc.	1,055,692

		8,189,149

Diversified Financial Services* – 0.2%
22,750	Cannae Holdings, Inc.	841,295

Diversified Telecommunication Services – 1.7%
14,390	Bandwidth, Inc. Class A*	2,307,509
13,596	Cogent Communications Holdings, Inc.	758,657
45,841	GCI Liberty, Inc. Class A*	3,723,664
7,100	Liberty Latin America Ltd. Class A*	69,580
19,150	Liberty Latin America Ltd. Class C*	186,138
31,940	Vonage Holdings Corp.*	337,925

		7,383,473

Electric Utilities – 0.1%
16,100	Otter Tail Corp.	617,435

Electrical Equipment – 1.1%
28,450	Atkore International Group, Inc.*	588,631
1,500	AZZ, Inc.	50,385
5,900	Encore Wire Corp.	272,639
42,945	EnerSys	3,074,862
5,700	nVent Electric PLC	102,885
23,700	Plug Power, Inc.*	331,800
5,660	Sunrun, Inc.*	294,433

		4,715,635

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.3%
43,523	Belden, Inc.	1,343,990
3,900	ePlus, Inc.*	263,289
43,879	Insight Enterprises, Inc.*	2,340,945
7,720	Itron, Inc.*	524,574
6,256	Littelfuse, Inc.	1,238,313
6,450	Methode Electronics, Inc.	198,466
2,900	PC Connection, Inc.	132,095
27,950	Sanmina Corp.*	683,098
8,250	ScanSource, Inc.*	165,825
23,503	SYNNEX Corp.	3,093,935
23,000	Vishay Intertechnology, Inc.	373,060

		10,357,590

Energy Equipment & Services – 0.5%
46,242	Cactus, Inc. Class A	786,114
110,128	ChampionX Corp.*	961,417
15,100	Matrix Service Co.*	114,760
139,000	Oceaneering International, Inc.*	567,120

		2,429,411

Entertainment* – 0.9%
12,700	Glu Mobile, Inc.	90,932
3,300	Lions Gate Entertainment Corp. Class A	22,110
6,100	Lions Gate Entertainment Corp. Class B	38,247
404,359	Zynga, Inc. Class A	3,635,187

		3,786,476

Equity Real Estate Investment Trusts (REITs) – 2.3%
13,450	American Assets Trust, Inc.	281,508
10,250	Cedar Realty Trust, Inc.	9,738
28,700	City Office REIT, Inc.	181,384
46,700	Columbia Property Trust, Inc.	494,086
92,400	CoreCivic, Inc.	592,284
57,455	Cousins Properties, Inc.	1,463,953
9,800	DiamondRock Hospitality Co.	48,412
14,204	EastGroup Properties, Inc.	1,890,268
41,550	Franklin Street Properties Corp.	174,510
4,200	Front Yard Residential Corp.	56,238
3,800	Global Net Lease, Inc.	54,074
6,600	Kite Realty Group Trust	68,376
3,300	Office Properties Income Trust	60,753
58,500	Pebblebrook Hotel Trust	700,830
61,000	Piedmont Office Realty Trust, Inc. Class A	696,620
19,700	PotlatchDeltic Corp.	818,535
47,050	Sabra Health Care REIT, Inc.	619,178
12,450	Service Properties Trust	89,765
14,811	Spirit Realty Capital, Inc.	445,071
2,800	STAG Industrial, Inc.	87,136
86,850	The Geo Group, Inc.	769,491
25,400	Urban Edge Properties	238,760
15,400	Urstadt Biddle Properties, Inc. Class A	146,454
36,750	Xenia Hotels & Resorts, Inc.	302,820

		10,290,244

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 0.9%
47,090	BJ’s Wholesale Club Holdings, Inc.*	$1,803,076
10,110	Casey’s General Stores, Inc.	1,704,243
6,000	PriceSmart, Inc.	414,000

		3,921,319

Food Products – 2.0%
33,050	Darling Ingredients, Inc.*	1,421,150
27,117	Fresh Del Monte Produce, Inc.	583,829
8,410	Freshpet, Inc.*	962,945
51,290	Hostess Brands, Inc.*	648,306
2,150	John B. Sanfilippo & Son, Inc.	156,434
3,790	Lancaster Colony Corp.	629,671
39,700	Nomad Foods Ltd.*	962,725
95,991	The Hain Celestial Group, Inc.*	2,951,723
31,834	The Simply Good Foods Co.*	598,479

		8,915,262

Gas Utilities – 0.3%
4,400	National Fuel Gas Co.	175,824
2,100	ONE Gas, Inc.	144,984
9,700	Southwest Gas Holdings, Inc.	637,484
5,700	Spire, Inc.	319,428

		1,277,720

Health Care Equipment & Supplies* – 2.6%
26,150	AngioDynamics, Inc.	270,391
9,678	CryoPort, Inc.	388,475
3,800	Eargo, Inc.	131,670
55,081	Envista Holdings Corp.	1,455,240
30,621	Establishment Labs Holdings, Inc.	766,444
1,700	ICU Medical, Inc.	302,243
7,046	Inari Medical, Inc.	466,445
14,700	Integer Holdings Corp.	859,215
4,730	iRhythm Technologies, Inc.	1,000,158
2,470	Masimo Corp.	552,835
44,300	Meridian Bioscience, Inc.	759,745
10,300	Natus Medical, Inc.	187,563
3,900	Neogen Corp.	271,986
10,517	Nevro Corp.	1,569,242
22,047	OrthoPediatrics Corp.	983,296
3,600	Quidel Corp.	965,844
11,570	Silk Road Medical, Inc.	701,142

		11,631,934

Health Care Providers & Services – 2.4%
2,600	Castle Biosciences, Inc.*	120,718
18,553	Encompass Health Corp.	1,137,484
16,950	Hanger, Inc.*	296,116
34,291	HealthEquity, Inc.*	1,765,644
7,410	LHC Group, Inc.*	1,604,635
2,500	Magellan Health, Inc.*	180,675
2,550	National HealthCare Corp.	161,415
12,461	Oak Street Health, Inc.*	593,019
30,399	Progyny, Inc.*	740,824
45,462	R1 RCM, Inc.*	814,679
42,500	Select Medical Holdings Corp.*	891,650

Common Stocks – (continued)
Health Care Providers & Services – (continued)
18,100	The Ensign Group, Inc.	1,065,004
6,200	The Providence Service Corp.*	728,810
14,700	Tivity Health, Inc.*	202,125
6,513	Triple-S Management Corp. Class B*	120,621

		10,423,419

Health Care Technology – 2.1%
22,819	Accolade, Inc.*	799,121
45,150	Allscripts Healthcare Solutions, Inc.*	455,112
202,222	Change Healthcare, Inc.*	2,861,441
10,800	Computer Programs & Systems, Inc.	301,212
17,220	Health Catalyst, Inc.*	593,746
24,800	HMS Holdings Corp.*	660,176
3,100	Inovalon Holdings, Inc. Class A*	58,869
7,380	Inspire Medical Systems, Inc.*	881,394
35,150	NextGen Healthcare, Inc.*	478,040
5,500	Omnicell, Inc.*	476,025
40,624	Phreesia, Inc.*	1,501,869

		9,067,005

Hotels, Restaurants & Leisure – 1.5%
3,700	Bally’s Corp.	89,799
36,800	Bloomin’ Brands, Inc.	514,464
3,100	Boyd Gaming Corp.	98,332
1,500	Century Casinos, Inc.*	7,065
8,764	Choice Hotels International, Inc.	765,535
6,320	Churchill Downs, Inc.	942,628
26,100	Del Taco Restaurants, Inc.*	193,532
7,300	Dine Brands Global, Inc.	375,585
36,801	Extended Stay America, Inc.	417,691
42,500	International Game Technology PLC	348,925
5,600	Jack in the Box, Inc.	448,336
5,500	Papa John’s International, Inc.	421,300
9,000	Texas Roadhouse, Inc.	630,270
7,550	Wingstop, Inc.	878,292
13,515	Wyndham Destinations, Inc.	440,994

		6,572,748

Household Durables – 1.4%
1,600	Cavco Industries, Inc.*	275,424
17,700	M/I Homes, Inc.*	724,284
3,950	MDC Holdings, Inc.	171,904
15,770	Meritage Homes Corp.*	1,373,409
10,200	Skyline Champion Corp.*	261,630
6,778	Tempur Sealy International, Inc.*	603,242
12,352	Toll Brothers, Inc.	522,243
13,502	TopBuild Corp.*	2,068,641
2,600	TRI Pointe Group, Inc.*	42,718
9,300	Tupperware Brands Corp.	294,996

		6,338,491

Household Products – 0.8%
58,521	Energizer Holdings, Inc.	2,302,801
19,543	Spectrum Brands Holdings, Inc.	1,111,411

		3,414,212

26	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – 3.1%
2,600	Argo Group International Holdings Ltd.	$92,768
70,183	Assured Guaranty Ltd.	1,791,772
42,467	Axis Capital Holdings Ltd.	1,812,916
13,800	CNO Financial Group, Inc.	244,950
1,700	Employers Holdings, Inc.	54,417
18,621	First American Financial Corp.	830,310
22,250	Genworth Financial, Inc. Class A*	87,443
31,250	Heritage Insurance Holdings, Inc.	295,000
69,114	National General Holdings Corp.	2,347,803
26,962	ProAssurance Corp.	416,024
8,852	Reinsurance Group of America, Inc.	894,229
2,400	Selective Insurance Group, Inc.	124,944
14,700	Stewart Information Services Corp.	623,133
17,255	The Hanover Insurance Group, Inc.	1,650,613
24,600	Third Point Reinsurance Ltd.*	191,388
24,150	Universal Insurance Holdings, Inc.	301,150
1,947	White Mountains Insurance Group Ltd.	1,768,519

		13,527,379

Interactive Media & Services* – 0.6%
51,166	ANGI Homeservices, Inc. Class A	542,360
93,350	Cars.com, Inc.	689,856
8,670	EverQuote, Inc. Class A	290,358
17,800	Liberty TripAdvisor Holdings, Inc. Class A	31,684
6,000	QuinStreet, Inc.	96,030
46,686	Yelp, Inc.	918,314

		2,568,602

Internet & Direct Marketing Retail* – 1.1%
17,200	1-800-Flowers.com, Inc. Class A	341,076
3,300	Duluth Holdings, Inc. Class B	50,622
7,817	Etsy, Inc.	950,469
71,740	MakeMyTrip Ltd.	1,346,560
4,700	Overstock.com, Inc.	263,670
4,750	Stamps.com, Inc.	1,060,390
21,126	Stitch Fix, Inc. Class A	727,368

		4,740,155

IT Services – 5.7%
85,530	DXC Technology Co.	1,575,463
28,760	EVERTEC, Inc.	957,133
132,068	Evo Payments, Inc. Class A*	2,782,673
98,402	Genpact Ltd.	3,382,077
41,650	KBR, Inc.	928,378
23,190	LiveRamp Holdings, Inc.*	1,532,627
13,290	ManTech International Corp. Class A	862,255
23,760	MAXIMUS, Inc.	1,605,701
32,000	Perspecta, Inc.	573,760
25,040	Repay Holdings Corp.*	564,151
24,586	Science Applications International Corp.	1,877,633
11,190	Shift4 Payments, Inc. Class A*	569,683
60,917	Sykes Enterprises, Inc.*	2,085,798
17,400	The Hackett Group, Inc.	224,808
40,601	TTEC Holdings, Inc.	2,224,123
77,852	Unisys Corp.*	1,022,975

Common Stocks – (continued)
IT Services – (continued)
3,365	WEX, Inc.*	425,841
5,420	Wix.com Ltd.*	1,340,474
10,750	WNS Holdings Ltd. ADR*	619,630

		25,155,183

Leisure Products – 0.8%
10,100	American Outdoor Brands, Inc.*	152,813
66,279	Clarus Corp.	1,027,987
12,250	Malibu Boats, Inc. Class A*	622,668
17,150	MasterCraft Boat Holdings, Inc.*	353,633
44,200	Smith & Wesson Brands, Inc.	733,278
14,810	YETI Holdings, Inc.*	732,799

		3,623,178

Life Sciences Tools & Services – 2.4%
26,351	Bruker Corp.	1,120,972
16,619	Charles River Laboratories International, Inc.*	3,784,146
9,100	Medpace Holdings, Inc.*	1,009,554
73,716	NeoGenomics, Inc.*	2,891,879
35,054	Syneos Health, Inc.*	1,860,666

		10,667,217

Machinery – 2.3%
26,600	Altra Industrial Motion Corp.	1,137,416
3,000	Astec Industries, Inc.	152,400
7,870	Chart Industries, Inc.*	664,621
2,000	Crane Co.	101,500
8,521	ESCO Technologies, Inc.	713,122
31,590	Evoqua Water Technologies Corp.*	724,359
36,750	Gates Industrial Corp. PLC*	407,925
19,369	Hillenbrand, Inc.	566,543
1,558	IDEX Corp.	265,468
12,026	John Bean Technologies Corp.	1,009,823
7,710	Kornit Digital Ltd.*	519,037
21,600	Rexnord Corp.	692,928
15,900	SPX Corp.*	674,001
3,250	Standex International Corp.	201,793
22,444	Terex Corp.	554,142
16,650	The Shyft Group, Inc.	321,512
2,100	TriMas Corp.*	51,093
5,620	Watts Water Technologies, Inc. Class A	622,527
7,921	Woodward, Inc.	630,116

		10,010,326

Marine – 0.1%
19,000	Costamare, Inc.	108,110
9,500	Matson, Inc.	493,525

		601,635

Media – 0.3%
53,500	Entercom Communications Corp. Class A	80,250
22,900	Gray Television, Inc.*	290,372
12,193	Nexstar Media Group, Inc. Class A	1,004,703
13,400	TEGNA, Inc.	161,202

		1,536,527

The accompanying notes are an integral part of these financial statements.	27

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – 0.4%
75,100	Hecla Mining Co.	$343,958
33,650	Ryerson Holding Corp.*	264,826
19,950	Worthington Industries, Inc.	981,739

		1,590,523

Mortgage Real Estate Investment Trusts (REITs) – 1.0%
30,903	Ares Commercial Real Estate Corp.	287,707
56,683	Blackstone Mortgage Trust, Inc. Class A	1,230,021
105,500	Chimera Investment Corp.	880,925
59,600	Colony Credit Real Estate, Inc.	312,304
31,200	Ready Capital Corp.	350,688
67,771	Starwood Property Trust, Inc.	946,761
51,400	TPG RE Finance Trust, Inc.	401,948

		4,410,354

Multi-Utilities – 0.1%
9,300	Black Hills Corp.	526,938
1,600	NorthWestern Corp.	83,408

		610,346

Multiline Retail – 0.3%
15,800	Big Lots, Inc.	752,080
5,540	Ollie’s Bargain Outlet Holdings, Inc.*	482,479

		1,234,559

Oil, Gas & Consumable Fuels – 1.0%
27,550	Ardmore Shipping Corp.	77,140
8,100	Berry Corp.	21,222
11,850	DHT Holdings, Inc.	56,998
26,600	Diamond S Shipping, Inc.*	150,556
21,763	Diamondback Energy, Inc.	564,967
19,700	International Seaways, Inc.	266,738
35,563	Parsley Energy, Inc. Class A	355,986
12,100	Range Resources Corp.	79,618
127,877	World Fuel Services Corp.	2,691,811

		4,265,036

Paper & Forest Products – 0.6%
20,000	Boise Cascade Co.	767,600
9,700	Louisiana-Pacific Corp.	277,226
44,053	Schweitzer-Mauduit International, Inc.	1,462,560
7,200	Verso Corp. Class A	56,016

		2,563,402

Personal Products – 0.6%
50,600	BellRing Brands, Inc. Class A*	925,474
46,360	elf Beauty, Inc.*	939,717
800	Medifast, Inc.	112,392
3,500	Nu Skin Enterprises, Inc. Class A	172,725
6,900	USANA Health Sciences, Inc.*	521,985

		2,672,293

Pharmaceuticals* – 1.2%
110,100	Amneal Pharmaceuticals, Inc.	458,016
20,100	Amphastar Pharmaceuticals, Inc.	393,759
28,483	Catalent, Inc.	2,499,953

Common Stocks – (continued)
Pharmaceuticals* – (continued)
3,760	GW Pharmaceuticals PLC ADR	338,438
1,550	Horizon Therapeutics PLC	116,141
900	Innoviva, Inc.	9,729
14,800	Osmotica Pharmaceuticals PLC	75,924
25,600	Prestige Consumer Healthcare, Inc.	845,568
37,050	Supernus Pharmaceuticals, Inc.	680,238

		5,417,766

Professional Services – 2.0%
36,764	ASGN, Inc.*	2,451,424
7,850	Barrett Business Services, Inc.	465,112
36,531	FTI Consulting, Inc.*	3,596,842
22,700	Kelly Services, Inc. Class A	394,526
11,900	Kforce, Inc.	412,930
12,290	Korn Ferry	371,035
4,176	ManpowerGroup, Inc.	283,425
9,200	TriNet Group, Inc.*	634,064

		8,609,358

Real Estate Management & Development – 0.2%
1,500	eXp World Holdings, Inc.*	63,585
4,315	Jones Lang LaSalle, Inc.	486,991
36,800	Newmark Group, Inc. Class A	174,248
9,300	The RMR Group, Inc. Class A	247,938

		972,762

Road & Rail – 0.6%
14,457	Knight-Swift Transportation Holdings, Inc.	549,221
3,083	Landstar System, Inc.	384,450
5,710	Saia, Inc.*	843,139
22,900	Werner Enterprises, Inc.	870,658

		2,647,468

Semiconductors & Semiconductor Equipment – 3.1%
10,510	Advanced Energy Industries, Inc.*	709,110
11,800	Amkor Technology, Inc.*	139,830
3,350	Brooks Automation, Inc.	156,445
19,497	CMC Materials, Inc.	2,772,278
19,679	Entegris, Inc.	1,471,399
34,950	FormFactor, Inc.*	990,833
90,489	Lattice Semiconductor Corp.*	3,158,066
22,140	MACOM Technology Solutions Holdings, Inc.*	808,110
3,000	Photronics, Inc.*	29,250
18,400	Semtech Corp.*	1,009,976
6,590	Silicon Laboratories, Inc.*	675,211
10,700	Synaptics, Inc.*	820,369
52,567	Ultra Clean Holdings, Inc.*	1,119,151

		13,860,028

Software – 6.2%
40,800	A10 Networks, Inc.*	274,992
18,020	ACI Worldwide, Inc.*	525,643
5,382	Aspen Technology, Inc.*	590,997
65,480	Avaya Holdings Corp.*	1,126,256

28	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
20,076	Blackline, Inc.*	$1,961,024
11,700	Box, Inc. Class A*	181,350
21,200	ChannelAdvisor Corp.*	343,440
36,700	Cloudera, Inc.*	356,724
11,150	CommVault Systems, Inc.*	441,429
24,826	Dynatrace, Inc.*	876,606
8,100	eGain Corp.*	128,385
36,060	Envestnet, Inc.*	2,767,244
9,690	Everbridge, Inc.*	1,014,446
4,580	Five9, Inc.*	694,878
5,045	Guidewire Software, Inc.*	484,875
11,250	j2 Global, Inc.*	763,650
3,800	MicroStrategy, Inc. Class A*	634,866
51,302	Mimecast Ltd.*	1,960,249
52,600	Mitek Systems, Inc.*	654,870
54,813	Nuance Communications, Inc.*	1,749,083
10,700	OneSpan, Inc.*	234,651
24,200	Progress Software Corp.	880,154
17,130	PROS Holdings, Inc.*	482,552
8,877	Q2 Holdings, Inc.*	809,937
600	Qualys, Inc.*	52,710
3,900	Sapiens International Corp. NV	105,807
13,350	SPS Commerce, Inc.*	1,142,627
10,051	Sumo Logic, Inc.*	173,681
10,350	Telenav, Inc.*	42,125
13,760	Varonis Systems, Inc.*	1,590,243
16,500	Verint Systems, Inc.*	800,580
47,245	Workiva, Inc.*	2,613,121
108,075	Zuora, Inc. Class A*	1,039,682

		27,498,877

Specialty Retail – 2.5%
7,500	Aaron’s Holdings Co., Inc.	391,950
1,000	America’s Car-Mart, Inc.*	86,520
10,000	Asbury Automotive Group, Inc.*	1,029,800
36,514	Foot Locker, Inc.	1,346,636
5,800	Hibbett Sports, Inc.*	219,298
15,644	Lithia Motors, Inc. Class A	3,591,393
14,900	MarineMax, Inc.*	446,702
8,000	Murphy USA, Inc.*	978,320
50,212	National Vision Holdings, Inc.*	2,025,050
11,800	Sonic Automotive, Inc. Class A	425,508
13,500	The Buckle, Inc.	323,460
3,300	Urban Outfitters, Inc.*	73,722
6,400	Zumiez, Inc.*	179,200

		11,117,559

Technology Hardware, Storage & Peripherals* – 0.3%
61,568	NCR Corp.	1,251,062

Textiles, Apparel & Luxury Goods – 1.3%
8,220	Canada Goose Holdings, Inc.*	256,300
5,650	Deckers Outdoor Corp.*	1,431,540
74,356	Hanesbrands, Inc.	1,194,901
3,900	Kontoor Brands, Inc.*	128,310
48,076	Skechers U.S.A., Inc. Class A*	1,524,490

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
41,123	Steven Madden Ltd.	$987,363
5,100	Vera Bradley, Inc.*	32,334

		5,555,238

Thrifts & Mortgage Finance – 2.6%
3,100	Axos Financial, Inc.*	84,506
51,392	Essent Group Ltd.	2,047,971
6,087	Federal Agricultural Mortgage Corp. Class C	393,159
7,500	Flagstar Bancorp, Inc.	220,125
2,800	HomeStreet, Inc.	86,996
4,350	Merchants Bancorp	93,873
58,534	Mr Cooper Group, Inc.*	1,233,897
52,857	NMI Holdings, Inc. Class A*	1,135,897
25,613	PennyMac Financial Services, Inc.	1,301,652
2,200	Premier Financial Corp.	39,578
59,794	Walker & Dunlop, Inc.	3,759,847
35,289	Washington Federal, Inc.	751,303
4,400	WSFS Financial Corp.	139,436

		11,288,240

Tobacco – 0.2%
2,050	Turning Point Brands, Inc.	76,814
23,159	Universal Corp.	922,886

		999,700

Trading Companies & Distributors – 2.4%
33,000	Air Lease Corp.	898,920
9,800	Applied Industrial Technologies, Inc.	598,290
40,390	BMC Stock Holdings, Inc.*	1,599,040
18,850	Foundation Building Materials, Inc.*	274,456
37,150	GMS, Inc.*	839,590
26,755	HD Supply Holdings, Inc.*	1,066,454
88,197	Nesco Holdings, Inc.*	366,018
28,118	SiteOne Landscape Supply, Inc.*	3,359,820
33,979	WESCO International, Inc.*	1,401,294

		10,403,882

Water Utilities – 0.2%
11,150	American States Water Co.	832,793
3,550	Artesian Resources Corp. Class A	125,067

		957,860

Wireless Telecommunication Services – 0.0%
3,400	Shenandoah Telecommunications Co.	148,308

TOTAL COMMON STOCKS
(Cost $374,664,652)		$423,287,325

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(a)(b) – 0.2%
United States Treasury Bills
$625,000	0.000%	12/17/20	$624,930
(Cost $624,926)

The accompanying notes are an integral part of these financial statements.	29

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Dividend Rate	Value

Investment Company(c) – 5.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,519,566	0.028%	$22,519,566
(Cost $22,519,566)

TOTAL INVESTMENTS – 101.2%
(Cost $397,809,144)		$446,431,821

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(5,117,369)

NET ASSETS – 100.0%		$441,314,452

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	42	12/18/20	$3,227,280	$(171,867)

30	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2020

	Multi-Manager International Equity Fund	Multi-Manager US Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:

Investments, at value (cost $763,139,683, $98,936,414 and $375,289,578, respectively)	$861,145,765	$126,703,354	$423,912,255

Investments of affiliated issuers, at value (cost $24,436,920, $4,388,467 and $22,519,566, respectively)	24,436,920	4,388,467	22,519,566

Foreign currencies, at value (cost $343,301, $63 and $0, respectively)	474,832	63	—

Cash	498,701	94,217	—

Unrealized gain on forward foreign currency exchange contracts	—	81,507	—

Receivables:

Investments sold	1,896,609	258,940	18,224,302

Foreign tax reclaims	1,850,091	284	—

Dividends	1,259,012	85,864	103,782

Investments sold on an extended — settlement basis	362,327	—	—

Fund shares sold	325,000	55,000	45,000

Reimbursement from investment adviser	35,162	63,847	—

Collateral on certain derivative contracts(a)	—	130,000	—

Other assets	37,700	13,494	18,419

Total assets	892,322,119	131,875,037	464,823,324

Liabilities:

Due to custodian	—	4,721	834,020

Variation margin on futures contracts	—	—	45,312

Unrealized loss on forward foreign currency exchange contracts	—	21,892	—

Payables:

Investments purchased	4,068,469	338,046	22,024,373

Investments purchased on an extended — settlement basis	372,434	—	—

Management fees	343,859	73,319	213,267

Fund shares redeemed	330,000	—	—

Transfer Agency fees	15,720	2,357	7,672

Accrued expenses and other liabilities	832,593	368,645	384,228

Total liabilities	5,963,075	808,980	23,508,872

Net Assets:

Paid-in capital	828,142,602	97,970,964	412,313,390

Total distributable earnings	58,216,442	33,095,093	29,001,062

NET ASSETS	$886,359,044	$131,066,057	$441,314,452

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	79,411,374	11,190,280	36,359,407

Net asset value, offering and redemption price per share:	$11.16	$11.71	$12.14

(a)	Segregated for collateral on forward foreign currency exchange transactions.

The accompanying notes are an integral part of these financial statements.	31

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2020

	Multi-Manager International Equity Fund	Multi-Manager US Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,859,496, $3,586 and $10,608, respectively)	$15,250,098	$2,470,030	$4,562,936

Non-cash dividends — unaffiliated issuers	1,008,788	—	—

Dividends — affiliated issuers	168,759	44,090	104,363

Interest	—	—	31,604

Total investment income	16,427,645	2,514,120	4,698,903

Expenses:

Management fees	5,038,195	1,264,139	2,924,851

Custody, accounting and administrative services	600,366	346,165	354,908

Professional fees	230,199	207,802	232,005

Transfer Agency fees	167,940	31,603	77,996

Registration fees	46,688	26,492	37,698

Trustee fees	43,163	32,448	35,878

Printing and mailing costs	33,865	18,889	23,487

Other	36,807	7,774	18,934

Total expenses	6,197,223	1,935,312	3,705,757

Less — expense reductions	(1,453,855)	(696,925)	(716,289)

Net expenses	4,743,368	1,238,387	2,989,468

NET INVESTMENT INCOME	11,684,277	1,275,733	1,709,435

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $17,032, $323, $0, respectively)	(38,788,890)	6,029,631	(14,583,889)

Futures contracts	—	—	(749,491)

Forward foreign currency exchange contracts	12,709	(212,039)	—

Foreign currency transactions	(117,054)	(8,752)	(14)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	13,270,873	(7,548,966)	6,625,871

Futures contracts	—	—	(293,195)

Forward foreign currency exchange contracts	(24)	153,719	—

Foreign currency translation	97,039	598	—

Net realized and unrealized loss	(25,525,347)	(1,585,809)	(9,000,718)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,841,070)	$(310,076)	$(7,291,283)

32	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager US Dynamic Equity Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$11,684,277	$17,857,767	$1,275,733	$1,555,248

Net realized gain (loss)	(38,893,235)	(4,469,722)	5,808,840	7,880,792

Net change in unrealized gain (loss)	13,367,888	75,079,269	(7,394,649)	12,968,737

Net increase (decrease) in net assets resulting from operations	(13,841,070)	88,467,314	(310,076)	22,404,777

Distributions to shareholders:

From distributable earnings	(20,286,707)	(24,585,380)	(8,979,771)	(10,236,864)

From share transactions:

Proceeds from sales of shares	233,465,188	171,615,977	14,352,000	13,268,000

Reinvestment of distributions	20,286,707	24,585,380	8,979,771	10,236,864

Cost of shares redeemed	(156,469,045)	(63,850,569)	(54,552,382)	(24,622,918)

Net increase (decrease) in net assets resulting from share transactions	97,282,850	132,350,788	(31,220,611)	(1,118,054)

TOTAL INCREASE (DECREASE)	63,155,073	196,232,722	(40,510,458)	11,049,859

Net assets:

Beginning of year	823,203,971	626,971,249	171,576,515	160,526,656

End of year	$886,359,044	$823,203,971	$131,066,057	$171,576,515

The accompanying notes are an integral part of these financial statements.	33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$1,709,435	$2,125,570

Net realized gain (loss)	(15,333,394)	7,086,592

Net change in unrealized gain	6,332,676	24,908,734

Net increase (decrease) in net assets resulting from operations	(7,291,283)	34,120,896

Distributions to shareholders:

From distributable earnings	(12,257,751)	(8,948,144)

From share transactions:

Proceeds from sales of shares	154,170,464	60,002,243

Reinvestment of distributions	12,257,751	8,948,144

Cost of shares redeemed	(83,462,509)	(34,391,380)

Net increase in net assets resulting from share transactions	82,965,706	34,559,007

TOTAL INCREASE	63,416,672	59,731,759

Net assets:

Beginning of year	377,897,780	318,166,021

End of year	$441,314,452	$377,897,780

34	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager International Equity Fund
	Class P Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.70	$10.80	$11.62	$9.41	$9.52

Net investment income(a)	0.16	0.28	0.22	0.19	0.17

Net realized and unrealized gain (loss)	(0.40)	1.03	(0.86)	2.17	(0.25)

Total from investment operations	(0.24)	1.31	(0.64)	2.36	(0.08)

Distributions to shareholders from net investment income	(0.28)	(0.16)	(0.18)	(0.15)	(0.03)

Distributions to shareholder from net realized gains	(0.02)	(0.25)	— (b)	—	—

Total distributions	(0.30)	(0.41)	(0.18)	(0.15)	(0.03)

Net asset value, end of year	$11.16	$11.70	$10.80	$11.62	$9.41

Total return(c)	(2.28)%	12.78%	(5.63)%	25.44%	(0.82)%

Net assets, end of year (in 000s)	$886,359	$823,204	$626,971	$442,830	$293,620

Ratio of net expenses to average net assets	0.57%	0.56%	0.57%	0.57%	0.57%

Ratio of total expenses to average net assets	0.74%	0.76%	0.79%	0.82%	1.01%

Ratio of net investment income to average net assets	1.39%	2.51%	1.85%	1.82%	1.81%

Portfolio turnover rate(d)	52%	29%	28%	37%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager U.S. Dynamic Equity Fund
	Class P Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.46	$11.64	$11.28	$9.13	$9.51

Net investment income(a)	0.09	0.11	0.09	0.07	0.06 (b)

Net realized and unrealized gain (loss)	(0.18)	1.46	0.64	2.14	(0.40)

Total from investment operations	(0.09)	1.57	0.73	2.21	(0.34)

Distributions to shareholders from net investment income	(0.13)	(0.10)	(0.04)	(0.06)	(0.04)

Distributions to shareholder from net realized gains	(0.53)	(0.65)	(0.33)	—	—

Total distributions	(0.66)	(0.75)	(0.37)	(0.06)	(0.04)

Net asset value, end of year	$11.71	$12.46	$11.64	$11.28	$9.13

Total return(c)	(1.06)%	14.66%	6.51%	24.34%	(3.54)%

Net assets, end of year (in 000s)	$131,066	$171,577	$160,527	$132,083	$135,996

Ratio of net expenses to average net assets	0.78%	0.78%	0.78%	0.79%	0.80%

Ratio of total expenses to average net assets	1.22%	1.19%	1.18%	1.23%	1.31%

Ratio of net investment income to average net assets	0.81%	0.95%	0.80%	0.63%	0.70%

Portfolio turnover rate(d)	110%	91%	86%	96%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares
	Year Ended October 31,					Period Ended October 31, 2016(a)
	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$13.31	$12.40	$12.77		$10.52	$10.00

Net investment income(b)	0.05	0.08	0.05	(c)	0.03	0.01

Net realized and unrealized gain (loss)	(0.79)	1.17	(0.10)		2.36	0.51

Total from investment operations	(0.74)	1.25	(0.05)		2.39	0.52

Distributions to shareholders from net investment income	(0.08)	(0.04)	(0.07)		(0.04)	—

Distributions to shareholder from net realized gains	(0.35)	(0.30)	(0.25)		(0.10)	—

Total distributions	(0.43)	(0.34)	(0.32)		(0.14)	—

Net asset value, end of period	$12.14	$13.31	$12.40		$12.77	$10.52

Total return(d)	(5.88)%	10.56%	(0.40)%		22.80%	5.20%

Net assets, end of period (in 000s)	$441,314	$377,898	$318,166		$198,378	$128,775

Ratio of net expenses to average net assets	0.77%	0.79%	0.80%		0.80%	0.80	%(e)

Ratio of total expenses to average net assets	0.95%	0.96%	1.00%		1.19%	1.32	%(e)

Ratio of net investment income to average net assets	0.44%	0.62%	0.35	%(c)	0.25%	0.26	%(e)

Portfolio turnover rate(f)	85%	88%	32%		44%	15%

(a)	Commenced operations on April 29, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Class P	Diversified
Multi-Manager U.S. Dynamic Equity	Class P	Diversified
Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2020, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management, LLC; for the Multi-Manager U.S. Dynamic Equity Fund with Artisan Partners Limited Partnership, Lazard Asset Management LLC, Sirios Capital Management, L.P., Smead Capital Management, Inc., and Vaughan Nelson Investment Management, L.P. and for the Multi- Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors Inc., Brown Advisory, LLC, QMA LLC and Victory Capital Management, Inc., (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

38

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

40

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2020:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$32,073,491	$163,424,987	$—

Australia and Oceania	—	7,727,997	—

Europe	37,373,534	554,473,661	—

North America	50,216,019	—	—

South America	10,513,140	—	—

Rights	—	5,342,936	—

Investment Company	24,436,920	—	—

Total	$154,613,104	$730,969,581	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$8,037,380	$3,448,447	$—

North America	115,217,527	—	—

Investment Company	4,388,467	—	—

Total	$127,643,374	$3,448,447	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$81,507	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(21,892)	$—

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,311,878	$—	$—

Australia and Oceania	258,318	—	—

Europe	4,289,245	—	—

North America	414,765,369	—	—

South America	662,515	—	—

Fixed Income

U.S. Treasury Obligations	624,930	—	—

Investment Company	22,519,566	—	—

Total	$446,431,821	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(171,867)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

42

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$81,507	Payable for unrealized gain on forward foreign currency exchange contracts	$(21,892)

Multi-Manager U.S. Small Cap Equity Fund
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(171,867)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$12,709	$(24)	1

Multi-Manager U.S. Dynamic Fund
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(212,039)	$153,719	21

Multi-Manager U.S. Small Cap Equity Fund
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized loss from futures contracts/Net unrealized gain (loss) on futures contracts	$(749,491)	$(293,195)	44

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2020.

43

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*^
Multi-Manager International Equity	0.60%	0.44%
Multi-Manager U.S. Dynamic Equity	0.80	0.63
Multi-Manager U.S. Small Cap Equity	0.75	0.57

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2021, and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2020, GSAM waived $42,917, $9,950, and $28,098 of the management fee for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds are 0.57%, 0.79% and 0.80%, respectively. These Other Expense limitations will remain in place through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

44

ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$1,379,917	$73,938	$1,453,855
Multi-Manager U.S. Dynamic Equity	269,372	427,553	696,925
Multi-Manager U.S. Small Cap Equity	716,289	—	716,289

D.  Line of Credit Facility — As of October 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2020, Goldman Sachs earned $1,744, $30 and $1,702 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2020:

Fund	Market Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income
Multi-Manager International Equity	$22,489,043	$641,938,179	$(639,990,302)	$24,436,920	24,436,920	$168,759
Multi-Manager U.S. Dynamic Equity	8,028,001	100,830,018	(104,469,552)	4,388,467	4,388,467	44,090
Multi-Manager U.S. Small Cap Equity	17,650,494	322,026,204	(317,157,132)	22,519,566	22,519,566	104,363

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity	$512,625,594	$422,229,450
Multi-Manager U.S. Dynamic Equity	164,616,108	199,972,684
Multi-Manager U.S. Small Cap Equity	392,476,202	317,255,199

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2020

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$19,137,491	$4,125,848	$2,259,775
Net long-term capital gains	1,149,216	4,853,923	9,997,976
Total taxable distributions	$20,286,707	$8,979,771	$12,257,751

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$11,615,633	$4,504,389	$3,721,929
Net long-term capital gains	12,969,747	5,732,475	5,226,215
Total taxable distributions	$24,585,380	$10,236,864	$8,948,144

As of October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income — net	$9,660,841	$881,357	$929,658
Undistributed long-term capital gains	—	7,996,006	—
Total undistributed earnings	$9,660,841	$8,877,363	$929,658
Capital loss carryforwards	$(17,919,843)	$—	$(9,050,569)
Timing differences	3	—	—
Unrealized gains — net	66,475,441	24,217,730	37,121,973
Total accumulated earnings net	$58,216,442	$33,095,093	$29,001,062

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$(976,590)
Perpetual Long-Term	(17,919,843)	—	(8,073,979)
Total capital loss carryforwards	$(17,919,843)	$—	$(9,050,569)

46

ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$819,065,363	$106,933,914	$409,137,981
Gross unrealized gain	133,159,362	26,505,761	63,648,766
Gross unrealized loss	(66,683,921)	(2,288,031)	(26,526,793)
Net unrealized gains (losses)	$66,475,441	$24,217,730	$37,121,973

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2020

8. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risk — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of

48

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

On Wednesday, December 23, 2020, the Multi-Manager U.S. Dynamic Equity Fund received instructions from shareholders to redeem 100% of the Fund’s outstanding shares. GSAM currently intends to request that the Fund’s Board of Trustees approve the termination of the Fund in 2021.

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	21,296,099	$233,465,188	15,694,040	$171,615,977
Reinvestment of distributions	1,674,735	20,286,707	2,457,124	24,585,380
Shares redeemed	(13,946,622)	(156,469,045)	(5,792,905)	(63,850,569)

NET INCREASE	9,024,212	$97,282,850	12,358,259	$132,350,788

49

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager U.S. Dynamic Equity Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	1,393,172	$14,352,000	1,130,475	$13,268,000
Reinvestment of distributions	720,224	8,979,771	961,226	10,236,864
Shares redeemed	(4,695,430)	(54,552,382)	(2,106,932)	(24,622,918)

NET DECREASE	(2,582,034)	$(31,220,611)	(15,231)	$(1,118,054)

	Multi-Manager U.S. Small Cap Equity Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	14,235,882	$154,170,464	4,779,300	$60,002,243
Reinvestment of distributions	895,132	12,257,751	794,190	8,948,144
Shares redeemed	(7,156,901)	(83,462,509)	(2,850,471)	(34,391,380)

NET INCREASE	7,974,113	$82,965,706	2,723,019	$34,559,007

50

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

51

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Six Month Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*
Class P
Actual	$1,000.00	$1,110.45		$2.97	$1,000.00	$1,099.53		$4.12	$1,000.00	$1,172.90		$4.15
Hypothetical 5% return	1,000.00	1,022.32	+	2.85	1,000.00	1,021.22	+	3.96	1,000.00	1,021.32	+	3.86

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity Fund	0.56%
Multi-Manager U.S. Dynamic Equity Fund	0.78
Multi-Manager U.S. Small Cap Equity Fund	0.77

52

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2021 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2020 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “ Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); (ii) each of Lazard Asset Management LLC, Sirios Capital Management, L.P., Smead Capital Management, Inc. and Vaughan Nelson Investment Management, L.P. (on behalf of Multi-Manager U.S. Dynamic Equity Fund); and (iii) each of Boston Partners Global Investors, Inc., Brown Advisory LLC and QMA LLC (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio management changes for the Funds. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in

54

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also compared the investment performance of each Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Multi-Manager International Equity Fund’s Class P Shares had placed in the fourth quartile of the Fund’s performance peer group for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2020. They observed that the Multi-Manager U.S. Dynamic Equity Fund’s Class P Shares had placed in the third quartile of the Fund’s performance peer group for the one-year period, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2020. The Trustees noted that the Multi-Manager U.S. Small Cap Equity Fund’s Class P Shares had placed in the third quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s total annual operating expenses

55

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fee in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees considered that there are no breakpoints in the fee rate payable under the Management Agreement for each of the Funds.

The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (g) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

56

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2021.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations in the current environment. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2021.

57

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 64	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 62	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 65	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 62	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

58

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

59

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Active Equity Multi-Manager Funds — Tax Information (Unaudited)

For the year ended October 31, 2020, 0.43%, 59.81% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2020, 0.65% of the dividends paid from net investment company taxable income by the Multi-Manager U.S. Dynamic Equity Fund qualify as section 199A dividends.

For the year ended October 31, 2020, 100%, 59.82% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds designate $1,149,216, $4,853,923 and $9,997,976 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2020.

From distributions paid during the year ended October 31, 2020, the total amount of income received by Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.2792 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 92.70%. The total amount of taxes paid by the Multi-Manager International Equity Fund was $0.0222 per share.

During the fiscal year ended October 31, 2020, the Multi-Manager U.S. Dynamic Equity designates $2,354,668 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Fund holdings and allocations shown are as of October 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2020 Goldman Sachs. All rights reserved. 224948-OTU-1321582 MMGRFDSAR-20

Goldman Sachs Funds

Annual Report	October 31, 2020

GQG Partners International Opportunities Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs GQG Partners International Opportunities Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 11.66%, 10.87%, 12.06%, 12.00%, 12.09%, 11.32% and 12.08%, respectively. These returns compare to the -2.60% average annual total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Global equities recorded a modestly negative absolute return during the Reporting Period, as significant losses in non-U.S. developed equity markets offset gains in emerging markets equities. U.S. stocks generated a positive absolute return during the Reporting Period.

When the Reporting Period began in November 2019, non-U.S. developed equities and emerging markets equities were rallying, mainly driven by the accommodative stance of various central banks. Also supporting international equities toward the end of 2019 was anticipation of a resolution to the U.S.-China trade war, as each of the two countries reached an agreement in principle on a “Phase One” trade deal in mid-December 2019. Additionally, Brexit negotiations took a turn for the better when the Conservative party won a comfortable majority in the mid-December U.K. Parliamentary elections, clearing the way for the U.K. Prime Minister’s Brexit deal to be ratified before a January 31, 2020 deadline. (Brexit indicates the U.K.’s path out of the European Union.) In the U.S., equity returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market, while fundamentals of low core inflation and reduced trade war tensions fended off imminent recession risk.

During the first quarter of 2020, global equities broadly sold off as the emergence and rapid spread of COVID-19 raised fears of a worldwide recession. The extent of the spread of what had clearly become a pandemic caused global equity markets to reprice, reflecting lower expectations for global economic growth and corporate earnings. Countries around the world implemented lockdowns to try and flatten the of new infections, with largely all but essential businesses being forced to close. Aside from COVID-19, global equities also faced adverse effects from the start of an oil price dispute between Russia and Saudi Arabia. On March 8, 2020, a week after the Organization of the Petroleum Exporting Countries (“OPEC”) failed to strike a deal with its allies about production cuts, Saudi Arabia announced it would ramp up its production, which caused global oil prices to drop approximately 25% in a single day.

In a sharp reversal, equity markets around the world rallied during the second calendar quarter. Investors seemed optimistic about a potential global economic recovery, as lockdown measures began to ease, even as many markets faced some headwinds from weak macroeconomic data, fear of a second wave of COVID-19 and a bleak U.S. economic outlook from the U.S. Federal Reserve (the “Fed”). Governments bolstered their respective economic recoveries through large stimulus packages. China was at the forefront of the recovery, as its economic activity largely returned to normal levels.

For the third quarter of 2020, global equities posted further gains in spite of pressure from the COVID-19 pandemic. Overall, market performance was buoyed by supportive industrial and labor data, optimism surrounding COVID-19 vaccine testing and ongoing policy support from governments and central banks. The rally weakened in September following an uptick in global COVID-19 cases, a pullback in information technology sector performance and the U.S. Fed’s perspective on further policy support.

1

PORTFOLIO RESULTS

In October 2020, U.S. and non-U.S. developed equities retreated amid uncertainty around the then-upcoming U.S. elections and rising COVID-19 cases in many countries, most notably across the U.S. and Europe. A number of countries, including France, Germany and Belgium, were forced to reintroduce national lockdown measures. As for emerging markets equities, they generated positive returns during October, as parts of emerging Asia outperformed, benefiting in part from their handling of the COVID-19 outbreak as well as improving economic conditions in a number of countries. Meanwhile, third quarter 2020 corporate earnings, released in October, were largely positive, with many companies beating consensus expectations. Continued investor optimism about a potential COVID-19 vaccine broadly helped to support global equity markets during the month.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated positive absolute returns and outperformed the Index. The Fund’s outperformance was driven primarily by security selection. Asset allocation also added to relative returns.

The Fund was generally helped by its exposure to sectors and companies that benefited from the stay-at-home economy that emerged following the outbreak of COVID-19. The strongest performing sectors in the Index during the Reporting Period were information technology, communication services and consumer discretionary, all of which produced double-digit gains. Cyclically oriented sectors, such as energy, real estate and financials, recorded double-digit losses.

Q	Which equity market sectors and countries most significantly affected Fund performance?

A	During the Reporting Period, stock selection in eight of the 11 sectors in the Index added to the Fund’s relative performance. The greatest gains were within the communication services and consumer discretionary sectors. Security selection in the health care sector also contributed positively to relative performance. Conversely, stock selection in the industrials, consumer staples and energy sectors detracted slightly from relative returns.

From an asset allocation perspective, overweight positions compared to the Index in the information technology and communication services sectors added to performance. Underweight positions in the energy and financials sectors further bolstered relative returns. The Fund was held back by its slightly underweight position during the Reporting Period in consumer discretionary and consumer staples.

With regard to countries, exposure to the U.S., China and Spain added significantly to the Fund’s returns during the Reporting Period. On the downside, the Fund’s exposure to France, India and Germany detracted from relative performance.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The Fund’s best-performing individual holdings during the Reporting Period were Alibaba Group Holdings, NVIDIA and Cellnex Telecom.

Alibaba Group Holdings, a China-based company specializing in e-commerce, retail, Internet and technology, added most to the Fund’s returns during the Reporting Period. In our view, Alibaba Group Holdings continued to deliver a diversified set of business earnings, at scale, and at an attractive relative valuation compared to the overall international equity opportunity set. The company also continued to see strong growth during the Reporting Period in its core e-commerce business while the cloud business matures.

U.S.-based NVIDIA engages in the design and manufacture of computer graphics processors, chipsets and related multimedia software. NVIDIA executed well during the Reporting Period from its dominant position within the semiconductor industry. At the end of the Reporting Period, we expected a potential secular increase in demand for NVIDIA’s product line of high-end graphics processing units for gaming and processing.

Cellnex Telecom is Europe’s leading independent wireless tower operator. The Spain-based company remained in a strong position during the Reporting Period to expand its footprint and number of cell towers globally via acquisition. At the end of the Reporting Period, we expected this consolidation in the cell tower business may continue and for Cellnex to potentially be a beneficiary of that trend.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	HDFC Bank, Safran and Aristocrat Leisure detracted most from the Fund’s relative returns during the Reporting Period.

The Fund’s top detractor was India’s HDFC Bank. The COVID-19 pandemic severely depressed bond yields and negatively affected net interest margins for many banks. As a result, loan losses remained elevated, which was reflected in the decline of HDFC Bank’s share price. We eliminated the

2

PORTFOLIO RESULTS

Fund’s position in the stock in favor of what we considered to be better risk-adjusted opportunities.

Safran is a French aircraft engine, rocket engine, aerospace-component and defense company. Air travel was structurally impaired by the COVID-19 pandemic, which drove a decline in Safran’s share price during the Reporting Period. We exited the Fund’s investment in the stock to take advantage of what we saw as more attractive risk-adjusted opportunities.

Aristocrat Leisure, an Australia-based gaming provider and games publisher, was hurt during the Reporting Period by the drop in leisure activities, such as on-site gambling at casinos, amid the spread of COVID-19. We decided to sell the Fund’s position in Aristocrat Leisure and to reallocate the proceeds to what we viewed as better risk-adjusted opportunities.

Q	Were there any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we added to the Fund’s positions in Alibaba Group Holdings, NVIDIA and Cellnex Telecom because we believe in the long-term fundamentals of all three businesses.

As mentioned previously, we exited the Fund’s investments in HDFC Bank, Safran and Aristocrat Leisure during the Reporting Period.

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A	In terms of sector weightings, we decreased the Fund’s exposures to the financials and consumer staples sectors during the Reporting Period. We increased its exposures to the consumer discretionary, communication services and information technology sectors. Regarding countries, we reduced the Fund’s exposures to Germany, France and India and increased its exposures to China, Denmark and the Netherlands.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments as a part of its investment strategy during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	The Fund was overweight relative to the Index in the health care, information technology and communication services sectors at the end of the Reporting Period. It was underweight the industrials, financials and materials sectors. The Fund was rather neutrally positioned compared to the Index in the consumer discretionary, consumer staples, real estate and utilities sectors. It had no exposure to the energy sector at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which is not a constituent of the Index, at the end of the Reporting Period. It was overweight relative to the Index in Denmark, Spain, the Netherlands, the U.K., France and China. Compared to the Index, the Fund was underweight South Africa, Germany, Brazil, Canada, India, Taiwan, South Korea, Japan, Hong Kong and Australia. At the end of the Reporting Period, the Fund was rather neutrally weighted in the other countries comprising the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to see dispersion among stocks in select sectors, particularly in health care, information technology and communication services, which we believe may provide the Fund with attractive investment opportunities. We planned to continue looking for idiosyncratic opportunities through which we can upgrade the portfolio’s quality characteristics as well as diversify its earnings streams. We continued to focus on the balance sheet strength of the companies in which we consider investing as we seek to measure their financial strength. Additionally, we favored those companies that can, in our view, not only weather the current economic storm but have the potential to emerge stronger once the environment normalizes. Select companies that have benefited from the work-from-home environment remained attractive at the end of the Reporting Period, in our view, but we are sensitive to their valuations. In addition, given the global equity market appreciation during the Reporting Period, we thought valuations in certain regions of the world were quite stretched at the end of October 2020. We were concentrating on stocks that have what we consider to be better long-term growth prospects relative to the Index, as measured by consensus estimates, and that have returns on equity that are higher than the Index. Moving forward, we believe market participants will likely pay an increasing amount of attention to the outlook for corporate earnings and the overall economic picture globally. We plan to remain focused on company fundamentals and will continue to monitor the sustainability of global economic activity.

3

FUND BASICS

GQG Partners International Opportunities Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Tencent Holdings Ltd.	6.0%	Interactive Media & Services
Cellnex Telecom SA	5.8	Diversified Telecommunication Services
Alibaba Group Holding Ltd. ADR	4.7	Internet & Direct Marketing Retail
ASML Holding NV	4.5	Semiconductors & Semiconductor Equipment
AstraZeneca PLC	4.4	Pharmaceuticals
Nestle SA	4.2	Food Products
Novo Nordisk A/S Class B	4.0	Pharmaceuticals
Air Liquide SA	3.5	Chemicals
London Stock Exchange Group PLC	3.5	Capital Markets
Abbott Laboratories	3.4	Health Care Equipment & Supplies

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on December 15, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index ex USA Index (Net, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs GQG Partners International Opportunities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 15, 2016 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Since Inception
Class A (Commenced December 15, 2016)
Excluding sales charges	11.66%	13.85%
Including sales charges	5.54%	12.21%

Class C (Commenced December 15, 2016)
Excluding contingent deferred sales charges	10.87%	13.02%
Including contingent deferred sales charges	9.87%	13.02%

Institutional Class (Commenced December 15, 2016)	12.06%	14.29%

Investor Class (Commenced December 15, 2016)	12.00%	14.13%

Class R6 (Commenced December 15, 2016)	12.09%	14.30%

Class R (Commenced December 15, 2016)	11.32%	13.55%

Class P (Commenced April 16, 2018)	12.08%	9.91%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

5

FUND BASICS

Index Definitions

The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 26 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

6

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 95.2%
Australia – 2.3%
1,370,286	Afterpay Ltd.* (IT Services)	$93,301,524
990,652	CSL Ltd. (Biotechnology)	200,564,705

		293,866,229

Canada – 5.1%
8,831,131	Algonquin Power & Utilities Corp. (Multi-Utilities)	133,895,403
9,562,126	Barrick Gold Corp. (Metals & Mining)	255,595,628
305,504	Shopify, Inc. Class A* (IT Services)	282,722,567

		672,213,598

China – 15.3%
5,742,077	Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	217,589,376
2,011,741	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	612,957,365
6,841,886	Meituan Class B* (Internet & Direct Marketing Retail)	255,059,748
3,779,425	NetEase, Inc. (Entertainment)	66,106,156
746,403	NetEase, Inc. ADR (Entertainment)	64,780,316
10,289,531	Tencent Holdings Ltd. (Interactive Media & Services)	786,177,875

		2,002,670,836

Denmark – 9.3%
1,060,564	DSV PANALPINA A/S (Air Freight & Logistics)	172,067,421
1,276,484	Genmab A/S* (Biotechnology)	426,377,371
8,175,944	Novo Nordisk A/S Class B (Pharmaceuticals)	521,344,255
625,965	Orsted A/S(a) (Electric Utilities)	99,349,420

		1,219,138,467

France – 7.8%
3,100,598	Air Liquide SA (Chemicals)	453,426,098
699,921	L’Oreal SA (Personal Products)	226,204,168
955,764	Pernod Ricard SA (Beverages)	153,975,934
1,565,480	Schneider Electric SE (Electrical Equipment)	190,215,860

		1,023,822,060

Germany – 2.4%
1,235,470	Deutsche Boerse AG (Capital Markets)	182,050,851
845,026	SAP SE ADR(b) (Software)	90,274,127
396,471	Zalando SE*(a) (Internet & Direct Marketing Retail)	36,921,115

		309,246,093

Italy – 2.0%
33,392,868	Enel SpA (Electric Utilities)	265,490,076

Common Stocks – (continued)
Netherlands – 5.9%
110,452	Adyen NV*(a) (IT Services)	185,641,442
1,601,587	ASML Holding NV (Semiconductors & Semiconductor Equipment)	579,458,786

		765,100,228

South Korea – 1.3%
3,286,548	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	165,200,335

Spain(a) – 5.8%
11,737,065	Cellnex Telecom SA (Diversified Telecommunication Services)	753,413,396

Sweden – 2.4%
2,266,177	Evolution Gaming Group AB(a) (Hotels, Restaurants & Leisure)	168,082,927
12,994,598	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	145,078,383

		313,161,310

Switzerland – 6.2%
367,438	Lonza Group AG (Life Sciences Tools & Services)	222,634,367
4,903,821	Nestle SA (Food Products)	551,571,433
95,202	Roche Holding AG (Pharmaceuticals)	30,591,386

		804,797,186

Taiwan – 1.9%
16,505,787	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	249,727,168

United Kingdom – 9.4%
5,693,293	AstraZeneca PLC (Pharmaceuticals)	571,637,748
4,184,447	London Stock Exchange Group PLC (Capital Markets)	451,074,272
1,088,044	Ocado Group PLC* (Internet & Direct Marketing Retail)	32,086,313
1,964,215	Reckitt Benckiser Group PLC (Household Products)	173,024,770

		1,227,823,103

United States – 18.1%
4,201,254	Abbott Laboratories (Health Care Equipment & Supplies)	441,593,808
489,335	Accenture PLC Class A (IT Services)	106,141,655
70,484	Alphabet, Inc. Class A* (Interactive Media & Services)	113,909,897
74,903	Alphabet, Inc. Class C* (Interactive Media & Services)	121,418,512

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
248,083	Bio-Rad Laboratories, Inc. Class A* (Life Sciences Tools & Services)	$145,480,833
322,771	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	236,023,066
593,313	Mastercard, Inc. Class A (IT Services)	171,253,864
361,818	MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	439,265,143
852,558	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	427,438,479
921,896	Visa, Inc. Class A (IT Services)	167,517,722

		2,370,042,979

TOTAL COMMON STOCKS
(Cost $10,777,966,958)		$12,435,713,064

Shares	Dividend Rate	Value

Investment Company(c) – 4.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
552,202,746	0.028%	$552,202,746
(Cost $552,202,746)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $11,330,169,704)		$12,987,915,810

Securities Lending Reinvestment Vehicle(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,809,300	0.028%	1,809,300
(Cost $1,809,300)

TOTAL INVESTMENTS – 99.4%
(Cost $11,331,979,004)		$12,989,725,110

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		76,383,247

NET ASSETS – 100.0%		$13,066,108,357

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments of unaffiliated issuers, at value (cost $10,777,966,958)	$12,435,713,064
Investments of affiliated issuers, at value (cost $552,202,746)	552,202,746
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $1,809,300)(a)	1,809,300
Cash	11,269,258
Receivables:
Fund shares sold	166,780,675
Investments sold	10,461,318
Dividends and interest	7,433,629
Foreign tax reclaims	6,737,142
Reimbursement from investment adviser	516,044
Securities lending income	2,637
Other assets	581,982
Total assets	13,193,507,795

Liabilities:
Payables:
Investments purchased	102,935,258
Fund shares redeemed	13,057,347
Management fees	8,046,722
Payable upon return of securities loaned	1,809,300
Distribution and Service fees and Transfer Agency fees	844,725
Accrued expenses	706,086
Total liabilities	127,399,438

Net Assets:
Paid-in capital	11,667,497,584
Total distributable earnings	1,398,610,773
NET ASSETS	$13,066,108,357
Net Assets:
Class A	$252,602,808
Class C	61,783,809
Institutional	8,683,860,152
Investor	2,488,875,339
Class R6	391,506,762
Class R	734,998
Class P	1,186,744,489
Total Net Assets	$13,066,108,357
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	15,361,477
Class C	3,843,308
Institutional	524,286,636
Investor	150,786,249
Class R6	23,642,758
Class R	45,139
Class P	71,688,159
Net asset value, offering and redemption price per share:(b)
Class A	$16.44
Class C	16.08
Institutional	16.56
Investor	16.51
Class R6	16.56
Class R	16.28
Class P	16.55

(a)	Includes loaned securities having a market value of $1,741,329.
(b)	Maximum public offering price per share for Class A Shares is $17.40. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2020

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $10,006,165)	$100,363,513

Dividends — affiliated issuers	1,174,063

Securities lending income — affiliated issuers	740,915

Total investment income	102,278,491

Expenses:

Management fees	56,023,538

Transfer Agency fees(a)	5,457,956

Printing and mailing costs	938,037

Custody, accounting and administrative services	816,138

Distribution and Service (12b-1) fees(a)	782,251

Registration fees	551,252

Professional fees	177,739

Trustee fees	147,289

Service fees — Class C	119,924

Other	82,717

Total expenses	65,096,841

Less — expense reductions	(2,192,739)

Net expenses	62,904,102

NET INVESTMENT INCOME	39,374,389

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(180,556,723)

Forward foreign currency exchange contracts	120,332

Foreign currency transactions	(15,538,425)

Net change in unrealized gain/(loss) on:

Investments — unaffiliated issuers	1,168,984,170

Forward foreign currency exchange contracts	(7,914)

Foreign currency translation	428,258

Net realized and unrealized gain	973,429,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,012,804,087

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$419,873	$359,773	$2,605	$285,513	$81,549	$1,913,123	$2,928,684	$23,114	$886	$225,087

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$39,374,389	$25,530,801

Net realized loss	(195,974,816)	(75,140,137)

Net change in unrealized gain	1,169,404,514	497,617,686

Net increase in net assets resulting from operations	1,012,804,087	448,008,350

Distributions to shareholders:

From distributable earnings:

Class A Shares	(456,372)	(84,001)

Institutional Shares	(15,034,407)	(4,326,053)

Investor Shares	(6,998,774)	(1,041,204)

Class R6 Shares	(262,239)	(3,113)

Class R Shares	(1,686)	(19)

Class P Shares	(3,452,086)	(1,546,031)

Total distributions to shareholders	(26,205,564)	(7,000,421)

From share transactions:

Proceeds from sales of shares	10,199,565,729	2,677,327,488

Reinvestment of distributions	25,405,746	6,904,153

Cost of shares redeemed	(1,874,972,134)	(643,146,674)

Net increase in net assets resulting from share transactions	8,349,999,341	2,041,084,967

TOTAL INCREASE	9,336,597,864	2,482,092,896

Net assets:

Beginning of year	3,729,510,493	1,247,417,597

End of year	$13,066,108,357	$3,729,510,493

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class A Shares
	Year Ended October 31,			Period Ended October 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.78	$12.32	$12.69	$10.00

Net investment income (loss)(b)	0.04	0.10	0.08	0.04

Net realized and unrealized gain (loss)	1.68	2.38	(0.45)	2.66

Total from investment operations	1.72	2.48	(0.37)	2.70

Distributions to shareholders from net investment income	(0.06)	(0.02)	—	(0.01)

Net asset value, end of period	$16.44	$14.78	$12.32	$12.69

Total return(c)	11.66%	20.19%	(2.92)%	26.97%

Net assets, end of period (in 000s)	$252,603	$89,592	$44,887	$11,297

Ratio of net expenses to average net assets	1.17%	1.23%	1.28%	1.30	%(d)

Ratio of total expenses to average net assets	1.20%	1.29%	1.38%	1.65	%(d)

Ratio of net investment income to average net assets	0.23%	0.71%	0.57%	0.40	%(d)

Portfolio turnover rate(e)	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class C Shares
	Year Ended October 31,			Period Ended October 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.50	$12.16	$12.61	$10.00

Net investment income (loss)(b)	(0.08)	— (c)	(0.02)	(0.06)

Net realized and unrealized gain (loss)	1.66	2.34	(0.43)	2.67

Total from investment operations	1.58	2.34	(0.45)	2.61

Distributions to shareholders from net investment income	—	—	—	0.00	(c)

Net asset value, end of period	$16.08	$14.50	$12.16	$12.61

Total return(d)	10.87%	19.24%	(3.57)%	26.13%

Net assets, end of period (in 000s)	$61,784	$32,620	$20,147	$12,969

Ratio of net expenses to average net assets	1.92%	1.98%	2.04%	2.05	%(e)

Ratio of total expenses to average net assets	1.95%	2.04%	2.12%	2.34	%(e)

Ratio of net investment loss to average net assets	(0.51)%	(0.02)%	(0.18)%	(0.57	)%(e)

Portfolio turnover rate(f)	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Institutional Shares
	Year Ended October 31,			Period Ended October 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.87	$12.39	$12.73	$10.00

Net investment income(b)	0.09	0.15	0.13	0.08

Net realized and unrealized gain (loss)	1.70	2.39	(0.45)	2.66

Total from investment operations	1.79	2.54	(0.32)	2.74

Distributions to shareholders from net investment income	(0.10)	(0.06)	(0.02)	(0.01)

Net asset value, end of period	$16.56	$14.87	$12.39	$12.73

Total return(c)	12.06%	20.65%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$8,683,860	$1,996,934	$713,691	$392,168

Ratio of net expenses to average net assets	0.79%	0.84%	0.90%	0.90	%(d)

Ratio of total expenses to average net assets	0.82%	0.90%	0.98%	1.30	%(d)

Ratio of net investment income to average net assets	0.55%	1.10%	0.96%	0.73	%(d)

Portfolio turnover rate(e)	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Investor Shares
	Year Ended October 31,			Period Ended October 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.82	$12.36	$12.71	$10.00

Net investment income (loss)(b)	0.08	0.15	0.10	(0.01)

Net realized and unrealized gain (loss)	1.70	2.36	(0.43)	2.73

Total from investment operations	1.78	2.51	(0.33)	2.72

Distributions to shareholders from net investment income	(0.09)	(0.05)	(0.02)	(0.01)

Net asset value, end of period	$16.51	$14.82	$12.36	$12.71

Total return(c)	12.00%	20.42%	(2.64)%	27.18%

Net assets, end of period (in 000s)	$2,488,875	$1,098,284	$234,587	$63,303

Ratio of net expenses to average net assets	0.92%	0.98%	1.03%	1.05	%(d)

Ratio of total expenses to average net assets	0.95%	1.04%	1.13%	1.39	%(d)

Ratio of net investment income to average net assets	0.48%	1.09%	0.77%	(0.10	)%(d)

Portfolio turnover rate(e)	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R6 Shares
	Year Ended October 31,			Period Ended October 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.87	$12.39	$12.73	$10.00

Net investment income(b)	0.07	0.05	0.12	0.11

Net realized and unrealized gain (loss)	1.72	2.50	(0.44)	2.63

Total from investment operations	1.79	2.55	(0.32)	2.74

Distributions to shareholders from net investment income	(0.10)	(0.07)	(0.02)	(0.01)

Net asset value, end of period	$16.56	$14.87	$12.39	$12.73

Total return(c)	12.09%	20.68%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$391,507	$34,263	$540	$13

Ratio of net expenses to average net assets	0.77%	0.81%	0.87%	0.89	%(d)

Ratio of total expenses to average net assets	0.81%	0.92%	0.98%	1.66	%(d)

Ratio of net investment income to average net assets	0.42%	0.34%	0.92%	1.09	%(d)

Portfolio turnover rate(e)	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R Shares
	Year Ended October 31,			Period Ended October 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.69	$12.26	$12.66	$10.00

Net investment income(b)	0.01	0.01	0.02	0.04

Net realized and unrealized gain (loss)	1.65	2.43	(0.42)	2.62

Total from investment operations	1.66	2.44	(0.40)	2.66

Distributions to shareholders from net investment income	(0.07)	(0.01)	—	(0.00	)(c)

Net asset value, end of period	$16.28	$14.69	$12.26	$12.66

Total return(d)	11.32%	19.91%	(3.16)%	26.65%

Net assets, end of period (in 000s)	$735	$208	$25	$17

Ratio of net expenses to average net assets	1.42%	1.47%	1.53%	1.55	%(e)

Ratio of total expenses to average net assets	1.45%	1.54%	1.62%	2.22	%(e)

Ratio of net investment income to average net assets	0.07%	0.05%	0.15%	0.43	%(e)

Portfolio turnover rate(f)	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$14.86	$12.39	$13.17

Net investment income(b)	0.10	0.16	0.02

Net realized and unrealized gain (loss)	1.69	2.38	(0.80)

Total from investment operations	1.79	2.54	(0.78)

Distributions to shareholders from net investment income	(0.10)	(0.07)	—

Net asset value, end of period	$16.55	$14.86	$12.39

Total return(c)	12.08%	20.61%	(5.92)%

Net assets, end of period (in 000s)	$1,186,744	$477,609	$233,541

Ratio of net expenses to average net assets	0.77%	0.82%	0.87	%(d)

Ratio of total expenses to average net assets	0.81%	0.89%	1.02	%(d)

Ratio of net investment income to average net assets	0.61%	1.14%	0.33	%(d)

Portfolio turnover rate(e)	72%	55%	90%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon the net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of October 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$677,737,681	$1,739,860,658	$—

Australia and Oceania	—	293,866,229	—

Europe	295,765,202	6,492,368,372	—

North America	2,496,849,779	—	—

South America	439,265,143	—	—

Investment Company	552,202,746	—	—

Securities Lending Reinvestment Vehicle	1,809,300	—	—

Total	$4,463,629,851	$8,526,095,259	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$120,332	$(7,914)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fees						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.85%	0.77%	0.73%	0.71%	0.70%	0.74%	0.74%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2020, GSAM waived $450,441 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the For the fiscal year ended October 31, 2020, Goldman Sachs retained $92,381 of the front end sales charges.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25%, the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares and Class P Shares of the Fund. This arrangement will remain in effect

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

through at least February 28, 2021, with respect to Class R6 Shares and Class P Shares, and prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$450,441	$86,034	$1,656,264	$2,192,739

G.  Line of Credit Facility — As of October 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2020, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2020:

Market Value as of October 31, 2019	Purchases at cost	Proceeds from sales	Market Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income
$167,689,373	$5,844,543,501	$(5,460,030,128)	$552,202,746	552,202,746	$1,174,063

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

6. SECURITIES LENDING (continued)

when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreement with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended October 31, 2020, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2020
$82,320	$37,273	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended October 31, 2020.

Market Value as of October 31, 2019	Purchases at cost	Proceeds from sales	Market Value as of October 31, 2020
$42,935,200	$1,398,075,032	$(1,439,200,932)	$1,809,300

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were $13,106,737,270 and $5,267,241,612, respectively.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2020

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

Distributions paid from:
Ordinary income	$26,205,564
Net long-term capital gains	—
Total taxable distributions	$26,205,564

The tax character of distributions paid during the period ended October 31, 2019 was as follows:

Distributions paid from:
Ordinary income	$7,000,421
Net long-term capital gains	—
Total taxable distributions	$7,000,421

As of October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$23,022,780
Undistributed long-term capital gains	—
Total undistributed earnings	$23,022,780
Capital loss carryforwards:
Perpetual Short-Term	$(265,437,986)
Unrealized gains (losses) — net	1,641,025,979
Total accumulated earnings (losses) net	$1,398,610,773
As of October 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$11,348,960,411
Gross unrealized gain	1,756,383,909
Gross unrealized loss	(115,357,930)
Net unrealized security loss	$1,641,025,979

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

9. OTHER RISKS (continued)

transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2020

9. OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,698,861	$209,446,099	3,794,358	$52,028,621
Reinvestment of distributions	29,115	442,259	6,959	84,001
Shares redeemed	(4,427,089)	(66,586,887)	(1,382,650)	(18,545,275)
	9,300,887	143,301,471	2,418,667	33,567,347
Class C Shares
Shares sold	2,372,864	35,775,997	1,241,972	16,402,029
Shares redeemed	(779,291)	(11,617,769)	(649,379)	(8,452,959)
	1,593,573	24,158,228	592,593	7,949,070
Institutional Shares
Shares sold	456,407,668	7,036,561,221	101,757,764	1,376,617,331
Reinvestment of distributions	934,408	14,249,728	349,631	4,230,532
Shares redeemed	(67,349,264)	(1,026,051,834)	(25,403,818)	(333,747,882)
	389,992,812	6,024,759,115	76,703,577	1,047,099,981
Investor Shares
Shares sold	117,458,451	1,800,560,693	68,437,677	920,488,378
Reinvestment of distributions	459,773	6,997,748	86,130	1,040,457
Shares redeemed	(41,221,508)	(619,400,753)	(13,414,533)	(180,244,852)
	76,696,716	1,188,157,688	55,109,274	741,283,983
Class R6 Shares
Shares sold	21,994,117	366,241,200	2,306,223	33,450,701
Reinvestment of distributions	17,196	262,239	257	3,113
Shares redeemed	(673,307)	(10,705,017)	(45,284)	(643,063)
	21,338,006	355,798,422	2,261,196	32,810,751
Class R Shares
Shares sold	31,345	478,529	12,153	172,500
Reinvestment of distributions	112	1,686	2	19
Shares redeemed	(506)	(8,416)	—	—
	30,951	471,799	12,155	172,519
Class P Shares
Shares sold	48,874,200	750,501,990	21,036,854	278,167,928
Reinvestment of distributions	226,515	3,452,086	127,877	1,546,031
Shares redeemed	(9,552,700)	(140,601,458)	(7,881,201)	(101,512,643)
	39,548,015	613,352,618	13,283,530	178,201,316

NET INCREASE	538,500,960	$8,349,999,341	150,380,992	$2,041,084,967

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

Goldman Sachs GQG Partners International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs GQG Partners International Opportunities Fund (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020, which represents a period of 184 days out of 366 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*
Class A
Actual	$1,000.00	$1,149.70		$7.57
Hypothetical 5% return	1,000.00	1,018.10	+	7.10
Class C
Actual	1,000.00	1,146.10		9.66
Hypothetical 5% return	1,000.00	1,016.14	+	9.07
Institutional
Actual	1,000.00	1,152.40		4.92
Hypothetical 5% return	1,000.00	1,022.56	+	4.62
Investor
Actual	1,000.00	1,152.10		7.25
Hypothetical 5% return	1,000.00	1,018.40	+	6.80
Class R6
Actual	1,000.00	1,152.40		5.52
Hypothetical 5% return	1,000.00	1,020.01	+	5.18
Class R
Actual	1,000.00	1,148.90		11.78
Hypothetical 5% return	1,000.00	1,014.18	+	11.04
Class P
Actual	1,000.00	1,152.50		5.84
Hypothethical 5% return	1,000.00	1,019.71	+	5.48

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
GQG Partners International Opportunities	1.40%	1.79%	0.91%	1.34%	1.02%	2.18%	1.08%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2021 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2020 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and GQG Partners LLC (the “Sub-Adviser”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and the Sub-Adviser’s portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to a non-U.S. fund that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio manager;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Sub-Adviser’s processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Sub-Adviser. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. They reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Adviser’s portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the first quartile of the Fund’s performance peer group for the one- and three-year periods, and had outperformed the Fund’s primary benchmark index for the one-year period ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” rate (excluding certain expenses) to a specified level. They also considered comparative fee information for services provided by the Investment Adviser to a non-U.S. fund that has investment objectives and policies similar to those of the Fund.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.85%

Next $1 billion	0.77%

Next $3 billion	0.73%

Next $3 billion	0.71%

Over $8 billion	0.70%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above the highest breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund distributor; (g) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (e) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (f) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (g) access to certain affiliated distribution channels.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2021.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Sub-Advisory Agreement with GQG Partners LLC (Unaudited)

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding the Sub-Adviser’s business continuity planning and remote operations in the current environment.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Fund. They also considered the expense limitations that substantially reduce the fees retained by the Investment Adviser, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement should be approved and continued until August 31, 2021.

37

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 64	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 62	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 65	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 62	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

38

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

39

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs GQG Partners International Opportunities Fund — Tax Information (Unaudited)

For the year ended October 31, 2020, 19.10% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2020, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2020, the total amount of income received by the Goldman Sachs GQG Partners International Opportunities Fund from sources within foreign countries and possessions of the United States was $0.0947 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Goldman Sachs GQG Partners International Opportunities Fund was 88.09%. The total amount of taxes paid by the Goldman Sachs GQG Partners International Opportunities Fund to such countries was $0.0138 per share.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 224111-OTU-1319329 GQGPIOAR-20

Goldman Sachs Funds

Annual Report	October 31, 2020

Multi-Manager Alternatives Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 2.33%, 1.48%, 2.66%, 2.59%, 2.60%, 1.98% and 2.60%, respectively. These returns compare to the 0.91% average annual total return of the Fund’s primary benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofAML Index”), which reflects no deductions for fees or expenses, during the same time period. The HFRX Global Hedge Fund Index (the “HFRX Index”) (net of management, administrative and performance/incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 3.68% during the Reporting Period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE BofAML Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A

The capital markets produced mixed results during the Reporting Period, with the major influences being the spread of COVID-19, a contraction in global economic growth and historic monetary stimulus by central banks and governments around the world.

In the global equity markets, the first half of the Reporting Period was notable for its stark contrasts—2019 ended with a strong rally and 2020 started with the onset of the COVID-19 pandemic, leading to a sharp sell-off. The economic concerns associated with COVID-19 caused global equities, represented by the MSCI All Country World Index Investable Market Index, to fall more than 30% between February 20, 2020 and March 23, 2020. Investors anticipated a severe contraction in global Gross Domestic Product (“GDP”), as governments around the world implemented lockdown measures and economic activity came to a virtual halt. For the first quarter of 2020, U.S. real GDP decreased at an annualized rate of 5%, marking the end of the longest economic expansion (128 months) on record and the first economic downturn since the end of the last recession in 2009. The second half of the Reporting Period was also a time of contrasts, with a continued rally in the global equity markets during the first four months and a dramatic pullback during the last two months. Risk assets found support in unprecedented monetary policy easing and fiscal stimulus, which propelled global equities up more than 10% during April 2020 alone. Investors generally focused on their expectations for a U.S. economic recovery, despite the news that U.S. real GDP fell more than 31%, annualized, during the second quarter of 2020. Most economists anticipated the U.S. recession would be deep but also exceptionally short, as states reopened and economic activity resumed. Indeed, during the third calendar quarter, U.S. real GDP increased more than 33%, annualized. Global equities rallied approximately 20% in May through August 2020, completing a sharp rebound from their lows on March 23rd. However, in September and October, global equity markets pulled back as risk-off investor sentiment, or reduced risk appetite, increased due to an acceleration in COVID-19 infections across the U.S. and Europe and because of rising uncertainty surrounding the then-upcoming U.S. presidential election. Major European countries implemented further lockdown measures after experiencing another wave of infections, though the measures announced were less severe than those applied during February and March. For the Reporting Period overall, global equities were up more

1

PORTFOLIO RESULTS

than 4%, driven by positive performance across U.S. and emerging markets equities. European and Asia Pacific ex-Japan equities recorded negative returns. From a sector perspective, information technology and consumer discretionary stocks were notably strong performers, while energy and financials stocks were the laggards during the Reporting Period.

Credit markets broadly rallied during the first three months of the Reporting Period. The rally was driven by improved investor sentiment about U.S. and China trade relations, global economic growth, Brexit, and the health of the consumer balance sheet. (Brexit refers to the U.K.’s exit from the European Union.) Investor sentiment deteriorated in March 2020, following the trend that began in February, with the global spread of COVID-19 and government-mandated shutdowns driving a steep sell-off in the credit markets. In response to the pandemic, the U.S. Federal Reserve (“Fed”) and the U.S. federal government, as well as other central banks and governments around the world, announced emergency monetary and fiscal measures to help support the global economy. As a result of these actions, the credit markets largely recovered during the second and third quarters of 2020, with the initial rebound led by higher quality securities and by issuers less affected by COVID-19. Investment grade corporate bonds outperformed nearly all other major fixed income sectors during the Reporting Period as a whole, as the longer duration profile of investment grade corporate bonds benefited from declining interest rates and tightening credit spreads following widening in March 2020. (Duration is a measure of bonds’ sensitivity to changes in interest rates. Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Toward the end of the Reporting Period, high yield corporate bonds and leveraged loans outperformed the broader fixed income market, as investors’ appetite for risk assets increased. During the Reporting Period overall, emerging markets debt, primarily local currency-denominated bonds, lagged other fixed income asset classes, largely due to investors’ concerns about COVID-19 cases in emerging countries but also because of the limited amount of available fiscal and monetary support in certain countries. Within the emerging markets, investment grade sovereign bonds significantly outperformed lower rated sovereign bonds during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund generally seeks to achieve its investment objective by allocating its assets among multiple unaffiliated investment managers (“Underlying Managers”) that employ one or more non-traditional and alternative investment strategies. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund’s outperformance of the ICE BofAML Index can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the Reporting Period, the Fund had 13 Underlying Managers, though not all were allocated capital. The 13 Underlying Managers were Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Artisan Partners LP (“Artisan”); Bardin Hill Arbitrage IC Management LP (“Bardin Hill”); Brigade Capital Management, LP (“Brigade”); Crabel Capital Management, LLC (“Crabel”); Emso Asset Management Limited (“Emso”); First Pacific Advisors LP (“FPA”); GQG Partners LLC (“GQG Partners”); Marathon Asset Management, L.P. (“Marathon”); River Canyon Fund Management LLC (“River Canyon”); Sirios Capital Management, L.P. (“Sirios”); and Wellington Management Company LLC (“Wellington”).

These 13 Underlying Managers represented five strategies—equity long/short (FPA, Sirios and Wellington); event driven and credit (Ares, Bardin Hill, Brigade, Marathon and River Canyon); tactical trading (Crabel and Emso); relative value (Algert); and dynamic equity (Artisan and GQG Partners).

Nine of these 13 Underlying Managers were allocated capital during the Reporting Period, with five of them generating positive absolute returns and four of them generating negative absolute returns.

In addition, during the Reporting Period, the Fund allocated assets to Russell Investments Commodity Advisor, LLC (“RICA”). RICA manages a beta completion mandate for the Fund, which provides us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta

2

PORTFOLIO RESULTS

is a measure of the sensitivity of a portfolio’s returns to broad market returns.) During the Reporting Period, RICA generated negative absolute returns.

Q	Which strategies most significantly affected Fund performance?

A

Of the five strategies employed across the Underlying Managers during the Reporting Period, three generated positive returns and two generated negative returns. The Fund did not have an allocation to the opportunistic fixed income strategy during the Reporting Period.

The Fund’s dynamic equity strategy contributed most positively to performance, driven by gains in communication services, technology and consumer non-cyclical stocks. Notable individual contributors were Alibaba, a China-based multinational e-commerce and technology company; Worldpay, a U.S. payment processing company and technology provider; Shopify, a Canadian multinational e-commerce company; and British American Tobacco, a U.K.-based tobacco company. On a regional basis, the dynamic equity strategy benefited from its exposures to North America, specifically the U.S., and to Asian emerging markets. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view, and may have low excess return correlations to traditional long-only equity strategies. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The event driven and credit strategy overall also bolstered the Fund’s performance during the Reporting Period. Within merger arbitrage strategies, which involve taking long and/or short positions in securities affected by a corporate merger or acquisition, the Fund was helped by select positions in communication services and consumer cyclical stocks, including Canadian gaming and online gambling company Stars Group and Italian-American multinational auto maker Fiat Chrysler. Within credit strategies, the Fund was hurt by its positions in select residential mortgage-backed securities, though its investments in mortgage-backed securities overall had a positive impact on performance during Reporting Period. The Fund’s positions in asset backed securities detracted from results. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

The equity long/short strategy added further to the Fund’s returns, led by the Underlying Managers’ positions in the information technology and communication services sectors. Leading individual contributors were Tencent Holdings, a China-based technology holding company; Snap, a U.S. camera and social media company; and Alibaba, mentioned earlier. The equity long/short strategy’s gains were offset slightly by the Underlying Managers’ hedging losses as well as by leading individual detractors within the industrials sector. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The tactical trading strategy detracted from the Fund’s performance. Within macro strategies, the Underlying Managers’ positions in foreign currencies and in fixed income had a negative impact on results. Within managed futures strategies, Underlying Managers were hurt by trading losses in interest rates, though this was partly offset by exposure to the U.S. Tactical trading strategies that seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

3

PORTFOLIO RESULTS

The relative value strategy also detracted from the Fund’s returns during the Reporting Period, driven by the Underlying Managers’ losses in the information technology, utilities and industrials sectors. These negative results were offset somewhat by gains in the consumer discretionary sector. Relative value strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value strategies generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were commodity futures, equity futures and equity options, warrants, rights, total return swaps (single name and index), bond futures, credit default swaps, interest rate futures, interest rate swaps, currency futures and forward foreign currency exchange contracts. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A

During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. One of the shifts in strategy allocation during the Reporting Period was an increase in the Fund’s exposure to the event driven and credit strategy. Most of the increase occurred in February 2020, with the addition of Marathon as a new Underlying Manager. Marathon manages an emerging markets debt strategy that strives to give investors participation in upside emerging markets debt performance while providing downside risk management. Marathon does this by combining what it considers the best ideas from its emerging markets hedge fund with its “optimal beta” approach and also tactically uses cash to control overall market exposure. We believe Marathon can provide differentiated exposure to high carry emerging markets debt, with the flexibility of reducing exposure and managing downside risk during periods of heightened market volatility. (High carry refers to positions in which there exists a greater difference in yield between a funding source, such as a currency borrowed at a low interest rate, and a long position, such as the holding of a currency with a higher interest rate.) Another shift in strategy allocation during the Reporting Period was to increase the Fund’s exposure to the dynamic equity strategy, accomplished through increased allocations to GQG Partners and Artisan. We funded the increase by reducing the Fund’s allocation to the tactical trading strategy, ultimately removing Emso as an Underlying Manager for the Fund. In addition, during the Reporting Period, we eliminated the Fund’s allocation to the relative value strategy. Although Algert was no longer allocated capital, it remained an Underlying Manager for the Fund at the end of the Reporting Period.

Overall, during the Reporting Period, we added one Underlying Manager and removed two Underlying Managers. Marathon was added as a new Underlying Manager within the Fund’s event driven and credit strategy, joining River Canyon and Bardin Hill, and was allocated capital in February 2020. Effective February 28, 2020, Emso no longer served as Underlying Manager within the tactical trading strategy. FPA was removed as an Underlying Manager within the equity long/short strategy as of September 30, 2020. Given portfolio construction considerations around maintaining a style balanced portfolio, the Fund had not allocated capital to FPA, which has a value orientation, since 2018.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective May 29, 2020, Kent Clark no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio manager for the Fund was Betsy Gorton, who has been a portfolio manager since 2015.

4

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

5

FUND BASICS

Multi-Manager Alternatives Fund

as of October 31, 2020

FUND COMPOSITION (%)[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

TOP TEN EQUITY HOLDINGS AS OF 10/31/20[2]

Holding	% of Net Assets	Line of Business

Alibaba Group Holding Ltd. ADR	1.4%	Internet & Direct Marketing Retail
Tencent Holdings Ltd.	1.4	Interactive Media & Services
Varian Medical Systems, Inc.	1.3	Health Care Equipment & Supplies
Navistar International Corp.	1.0	Machinery
Cellnex Telecom SA	0.8	Diversified Telecommunication Services
Fidelity National Information Services, Inc.	0.7	IT Services
Tiffany & Co.	0.8	Specialty Retail
Wright Medical Group NV	0.7	Health Care Equipment & Supplies
NVIDIA Corp.	0.7	Semiconductors & Semiconductor Equipment
GrandVision NV	0.7	Specialty Retail

[2]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

6

FUND BASICS

SUBADVISOR ALLOCATION (%)[3]

Type	Fund

River Canyon Fund Management LLC	20.0
Bardin Hill Arbitrage IC Management LP	15.6
Crabel Capital Management, LLC	15.0
GQG	13.4
Artisan	11.3
Wellington Management Company LLP	11.2
Marathon Capital Management	9.8
Other	3.6
Algert Global LLC	0.1
Sirios Capital Management, LP	0.0
Ares Capital Management II LLC	0.0
Brigade Capital Management, LP	0.0

[3]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%. Other represents the Fund’s allocation to iShares® iBoxx $ High Yield Corporate Bond ETF.

STRATEGY ALLOCATION (%)[4]

As of October 31, 2019

[4]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Relative Value Strategies seek to identify and benefit from pricing discrepancies between related assets. Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate for the Fund.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Index Definition

The ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 26 emerging markets countries. It is not possible to invest directly in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the ICE BofAML Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 30, 2013 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	2.33%	1.14%	1.46%
Including sales charges	-3.29%	0.00%	0.70%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	1.48%	0.35%	0.69%
Including contingent deferred sales charges	0.48%	0.35%	0.69%

Institutional (Commenced April 30, 2013)	2.66%	1.51%	1.84%

Investor (Commenced April 30, 2013)	2.59%	1.37%	1.72%

Class R6 (Commenced February 28, 2018)	2.60%	N/A	2.46%

Class R (Commenced April 30, 2013)	1.98%	0.89%	1.20%

Class P (Commenced April 16, 2018)	2.60%	N/A	2.59%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 5.2%
Airlines(a)(b) – 1.0%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
$1,480,000	6.500%	06/20/27	$1,542,900

Commercial Services(a)(b)(c)(d) – 0.0%
Cenveo Corp.
1,315,000	8.500	09/15/22	1,119

Electrical(a)(b) – 0.2%
AES Panama Generation Holdings SRL
331,000	4.375	05/31/30	349,258

Media(a)(b) – 0.9%
Clear Channel Worldwide Holdings, Inc.
1,315,000	5.125	08/15/27	1,288,700

Oil Field Services(b) – 1.8%
Empresa Nacional del Petroleo
334,000	3.750	08/05/26	351,952
Petrobras Global Finance B.V.
606,000	5.600	01/03/31	651,814
Petroleos Mexicanos
359,000	7.690	01/23/50	297,952
598,000	6.950	01/28/60	467,636
Petronas Capital Ltd.(a)
371,000	4.550	04/21/50	462,884
371,000	4.800	04/21/60	500,270

			2,732,508

Pipeline(a) – 0.3%
Galaxy Pipeline Assets Bidco Ltd.
466,000	2.625	03/31/36	462,500

Real Estate Investment Trust(a)(b) – 1.0%
New Residential Investment Corp.
1,500,000	6.250	10/15/25	1,436,250

TOTAL CORPORATE OBLIGATIONS
(Cost $8,574,971)			$7,813,235

Shares	Description	Value

Common Stocks – 38.0%
Air Freight & Logistics – 0.6%
1,604	DSV PANALPINA A/S	$260,235
4,132	United Parcel Service, Inc. Class B	649,179

		909,414

Beverages – 0.1%
1,385	Pernod Ricard SA	223,127

Biotechnology – 0.6%
1,408	CSL Ltd.	285,060
1,943	Genmab A/S*	649,010

		934,070

Capital Markets – 1.2%
929	BlackRock, Inc.	556,666
1,831	Deutsche Boerse AG	269,805
6,371	London Stock Exchange Group PLC	686,780
578	Moody’s Corp.	151,956

Common Stocks – (continued)
Capital Markets – (continued)
637	S&P Global, Inc.	205,579

		1,870,786

Chemicals – 0.5%
4,851	Air Liquide SA	709,402

Commercial Services & Supplies* – 0.4%
4,803	Copart, Inc.	530,059

Communications Equipment – 0.5%
4,513	Sunrise Communications Group AG*	540,901
19,494	Telefonaktiebolaget LM Ericsson Class B	217,641

		758,542

Diversified Consumer Services*(c) – 0.0%
5,019	Gymboree Holding Corp.	—

Diversified Telecommunication Services(a) – 0.8%
17,833	Cellnex Telecom SA	1,144,717

Electric Utilities – 0.4%
50,024	Enel SpA	397,716
947	Orsted A/S(a)	150,302

		548,018

Electrical Equipment – 0.7%
4,949	AMETEK, Inc.	485,992
4,393	OSRAM Licht AG*	257,813
2,365	Schneider Electric SE	287,362

		1,031,167

Electronic Equipment, Instruments & Components – 1.0%
5,245	Amphenol Corp. Class A	591,846
119,552	Fitbit, Inc. Class A*(e)	841,646

		1,433,492

Entertainment – 0.2%
444	Electronic Arts, Inc.*	53,205
5,806	NetEase, Inc.	101,553
1,118	NetEase, Inc. ADR	97,031
202	Netflix, Inc.*	96,099

		347,888

Equity Real Estate Investment Trusts (REITs) – 0.2%
504	SBA Communications Corp.	146,347
4,453	Taubman Centers, Inc.(e)	148,819

		295,166

Food Products – 0.6%
7,501	Nestle SA	843,697

Health Care Equipment & Supplies – 2.4%
6,230	Abbott Laboratories	654,835
17,614	Stemline Therapeutics, Inc.(c)	5,813
11,070	Varian Medical Systems, Inc.*(e)	1,912,896
35,828	Wright Medical Group NV*(e)	1,095,978

		3,669,522

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.0%
2,150	Dunkin’ Brands Group, Inc.	$214,376
3,394	Evolution Gaming Group AB(a)	251,734
102,001	NetEnt AB*	967,405

		1,433,515

Household Products – 0.2%
2,930	Reckitt Benckiser Group PLC	258,099

Insurance – 1.4%
3,873	Aon PLC Class A(f)	712,671
5,428	Trupanion, Inc.*	388,319
1,397	Watford Holdings Ltd.*	50,292
4,826	Willis Towers Watson PLC(e)	880,648

		2,031,930

Interactive Media & Services – 2.2%
110	Alphabet, Inc. Class A*	177,772
198	Alphabet, Inc. Class C*	320,960
1,180	Match Group, Inc.*	137,800
15,398	Snap, Inc. Class A*	606,527
26,554	Tencent Holdings Ltd.	2,028,875

		3,271,934

Internet & Direct Marketing Retail* – 3.1%
1,594	Alibaba Group Holding Ltd.	60,403
6,851	Alibaba Group Holding Ltd. ADR	2,087,431
224	Amazon.com, Inc.	680,098
4,498	Grubhub, Inc.	332,672
10,317	Meituan Class B	384,609
798	MercadoLibre, Inc.	968,812
1,626	Ocado Group PLC	47,951
613	Zalando SE(a)	57,085

		4,619,061

IT Services – 3.4%
741	Accenture PLC Class A	160,730
166	Adyen NV*(a)	279,003
2,071	Afterpay Ltd.*	141,013
3,919	Cognizant Technology Solutions Corp. Class A	279,895
1,433	Edenred	66,798
9,043	Fidelity National Information Services, Inc.	1,126,667
3,702	Genpact Ltd.	127,238
2,241	Global Payments, Inc.	353,495
3,978	GoDaddy, Inc. Class A*	281,404
899	Mastercard, Inc. Class A	259,487
19,713	Network International Holdings PLC*(a)	56,565
14,249	Nexi SpA*(a)	219,351
6,518	Repay Holdings Corp.*	146,851
456	Shopify, Inc. Class A*	421,996
5,575	StoneCo Ltd. Class A*	292,910
722	VeriSign, Inc.*	137,685
10,891	Virtusa Corp.*	547,817
1,442	Visa, Inc. Class A	262,026

		5,160,931

Common Stocks – (continued)
Life Sciences Tools & Services – 1.1%
4,925	Agilent Technologies, Inc.	502,793
388	Bio-Rad Laboratories, Inc. Class A*	227,531
559	Lonza Group AG	338,704
6,600	QIAGEN NV*	313,386
618	Thermo Fisher Scientific, Inc.	292,388

		1,674,802

Machinery*(e) – 1.0%
33,409	Navistar International Corp.	1,440,262

Media* – 0.3%
1,884	Cardlytics, Inc.	139,077
558	Charter Communications, Inc. Class A	336,931

		476,008

Metals & Mining – 0.3%
14,347	Barrick Gold Corp.	383,495

Multi-Utilities – 0.1%
13,818	Algonquin Power & Utilities Corp.	209,505

Personal Products – 0.2%
1,049	L’Oreal SA	339,021

Pharmaceuticals – 2.2%
43,866	AMAG Pharmaceuticals, Inc.*	601,841
8,718	AstraZeneca PLC	875,335
4,541	MyoKardia, Inc.*	1,015,050
12,553	Novo Nordisk A/S Class B	800,450
115	Roche Holding AG	36,953

		3,329,629

Professional Services – 1.3%
14,024	CoreLogic, Inc.(e)	1,078,866
17	CoStar Group, Inc.*	14,002
11,060	IHS Markit Ltd.	894,422
267	TransUnion	21,269
248	TriNet Group, Inc.*	17,092

		2,025,651

Road & Rail – 0.3%
2,152	Union Pacific Corp.	381,313

Semiconductors & Semiconductor Equipment – 4.0%
5,129	Advanced Micro Devices, Inc.*	386,162
5,852	Analog Devices, Inc.	693,638
3,055	ASML Holding NV	1,104,933
3,182	Inphi Corp.*	444,716
12,499	Maxim Integrated Products, Inc.(e)	870,555
628	Micron Technology, Inc.*	31,614
2,155	NVIDIA Corp.	1,080,431
25,827	Taiwan Semiconductor Manufacturing Co. Ltd.	390,754
4,240	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	355,609
3,307	Texas Instruments, Inc.	478,159
1,804	Xilinx, Inc.	214,117

		6,050,688

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Software – 2.6%
538	Adobe, Inc.*	$240,540
2,722	Atlassian Corp. PLC Class A*	521,590
2,426	Avalara, Inc.*	361,595
2,134	Cloudflare, Inc.*	110,904
58	Guidewire Software, Inc.*	5,574
360	HubSpot, Inc.*	104,425
606	Intuit, Inc.	190,696
4,721	Microsoft Corp.(f)	955,861
920	salesforce.com, Inc.*	213,689
1,259	SAP SE ADR	134,499
449	ServiceNow, Inc.*	223,409
1,732	Splunk, Inc.*	343,005
2,697	Workday, Inc. Class A*	566,694

		3,972,481

Specialty Retail – 1.5%
38,872	GrandVision NV*(a)	1,079,744
8,427	Tiffany & Co.(e)	1,102,589

		2,182,333

Technology Hardware, Storage & Peripherals – 0.9%
9,209	Apple, Inc.(f)	1,002,492
6,045	HP, Inc.(e)	108,568
4,946	Samsung Electronics Co. Ltd.	248,614

		1,359,674

Trading Companies & Distributors* – 0.1%
2,523	WESCO International, Inc. (e)	104,049

Wireless Telecommunication Services* – 0.6%
8,837	T-Mobile US, Inc.	968,270

TOTAL COMMON STOCKS
(Cost $46,267,779)		$56,921,718

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 6.5%
Collateralized Mortgage Obligations – 6.5%
Interest Only(g) – 3.8%
FHLMC REMIC Series 4723, Class KS(h) (-1x1M USD LIBOR + 6.150%)
$5,086,616	6.002%	09/15/47	$1,025,808
FHLMC REMIC Series 4729, Class KS(h) (-1x1M USD LIBOR + 6.150%)
3,843,971	6.002	11/15/47	753,312
GNMA REMIC Series 2017-117, Class AS(h) (-1x1M USD LIBOR + 6.200%)
5,957,877	6.049	08/20/47	1,246,138
GNMA REMIC Series 2019-156, Class IO(h)
13,173,763	0.776	11/16/61	972,975
GNMA REMIC Series 2020-78, Class AS(h) (-1x1M USD LIBOR + 6.150%)
3,939,910	5.999	06/20/50	944,622

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2020-78, Class SQ(h) (-1x1M USD LIBOR + 6.150%)
2,074,871	5.999	06/20/50	470,860
GNMA REMIC Series 2020-81, Class IO
4,359,528	0.938	02/16/61	348,296

			5,762,011

Regular Floater(a)(h) – 1.3%
CHL GMSR Issuer Trust Series 2018-GT1, Class A (1M USD LIBOR + 2.750%)
1,000,000	2.899	05/25/23	961,126
CHL GMSR Issuer Trust Series 2018-GT1, Class B (1M USD LIBOR + 3.500%)
1,000,000	3.649	05/25/23	927,697

			1,888,823

Sequential Floating Rate(a)(h) – 1.4%
Banc of America Funding Corp. Series 2015-R3, Class 1A2
2,719,433	0.591	03/27/36	2,062,685

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $9,879,790)			$9,713,519

Asset-Backed Securities – 8.3%
Automotive(a) – 0.4%
Hertz Vehicle Financing II LP Series 2015-3A, Class A
$119,995	2.670%	09/25/21	$119,879
Hertz Vehicle Financing II LP Series 2016-4A, Class A
469,226	2.650	07/25/22	470,113

			589,992

Collateralized Loan Obligations(a) – 5.0%
AGL CLO 6 Ltd. Series 2020-6A, Class E(h) (3M USD LIBOR + 7.480%)
250,000	7.731	07/20/31	244,318
Business Jet Securities LLC Series 2019-1, Class A
933,547	4.212	07/15/34	941,389
Catamaran CLO Ltd. Series 2013-1A, Class DR(h) (3M USD LIBOR + 2.800%)
1,750,000	3.017	01/27/28	1,557,246
CVP CLO Ltd. Series 2017-2A, Class D(h) (3M USD LIBOR + 2.650%)
1,000,000	2.868	01/20/31	855,211
Shackleton CLO Ltd. Series 2013-3A, Class DR(h) (3M USD LIBOR + 3.020%)
1,500,000	3.257	07/15/30	1,330,537
Venture CLO Ltd. Series 2017-30A, Class D(h) (3M USD LIBOR + 3.000%)
1,500,000	3.237	01/15/31	1,282,586
Voya CLO Ltd. Series 2013-1A, Class CR(h) (3M USD LIBOR + 2.950%)
1,500,000	3.187	10/15/30	1,319,138

			7,530,425

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Home Equity(h) – 2.9%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5, Class M1 (1M USD LIBOR + 0.460%)
$2,390,119	0.609%	01/25/36	$1,876,298
GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, Class M2 (1M USD LIBOR + 0.690%)
2,121,544	0.839	10/25/35	1,756,233
Securitized Asset Backed Receivables LLC Trust Series 2006-FR3, Class A3 (1M USD LIBOR + 0.250%)
1,173,051	0.399	05/25/36	735,596

			4,368,127

TOTAL ASSET-BACKED SECURITIES
(Cost $13,078,049)			$12,488,544

Foreign Debt Obligations – 6.3%
Abu Dhabi Government International Bond
$360,000	3.125%	09/30/49	379,237
Bahamas Government International Bond(a)(b)
303,000	8.950	10/15/32	288,702
Croatia Government International Bond
331,000	6.375	03/24/21	338,137
Dominican Republic International Bond(a)
228,000	5.875	01/30/60	218,809
399,000	4.875	09/23/32	406,606
Ecuador Government International Fund(a)(i)
15,074	0.000	07/31/30	6,788
Hungary Government Bond
140,000	6.375	03/29/21	143,500
Jordan Government International Bond(a)
653,000	4.950	07/07/25	662,795
Qatar Government International Bond(a)
360,000	3.400	04/16/25	395,437
Republic of Argentina(b)
1,912,105	1.000	07/09/29	783,963
Republic of Brazil
357,000	3.875	06/12/30	361,463
Republic of Chile(b)
210,000	2.550	01/27/32	218,859
Republic of Colombia(b)
334,000	3.000	01/30/30	340,993
Republic of Egypt(a)
303,000	5.250	10/06/25	301,864
Republic Of Indonesia
462,000	2.950	01/11/23	480,836
Republic of Ivory Coast
360,000	6.125	06/15/33	362,700
Republic of Kazakhstan
270,000	5.125	07/21/25	313,284
Republic of Kenya
360,000	8.000	05/22/32	377,663
Republic of Romania(a)
346,000	3.000	02/14/31	357,569
Republic of Senegal
360,000	6.750	03/13/48	351,000
Republic of Serbia
331,000	7.250	09/28/21	349,308

Foreign Debt Obligations – (continued)
Republic of South Africa
300,000	4.850	09/30/29	297,188
Republic of Uruguay(b)
172,620	4.375	01/23/31	208,493
Romanian Government International Bond
124,000	6.750	02/07/22	133,145
Russian Foreign Bond – Eurobond
400,000	4.375	03/21/29	458,125
State of Israel
469,000	3.875	07/03/50	543,747
Ukraine Government International Bond
331,000	7.750	09/01/23	343,744

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $9,413,143)			$9,423,955

Units	Description	Expiration Date	Value

Right* – 0.0%
Pharmaceuticals – 0.0%
Bristol-Myers Squibb Co.
5,329		03/31/21	$17,373
(Cost $16,165)

Shares	Description	Value

Exchange Traded Fund – 3.4%
60,500	iShares iBoxx High Yield Corporate Bond ETF	$5,074,740
(Cost $4,894,345)

Shares	Dividend Rate	Value

Preferred Stocks(b)(e)(h) – 0.7%
Distribution & Wholesale – 0.7%
WESCO International, Inc.(5 Year CMT + 10.325%)
36,362	10.625%	$1,053,771
(Cost $953,459)

Investment Company(j) – 27.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
40,788,471	0.028%	$40,788,471
(Cost $40,788,471)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT – 95.7%
(Cost $133,866,172)		$143,295,326

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(i) – 4.2%
U.S. Treasury Obligation – 4.2%
United States Treasury Bills
$165,000	0.000%	11/17/20	$164,995
755,000	0.000	11/24/20	754,963
84,600	0.000(f)	11/27/20	84,595
75,000	0.000	12/01/20	74,995
550,000	0.000(f)	12/03/20	549,959
370,000	0.000	12/08/20	369,967
155,000	0.000	12/10/20	154,985
660,000	0.000(f)	12/17/20	659,926
390,000	0.000(f)	12/22/20	389,951
305,000	0.000(f)	12/24/20	304,960
145,000	0.000	12/31/20	144,978
160,000	0.000	01/05/21	159,974
125,000	0.000	01/12/21	124,979
215,000	0.000	01/14/21	214,962
215,000	0.000	01/21/21	214,956
625,000	0.000(f)	02/02/21	624,880
10,000	0.000	02/18/21	9,997
810,000	0.000	02/25/21	809,728
170,000	0.000	03/02/21	169,943
160,000	0.000	03/16/21	159,945
110,000	0.000	03/18/21	109,959

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,253,152)			$6,253,597

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 99.9%
(Cost $140,119,324)			$149,548,923

Shares	Description	Value

Common Stocks Sold Short – (2.5)%
Hotels, Restaurants & Leisure – (0.7)%
13,320	Evolution Gaming Group AB	$(987,948)

Insurance – (0.6)%
5,212	Aon PLC Class A	(959,060)

Internet & Direct Marketing Retail(a) – (0.2)%
3,018	Just Eat Takeaway.com NV	(335,741)

Semiconductors & Semiconductor Equipment – (1.0)%
3,109	Advanced Micro Devices, Inc.	(234,076)
7,875	Analog Devices, Inc.	(933,424)
7,390	Marvell Technology Group Ltd.	(277,199)

		(1,444,699)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(3,664,089))		$(3,727,448)

TOTAL SECURITIES SOLD SHORT – (2.5)%
(Cost $(3,664,089))		$(3,727,448)

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		3,874,342

NET ASSETS – 100.0%		$149,695,817

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Security is currently in default.

(e)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $3,770,357, which represents approximately 2.5% of net assets as of October 31, 2020.

(f)	All or a portion of security is segregated as collateral for options.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2020.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London)	AUD	207,516	EUR	125,000	11/20/20	$235
	AUD	1,200,000	JPY	88,236,480	11/20/20	578
	CAD	379,356	AUD	400,000	11/20/20	3,566
	CAD	600,000	JPY	47,094,420	11/20/20	449
	CAD	1,800,000	USD	1,347,551	11/20/20	3,588
	CHF	268,202	EUR	250,000	11/20/20	1,373
	CHF	148,700	GBP	125,000	11/20/20	305
	CHF	250,000	JPY	28,465,325	11/20/20	851
	CHF	250,000	USD	270,941	11/20/20	1,861
	CLP	78,553,000	USD	100,000	11/02/20	1,579
	CLP	78,980,856	USD	100,000	11/06/20	2,127
	CLP	79,369,000	USD	100,000	11/09/20	2,627
	CLP	79,765,000	USD	100,000	11/16/20	3,136
	CNH	7,489,502	USD	1,100,000	11/20/20	16,851
	EUR	250,000	AUD	412,536	11/20/20	1,289
	EUR	125,000	CAD	192,932	11/20/20	824
	EUR	300,000	HUF	109,373,941	11/20/20	2,394
	EUR	400,000	JPY	48,717,360	11/20/20	630
	EUR	125,000	NOK	1,371,847	11/20/20	1,956
	EUR	400,000	PLN	1,813,705	11/20/20	7,873
	EUR	260,000	USD	302,810	12/18/20	365
	GBP	125,000	AUD	225,734	11/20/20	3,272
	GBP	125,000	CHF	147,041	11/20/20	1,505
	GBP	5,252,983	EUR	5,800,000	11/20/20	48,138
	GBP	375,000	JPY	50,818,663	11/20/20	362
	GBP	1,312,500	USD	1,686,870	11/20/20	13,686
	GBP	60,000	USD	77,112	12/18/20	649
	HUF	36,900,528	EUR	100,000	11/20/20	606
	JPY	359,809,820	AUD	4,800,000	11/20/20	63,266
	JPY	317,202,560	CAD	4,000,000	11/20/20	27,955
	JPY	374,139,200	CHF	3,250,000	11/20/20	28,017
	JPY	803,025,030	EUR	6,500,000	11/20/20	98,369
	JPY	238,925,914	GBP	1,750,000	11/20/20	15,241
	JPY	236,400,659	NZD	3,400,000	11/20/20	10,413
	JPY	487,500,000	USD	4,629,499	11/20/20	27,974
	MXN	6,500,000	USD	297,191	11/20/20	8,543
	NZD	4,940,717	AUD	4,600,000	11/20/20	33,159
	NZD	600,000	JPY	41,486,000	11/20/20	376
	NZD	800,000	USD	525,731	11/20/20	3,237
	SEK	953,871	NOK	1,000,000	11/20/20	2,476
	SEK	903,594	USD	100,000	11/20/20	1,567
	SGD	137,178	USD	100,000	11/20/20	428
	TWD	5,720,400	USD	200,000	11/09/20	814
	TWD	5,703,400	USD	200,000	11/20/20	701
	TWD	8,555,789	USD	300,000	11/23/20	1,274
	TWD	5,684,789	USD	200,000	11/30/20	486
	USD	5,984,571	AUD	8,400,000	11/20/20	79,577
	USD	5,144,823	CAD	6,800,000	11/20/20	40,522
	USD	2,190,722	CHF	2,000,000	11/20/20	8,305

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD	541,386	CHF	493,000	12/18/20	$2,879
	USD	200,000	CNH	1,334,494	11/20/20	997
	USD	18,957,338	EUR	16,125,000	11/20/20	169,076
	USD	5,051,344	EUR	4,272,000	12/18/20	69,954
	USD	1,791,839	GBP	1,375,000	11/20/20	10,305
	USD	79,444	GBP	61,000	12/18/20	387
	USD	200,000	HUF	61,391,411	11/20/20	5,143
	USD	200,000	INR	14,715,740	11/06/20	2,502
	USD	200,000	INR	14,717,314	11/09/20	2,697
	USD	100,000	INR	7,360,849	11/17/20	1,397
	USD	100,000	INR	7,358,644	11/23/20	1,484
	USD	200,000	INR	14,807,348	11/27/20	1,839
	USD	100,000	INR	7,409,213	12/02/20	896
	USD	1,078,737	JPY	112,500,000	11/20/20	3,937
	USD	47,224	MXN	1,000,000	11/20/20	188
	USD	100,000	NOK	935,451	11/20/20	2,019
	USD	865,263	NZD	1,300,000	11/20/20	5,692
	USD	500,000	PLN	1,940,503	11/20/20	9,775
	USD	500,000	RUB	38,805,570	11/20/20	12,625
	USD	200,000	SEK	1,773,961	11/20/20	600
	USD	200,000	SGD	271,582	11/20/20	1,176
	USD	600,000	TRY	4,618,788	11/20/20	54,324
	ZAR	3,341,395	USD	200,000	11/20/20	4,847
JPMorgan Securities, Inc.	USD	295,613	EUR	253,000	12/16/20	619

TOTAL						$940,733

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London)	AUD	400,000	CAD	379,395	11/20/20	$(3,595)
	AUD	619,119	EUR	375,000	11/20/20	(1,710)
	AUD	221,937	GBP	125,000	11/20/20	(5,941)
	AUD	4,200,000	JPY	315,128,260	11/20/20	(58,173)
	AUD	4,400,000	NZD	4,736,287	11/20/20	(38,583)
	AUD	7,400,000	USD	5,263,346	11/20/20	(61,328)
	CAD	387,389	EUR	250,000	11/20/20	(504)
	CAD	2,800,000	JPY	223,055,380	11/20/20	(29,251)
	CAD	5,200,000	USD	3,952,712	11/20/20	(49,421)
	CHF	148,314	GBP	125,000	11/20/20	(117)
	CHF	3,000,000	JPY	346,843,650	11/20/20	(40,046)
	CHF	1,875,000	USD	2,067,430	11/20/20	(21,414)
	CLP	200,144	USD	260	11/02/20	(1)
	CNH	2,006,783	USD	300,000	11/20/20	(744)
	EUR	125,000	AUD	209,131	11/20/20	(1,368)
	EUR	250,000	CAD	391,829	11/20/20	(2,829)
	EUR	125,000	CHF	135,189	11/20/20	(1,874)
	EUR	5,600,000	GBP	5,096,660	11/20/20	(78,629)
	EUR	4,900,000	JPY	608,028,880	11/20/20	(99,679)
	EUR	13,250,000	USD	15,562,561	11/20/20	(124,144)
	EUR	2,566,000	USD	3,014,188	12/18/20	(22,089)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	GBP	1,750,000	JPY	239,602,614	11/20/20	$(21,705)
	GBP	1,937,500	USD	2,534,897	11/20/20	(24,553)
	GBP	81,000	USD	105,430	12/18/20	(453)
	HUF	72,915,834	EUR	200,000	11/20/20	(1,596)
	HUF	61,733,605	USD	200,000	11/20/20	(4,056)
	INR	14,693,984	USD	200,000	11/06/20	(2,794)
	INR	14,721,740	USD	200,000	11/09/20	(2,638)
	INR	7,360,500	USD	100,000	11/17/20	(1,401)
	INR	7,361,095	USD	100,000	11/23/20	(1,451)
	INR	14,783,457	USD	200,000	11/27/20	(2,160)
	INR	7,399,980	USD	100,000	12/02/20	(1,020)
	JPY	44,001,660	AUD	600,000	11/20/20	(1,403)
	JPY	46,993,040	CAD	600,000	11/20/20	(1,417)
	JPY	50,188,600	GBP	375,000	11/20/20	(6,383)
	JPY	27,544,200	NZD	400,000	11/20/20	(1,332)
	JPY	400,000,000	USD	3,829,967	11/20/20	(8,451)
	MXN	9,000,000	USD	428,063	11/20/20	(4,737)
	NOK	1,355,652	EUR	125,000	11/20/20	(3,652)
	NOK	1,000,000	SEK	957,102	11/20/20	(2,840)
	NOK	917,276	USD	100,000	11/20/20	(3,923)
	NZD	2,200,000	JPY	153,687,560	11/20/20	(13,638)
	NZD	2,200,000	USD	1,464,007	11/20/20	(9,348)
	PLN	1,805,975	EUR	400,000	11/20/20	(9,826)
	PLN	1,926,954	USD	500,000	11/20/20	(13,198)
	RUB	39,199,560	USD	500,000	11/20/20	(7,677)
	SEK	877,534	USD	100,000	11/20/20	(1,362)
	SGD	271,164	USD	200,000	11/20/20	(1,482)
	TRY	4,630,015	USD	600,000	11/20/20	(52,997)
	USD	1,049,939	CAD	1,400,000	11/20/20	(947)
	USD	136,051	CHF	125,000	11/20/20	(350)
	USD	3,265	CHF	3,000	12/18/20	(12)
	USD	100,000	CLP	78,753,144	11/02/20	(1,838)
	USD	100,000	CLP	79,380,000	11/06/20	(2,643)
	USD	100,000	CLP	79,780,000	11/09/20	(3,158)
	USD	100,000	CLP	79,725,144	11/16/20	(3,084)
	USD	1,000,000	CNH	6,769,686	11/20/20	(9,512)
	USD	207,312	EUR	178,000	12/18/20	(245)
	USD	2,974,402	GBP	2,312,500	11/20/20	(21,816)
	USD	86,266	GBP	67,000	12/18/20	(566)
	USD	6,879,128	JPY	725,000,000	11/20/20	(47,366)
	USD	598,706	MXN	13,000,000	11/20/20	(12,762)
	USD	987,922	NZD	1,500,000	11/20/20	(3,892)
	USD	100,000	SGD	136,795	11/20/20	(147)
	USD	200,000	TWD	5,710,811	11/09/20	(478)
	USD	200,000	TWD	5,708,200	11/20/20	(870)
	USD	300,000	TWD	8,547,005	11/23/20	(965)
	USD	200,000	TWD	5,698,332	11/27/20	(832)
	USD	200,000	ZAR	3,370,316	11/20/20	(6,620)
JPMorgan Securities, Inc.	EUR	336,000	USD	397,774	12/16/20	(6,003)
	GBP	152,000	USD	199,753	12/16/20	(2,764)

TOTAL						$(975,803)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	5	12/08/20	$1,025,766	$(770)
10 Year German Euro-Bund	1	12/08/20	158,241	174
10 Year Mini Japanese Government Bonds	1	12/11/20	145,069	(306)
10 Year U.K. Long Gilt	4	12/29/20	703,094	(2,476)
2 Year German Euro-Schatz	3	12/08/20	392,947	45
20 Year U.S. Treasury Bonds	2	12/21/20	344,937	(2,158)
Brent Crude	1	11/30/20	37,940	(71)
British Pound	1	12/14/20	81,006	23
CAC40 Index	1	11/20/20	53,457	1,164
Canada 10 Year Government Bonds	3	12/18/20	340,104	(1,699)
Coffee	1	12/18/20	39,150	(1,165)
Copper	2	11/03/20	335,375	14,730
Copper	5	11/06/20	838,687	45,787
Copper	7	11/10/20	1,174,455	59,884
Copper	2	11/12/20	335,600	17,089
Copper	8	11/13/20	1,342,470	73,302
Copper	1	11/17/20	167,844	6,191
Copper	2	11/18/20	335,687	7,794
Copper	2	11/19/20	335,537	4,485
Copper	6	11/20/20	1,006,612	20,482
Copper	1	11/24/20	167,769	2,239
Copper	1	11/25/20	167,769	5,003
Copper	2	11/27/20	335,537	6,969
Copper	2	12/01/20	335,547	(4,071)
Copper	2	12/03/20	335,562	1,470
Copper	2	12/18/20	335,437	(3,906)
Copper	2	12/21/20	335,362	6,607
Copper	1	12/24/20	167,707	3,804
Copper	2	12/29/20	243,937	4,008
Copper	2	01/04/21	335,637	4,814
Copper	1	01/14/21	167,884	(444)
Copper	1	01/15/21	167,894	604
Copper	1	01/22/21	167,900	(3,741)
Cotton No. 2	2	12/08/20	68,920	(2,375)
E-mini Consumer Discretionary Select Sector	1	12/18/20	144,220	(6,081)
E-mini Russell 2000 Index	1	12/18/20	76,840	(1,246)
FTSE/MIB Index	1	12/18/20	104,242	1,693
H-Shares Index	1	11/27/20	63,115	(549)
Japan 10 Year Government Bonds	3	12/14/20	4,352,070	(3,825)
Korea 10 Year Bonds	4	12/15/20	464,651	(1,849)
Lead	1	11/25/20	45,286	(4,993)
Lead	2	11/27/20	90,579	(6,507)
Lead	1	12/01/20	45,298	(4,768)
Lead	1	12/04/20	45,315	(3,725)
Lead	1	12/07/20	45,338	(4,029)
Lead	1	12/08/20	45,346	(2,256)
Lead	1	12/24/20	45,431	(1,160)
Lead	1	01/04/21	45,464	1,155
Lead	1	01/05/21	45,467	1,314

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Lead	1	01/06/21	$45,470	$610
Lead	2	01/12/21	90,975	156
Lead	1	01/15/21	45,492	1,222
Lead	2	01/20/21	90,976	2,565
Lead	1	01/21/21	45,481	491
Lead	2	01/29/21	91,000	281
Low Sulphur Gas Oil	1	12/10/20	30,700	199
Low Sulphur Gas Oil	1	01/12/21	31,075	474
Maize	1	01/05/21	10,773	(161)
Mexican Peso	5	12/14/20	117,150	(78)
MSCI Singapore Index	3	11/27/20	60,540	(2,373)
Nickel	3	11/13/20	272,293	15,634
Nickel	2	11/19/20	181,512	(948)
Nickel	1	11/20/20	90,759	2,346
Nickel	3	11/24/20	272,320	6,706
Nickel	1	11/25/20	90,777	1,299
Nickel	2	11/27/20	181,567	(935)
Nickel	1	12/03/20	90,804	1,285
Nickel	1	01/04/21	90,880	2,816
Nickel	1	01/05/21	90,884	3,161
Nickel	1	01/14/21	90,915	102
Nickel	1	01/19/21	90,933	(4,530)
Nickel	1	01/28/21	90,936	(6,567)
Platinum	1	01/27/21	42,420	(927)
Primary Aluminum	2	11/03/20	92,350	6,894
Primary Aluminum	1	11/04/20	46,188	2,580
Primary Aluminum	1	11/13/20	46,306	2,278
Primary Aluminum	1	11/18/20	46,338	1,810
Primary Aluminum	1	11/19/20	46,318	1,577
Primary Aluminum	2	11/20/20	92,595	3,302
Primary Aluminum	2	11/24/20	92,515	3,796
Primary Aluminum	1	11/25/20	46,238	1,753
Primary Aluminum	1	11/27/20	46,238	1,159
Primary Aluminum	1	12/02/20	46,225	1,567
Primary Aluminum	1	12/03/20	46,238	1,686
Primary Aluminum	1	12/04/20	46,250	1,710
Primary Aluminum	1	12/10/20	46,250	1,585
Primary Aluminum	1	12/11/20	46,250	1,866
Primary Aluminum	1	12/15/20	46,310	1,094
Primary Aluminum	1	12/16/20	46,325	1,235
Primary Aluminum	1	12/17/20	46,294	1,760
Primary Aluminum	1	12/21/20	46,253	1,838
Primary Aluminum	1	12/22/20	46,244	1,553
Primary Aluminum	1	12/24/20	46,225	2,360
Primary Aluminum	2	12/29/20	92,523	3,067
Primary Aluminum	1	12/30/20	46,269	2,028
Primary Aluminum	3	01/04/21	138,956	5,410
Primary Aluminum	1	01/05/21	46,321	1,768
Primary Aluminum	2	01/06/21	92,644	3,797
Primary Aluminum	3	01/12/21	138,997	804

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Primary Aluminum	2	01/14/21	$92,671	$276
Primary Aluminum	1	01/21/21	46,250	(53)
Primary Aluminum	1	01/26/21	46,200	52
Primary Aluminum	2	01/29/21	92,425	406
SET 50 Index	16	12/29/20	76,398	(1,839)
SGX S&P Index	1	11/26/20	23,270	(43)
Soybean	2	01/14/21	105,625	(517)
SPDR S&P MidCap 400 ETF	1	12/18/20	189,560	1,149
Tin	1	11/05/20	88,624	(679)
Tin	1	11/06/20	443,130	(3,885)
Tin	1	12/24/20	88,646	(2,061)
Tin	1	01/06/21	88,652	(2,276)
Tin	1	01/21/21	88,645	(5,108)
Tin	1	01/26/21	88,633	(895)
Ultra Long U.S. Treasury Bonds	1	12/21/20	215,000	(1,970)
Wheat	1	12/14/20	27,063	(115)
Zinc	1	11/12/20	62,880	3,455
Zinc	1	11/13/20	62,883	1,400
Zinc	1	11/17/20	62,894	2,128
Zinc	1	12/16/20	62,938	(478)
Zinc	1	12/17/20	62,881	(22)
Zinc	4	12/21/20	251,563	11,190
Zinc	1	12/23/20	62,897	2,789
Zinc	2	12/24/20	125,800	5,076
Zinc	3	12/29/20	188,794	8,072
Zinc	3	01/04/21	188,878	7,209
Zinc	1	01/05/21	62,963	4,773
Zinc	1	01/06/21	62,968	3,727
Zinc	1	01/08/21	62,976	2,099
Zinc	1	01/13/21	63,003	1,951
Zinc	1	01/14/21	63,011	2,535
Zinc	1	01/15/21	63,020	(225)

Total				$347,886
Short position contracts:
10 Year U.S. Treasury Notes	(7)	12/21/20	(967,531)	3,244
2 Year U.S. Treasury Notes	(3)	12/31/20	(662,531)	(18)
5 Year U.S. Treasury Notes	(14)	12/31/20	(1,758,422)	1,310
Amsterdam Oil Exchanges Index	(3)	11/20/20	(372,106)	12,723
Brent Crude	(1)	12/30/20	(38,400)	1,529
Brent Crude Oil	(1)	11/30/20	(37,940)	1,549
CAC40 Index	(8)	11/20/20	(427,660)	32,540
Canadian Dollar	(2)	12/15/20	(150,190)	(308)
Cattle Feeder	(1)	01/28/21	(67,062)	(3,965)
CBOE Volatility Index	(13)	11/18/20	(443,300)	(28,722)
CBOE Volatility Index	(19)	12/16/20	(647,425)	(42,567)
Cocoa	(1)	12/14/20	(20,793)	258
Copper	(2)	11/03/20	(335,375)	(18,031)
Copper	(5)	11/06/20	(838,688)	(37,677)
Copper	(7)	11/10/20	(1,174,455)	(60,030)
Copper	(2)	11/12/20	(335,600)	(19,994)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Copper	(8)	11/13/20	$(1,342,470)	$(56,769)
Copper	(1)	11/17/20	(167,844)	(2,264)
Copper	(2)	11/18/20	(335,688)	(6,891)
Copper	(2)	11/19/20	(335,538)	(1,831)
Copper	(6)	11/20/20	(1,006,613)	(23,418)
Copper	(1)	11/24/20	(167,769)	(5,259)
Copper	(1)	11/25/20	(167,769)	(2,259)
Copper	(2)	11/27/20	(335,538)	(4,503)
Copper	(2)	12/01/20	(335,548)	(1,503)
Copper	(2)	12/03/20	(335,563)	(6,356)
Copper	(2)	12/18/20	(335,438)	(6,868)
Copper	(2)	12/21/20	(335,363)	(2,069)
Copper	(1)	12/24/20	(167,707)	(5,435)
Copper	(1)	12/29/20	(167,750)	(851)
Copper	(2)	01/04/21	(335,638)	(13,081)
Copper	(1)	01/14/21	(167,885)	(606)
Copper	(1)	01/15/21	(167,894)	91
DAX Index	(2)	12/18/20	(673,401)	65,304
E-Mini Crude Oil	(1)	11/19/20	(17,900)	761
Euro Stoxx 50 Index	(12)	12/18/20	(413,544)	39,733
Euro Stoxx 50 Index	(1)	12/18/20	(31,399)	1,025
French 10 Year Government Bonds	(1)	12/08/20	(198,119)	(315)
FTSE 100 Index	(8)	12/18/20	(576,601)	44,340
FTSE China A50 Index	(3)	11/27/20	(47,031)	267
FTSE/MIB Index	(1)	12/18/20	(104,242)	11,373
Gasoline RBOB	(3)	11/30/20	(130,057)	1,877
Gold 100 Oz	(6)	12/29/20	(1,127,940)	1,280
Hang Seng Index	(1)	11/27/20	(31,160)	702
IBEX 35 Index	(2)	11/20/20	(149,967)	4,988
Kospi 200 Index	(5)	12/10/20	(332,467)	6,430
Lead	(1)	11/25/20	(45,285)	4,241
Lead	(2)	11/27/20	(90,579)	8,290
Lead	(1)	12/01/20	(45,298)	2,242
Lead	(1)	12/04/20	(45,315)	3,929
Lead	(1)	12/07/20	(45,338)	2,237
Lead	(1)	12/08/20	(45,345)	2,502
Lead	(1)	12/24/20	(45,430)	329
Lead	(1)	01/04/21	(45,463)	(704)
Lead	(1)	01/05/21	(45,466)	(1,144)
Lead	(1)	01/06/21	(45,469)	(318)
Lead	(2)	01/12/21	(90,975)	(1,870)
Lead	(1)	01/15/21	(45,492)	(983)
Lead	(2)	01/28/21	(90,993)	(1,412)
Lead	(3)	01/29/21	(136,500)	(334)
MSCI Emerging Markets Index	(35)	12/18/20	(1,928,325)	(3,715)
Nasdaq 100 E-Mini Index	(1)	12/18/20	(220,925)	4,019
Natural Gas	(2)	11/25/20	(67,080)	(1,753)
Nickel	(3)	11/13/20	(272,293)	(2,084)
Nickel	(2)	11/19/20	(181,512)	(4,488)
Nickel	(1)	11/20/20	(90,759)	(2,616)
Nickel	(3)	11/24/20	(272,320)	(791)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Nickel	(1)	11/25/20	$(90,777)	$(960)
Nickel	(2)	11/27/20	(181,567)	(1,017)
Nickel	(1)	12/03/20	(90,804)	333
Nickel	(1)	01/04/21	(90,880)	(4,933)
Nickel	(1)	01/05/21	(90,884)	(3,027)
Nickel	(1)	01/14/21	(90,915)	762
Nickel	(1)	01/28/21	(90,936)	4,502
Nickel	(1)	01/29/21	(90,936)	81
Nikkei 225 Index	(1)	12/10/20	(218,540)	955
Nikkei 225 Mini	(9)	12/10/20	(196,686)	1,087
NY Harbor ULSD	(1)	11/30/20	(45,608)	(312)
Nymex Palladium	(1)	12/29/20	(221,720)	4,118
NZD Index	(2)	12/14/20	(132,200)	377
OMXS 30 Index	(8)	11/20/20	(154,590)	8,185
Primary Aluminum	(2)	11/03/20	(92,350)	(5,191)
Primary Aluminum	(1)	11/04/20	(46,187)	(2,191)
Primary Aluminum	(1)	11/13/20	(46,306)	(1,660)
Primary Aluminum	(1)	11/18/20	(46,337)	(1,644)
Primary Aluminum	(1)	11/19/20	(46,317)	(1,896)
Primary Aluminum	(2)	11/20/20	(92,595)	(4,314)
Primary Aluminum	(2)	11/24/20	(92,515)	(3,686)
Primary Aluminum	(1)	11/25/20	(46,237)	(1,941)
Primary Aluminum	(1)	11/27/20	(46,237)	(1,797)
Primary Aluminum	(1)	12/02/20	(46,225)	(1,428)
Primary Aluminum	(1)	12/03/20	(46,237)	(1,653)
Primary Aluminum	(1)	12/04/20	(46,250)	(1,595)
Primary Aluminum	(1)	12/10/20	(46,250)	(1,882)
Primary Aluminum	(1)	12/11/20	(46,250)	(1,791)
Primary Aluminum	(1)	12/15/20	(46,310)	(1,788)
Primary Aluminum	(1)	12/16/20	(46,325)	(1,403)
Primary Aluminum	(1)	12/17/20	(46,294)	(1,759)
Primary Aluminum	(1)	12/21/20	(46,253)	(1,794)
Primary Aluminum	(1)	12/22/20	(46,244)	(1,845)
Primary Aluminum	(1)	12/24/20	(46,225)	(1,228)
Primary Aluminum	(2)	12/29/20	(92,523)	(3,652)
Primary Aluminum	(1)	12/30/20	(46,269)	(1,912)
Primary Aluminum	(3)	01/04/21	(138,956)	(8,078)
Primary Aluminum	(1)	01/05/21	(46,320)	(1,273)
Primary Aluminum	(2)	01/06/21	(92,645)	(610)
Primary Aluminum	(3)	01/12/21	(138,998)	(357)
Primary Aluminum	(2)	01/14/21	(92,672)	(90)
Primary Aluminum	(1)	01/21/21	(46,250)	(231)
Primary Aluminum	(1)	01/26/21	(46,200)	(215)
S&P 500 E-Mini Index	(71)	12/18/20	(11,589,685)	263,582
S&P Toronto Stock Exchange 60 Index	(2)	12/17/20	(277,835)	11,930
SPI 200 Index	(2)	12/17/20	(207,004)	522
STOXX 600 Banks Index	(1)	12/18/20	(4,845)	(24)
Tin	(1)	11/05/20	(88,624)	766
Tin	(1)	11/06/20	(443,130)	3,617
Tin	(1)	12/24/20	(88,646)	(3,074)
Tin	(1)	01/06/21	(88,652)	2,026

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Tin	(1)	01/21/21	$(88,645)	$852
Tin	(1)	01/26/21	(88,633)	1,489
TOCOM Kerosene	(1)	04/23/21	(19,117)	792
Topix Index	(8)	12/10/20	(1,201,968)	21,243
Ultra 10 Year U.S. Treasury Notes	(2)	12/21/20	(314,563)	514
WTI Crude Oil	(1)	11/19/20	(35,790)	1,539
WTI Crude Oil	(1)	12/14/20	(20,166)	(188)
WTI Crude Oil	(3)	12/21/20	(108,450)	945
Zinc	(1)	11/12/20	(62,879)	(3,108)
Zinc	(1)	11/13/20	(62,882)	(3,510)
Zinc	(1)	11/17/20	(62,894)	(1,433)
Zinc	(1)	12/16/20	(62,937)	(2,940)
Zinc	(1)	12/17/20	(62,881)	(2,846)
Zinc	(4)	12/21/20	(251,563)	(2,800)
Zinc	(1)	12/23/20	(62,897)	(2,863)
Zinc	(2)	12/24/20	(125,800)	(5,620)
Zinc	(3)	12/29/20	(188,794)	(8,102)
Zinc	(3)	01/04/21	(188,878)	(11,349)
Zinc	(1)	01/05/21	(62,963)	(2,241)
Zinc	(1)	01/06/21	(62,968)	(2,245)
Zinc	(1)	01/08/21	(62,976)	(2,049)
Zinc	(1)	01/13/21	(63,003)	(2,580)
Zinc	(1)	01/14/21	(63,011)	124
Zinc	(1)	01/15/21	(63,020)	(2,149)

Total				$87,378

TOTAL FUTURES CONTRACTS				$435,264

SWAP CONTRACTS — At October 31, 2020, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/ Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Adobe, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	$45	$(3,633)	$—	$(3,633)
Advanced Micro Devices, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	229	(28,867)	—	(28,867)
Alphabet, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	61	5,450	—	5,450
Alphabet, Inc. Class C	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	46	4,174	—	4,174
Amazon.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	26	(1,311)	—	(1,311)
ASML Holding NV	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	81	(4,450)	—	(4,450)
Avalara, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	58	6,940	—	6,940
Ceridian HCM Holding, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	231	(5,378)	—	(5,378)
Cognizant Technology Solutions	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	85	563	—	563
Edenred SA	1M EUR LIBOR	JPMorgan Securities, Inc.	05/05/23	72	1,761	—	1,761
Electronic Arts	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	115	(8,633)	—	(8,633)
Facebook, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	254	(1,536)	—	(1,536)
Genpact Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	531	(61,065)	—	(61,065)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/ Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Global Payments, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	$49	$(5,270)	$—	$(5,270)
Guidewire Software, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	329	(21,922)	—	(21,922)
Hubspot, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	50	82	—	82
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	531	18,530	—	18,530
iShares Russell 2000 Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	1,018	33,237	—	33,237
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	90	2,016	—	2,016
KLA Corp.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	62	7,775	(267)	8,042
Mastercard, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	24	(3,883)	—	(3,883)
Match Group, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	153	3,643	—	3,643
Micron Technology	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	104	(3,528)	—	(3,528)
Network International Holdings	1M GBP LIBOR	JPMorgan Securities, Inc.	05/05/23	14	(3,456)	—	(3,456)
Salesforce.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	100	(7,690)	—	(7,690)
ServiceNow, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	86	(742)	—	(742)
Snap, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	98	42,198	—	42,198
Splunk, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	4	90	—	90
Stoneco Ltd. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	77	(2,502)	—	(2,502)
T-Mobile US, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	169	(7,729)	—	(7,729)
TransUnion	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	33	(2,892)	—	(2,892)
TriNet Group, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	31	3,421	—	3,421
Twitter, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	162	(18,623)	—	(18,623)
VeriSign, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	36	(2,278)	—	(2,278)
Workday, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	58	(3,101)	—	(3,101)
Zscaler, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	129	(8,530)	—	(8,530)
Adobe, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	93	(10,065)	—	(10,065)
Adobe Systems, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	84	(9,046)	—	(9,046)
Alphabet, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	429	16,655	—	16,655
Alphabet, Inc. Class C	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	305	12,057	—	12,057
Amazon.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	821	(74,565)	—	(74,565)
Ceridian HCM Holding, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	88	(3,666)	—	(3,666)
Cognizant Technology Solutions	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	174	(5,364)	—	(5,364)
CoStar Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	343	(17,372)	—	(17,372)
Electronic Arts	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	77	(6,766)	—	(6,766)
Experian PLC	1M GBP LIBOR	MS & Co. Int. PLC	05/15/23	129	(8,030)	—	(8,030)
Facebook, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	241	(3,312)	—	(3,312)
Faurecia SE	0.470%	MS & Co. Int. PLC	07/07/21	2	(11,934)	—	(11,934)
Fiat Chrysler Automobiles NV	0.470	MS & Co. Int. PLC	07/07/21	122	20,391	—	20,391
Fidelity National Information	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	172	(23,131)	—	(23,131)
FleetCor Technologies, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	539	(56,030)	—	(56,030)
G4S PLC	0.050	MS & Co. Int. PLC	08/12/22	288	(13,443)	—	(13,443)
Global Payments, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	1,311	(136,392)	—	(136,392)
GoDaddy, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	271	(20,191)	—	(20,191)
HubSpot, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	141	(10,031)	—	(10,031)
Intuit, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	116	(9,274)	—	(9,274)
Invesco QQQ Trust	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	163	9,855	—	9,855
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	2,197	171,877	—	171,877

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/ Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount/ Contracts (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
iShares Russell 2000 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	$3,216	$223,780	$—	$223,780
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	6,130	395,571	—	395,571
Marvell Technology Group Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	491	(62,242)	—	(62,242)
Mastercard, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	341	(50,408)	—	(50,408)
Match Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	309	15,596	—	15,596
Micron Technology	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	150	(7,621)	—	(7,621)
Microsoft Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	114	(8,913)	—	(8,913)
Mongodb, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	73	(11,270)	—	(11,270)
Netflix, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	228	(27,899)	—	(27,899)
PayPal Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	407	(34,162)	—	(34,162)
Peugeot SA	(0.470)%	MS & Co. Int. PLC	07/07/21	70	(11,728)	—	(11,728)
Repay Holdings Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	120	(7,662)	—	(7,662)
Salesforce.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	450	(44,590)	—	(44,590)
ServiceNow, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	489	(21,814)	—	(21,814)
Splunk, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	169	(6,006)	—	(6,006)
Suez SA	0.470	MS & Co. Int. PLC	07/07/21	12	52	—	52
T-Mobile US, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	3	(155)	—	(155)
T-Mobile US, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	62	(3,114)	—	(3,114)
TransUnion	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	275	(27,185)	—	(27,185)
TriNet Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	510	(5,228)	—	(5,228)
Twitter, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	146	(14,902)	—	(14,902)
U.S Mszzmomo	1M USD LIBOR	MS & Co. Int. PLC	01/29/21	429	(104,189)	(133,460)	29,271
VeriSign, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	278	(23,925)	—	(23,925)
Visa, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	347	(31,013)	—	(31,013)
WEX, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	237	(36,176)	—	(36,176)
William Hill PLC	0.050%	MS & Co. Int. PLC	08/12/22	123	(2,531)	—	(2,531)

TOTAL					$(172,650)	$(133,727)	$(38,923)

(a)	Payments made monthly.
#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At October 31, 2020, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Analog Devices, Inc.	$ 65.00	03/19/2021	38	$3,800	$202,920	$197,682	$5,238
Copart, Inc.	50.00	02/19/2021	32	3,200	193,600	120,692	72,908
Facebook, Inc.	135.00	09/17/2021	17	1,700	225,037	252,433	(27,396)
Fedex Corp.	115.00	04/16/2021	24	2,400	347,760	306,459	41,301
Micron Technology, Inc.	25.00	06/18/2021	75	7,500	194,062	189,030	5,032
Norfolk Southern Corp.	120.00	06/18/2021	38	3,800	339,150	370,320	(31,170)
Taiwan Semiconductor Manufacture	40.00	01/21/2022	42	4,200	183,330	190,170	(6,840)
The Walt Disney Co.	60.00	01/21/2022	50	5,000	317,125	311,794	5,331
Union Pacific Corp.	90.00	01/21/2022	11	1,100	96,663	96,179	484

Total purchased option contracts			327	$32,700	$2,099,647	$2,034,759	$64,888
Written option contracts
Calls
Advanced Micro Devices, Inc.	80.00	12/18/2020	(41)	(4,100)	(14,731)	(14,731)	—
Amag Pharmaceuticals, Inc.	14.00	01/15/2021	(50)	(5,000)	(250)	(478)	228
Amazon.Com, Inc.	3,100.00	12/18/2020	(2)	(200)	(34,316)	(34,316)	—
Apple, Inc.	105.00	12/18/2020	(92)	(9,200)	(76,313)	(76,313)	—
Moody’s Corp.	280.00	12/18/2020	(5)	(500)	(3,075)	(5,830)	2,755
Nvidia Corp.	510.00	12/18/2020	(8)	(800)	(26,860)	(26,860)	—
S&P Global, Inc.	340.00	12/18/2020	(6)	(600)	(4,500)	(6,435)	1,935
Thermo Fisher Scientific, Inc.	440.00	11/20/2020	(6)	(600)	(23,100)	(20,540)	(2,560)

Total written option contracts			(210)	$(21,000)	$(183,145)	$(185,503)	$2,358

TOTAL			117	$11,700	$1,916,502	$1,849,256	$67,246

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2020

Assets:
Investments, at value (cost $99,330,853)	$108,760,452
Investments of affiliated issuers, at value (cost $40,788,471)	40,788,471
Purchased options, at value (premium paid $2,034,759)	2,099,647
Cash	1,635,227
Foreign currencies, at value (cost $7,930)	13,712
Unrealized gain on swap contracts	1,025,252
Unrealized gain on forward foreign currency exchange contracts	940,733
Variation margin on futures contracts	406,483
Receivables:
Collateral on certain derivative contracts(b)	4,651,827
Investments sold	1,344,234
Dividends and interest	251,812
Reimbursement from investment adviser	86,996
Foreign tax reclaims	56,037
Fund shares sold	46,372
Due from broker — upfront payment	36,070
Investments sold on an extended settlement basis	7,395
Other assets	35,764
Total assets	$162,186,484

Liabilities:
Securities sold short, at value (proceeds received $3,664,089)	3,727,448
Unrealized loss on swap contracts	1,064,175
Unrealized loss on forward foreign currency exchange contracts	975,803
Written option contracts, at value (premium received $185,503)	183,145
Payables:
Investments purchased	3,272,712
Fund shares redeemed	663,526
Investments purchased on an extended settlement basis	466,000
Management fees	198,809
Upfront payments received on swap contracts	133,727
Distribution and service fees and transfer agency fees	13,482
Dividend expense payable on securities sold short	2,398
Accrued expenses and other liabilities	1,789,442
Total liabilities	12,490,667

Net Assets:
Paid-in capital	199,050,472
Total distributable earnings (loss)	(49,354,655)
NET ASSETS	$149,695,817
Net Assets:
Class A	$8,015,274
Class C	5,045,115
Institutional	67,353,968
Investor	10,060,950
Class R6	10,674
Class R	27,361
Class P	59,182,475
Total Net Assets	$149,695,817
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	751,997
Class C	491,542
Institutional	6,245,216
Investor	937,872
Class R6	989
Class R	2,600
Class P	5,489,092
Net asset value, offering and redemption price per share:(c)
Class A	$10.66
Class C	10.26
Institutional	10.78
Investor	10.73
Class R6	10.79
Class R	10.52
Class P	10.78

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity— MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $ 2,271,827, $ 620,000, $850,000 and $910,000 relating to initial margin requirements and/or collateral on futures, forward foreign currency, options and swaps transactions, respectively.
(c)	Maximum public offering price per share for Class A Shares is $11.28. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2020

Investment income:

Interest— unaffiliated issuers (net of foreign withholding taxes of $221)	$2,132,972

Dividends — unaffiliated issuers (net of foreign withholding taxes of $44,854)	1,138,690

Dividends — affiliated issuers	579,448

Total investment income	3,851,110

Expenses:

Management fees	3,773,915

Custody, accounting and administrative services	2,956,562

Professional fees	557,979

Registration fees	130,282

Printing and mailing costs	119,833

Transfer Agency fees(b)	107,421

Distribution and Service (12b-1) fees(b)	70,087

Dividend expense for securities sold short	67,610

Prime broker fees	43,752

Trustee fees	32,686

Service fees — Class C	15,515

Other	48,042

Total expenses	7,923,684

Less — expense reductions	(4,249,738)

Net expenses	3,673,946

NET INVESTMENT INCOME	177,164

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments (including commission recapture of $5,753)	10,376,836

Securities sold short	(195,477)

Purchased options	335,636

Futures contracts	(1,821,396)

Written options	194,103

Swap contracts	(4,202,285)

Forward foreign currency exchange contracts	(763,419)

Foreign currency transactions	86,066

Net change in unrealized gain (loss) on:

Investments— unaffiliated issuers	457,785

Securities short sales	438,722

Purchased options	143,135

Futures contracts	51,756

Written options	(11,449)

Swap contracts	46,632

Forward foreign currency exchange contracts	107,360

Foreign currency translation	11,310

Net realized and unrealized gain	5,255,315

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,432,479

(a)	Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity— MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$23,298	$46,653	$136	$15,842	$10,575	$42,408	$19,105	$4	$46	$19,441

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	Multi-Manager Alternatives Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$177,164	$2,489,143

Net realized gain	4,010,064	10,031,680

Net change in unrealized gain	1,245,251	10,595,053
Net increase in net assets resulting from operations	5,432,479	23,115,876

Distributions to shareholders:

From distributable earnings

Class A Shares	(61,290)	—

Institutional Shares	(1,583,309)	—

Investor Shares	(118,769)	—

Class R6 Shares	(112)	—

Class R Shares	(143)	—

Class P Shares	(790,366)	—

Total distributions to shareholders	(2,553,989)	—

From share transactions:

Proceeds from sales of shares	52,849,842	62,447,737

Reinvestment of distributions	2,532,702	—

Cost of shares redeemed	(172,843,032)	(353,836,473)
Net decrease in net assets resulting from share transactions	(117,460,488)	(291,388,736)
TOTAL DECREASE	(114,581,998)	(268,272,860)

Net assets:

Beginning of year	264,277,815	532,550,675

End of year	$149,695,817	$264,277,815

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity— MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.48	$9.91	$10.22	$10.25	$10.33

Net investment income (loss)(a)	(0.01)	0.04	(0.04)	(0.02)	0.04

Net realized and unrealized gain (loss)	0.25	0.53	(0.27)	0.13	(0.06)

Total from investment operations	0.24	0.57	(0.31)	0.11	(0.02)

Distributions to shareholders from net investment income	(0.06)	—	—	(0.14)	(0.01)

Distributions to shareholders from net realized gains	—	—	—	—	(0.05)

Total distributions	(0.06)	—	—	(0.14)	(0.06)

Net asset value, end of year	$10.66	$10.48	$9.91	$10.22	$10.25

Total return(b)	2.33%	5.75%	(3.03)%	1.08%	(0.23)%

Net assets, end of year (in 000s)	$8,015	$11,538	$19,155	$37,077	$134,843

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.13%	2.12%	2.31%	2.51%	2.65%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.07%	2.07%	2.23%	2.38%	2.41%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.32%	3.51%	2.91%	2.74%	2.85%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	4.27%	3.46%	2.82%	2.62%	2.60%

Ratio of net investment income (loss) to average net assets	(0.17)%	0.39%	(0.43)%	(0.22)%	0.39%

Portfolio turnover rate(c)	222%	202%	232%	112%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.11	$9.62	$10.00	$10.02	$10.16

Net investment loss(a)	(0.09)	(0.03)	(0.12)	(0.11)	(0.04)

Net realized and unrealized gain (loss)	0.24	0.52	(0.26)	0.13	(0.05)

Total from investment operations	0.15	0.49	(0.38)	0.02	(0.09)

Distributions to shareholders from net investment income	—	—	—	(0.04)	—

Distributions to shareholders from net realized gains	—	—	—	—	(0.05)

Total distributions	—	—	—	(0.04)	(0.05)

Net asset value, end of year	$10.26	$10.11	$9.62	$10.00	$10.02

Total return(b)	1.48%	4.98%	(3.70)%	0.23%	(1.02)%

Net assets, end of year (in 000s)	$5,045	$7,646	$12,333	$29,758	$49,334

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.88%	2.87%	3.07%	3.26%	3.40%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.82%	2.82%	2.99%	3.13%	3.16%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	5.09%	4.27%	3.65%	3.54%	3.60%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	5.03%	4.21%	3.57%	3.41%	3.36%

Ratio of net investment loss to average net assets	(0.92)%	(0.36)%	(1.23)%	(1.07)%	(0.35)%

Portfolio turnover rate(c)	222%	202%	232%	112%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.62	$10.00	$10.28	$10.33	$10.40

Net investment income (loss)(a)	0.01	0.07	(0.01)	— (b)	0.08

Net realized and unrealized gain (loss)	0.26	0.55	(0.27)	0.15	(0.07)

Total from investment operations	0.27	0.62	(0.28)	0.15	0.01

Distributions to shareholders from net investment income	(0.11)	—	—	(0.20)	(0.03)

Distributions to shareholders from net realized gains	—	—	—	—	(0.05)

Total distributions	(0.11)	—	—	(0.20)	(0.08)

Net asset value, end of year	$10.78	$10.62	$10.00	$10.28	$10.33

Total return(c)	2.66%	6.20%	(2.72)%	1.47%	0.13%

Net assets, end of year (in 000s)	$67,354	$158,958	$361,962	$807,918	$903,812

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.81%	1.80%	1.97%	2.11%	2.25%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.75%	1.74%	1.89%	1.98%	2.01%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.94%	3.03%	2.51%	2.40%	2.45%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.88%	2.98%	2.43%	2.28%	2.21%

Ratio of net investment income (loss) to average net assets	0.14%	0.71%	(0.12)%	0.02%	0.81%

Portfolio turnover rate(d)	222%	202%	232%	112%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.56	$9.95	$10.24	$10.30	$10.37

Net investment income (loss)(a)	0.01	0.07	(0.03)	(0.01)	0.07

Net realized and unrealized gain (loss)	0.26	0.54	(0.26)	0.14	(0.07)

Total from investment operations	0.27	0.61	(0.29)	0.13	—

Distributions to shareholders from net investment income	(0.10)	—	—	(0.19)	(0.02)

Distributions to shareholders from net realized gains	—	—	—	—	(0.05)

Total distributions	(0.10)	—	—	(0.19)	(0.07)

Net asset value, end of year	$10.73	$10.56	$9.95	$10.24	$10.30

Total return(b)	2.59%	6.02%	(2.73)%	1.23%	(0.06)%

Net assets, end of year (in 000s)	$10,061	$12,457	$30,347	$95,628	$108,924

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.88%	1.87%	2.09%	2.26%	2.39%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.82%	1.82%	2.01%	2.13%	2.16%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.07%	3.23%	2.64%	2.54%	2.61%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	4.02%	3.18%	2.56%	2.42%	2.38%

Ratio of net investment income (loss) to average net assets	0.07%	0.63%	(0.26)%	(0.13)%	0.70%

Portfolio turnover rate(c)	222%	202%	232%	112%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R6 Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.63	$10.01	$10.22

Net investment income(b)	0.02	0.08	0.01

Net realized and unrealized gain (loss)	0.25	0.54	(0.22)

Total from investment operations	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	(0.11)	—	—

Net asset value, end of period	$10.79	$10.63	$10.01

Total return(c)	2.60%	6.19%	(2.05)%

Net assets, end of period (in 000s)	$11	$10	$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.81%	1.79%	1.90	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.76%	1.74%	1.81	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.93%	3.23%	2.63	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.88%	3.18%	2.54	%(d)

Ratio of net investment income to average net assets	0.12%	0.75%	0.13	%(d)

Portfolio turnover rate(e)	222%	202%	232%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.37	$9.82	$10.15	$10.18	$10.29

Net investment income (loss)(a)	(0.05)	0.02	(0.09)	(0.06)	0.01

Net realized and unrealized gain (loss)	0.26	0.53	(0.24)	0.14	(0.05)

Total from investment operations	0.21	0.55	(0.33)	0.08	(0.04)

Distributions to shareholders from net investment income	(0.06)	—	—	(0.11)	(0.02)

Distributions to shareholders from net realized gains	—	—	—	—	(0.05)

Total distributions	(0.06)	—	—	(0.11)	(0.07)

Net asset value, end of year	$10.52	$10.37	$9.82	$10.15	$10.18

Total return(b)	1.98%	5.60%	(3.25)%	0.73%	(0.40)%

Net assets, end of year (in 000s)	$27	$27	$25	$120	$119

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.38%	2.38%	2.61%	2.76%	2.91%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.32%	2.32%	2.53%	2.63%	2.66%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.56%	3.86%	3.12%	3.07%	3.11%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	4.50%	3.81%	3.04%	2.94%	2.85%

Ratio of net investment income (loss) to average net assets	(0.44)%	0.15%	(0.91)%	(0.63)%	0.07%

Portfolio turnover rate(c)	222%	202%	232%	112%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.62	$10.00	$10.21

Net investment income(b)	0.02	0.08	0.02

Net realized and unrealized gain (loss)	0.25	0.54	(0.23)

Total from investment operations	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	(0.11)	—	—

Net asset value, end of period	$10.78	$10.62	$10.00

Total return(c)	2.60%	6.20%	(2.06)%

Net assets, end of period (in 000s)	$59,182	$73,641	$108,718

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.80%	1.79%	1.83	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.74%	1.73%	1.74	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.93%	3.13%	2.68	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.88%	3.08%	2.58	%(d)

Ratio of net investment income to average net assets	0.15%	0.73%	0.45	%(d)

Portfolio turnover rate(e)	222%	202%	232%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2020, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Crabel also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

As of October 31, 2020, GSAM no longer had a sub-advisory agreement for the Fund with First Pacific Advisors, LLC or Emso Asset Management Limited.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA IV, LLC (a “Subsidiary”), a Cayman Islands exempted company and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2020, the Fund’s net assets were $149,695,817 of which, $2,624,160, or 1.8%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which a Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2020:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$7,812,116	$1,119

Mortgage-Backed Obligations	—	9,713,519	—

Asset-Backed Securities	—	12,488,544	—

Foreign Debt Obligations	—	9,423,955	—

Common Stock and/or Other Equity Investments(a)

Asia	2,540,071	3,214,808	—

Australia and Oceania	—	426,073	—

Europe	6,712,794	11,418,769	—

North America	32,310,480	—	5,813

South America	292,910	—	—

Exchange Traded Fund	5,074,740	—	—

Investment Company	40,788,471	—	—

Preferred Stock	—	1,053,771	—

Rights	—	17,373	—

Short-term Investments	6,253,597	—	—

Total	$93,973,063	$55,568,928	$6,932

Liabilities

Common Stock and/or Other Equity Investments(a)

Asia	$(1,167,500)	$(987,948)	$—

Europe	(959,060)	(335,741)	—

North America	(277,199)	—	—

Total	$(2,403,759)	$(1,323,689)	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$940,733	$—

Futures Contracts(b)	1,038,195	—	—

Total Return Swap Contracts(b)	—	1,025,252	—

Options Purchased Contracts	2,099,647	—	—

Total	$3,137,842	$1,965,985	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(975,803)	$—

Futures Contracts(b)	(602,931)	—	—

Total Return Swap Contracts(b)	—	(1,064,175)	—

Written Option Contracts	(183,145)	—	—

Total	$(786,076)	$(2,039,978)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$5,287	(a)	Variation margin on futures contracts	$(15,386)	(a)
Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; and Purchased options, at value	3,660,230	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; and Written option contracts	(1,334,479)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; and Variation margin on futures contracts	940,756		Payable for unrealized loss on forward foreign currency exchange contracts; and Variation margin on futures contracts	(976,189)	(a)
Commodity	Variation margin on futures contracts	497,554	(a)	Variation margin on futures contracts	(500,000)	(a)
Total		$5,103,827			$(2,826,054)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $1,064,175, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts and futures contracts/Net change in unrealized gain (loss) on swap contracts and futures contracts	$1,111,400	$(171,759)	261
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(29,224)	3,218	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	(779,270)	106,075	341
Equity	Net realized gain (loss) from purchased options, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on purchase options, futures contracts, swaps contracts and written options	(6,069,809)	363,126	1,419
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(490,458)	36,774	48
Total		$(6,257,361)	$337,434	2,071

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2020.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2020:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Deutsche Bank AG	$—	$940,114	$940,114	$—	$(967,036)	$(967,036)	$(26,922)	$26,922	$—
JPMorgan Securities, Inc.	130,147	619	130,766	(207,019)	(8,767)	(215,786)	(85,020)	—	(85,020)
MS & Co. Int. PLC	895,105	—	895,105	(857,156)	—	(857,156)	37,949	—	37,949
Total	$1,025,252	$940,733	$1,965,985	$(1,064,175)	$(975,803)	$(2,039,978)	$(73,993)	$26,922	$(47,071)

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

Contractual Management Rate					Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
1.90%	1.80%	1.71%	1.68%	1.90%	1.51%

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended October 31, 2020, GSAM waived $107,072 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2020, GSAM waived $18,771 of the Fund’s management fee.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2020, Goldman Sachs did not retain any fees.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and Class P Shares.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least February 28, 2021 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividends and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares to (after the application of the TA Fee Waiver described above) 2.12%, 2.87%, 1.80%, 1.87%, 1.79%, 2.37%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Annual Operating Expense Reductions
$771,896	$16,159	$3,461,683	$4,249,738

In addition, subsequent to the reporting period, the Fund will enter into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s gross expenses in subsequent periods.

G.  Line of Credit Facility — As of October 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2020, Goldman Sachs earned $12,708, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 and Class R Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2020:

Underlying Fund	Beginning Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$100,493,289	$482,246,834	$(541,951,652)	$40,788,471	40,788,471	$579,448

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were $263,195,338 and $294,903,504, respectively. In these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $3,068,114 and $1,361,050, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2020:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)
State Street Bank & Trust	$(3,727,448)	$3,727,448	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

Distribution paid from:
Ordinary income	$2,553,989
Net long-term capital gains	—
Total taxable distributions	$2,553,989

There were no distributions by the Fund during the fiscal year ended October 31, 2019.

As of October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforwards:(1)
Perpetual Short-Term	$(53,839,607)
Perpetual Long-Term	(1,310,787)
Total Capital loss carryforwards	$(55,150,394)
Timing differences (Straddle Loss Deferral/Qualified Late Year Ordinary Loss Deferral)	$(2,280,189)
Unrealized gains (losses) — net	8,075,928
Total accumulated earnings (losses) net	$(49,354,655)

(1)	The Fund utilized $5,690,638 of capital losses in the current fiscal year.

As of October 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$143,875,746
Gross unrealized gain	11,012,451
Gross unrealized loss	(2,936,523)
Net unrealized gain	$8,075,928

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, partnership investments, passive foreign investment company investments, swap transactions, market discount accretion and premium amortization.

The Fund reclassed $68,882 from paid in capital to distributable earnings for the year ending October 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions, net operating losses, and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid,

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

8. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk —The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2020

10. OTHER MATTERS

The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Fund.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the end of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

Effective after the close of business on October 15, 2020, Cayman Commodity - MMA IV, Ltd was converted to and renamed Cayman Commodity - MMA IV, LLC.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Alternatives Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	204,196	$2,141,779	322,978	$3,321,374
Reinvestment of distributions	5,757	60,446	—	—
Shares redeemed	(558,490)	(5,834,302)	(1,156,192)	(11,773,524)
	(348,537)	(3,632,077)	(833,214)	(8,452,150)
Class C Shares
Shares sold	11,219	115,274	81,656	788,264
Shares redeemed	(275,915)	(2,787,609)	(606,788)	(5,938,672)
	(264,696)	(2,672,335)	(525,132)	(5,150,408)
Institutional Shares
Shares sold	4,199,992	43,241,517	5,084,316	51,745,429
Reinvestment of distributions	147,670	1,563,829	—	—
Shares redeemed	(13,067,106)	(138,325,307)	(26,305,071)	(270,636,930)
	(8,719,444)	(93,519,961)	(21,220,755)	(218,891,501)
Investor Shares
Shares sold	92,086	979,916	331,338	3,400,610
Reinvestment of distributions	11,177	117,806	—	—
Shares redeemed	(344,523)	(3,664,483)	(2,200,818)	(22,172,449)
	(241,260)	(2,566,761)	(1,869,480)	(18,771,839)
Class R6 Shares
Reinvestment of distributions	11	112	—	—
	11	112	—	—
Class R Shares
Reinvestment of distributions	14	143	—	—
	14	143	—	—
Class P Shares
Shares sold	600,313	6,371,356	307,174	3,192,060
Reinvestment of distributions	74,633	790,366	—	—
Shares redeemed	(2,118,788)	(22,231,331)	(4,244,846)	(43,314,898)
	(1,443,842)	(15,069,609)	(3,937,672)	(40,122,838)

NET DECREASE	(11,017,754)	$(117,460,488)	(28,386,253)	$(291,388,736)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

Goldman Sachs Multi-Manager Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Multi-Manager Alternatives Fund and its subsidiary (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi- Manager Alternatives Fund
Share Class	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*
Class A
Actual	$1,000.00	$1,033.90		$10.94
Hypothetical 5% return	1,000.00	1,014.38	+	10.84
Class C
Actual	1,000.00	1,029.10		14.69
Hypothetical 5% return	1,000.00	1,010.66	+	14.56
Institutional
Actual	1,000.00	1,035.50		9.31
Hypothetical 5% return	1,000.00	1,015.99	+	9.22
Investor
Actual	1,000.00	1,034.70		9.62
Hypothetical 5% return	1,000.00	1,015.69	+	9.53
Class R6
Actual	1,000.00	1,034.50		9.26
Hypothetical 5% return	1,000.00	1,016.04	+	9.17
Class R
Actual	1,000.00	1,031.40		12.15
Hypothetical 5% return	1,000.00	1,013.17	+	12.04
Class P
Actual	1,000.00	1,034.50		9.26
Hypothetical 5% return	1,000.00	1,016.04	+	9.17

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Multi-Manager Alternatives Fund	2.01%	2.76%	1.68%	1.77%	1.70%	2.27%	1.68%

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2021 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2020 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and each of Algert Global LLC, Ares Capital Management II LLC, Artisan Partners Limited Partnership, Bardin Hill Arbitrage IC Management LP, Brigade Capital Management, LP, Crabel Capital Management, LLC, First Pacific Advisors, LLC, GQG Partners LLC, Marathon Asset Management, L.P., River Canyon Fund Management LLC, Russell Investments Commodity Advisor, LLC, Sirios Capital Management, L.P., and Wellington Management Company LLP (each a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio management changes for the Fund. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and benchmark index that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group for the one-year period and the third quartile for the three-year period, and had underperformed the Fund’s U.S. Treasury-based benchmark index for the one-year period ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed the analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that, in some cases, these collective investment vehicles have a compensation structure that includes performance fees and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the aggregate management fees paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiaries.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	1.90%

Next $3 billion	1.80%

Next $3 billion	1.71%
Over $8 billion	1.68%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund distributor; (f) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (g) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (h) the investment in exchange-traded funds (“ETFs”) manged by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the investment Adviser’s ETF advisory business; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2021.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations in the current environment. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Fund, and that the retention of the Designated Sub-Advisers does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser. They also considered the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to the Fund in light of the overall management fee paid by the Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2021.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 64	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 62	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 65	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 62	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Multi-Manager Alternatives Fund — Tax Information (Unaudited)

For the year ended October 31, 2020, 54.66% of the dividends paid from net investment company taxable income by the Goldman Sachs Multi-Manager Alternatives Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended October 31, 2020, 24.91% of the dividends paid from net investment company taxable income by the Goldman Sachs Multi-Manager Alternatives Fund qualify for the dividends received deduction available to corporations.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail –1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 224949-OTU-1321585 MMALTAR-20

Goldman Sachs Funds

Annual Report	October 31, 2020

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The capital markets produced mixed results during the 12 months ended October 31, 2020 (the “Reporting Period”), with the major influences being the spread of COVID-19, a contraction in global economic growth and historic monetary stimulus by central banks and governments around the world.

In the global equity markets, the first half of the Reporting Period was notable for its stark contrasts — 2019 ended with a strong rally and 2020 started with the onset of the COVID-19 pandemic, leading to a sharp sell-off. The economic concerns associated with COVID-19 caused global equities, represented by the MSCI All Country World Index Investable Market Index, to fall more than 30% between February 20, 2020 and March 23, 2020. Investors anticipated a severe contraction in global Gross Domestic Product (“GDP”), as governments around the world implemented lockdown measures and economic activity came to a virtual halt. For the first quarter of 2020, U.S. real GDP decreased at an annualized rate of 5%, marking the end of the longest economic expansion (128 months) on record and the first economic downturn since end of the last recession in 2009. The second half of the Reporting Period was also a time of contrasts, with a continued rally in the global equity markets during the first four months and a dramatic pullback during the last two months. Risk assets initially found support in unprecedented monetary policy easing and fiscal stimulus, which propelled global equities up more than 10% during April 2020 alone. Investors generally focused on their expectations for a U.S. economic recovery, despite the news that U.S. real GDP fell more than 31%, annualized, during the second quarter of 2020. Most economists anticipated the U.S. recession would be deep but also exceptionally short, as states reopened and economic activity resumed. Indeed, during the third calendar quarter, U.S. real GDP increased more than 33%, annualized. Global equities rallied approximately 20% from May through August 2020, completing a sharp rebound from their lows on March 23rd. However, in September and October, global equity markets pulled back as risk-off investor sentiment, or reduced risk appetite, increased due to an acceleration in COVID-19 infections across the U.S. and Europe and because of rising uncertainty surrounding the then-upcoming U.S. presidential election. Major European countries implemented further lockdown measures after experiencing another wave of infections, though the measures announced were less severe than those applied during February and March. For the Reporting Period overall, global equities were up more than 4%, driven by positive performance across U.S. and emerging markets equities. European and Asia Pacific ex-Japan equities recorded negative returns. From a sector perspective, information technology and consumer discretionary stocks were notably strong performers, while energy and financials stocks were the laggards during the Reporting Period.

Credit markets broadly rallied during the first three months of the Reporting Period. The rally was driven by improved investor sentiment about U.S. and China trade relations, global economic growth, Brexit, and the health of the consumer balance sheet. (Brexit refers to the U.K.’s exit from the European Union.) Investor sentiment deteriorated in March 2020, following the trend that began in February, with the global spread of COVID-19 and government-mandated shutdowns driving a steep sell-off in the credit markets. In response to the pandemic, the U.S. Federal Reserve (“Fed”) and the U.S. federal government, as well as other central banks and governments around the world, announced emergency monetary and fiscal measures to help support the global economy. As a result of these actions, the credit markets largely recovered during the second and third quarters of 2020, with the initial rebound led by higher quality securities and by issuers less affected by COVID-19. Investment grade corporate bonds outperformed nearly all other major fixed income sectors during the Reporting Period as a whole, as the longer duration profile of investment grade corporate bonds benefited from declining interest rates and tightening credit spreads following widening in March 2020. (Duration is a measure of bonds’ sensitivity to changes in interest rates. Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Toward the end of the Reporting Period, high yield corporate bonds and leveraged loans outperformed the broader fixed income market, as investors’ appetite for risk assets increased. During the Reporting Period overall, emerging markets debt, primarily local currency-denominated bonds, lagged other fixed income asset classes, largely due to investors’ concerns about COVID-19 cases in emerging countries but also because of the limited amount of available fiscal and monetary support in certain countries. Within the emerging markets, investment grade sovereign bonds significantly outperformed lower rated sovereign bonds during the Reporting Period.

Global real estate securities declined during the Reporting Period overall and underperformed the broader global equity markets. Real estate markets faced significant pressure in the first quarter of 2020 as the COVID-19 pandemic spread, economies shut down around the world, and social distancing measures were enacted. Property types such as offices, malls, shopping centers, hotels and student housing, which generally rely on bringing people together, were the weakest performers. Health care real estate investment

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trusts (“REITs”), particularly senior housing REITs, also performed poorly given the restrictive circumstances of the COVID-19 crisis. Conversely, property types perceived as more insulated from social distancing measures or those that might experience increased demand, such as industrial properties, single-family housing rentals, data centers and self-storage REITs, generally fared better. Global real estate securities rallied during the second calendar quarter and recovered some of their losses by the end of the Reporting Period, but the rebound was modest and trailed that of the broader equity markets. During the Reporting Period overall, there was significant dispersion and volatility across property types and regions driven by uncertainty and developments around COVID-19. The strongest performing property types were data center, industrial, and storage REITs and the weakest performing property types were mall, shopping center, and hotel REITs. Regionally, North American real estate securities performed the worst during the Reporting Period overall, while European real estate securities performed the best.

Global infrastructure securities retreated during the Reporting Period, with positive performance from November 2019 through January 2020 weighed down by the broad-based COVID-19 related sell-off in risk assets during February and March. Global infrastructure securities generally performed in line with global equities during that sell-off but lagged during the rebound amid significant multiples expansion in higher growth companies. Elevated industry-level dispersion resulted from the COVID-19 pandemic, which disproportionately harmed business models reliant on travel (e.g., airports and passenger rails) and supported digitally-oriented infrastructure assets (e.g., cell towers and data centers in the U.S. and Europe) as pre-existing demand tailwinds were pulled forward during government-mandated shutdowns. Midstream energy was an area of significant pain, with one widely-watched midstream energy index losing more than half of its value from peak to trough. The losses were particularly acute among midstream energy companies that had levered balance sheets and more commodity-sensitive business segments. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) Utilities fell in lockstep with global equities and trailed during the recovery despite stable demand from residential customers and regulated revenue stabilizers. Regionally, infrastructure securities in Europe (ex-U.K.) and Asia (ex-Japan) experienced the most meaningful declines in their market prices during the Reporting Period overall. Smaller emerging markets regions (e.g., those in Latin America and Asia) also experienced notable declines, though they constitute a much smaller portion of the investable universe. North American infrastructure securities posted negative returns but were more resilient than those of Europe and Asia. U.K. and Japanese infrastructure securities generated moderately positive returns during the Reporting Period.

Looking Ahead

The U.S. elections and the COVID-19 crisis dominated the headlines for much of 2020, and at the end of the Reporting Period, investors remained focused on the outcome of the then-upcoming U.S. presidential election as well as on uncertainties around vaccine timelines. The outperformance of growth stocks versus value stocks was another area of focus, with some investors reducing their exposure to the information technology sector as well as to growth stocks broadly in advance of the U.S. elections. These moves were partly driven by valuations and the desire to take profits, but some of the proceeds were redeployed into cyclical stocks, which had been out of favor for much of 2020, in anticipation that a change at the White House could lead to significant fiscal stimulus.

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Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 2.60%. This return compares to the 4.16% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a mix of international, global and U.S.-focused equity investment strategies. The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management. The GPS Group also provides certain risk management services to the Fund.

During the Reporting Period, the Fund generated a positive absolute return but underperformed the Index. The Fund’s relative underperformance can be attributed to the performance of the Fund’s Underlying Managers overall. Strategic asset allocation also underperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had capital allocated to 13 Underlying Managers — Axiom International Investors LLC (“Axiom”); Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), DWS Investment Management Americas, Inc. (“DIMA”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Massachusetts Financial Services Company, doing business as MFS Investment Management, (“MFS”), Principal Global Investors, LLC (“Principal”), QMA LLC (“QMA”); Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”).

These 13 Underlying Managers represented five market segments across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (QMA, Vaughan Nelson and Vulcan); Europe, Australasia and Far East (“EAFE”) large cap (Causeway, MFS and WCM); U.S. small cap (Boston Partners and GW&K); EAFE small cap (Principal); and emerging markets (Axiom and Wellington). LGIMA managed a diversified beta strategy from the beginning of the Reporting Period until May 21, 2020, when it was fully redeemed and removed as an Underlying Manager of the Fund. DIMA began managing a diversified beta strategy for the Fund during December 2019 and continued to manage it through the end of the Reporting Period.

Of the 10 Underlying Managers with allocated capital for the entire Reporting Period, six generated positive absolute returns and four recorded negative absolute returns. Axiom generated a positive absolute return between May 6, 2020, when it was allocated capital as an Underlying Manager of the Fund, through the end of the Reporting Period. LGIMA generated negative absolute returns between the beginning of

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the Reporting Period until May 21, 2020 when it was removed as an Underlying Manager of the Fund. DIMA generated negative absolute returns between December 17, 2019, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period.

On a relative basis, seven Underlying Managers underperformed their respective benchmark indices and three outperformed their respective benchmark indices during the Reporting Period. Underlying Manager Axiom outperformed its benchmark index between May 6, 2020, when it was allocated capital, and the end of the Reporting Period. LGIMA underperformed its benchmark index between the beginning of the Reporting Period and May 21, 2020 when it was fully redeemed and removed as an Underlying Manager for the Fund. DIMA modestly underperformed its benchmark index between December 17, 2019, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period.

During the Reporting Period, the GPS Group managed a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund. Also, in connection with the risk management services it provides, the GPS Group maintained passive equity exposure to the Fund in order to keep the Fund’s beta closer to that of the Index. (Beta refers to the component of the returns that is attributable market risk exposure, rather than manager skill.)

As mentioned earlier, the Fund’s performance relative to the Index was driven mainly by manager selection, which detracted from returns overall during the Reporting Period. The most significant underperformance came from Underlying Managers with a value bias, including U.S. large-cap manager QMA, which lagged the S&P 500® Index; U.S. small-cap value manager Boston Partners, which underperformed the Russell 2000® Value Index; international value manager Causeway, which trailed the MSCI EAFE Index; and emerging markets manager Wellington, which underperformed the MSCI Emerging Markets Index. These negative results were partially offset by Underlying Managers that were generally growth or core oriented, including EAFE large-cap manager WCM, which outperformed the MSCI ACWI ex-U.S. Index; EAFE large-cap manager MFS, which outperformed the MSCI EAFE Index; and U.S. small-cap manager GW&K, which outperformed the Russell 2000® Index.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, underperformed the Index during the Reporting Period. The underperformance was driven by the Fund’s underweight allocation versus the Index to U.S. large-cap equities and by its overweight allocation to U.S. and EAFE small-cap equities. The Fund’s underweight in U.S. large-cap equities relative to its overweight in EAFE large-cap equities detracted from performance, as U.S. large-cap equities outperformed EAFE large-cap equities driven by positive news in November and December 2019 about a U.S.-China trade deal and subsequently by a faster and stronger than market expected recovery in U.S. economic conditions following COVID-19-related lockdowns. U.S. large-cap equities also benefited from the U.S. Federal Reserve’s (“Fed”) accommodative monetary policies and the U.S. federal government’s fiscal support, along with a strong rally in the stocks of mega-sized U.S. information technology corporations. The Fund’s overweight allocation to U.S. and EAFE small-cap stocks hurt performance given that many small-cap companies were more severely affected by the COVID-19 pandemic than were large-cap companies during the Reporting Period.

Q	Which global equity asset classes most significantly affected Fund performance?

A	In U.S. large cap, which we measure relative to the S&P 500® Index, Underlying Manager QMA underperformed the benchmark index primarily due to its exposure to the value factor. Exposure to the quality and growth factors helped pare these losses. Underlying Manager Vulcan lagged the benchmark index as a result of weak stock selection in the consumer discretionary and industrials sectors. As for Underlying Manager Vaughan Nelson, it slightly underperformed the benchmark index mainly because of poor stock selection in energy. Lack of exposure to certain information technology stocks also hurt its relative returns.

In U.S. small cap, Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000® Value Index because of poor stock selection within the financials and consumer staples sectors. GW&K outperformed the Russell 2000® Index due to an overweight position and stock selection in the information technology sector, with a particularly notable contribution from software stocks. In addition, GW&K benefited from its orientation toward U.S. small-cap stocks that were slightly larger than those held by the Russell 2000® Index.

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In EAFE large cap, Underlying Manager WCM outperformed its benchmark index, the MSCI ACWI ex-U.S. Index, due to strong security selection within the information technology and industrials sectors. Underlying Manager MFS outperformed its benchmark index, the MSCI EAFE Index, partly because of an overweight position and stock selection in the industrials sector. Regionally, an allocation to and stock selection within the emerging markets also added to its relative performance. Underlying Manager Causeway underperformed its benchmark index, the MSCI EAFE Index, as a result of poor stock selection in the financials and health care sectors.

In EAFE small cap, Underlying Manager Principal underperformed its benchmark index, the MSCI World ex-U.S. Small Cap Index, because of weak stock selection within the industrials and health care sectors. On a regional basis, stock selection in continental Europe and Japan was a drag on relative returns.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Wellington underperformed, mostly due to its exposure to quality and value factors. These negative results were offset somewhat by exposure to the momentum factor and a tilt toward smaller market capitalization companies, which helped. Underlying Manager Axiom outperformed the benchmark index between May 6, 2020, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period. Its positive returns were driven by an overweight position and strong stock selection within the consumer discretionary sector as well as by effective stock selection in the communication services sector.

Diversified beta manager DIMA slightly underperformed its benchmark index, the MSCI World Index, between December 17, 2019, when it was allocated assets as an Underlying Manager of the Fund, and the end of the Reporting Period. Its modest underperformance was driven primarily by exposure to value and size factors, offset somewhat by exposure to momentum and quality factors, which boosted results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the GPS Group managed a passive currency overlay that sought to minimize unintended currency exposures for the Fund. As part of this currency overlay, the GPS Group used currency forwards, which had a negative impact on performance. The GPS Group also used equity futures within the Fund’s U.S. large-cap equity allocation in an effort to maintain target exposure relative to the Index and to facilitate the capital required for the currency overlay. This had a positive impact on the Fund’s performance. Underlying Managers LGIMA and QMA used equity index futures to manage exposure and tracking error relative to their respective benchmark indices during certain market events, such as dividend accrual periods or small corporate actions. The use of equity index futures had a positive impact on the Fund’s performance. Other Underlying Managers employed rights and warrants to implement their strategies. The use of warrants and rights did not have a material impact on the Fund’s performance during the Reporting Period overall.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In December 2019, we reduced the Fund’s allocation to LGIMA based on our concerns about that Underlying Manager’s index portfolio construction methodology, which took what we considered a simplistic approach to certain factors such as value and did not explicitly target additional factors such as quality. During May 2020, LGIMA was fully redeemed and no longer served as an Underlying Manager of the Fund.

DIMA, which had been added as an Underlying Manager of the Fund in August 2018, was allocated capital in December 2019. DIMA seeks to passively replicate the FTSE Developed 0.4 Target Exposure Comprehensive Factor Index by investing in all or a sub-set of the securities with the goal of maximizing exposure to five factors — Value, Momentum, Quality, Small Size and Low Volatility — while maintaining a risk profile similar to that of the underlying market cap-weighted parent index. DIMA was funded to fulfill approximately 50% of the Fund’s diversified beta allocation given the reduction and subsequent redemption of LGIMA as an Underlying Manager of the Fund.

In February 2020, Axiom was added as an Underlying Manager of the Fund and was allocated capital in May. Axiom manages an emerging markets equity strategy, using a bottom-up, growth-oriented investment discipline that relies on detailed fundamental stock analysis to identify companies that are improving more quickly than generally expected. We believe Axiom’s growth-oriented investment philosophy will complement the value investment style of Underlying Manager Wellington, which also manages an emerging markets allocation. In addition to providing balance from a style factor perspective, we believe Axiom’s

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qualitative investment approach contrasts with Wellington’s systematic, factor-based investment methodology. The pairing of the two managers should allow the Fund to achieve diversified, balanced exposure to emerging market equities, in our view.

In May 2020, we added Fund positions in the iShares® Edge MSCI Multifactor USA ETF and the iShares® Edge MSCI Multifactor International ETF. The combination of the two ETFs aims to passively replicate the exposure of the MSCI World Diversified Multi-Factor Index by investing in all or a sub-set of the securities with the goal of maximizing exposure to four factors — Value, Momentum, Quality and Low Size — while maintaining a risk profile similar to that of the underlying market cap-weighted parent index. The two ETFs were added to the Fund to fulfill approximately 50% of the Fund’s diversified beta allocation given the redemption of LGIMA as an Underlying Manager of the Fund.

Regarding the Fund’s strategic asset allocation, the Fund’s assets were allocated at the beginning of the Reporting Period 47.6% to U.S. large cap, 27.7% to EAFE large cap, 6.4% to U.S. small cap, 4.8% to EAFE small cap and 14.0% to emerging markets, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 46.2% to U.S. large cap, 29.6% to EAFE large cap, 6.4% to U.S. small cap, 4.8% to EAFE small cap and 12.7% to emerging markets, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 29, 2020, Kent Clark no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 26 emerging markets countries.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex-U.S. Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 26 emerging markets countries. With 2,217 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Diversified Multiple-Factor Index is based on the MSCI World Index, its parent index, which includes large and mid-cap stocks across 23 developed markets countries. The index aims to maximize exposure to four factors — Value, Momentum, Quality and Low Size — while maintaining a risk profile similar to that of the underlying parent index.

FTSE Developed 0.4 Target Exposure Comprehensive Factor Index is a benchmark designed to maintain a constant level of targeted active factor exposure against the FTSE Developed Index at review date, while minimizing off-target consequential exposures. The factors targeted are: Quality, Value, Momentum, Low Volatility and Size. These factors represent common factor characteristics for which there is a broad academic and practitioner consensus, supported by a body of empirical evidence across different geographies and time periods. The index also seeks to maintain industry and country neutrality.

FTSE Developed Index is a market-capitalization weighted index representing the performance of large- and mid-cap companies in developed markets.

It is not possible to invest directly in an unmanaged index.

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FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business

iShares MSCI USA Multifactor ETF	3.7%	Exchange Traded Funds
Microsoft Corp.	2.1	Software
iShares MSCI International Multifactor ETF	2.0	Exchange Traded Funds
Amazon.com, Inc.	1.8	Internet & Direct Marketing Retail
Facebook, Inc. Class A	1.4	Interactive Media & Services
Tencent Holdings Ltd.	1.2	Interactive Media & Services
Apple, Inc.	1.1	Technology Hardware, Storage & Peripherals
Mastercard, Inc. Class A	1.1	IT Services
Alibaba Group Holding Ltd. ADR	1.0	Internet & Direct Marketing Retail
Texas Instruments, Inc.	0.9	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 7.4% of the Fund’s net assets as of 10/31/20.

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Global Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 24, 2015 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Since Inception
Class R6 (Commenced June 24, 2015)*	2.60%	6.22%	4.70%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 1.21%. This return compares to the 1.11% average annual total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged) (the “Bloomberg Barclays Index”), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (the “Credit Suisse Index”), the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan EMBISM Index”) and the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan GBI-EMSM Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the Bloomberg Barclays Index, the Credit Suisse Index, the J.P. Morgan EMBISM Index and the J.P. Morgan GBI-EMSM Index returned 3.68%, 1.50%, 0.98% and -3.80%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a non-core fixed income investment strategy. (Non-core fixed income includes non-investment grade securities, bank loans and emerging markets debt). The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The Fund’s relative outperformance can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation also outperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had seven Underlying Managers, though not all were allocated capital. The seven Underlying Managers were Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Symphony Asset Management LLC (“Symphony”) and TCW Investment Management Company LLC (“TCW”).

These seven Underlying Managers represented five sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares, Blue Bay and Brigade), bank loans (Symphony), external emerging markets debt (Marathon), local emerging markets debt (TCW) and structured credit (River Canyon).

Of the five Underlying Managers with allocated capital for the entire Reporting Period, three generated positive absolute

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PORTFOLIO RESULTS

returns and two posted negative absolute returns. River Canyon recorded a positive absolute return between June 4, 2020, when it was allocated capital as an Underlying Manager of the Fund, and the end of the Reporting Period. Underlying Manager Ares did not have allocated capital during the Reporting Period.

On a relative basis, three of the five Underlying Managers with allocated capital during the entire Reporting Period outperformed their respective benchmark indices and two underperformed its benchmark index. River Canyon underperformed its benchmark index between June 4, 2020, when it was allocated capital, and the end of the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, outperformed the Index during the Reporting Period. An overweight allocation versus the Index in high yield corporate bonds contributed positively, as high yield corporate bonds outperformed other fixed income sectors, including bank loans. High yield credit spreads (or yield differentials versus other bonds of comparable maturity) widened significantly during the first quarter of 2020, largely because of the COVID-19 pandemic, and then recovered during the second and third calendar quarters in the wake of strong financial support by global governments and central banks. Furthermore, the high yield corporate bond market saw record levels of new issuance. In addition, during the Reporting Period, the Fund benefited from its underweight allocation to local emerging markets debt, which generated negative returns due in part to the depreciation of emerging markets currencies.

Q	Which non-core fixed income Underlying Managers most significantly affected Fund performance?

A	Blue Bay, a high yield Underlying Manager, outperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period largely because of strong selection within the banking, technology and electronics, telecommunications, and transportation market segments. Weak selection within financial services, in particular among aircraft leasing companies, somewhat offset these gains.

Brigade, the other high yield Underlying Manager, outperformed the ICE BofA BB U.S. High Yield Constrained Index during the Reporting Period. Effective selection within the basic industry, health care, technology and financial market segments added to relative returns. These positive results were partly offset by weak selection within the energy market segment and an overweight to high yield corporate bonds rated CCC and lower, which detracted.

Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Poor selection within the energy, consumer staples and health care market segments detracted from relative performance. Strong credit selection within the utilities and consumer discretionary market segments, as well as among BB-rated credits, partially offset these negative results.

Marathon, the external emerging markets debt Underlying Manager, outperformed the J.P. Morgan EMBISM Diversified Index during the Reporting Period. Main drivers of positive performance included positioning in Israel and country selection of Panama. Credit selection in the United Arab Emirates, Saudi Arabia and Brazil also contributed positively. Conversely, country selection of Venezuela, Belarus and Lebanon detracted from relative returns.

TCW, the local emerging markets debt Underlying Manager, underperformed the J.P. Morgan GBI-EMSM Index during the Reporting Period, primarily because of country positioning in Poland, Thailand and the Czech Republic. These negative results were offset somewhat by an out-of-benchmark position in Egypt, strong security selection in Mexico and an underweight in Turkey, all of which contributed positively to relative performance.

River Canyon, the structured credit Underlying Manager, underperformed the Bloomberg Barclays U.S. CMBS Investment Grade Total Return Index during the Reporting Period, largely because of an underweight in commercial mortgage-backed securities (“CMBS”), which outpaced residential mortgage-backed securities, collateralized loan obligations and asset backed securities during the Reporting Period. A cash position also detracted from its relative returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund’s Underlying Managers employed credit default swaps, equity options, warrants, U.S. Treasury futures, interest only securities, forward foreign currency exchange contracts and structured securities to implement their strategies. The use of forward foreign currency exchange contracts and credit default swaps by Underlying Managers had a positive impact on the Fund’s performance, while the

11

PORTFOLIO RESULTS

use of foreign currency options by Underlying Managers had a negative impact on performance. The use of warrants, U.S. Treasury futures, interest only securities and structured securities by Underlying Managers had a neutral impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Effective May 27, 2020, River Canyon was added as an Underlying Manager for the Fund and was allocated capital during June. River Canyon invests across liquid opportunities in structured credit by employing a fundamental, bottom-up investment process aided by a deep team and extensive investment resources. We funded this allocation by reducing the Fund’s allocation to high yield corporate bonds and local emerging markets debt, as we sought to diversify the Fund’s exposure to corporate bonds and also improve its overall risk/return profile.

In terms of the Fund’s strategic allocation, at the start of the Reporting Period, the Fund’s assets were allocated 45.7% to high yield corporate bonds, 20.0% to bank loans, 19.1% to local emerging markets debt and 13.2% to external emerging markets debt, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 42.2% to high yield corporate bonds, 20.0% to bank loans, 17.6% to local emerging markets debt, 13.2% to external emerging markets debt and 5.0% to structured credit, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 29, 2020, Kent Clark no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

12

PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 26 emerging markets countries.

ICE BofA BB US High Yield Constrained Index is a modified market capitalization-weighted index of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

ICE BofA Global High Yield Investment Grade Country Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Bloomberg Barclays Global High Yield Corporate Index is a multi-currency measure of the global high yield debt market.

Bloomberg Barclays U.S. High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

Bloomberg Barclays U.S. CMBS Investment Grade Total Return Index measures the market for U.S. agency and non-agency conduit and fusion commercial mortgage-backed securities deals with a minimum current deal size of $300 million.

It is not possible to invest directly in an unmanaged index.

13

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business

Intelsat Jackson Holdings SA	0.6%	Diversified Telecommunication Services
Thailand Government Bond	0.6	Foreign Debt Obligations
Republic of South Africa	0.6	Foreign Debt Obligations
Brazil Notas do Tesouro Nacional	0.6	Foreign Debt Obligations
Indonesia Treasury Bond	0.5	Foreign Debt Obligations
United States Treasury Bond	0.5	U.S. Treasury Obligations
Frontier Communications Corp.	0.4	Diversified Telecommunication Services
Mineral Resources Ltd.	0.4	Metals & Mining
Baffinland Iron Mines Corp./Baffinland Iron Mines LP	0.4	Metals & Mining
Brazil Notas do Tesouro Nacional	0.4	Foreign Debt Obligations

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 7.6% of the Fund’s net assets as of 10/31/20.

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2015 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One year	Five Years	Since Inception
Class R6 (Commenced March 31, 2015)*	1.21%	3.97%	2.82%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

15

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -12.86%. This return compares to the -18.21% average annual total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Dow Jones Brookfield Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the FTSE Index and the Dow Jones Brookfield Index returned -22.77% and -11.45%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that invest primarily in real assets. (Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.) The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

The Fund posted a negative absolute return during the Reporting Period but outperformed the Index in relative terms. The Fund’s relative outperformance can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation also outperformed the Index during the Reporting Period.

During the Reporting Period, the Fund allocated capital to four Underlying Managers — Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”), Presima Inc. (“Presima”) and RREEF America L.L.C. (“RREEF”), a wholly-owned subsidiary of DWS Group GmbH & Co. KGaA, an affiliate of Deutsche Bank AG. These four Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation — global real estate (PGIM Real Estate and Presima) and global infrastructure (Cohen & Steers and RREEF).

All four Underlying Managers with allocated capital during the Reporting Period generated negative absolute returns. On a relative basis, all four of the Underlying Managers outperformed their respective benchmark indices.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, outperformed the Index. During the Reporting Period, the Fund’s strategic allocation to global real estate securities was smaller than that of the Index, while its strategic allocation to global infrastructure securities was larger. The Index

16

PORTFOLIO RESULTS

generally has a larger weighting in real estate securities than in global infrastructure securities. During the Reporting Period, global equities recovered significantly from their sell-off in the first quarter of 2020, largely because of the strong performance of information technology, consumer discretionary and communication services stocks. However, global infrastructure securities and global real estate securities did not recover to the same extent. Furthermore, global real estate securities lagged global infrastructure securities. Overall, during the Reporting Period, cyclically-oriented global infrastructure securities, mainly those in energy and transportation infrastructure, performed poorly. Among global real estate securities, retail real estate investment trusts (“REITs”), hotel REITs, gaming REITs, and office REITs generated weak results. In addition, during the Reporting Period, the Fund benefited from its allocation to cash, as global infrastructure securities and global real estate securities posted negative returns.

Q	Which real assets asset classes most significantly affected Fund performance?

A	In global infrastructure, which we measure against the Dow Jones Brookfield Global Infrastructure Index, Underlying Manager RREEF outperformed the benchmark index. The positive results were driven by strong stock selection and an underweight position in North American midstream[1] energy companies. Additionally, strong selection in European utilities, European communications companies and European transportation companies contributed positively to relative performance. On the other hand, stock selection in Japan and positioning in U.S. utilities detracted from returns.

Underlying Manager Cohen & Steers also outperformed its benchmark index during the Reporting Period. Effective stock selection in North American and European utilities, along with an overweight position in electric utilities and an underweight position in gas utilities, added to relative returns. Additionally, strong stock selection and an overweight position in U.S. and European communications infrastructure companies bolstered performance. Meanwhile, stock selection and an overweight in railways, as well as an overweight position in airports, detracted from relative performance.

In global real estate, which we measure against the FTSE EPRA/NAREIT Developed Index, Underlying Manager PGIM Real Estate outperformed the benchmark index during the Reporting Period. Overweight positions in U.S. industrial and specialty REITs contributed positively to relative performance. An underweight in U.S. mall and shopping center REITs, in addition to strong stock selection among residential REITs, further added to results. Conversely, stock selection across triple net lease properties and hotel REITs weighed on relative returns. (A triple net lease is a lease agreement whereby the tenant or lessee promises to pay all the expenses of the property including real estate taxes, building insurance and maintenance.)

Global real estate Underlying Manager Presima also outperformed its benchmark index during the Reporting Period. An overweight position in industrial REITs and underweight positions in retail and lodging REITs led the outperformance. Strong stock selection in residential and industrial REITs further added to relative returns. Regionally, effective stock selection in Australia contributed positively. These results were somewhat offset by weak selection in office and diversified REITs, which detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign currency exchange contracts were used by Underlying Managers to facilitate equity transactions settling in foreign currencies. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of a specific security at a discount. The use of rights had a positive impact on the Fund’s performance during the Reporting Period, while the use of forward foreign currency exchange contracts had a rather neutral impact.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In terms of the Fund’s strategic asset allocation, the Fund’s assets were allocated 54.2% to global real estate and 44.3% to global infrastructure, with the remainder in cash and cash equivalents, at the beginning of the Reporting Period. At the end of the Reporting Period, the Fund’s assets were allocated 49.3% to global real estate and 49.3% to global infrastructure, with the remainder in cash and cash equivalents.

[1]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

17

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 29, 2020, Kent Clark no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund leverage the knowledge and expertise of the broader AIMS team and multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow, Betsy Gorton and Yvonne Woo.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

18

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2020

TOP TEN EQUITY HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

American Tower Corp.	3.8%	Equity Real Estate Investment Trusts (REITs)
Prologis, Inc.	3.8	Equity Real Estate Investment Trusts (REITs)
SBA Communications Corp.	2.7	Equity Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	2.5	Equity Real Estate Investment Trusts (REITs)
Vonovia SE	2.4	Real Estate Management & Development
Invitation Homes, Inc.	2.0	Equity Real Estate Investment Trusts (REITs)
Vinci SA	1.8	Construction & Engineering
Enbridge, Inc.	1.7	Oil, Gas & Consumable Fuels
The Williams Cos., Inc.	1.7	Oil, Gas & Consumable Fuels
Cellnex Telecom SA	1.7	Diversified Telecommunication Services

[1]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.8% of the Fund’s net assets as of 10/31/20. The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATION[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Real Assets Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2015 through October 31, 2020.

Average Annual Total Return through October 31, 2020	One Year	Five Years	Since Inception
Class R6 (Commenced June 30, 2015)*	-12.86%	1.75%	0.81%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

20

PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Index Investable Market Index captures large- and mid-cap representation across 23 developed markets and 26 emerging markets countries.

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 85.0%
Argentina* – 0.1%
1,501	Globant SA (IT Services)	$271,096

Australia – 0.7%
1,237	AGL Energy Ltd. (Multi-Utilities)	10,842
4,406	Ampol Ltd. (Oil, Gas & Consumable Fuels)	80,339
1,028	Ansell Ltd. (Health Care Equipment & Supplies)	29,069
1,505	APA Group (Gas Utilities)	11,095
5,831	Appen Ltd. (IT Services)	132,809
53	ASX Ltd. (Capital Markets)	2,968
120,266	Beach Energy Ltd. (Oil, Gas & Consumable Fuels)	99,727
22,513	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	195,200
5,497	Coles Group Ltd. (Food & Staples Retailing)	68,670
5,914	CSL Ltd. (Biotechnology)	1,197,332
1,227	Dexus (Equity Real Estate Investment Trusts (REITs))	7,423
31,392	Downer EDI Ltd. (Commercial Services & Supplies)	97,061
8,215	Fortescue Metals Group Ltd. (Metals & Mining)	100,498
7,975	Goodman Group (Equity Real Estate Investment Trusts (REITs))	103,222
21,158	IGO Ltd. (Metals & Mining)	66,130
1,310	JB Hi-Fi Ltd. (Specialty Retail)	43,774
73	Magellan Financial Group Ltd. (Capital Markets)	2,829
2,481	Mineral Resources Ltd. (Metals & Mining)	43,566
92,171	Nine Entertainment Co. Holdings Ltd. (Media)	134,735
59,599	NRW Holdings Ltd. (Construction & Engineering)	91,415
20,783	OZ Minerals Ltd. (Metals & Mining)	217,107
31,257	Reliance Worldwide Corp. Ltd. (Building Products)	90,231
28,905	Saracen Mineral Holdings Ltd.* (Metals & Mining)	115,517
10,368	Seven Group Holdings Ltd. (Trading Companies & Distributors)	141,574
64,772	Silver Lake Resources Ltd.* (Metals & Mining)	96,998
25,338	Super Retail Group Ltd. (Specialty Retail)	199,412
2,073	The GPT Group (Equity Real Estate Investment Trusts (REITs))	5,871
8,832	Wesfarmers Ltd. (Multiline Retail)	285,888
1,005	Woolworths Group Ltd. (Food & Staples Retailing)	27,035

		3,698,337

Austria – 0.1%
3,917	BAWAG Group AG*(a) (Banks)	143,853

Common Stocks – (continued)
Austria – (continued)
2,709	CA Immobilien Anlagen AG (Real Estate Management & Development)	74,412
165	OMV AG (Oil, Gas & Consumable Fuels)	3,814
5,977	S&T AG* (IT Services)	108,149
715	Vienna Insurance Group AG Wiener Versicherung Gruppe (Insurance)	14,506
5,397	Wienerberger AG (Construction Materials)	136,147

		480,881

Belgium – 0.2%
701	Cofinimmo SA (Equity Real Estate Investment Trusts (REITs))	95,271
121	Elia Group SA (Electric Utilities)	11,703
131	Etablissements Franz Colruyt NV (Food & Staples Retailing)	7,753
12,875	KBC Group NV (Banks)	636,113
5,985	Proximus SADP (Diversified Telecommunication Services)	116,350
283	Sofina SA (Diversified Financial Services)	73,551
100	UCB SA (Pharmaceuticals)	9,877

		950,618

Brazil – 0.6%
64,264	Ambev SA ADR (Beverages)	137,525
28,800	B3 SA – Brasil Bolsa Balcao (Capital Markets)	256,231
9,257	Banco do Brasil SA (Banks)	48,076
12,000	Centrais Eletricas Brasileiras SA (Electric Utilities)	64,957
15,500	Cia Energetica de Sao Paulo (Independent Power and Renewable Electricity Producers)	72,071
7,200	Cia Paranaense de Energia (Electric Utilities)	77,497
15,000	Even Construtora e Incorporadora SA (Household Durables)	26,952
43,989	JBS SA (Food Products)	149,110
89,600	Magazine Luiza SA (Multiline Retail)	384,606
31,000	Marfrig Global Foods SA* (Food Products)	74,394
15,900	Minerva SA* (Food Products)	27,627
12,600	Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	144,381
9,400	SLC Agricola SA (Food Products)	41,889
4,525	StoneCo Ltd. Class A* (IT Services)	237,744
50,100	TIM SA (Diversified Telecommunication Services)	103,466
22,500	TOTVS SA (Software)	105,874
50,000	Vale SA (Metals & Mining)	527,627
40,200	WEG SA (Electrical Equipment)	531,264

		3,011,291

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Cambodia – 0.0%
44,000	NagaCorp Ltd. (Hotels, Restaurants & Leisure)	$45,511

Canada – 2.4%
54,900	Air Canada* (Airlines)	606,978
3,150	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	76,392
6,400	ATS Automation Tooling Systems, Inc.* (Machinery)	79,261
4,625	BCE, Inc. (Diversified Telecommunication Services)	185,861
2,700	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	86,798
11,150	Canadian National Railway Co. (Road & Rail)	1,108,848
3,595	Canadian Pacific Railway Ltd. (Road & Rail)	1,075,367
6,600	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	145,445
122	CGI, Inc.* (IT Services)	7,570
4,600	Empire Co. Ltd. Class A (Food & Staples Retailing)	125,505
200	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	5,511
12,500	Equinox Gold Corp.* (Metals & Mining)	133,510
17	Fairfax Financial Holdings Ltd. (Insurance)	4,469
171	Fortis, Inc. (Electric Utilities)	6,755
1,331	George Weston Ltd. (Food & Staples Retailing)	93,339
2,520	Granite Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	141,292
2,388	Hydro One Ltd.(a) (Electric Utilities)	52,176
6,800	Keyera Corp. (Oil, Gas & Consumable Fuels)	96,516
1,080	Kinaxis, Inc.* (Software)	164,865
731	Loblaw Cos. Ltd. (Food & Staples Retailing)	36,388
20,200	Lundin Mining Corp. (Metals & Mining)	122,052
3,155	Magna International, Inc. (Auto Components)	161,101
1,683	Manulife Financial Corp. (Insurance)	22,814
686	Metro, Inc. (Food & Staples Retailing)	32,001
6,800	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	219,929
2,730	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	296,806
40,700	Nutrien Ltd. (Chemicals)	1,655,676
1,377	Nuvei Corp.* (IT Services)	51,169
10,700	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	104,165
10,032	Power Corp. of Canada (Insurance)	191,032

Common Stocks – (continued)
Canada – (continued)
7,921	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	480,250
207	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	8,409
76	Royal Bank of Canada (Banks)	5,314
850	Shopify, Inc. Class A* (IT Services)	786,615
6,508	SSR Mining, Inc.* (Metals & Mining)	120,459
4,850	Stantec, Inc. (Professional Services)	139,279
11,600	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	117,280
15,881	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	179,157
1,127	TC Energy Corp. (Oil, Gas & Consumable Fuels)	44,359
2,278	TELUS Corp. (Diversified Telecommunication Services)	38,950
4,080	TFI International, Inc. (Road & Rail)	181,660
6,209	The Descartes Systems Group, Inc.* (Software)	333,353
2,054	The Toronto-Dominion Bank (Banks)	90,621
1,731	Thomson Reuters Corp. (Professional Services)	134,577
2,337	Toromont Industries Ltd. (Trading Companies & Distributors)	145,503
6,300	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	81,617
15,300	Wesdome Gold Mines Ltd.* (Metals & Mining)	151,473
49,650	Wheaton Precious Metals Corp. (Metals & Mining)	2,289,361

		12,417,828

China – 5.8%
22,000	A-Living Services Co Ltd. Class H(a) (Commercial Services & Supplies)	92,648
1,045,224	Agricultural Bank of China Ltd. Class H (Banks)	355,602
27,900	Aier Eye Hospital Group Co. Ltd. Class A (Health Care Providers & Services)	259,886
18,000	Airtac International Group (Machinery)	484,575
17,264	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	5,260,168
47,700	Alibaba Health Information Technology Ltd.* (Health Care Technology)	125,090
50,989	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	318,961
9,787	Baidu, Inc. ADR* (Interactive Media & Services)	1,302,160
1,888,037	Bank of China Ltd. Class H (Banks)	596,357
205,363	Bank of Communications Co. Ltd. Class H (Banks)	101,035

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
468,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation Infrastructure)	$285,952
7,400	Beijing Chunlizhengda Medical Instruments Co. Ltd. Class H (Health Care Equipment & Supplies)	30,730
25,700	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A (Construction Materials)	142,709
13,600	BYD Co. Ltd. Class H (Automobiles)	274,921
50,600	Centre Testing International Group Co. Ltd. Class A (Professional Services)	204,041
363,011	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	68,099
269,000	China CITIC Bank Corp. Ltd. Series H (Banks)	109,485
231,515	China Construction Bank Corp. Class H (Banks)	159,540
262,709	China Everbright Bank Co. Ltd. Class H (Banks)	91,042
124,000	China Feihe Ltd.(a) (Food Products)	282,129
218,162	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	119,732
125,200	China International Capital Corp. Ltd. Class H*(a) (Capital Markets)	292,541
34,000	China Lesso Group Holdings Ltd. (Building Products)	55,122
119,033	China Life Insurance Co. Ltd. Class H (Insurance)	259,721
120,532	China Medical System Holdings Ltd. (Pharmaceuticals)	126,749
26,000	China Meidong Auto Holdings Ltd. (Specialty Retail)	106,469
53,000	China Merchants Bank Co. Ltd. Class H (Banks)	276,073
827,733	China Minsheng Banking Corp. Ltd. Class H (Banks)	453,008
265,383	China National Building Material Co. Ltd. Class H (Construction Materials)	305,472
88,000	China Railway Group Ltd. Class H (Construction & Engineering)	40,508
76,000	China Resources Cement Holdings Ltd. (Construction Materials)	99,517
80,500	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	139,478
41,245	China Shineway Pharmaceutical Group Ltd. (Pharmaceuticals)	25,960
632,000	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	198,391
9,300	Contemporary Amperex Technology Co. Ltd. Class A (Electrical Equipment)	341,552
70,000	Cosco Shipping Energy Transportation Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	27,613

Common Stocks – (continued)
China – (continued)
211,500	Cosco Shipping Holdings Co. Ltd.* (Marine)	135,336
118,136	Country Garden Services Holdings Co. Ltd. (Commercial Services & Supplies)	743,985
28,000	CSC Financial Co Ltd.(a) (Capital Markets)	33,953
2,500	ENN Energy Holdings Ltd. (Gas Utilities)	31,640
56,000	Ever Sunshine Lifestyle Services Group Ltd. (Commercial Services & Supplies)	96,833
2,145	Futu Holdings Ltd. ADR* (Capital Markets)	63,771
38,400	GF Securities Co. Ltd. Class H (Capital Markets)	49,655
13,000	Glodon Co. Ltd. Class A (Software)	138,408
199,000	Great Wall Motor Co. Ltd. Class H (Automobiles)	322,195
31,000	Greentown China Holdings Ltd. (Real Estate Management & Development)	50,382
1,476	GSX Techedu, Inc. ADR* (Diversified Consumer Services)	98,036
83,518	Haitong Securities Co. Ltd. Class H* (Capital Markets)	70,752
45,200	Huatai Securities Co. Ltd. Class H(a) (Capital Markets)	73,206
41,011	Industrial & Commercial Bank of China Ltd. Class H (Banks)	23,289
13,804	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	1,125,302
27,900	Jiangsu Hengli Hydraulic Co. Ltd. Class A (Machinery)	315,840
11,400	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals)	151,626
602	JOYY, Inc. ADR (Interactive Media & Services)	55,011
109,000	Kaisa Group Holdings Ltd.* (Real Estate Management & Development)	50,838
6,371	Kerry Logistics Network Ltd. (Air Freight & Logistics)	13,306
1,140	Kweichow Moutai Co. Ltd. Class A (Beverages)	284,826
65,000	KWG Group Holdings Ltd. (Real Estate Management & Development)	86,196
23,750	KWG Living Group Holdings Ltd.* (Real Estate Management & Development)	18,626
59,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	310,110
8,400	Livzon Pharmaceutical Group, Inc. Class H (Pharmaceuticals)	37,229
48,100	Meituan Class B* (Internet & Direct Marketing Retail)	1,793,127
14,000	Midea Group Co. Ltd. Class A (Household Durables)	163,383
2,519	NetEase, Inc. ADR (Entertainment)	218,624

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
930	New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	$149,153
6,512	NIO, Inc. ADR* (Automobiles)	199,137
3,443	Pinduoduo, Inc. ADR* (Internet & Direct Marketing Retail)	309,801
10,700	Ping An Healthcare & Technology Co. Ltd.*(a) (Health Care Technology)	138,069
38,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	392,908
2,200	Silergy Corp. (Semiconductors & Semiconductor Equipment)	135,636
53,215	Sinotruk Hong Kong Ltd. (Machinery)	136,116
5,539	TAL Education Group ADR* (Diversified Consumer Services)	368,122
81,000	TCL Electronics Holdings Ltd. (Household Durables)	55,021
81,638	Tencent Holdings Ltd. (Interactive Media & Services)	6,237,601
760,119	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	226,179
91,996	Tianneng Power International Ltd. (Auto Components)	149,877
66,000	Tingyi Cayman Islands Holding Corp. (Food Products)	120,775
8,403	Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	179,824
96,137	Weichai Power Co. Ltd. Class H (Machinery)	182,303
16,800	Wuxi Biologics Cayman, Inc.*(a) (Life Sciences Tools & Services)	471,806
43,000	Xiaomi Corp.*(a) (Technology Hardware, Storage & Peripherals)	122,293
28,000	Yadea Group Holdings Ltd.(a) (Automobiles)	40,091
26,000	Yihai International Holding Ltd.* (Food Products)	345,386
19,000	Yonyou Network Technology Co. Ltd. Class A (Software)	122,962
89,000	Zhongsheng Group Holdings Ltd. (Specialty Retail)	634,592
97,800	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H (Machinery)	86,349

		30,772,522

Denmark – 0.7%
354	ALK-Abello A/S* (Pharmaceuticals)	118,446
3,231	Ambu A/S Class B (Health Care Equipment & Supplies)	97,997
3,125	Carlsberg AS Class B (Beverages)	395,690
61	Coloplast A/S Class B (Health Care Equipment & Supplies)	8,921
7,723	DSV PANALPINA A/S (Air Freight & Logistics)	1,252,991

Common Stocks – (continued)
Denmark – (continued)
1,873	GN Store Nord A/S (Health Care Equipment & Supplies)	134,850
16,880	Novo Nordisk A/S Class B (Pharmaceuticals)	1,076,364
140	Orsted A/S(a) (Electric Utilities)	22,220
505	ROCKWOOL International A/S Class B (Building Products)	197,666
2,017	Royal Unibrew A/S (Beverages)	196,676
1,481	Vestas Wind Systems A/S (Electrical Equipment)	254,086

		3,755,907

Finland – 0.1%
259	Elisa Oyj (Diversified Telecommunication Services)	12,735
2,082	Kesko Oyj Class B (Food & Staples Retailing)	53,425
9,705	Kojamo Oyj (Real Estate Management & Development)	200,046
144	Kone Oyj Class B (Machinery)	11,464
571	Neste Oyj (Oil, Gas & Consumable Fuels)	29,780

		307,450

France – 3.8%
11,462	Air Liquide SA (Chemicals)	1,676,183
198	Alstom SA* (Machinery)	8,847
1,499	Arkema SA (Chemicals)	146,812
64,387	AXA SA (Insurance)	1,034,010
788	BioMerieux (Health Care Equipment & Supplies)	117,332
34,749	BNP Paribas SA* (Banks)	1,211,863
1,221	Bollore SA (Entertainment)	4,377
1,733	Bouygues SA (Construction & Engineering)	56,831
6,116	Capgemini SE (IT Services)	706,201
51,077	Carrefour SA (Food & Staples Retailing)	793,833
84	Cie de Saint-Gobain* (Building Products)	3,272
453	Cie Generale des Etablissements Michelin SCA (Auto Components)	48,924
164	CNP Assurances* (Insurance)	1,850
528	Covivio (Equity Real Estate Investment Trusts (REITs))	31,443
492	Credit Agricole SA* (Banks)	3,892
26,501	Danone SA (Food Products)	1,469,883
2,190	Dassault Systemes SE (Software)	373,418
365	Eiffage SA* (Construction & Engineering)	26,491
42,393	Engie SA* (Multi-Utilities)	512,724
6,852	EssilorLuxottica SA* (Textiles, Apparel & Luxury Goods)	845,940
11,169	Eutelsat Communications SA (Media)	112,338
89	Gecina SA (Equity Real Estate Investment Trusts (REITs))	11,049
166	Hermes International (Textiles, Apparel & Luxury Goods)	154,563

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
1,978	ICADE (Equity Real Estate Investment Trusts (REITs))	$100,029
293	Iliad SA (Diversified Telecommunication Services)	56,646
64	Imerys SA (Construction Materials)	1,913
9	Kering SA (Textiles, Apparel & Luxury Goods)	5,439
3,566	Korian SA* (Health Care Providers & Services)	100,463
2,263	L’Oreal SA (Personal Products)	731,368
6,526	Legrand SA (Electrical Equipment)	483,050
4,286	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,009,053
6,542	Orange SA (Diversified Telecommunication Services)	73,464
8,700	Pernod Ricard SA (Beverages)	1,401,591
791	Peugeot SA* (Automobiles)	14,210
2,731	Renault SA* (Automobiles)	67,635
11,164	Rexel SA* (Trading Companies & Distributors)	117,542
3,193	Rubis SCA (Gas Utilities)	104,985
10,222	Sanofi (Pharmaceuticals)	922,979
441	Sartorius Stedim Biotech (Life Sciences Tools & Services)	167,232
15,405	Schneider Electric SE (Electrical Equipment)	1,871,806
1,025	Sopra Steria Group* (IT Services)	121,884
7,269	SPIE SA* (Commercial Services & Supplies)	114,390
572	Suez SA (Multi-Utilities)	10,472
41	Teleperformance (Professional Services)	12,308
32,490	TOTAL SE (Oil, Gas & Consumable Fuels)	984,340
12,498	Valeo SA (Auto Components)	378,082
7,706	Veolia Environnement SA (Multi-Utilities)	143,429
9,950	Vinci SA (Construction & Engineering)	785,901

		20,132,287

Germany – 2.5%
355	Allianz SE (Insurance)	62,535
9,789	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	124,610
32,096	BASF SE (Chemicals)	1,757,519
23,909	Bayer AG (Pharmaceuticals)	1,123,496
99	Bayerische Motoren Werke AG (Automobiles)	6,765
495	Bechtle AG (IT Services)	85,000
8,525	Beiersdorf AG (Personal Products)	892,646
307	Brenntag AG (Trading Companies & Distributors)	19,622
1,364	CompuGroup Medical SE & Co KgaA (Health Care Technology)	117,195
54	Covestro AG(a) (Chemicals)	2,577
4,741	Deutsche Boerse AG (Capital Markets)	698,603

Common Stocks – (continued)
Germany – (continued)
18,591	Deutsche Post AG (Air Freight & Logistics)	824,287
5,160	Deutsche Telekom AG (Diversified Telecommunication Services)	78,425
846	Deutsche Wohnen SE (Real Estate Management & Development)	42,700
3,118	DWS Group GmbH & Co. KGaA*(a) (Capital Markets)	105,873
349	Evonik Industries AG (Chemicals)	8,403
5,070	Evotec SE* (Life Sciences Tools & Services)	133,986
53	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	4,047
1,822	GEA Group AG (Machinery)	60,679
220	Hannover Rueck SE (Insurance)	31,971
3,646	HelloFresh SE* (Internet & Direct Marketing Retail)	194,831
34,108	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	949,607
2,704	Jungheinrich AG (Machinery)	98,310
1,980	KION Group AG (Machinery)	154,283
957	LEG Immobilien AG (Real Estate Management & Development)	129,341
5,251	Merck KGaA (Pharmaceuticals)	777,837
1,501	MTU Aero Engines AG (Aerospace & Defense)	256,553
1,633	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	382,738
12,292	ProSiebenSat.1 Media SE* (Media)	137,185
1,846	Rheinmetall AG (Industrial Conglomerates)	134,913
8,676	RWE AG (Multi-Utilities)	321,079
17,721	SAP SE (Software)	1,890,557
239	Sartorius AG (Health Care Equipment & Supplies)	101,164
1,452	Scout24 AG(a) (Interactive Media & Services)	117,141
10,760	Siemens AG (Industrial Conglomerates)	1,262,320
1,798	Stroeer SE & Co. KGaA* (Media)	129,973
88	Symrise AG (Chemicals)	10,851
1,053	Talanx AG* (Insurance)	31,044
866	Traton SE (Machinery)	16,825
1,980	Uniper SE (Independent Power and Renewable Electricity Producers)	59,141
26	Volkswagen AG (Automobiles)	4,045
69	Vonovia SE (Real Estate Management & Development)	4,407

		13,345,084

Hong Kong – 1.1%
262,325	AIA Group Ltd. (Insurance)	2,496,593
994	Cafe de Coral Holdings Ltd. (Hotels, Restaurants & Leisure)	2,055

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
141,500	China Mobile Ltd. (Wireless Telecommunication Services)	$865,490
74,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	185,872
404,892	China South City Holdings Ltd. (Real Estate Management & Development)	40,856
615,363	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	379,303
268,322	CITIC Ltd. (Industrial Conglomerates)	191,834
26,739	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	161,503
2,457	CLP Holdings Ltd. (Electric Utilities)	22,640
664,560	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	608,043
5,990	Dah Sing Banking Group Ltd. (Banks)	5,154
2,318	Dah Sing Financial Holdings Ltd. (Banks)	5,774
9,710	First Pacific Co. Ltd. (Diversified Financial Services)	3,017
4,363	Hang Lung Group Ltd. (Real Estate Management & Development)	9,685
6,075	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	291,106
22,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	70,138
4,771	Kerry Properties Ltd. (Real Estate Management & Development)	11,706
238,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	149,434
1,871	Link REIT (Equity Real Estate Investment Trusts (REITs))	14,279
127,200	Man Wah Holdings Ltd. (Household Durables)	177,525
82,217	PCCW Ltd. (Diversified Telecommunication Services)	49,465
52	RenaissanceRe Holdings Ltd. (Insurance)	8,409
17,000	Shimao Group Holdings Ltd. (Real Estate Management & Development)	60,219
33,011	Shun Tak Holdings Ltd. (Industrial Conglomerates)	9,689
1,948	Swire Pacific Ltd. Class A (Real Estate Management & Development)	8,883
9,714	Swire Pacific Ltd. Class B (Real Estate Management & Development)	7,910
8,738	Techtronic Industries Co. Ltd. (Machinery)	117,695
20,616	Vinda International Holdings Ltd. (Household Products)	54,710

		6,008,987

Hungary – 0.0%
3,211	OTP Bank Nyrt* (Banks)	100,166
5,838	Richter Gedeon Nyrt (Pharmaceuticals)	119,197

		219,363

Common Stocks – (continued)
India – 1.5%
2,507	Aarti Drugs Ltd. (Pharmaceuticals)	23,019
7,180	Amara Raja Batteries. Ltd. (Electrical Equipment)	74,158
9,711	Asian Paints Ltd. (Chemicals)	289,649
7,842	Aurobindo Pharma Ltd. (Pharmaceuticals)	81,724
4,925	Avanti Feeds Ltd. (Food Products)	31,982
1,759	Bajaj Auto Ltd. (Automobiles)	68,523
9,609	Balkrishna Industries Ltd. (Auto Components)	174,378
4,207	Deepak Nitrite Ltd. (Chemicals)	42,106
757	Dixon Technologies India Ltd. (Household Durables)	95,053
4,278	Dr Reddy’s Laboratories Ltd. (Pharmaceuticals)	281,800
14,089	Escorts Ltd. (Machinery)	228,104
23,546	HCL Technologies Ltd. (IT Services)	267,897
35,208	HDFC Bank Ltd.* (Banks)	562,270
16,714	HDFC Bank Ltd. ADR* (Banks)	960,052
8,582	Hindustan Unilever Ltd. (Household Products)	239,956
25,923	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	672,526
30,900	Indiabulls Housing Finance Ltd. (Thrifts & Mortgage Finance)	58,324
34,775	Infosys Ltd. (IT Services)	498,226
21,000	Infosys Ltd. ADR (IT Services)	299,670
6,499	IOL Chemicals & Pharmaceuticals Ltd. (Pharmaceuticals)	58,157
8,356	Mahanagar Gas Ltd. (Gas Utilities)	91,860
2,814	Maruti Suzuki India Ltd. (Automobiles)	264,302
24,062	Muthoot Finance Ltd. (Consumer Finance)	399,497
192,082	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	168,170
28,257	Petronet LNG Ltd. (Oil, Gas & Consumable Fuels)	88,024
69,592	Power Finance Corp. Ltd. (Diversified Financial Services)	81,757
95,944	REC Ltd. (Diversified Financial Services)	133,079
19,674	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	545,457
26,732	Sun TV Network Ltd. (Media)	152,127
21,189	Tata Consultancy Services Ltd. (IT Services)	763,661
7,771	Tata Consumer Products Ltd. (Food Products)	51,635

		7,747,143

Indonesia – 0.1%
1,457,300	Bank Rakyat Indonesia Persero Tbk PT (Banks)	329,892
90,500	Indofood Sukses Makmur Tbk PT (Food Products)	42,871

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)
96,800	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	$138,297

		511,060

Ireland – 2.1%
18,659	Accenture PLC Class A (IT Services)	4,047,324
13,555	Aon PLC Class A (Insurance)	2,494,256
1,640	DCC PLC (Industrial Conglomerates)	106,570
1,665	Eaton Corp. PLC (Electrical Equipment)	172,810
4	Flutter Entertainment PLC* (Hotels, Restaurants & Leisure)	699
14,681	Grafton Group PLC* (Trading Companies & Distributors)	127,629
2,993	ICON PLC* (Life Sciences Tools & Services)	539,638
363	Johnson Controls International PLC (Building Products)	15,322
179	Kerry Group PLC Class A (Food Products)	21,427
95	Kingspan Group PLC* (Building Products)	8,282
3,922	Linde PLC (Chemicals)	859,565
289	Medtronic PLC (Health Care Equipment & Supplies)	29,065
3,500	nVent Electric PLC (Electrical Equipment)	63,175
1,100	Pentair PLC (Machinery)	54,736
4,488	Ryanair Holdings PLC* (Airlines)	61,841
18,751	Ryanair Holdings PLC ADR* (Airlines)	1,511,331
4,140	STERIS PLC (Health Care Equipment & Supplies)	733,567
175	Trane Technologies PLC (Building Products)	23,231
13	Willis Towers Watson PLC (Insurance)	2,372

		10,872,840

Israel – 0.2%
1,573	Bank Leumi Le-Israel BM (Banks)	7,414
140,162	Bezeq The Israeli Telecommunication Corp. Ltd.* (Diversified Telecommunication Services)	158,041
6,206	Check Point Software Technologies Ltd.* (Software)	704,753
1,183	CyberArk Software Ltd.* (Software)	117,294
17	Electra Ltd. (Construction & Engineering)	7,387
3,183	Energix-Renewable Energies Ltd.* (Independent Power and Renewable Electricity Producers)	13,491
38,759	Israel Discount Bank Ltd. Class A (Banks)	108,489
3,872	Mizrahi Tefahot Bank Ltd. (Banks)	75,505
35	Nice Ltd.* (Software)	7,960
110	Paz Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	10,169
399	Shapir Engineering & Industry Ltd.* (Construction & Engineering)	2,686

		1,213,189

Common Stocks – (continued)
Italy – 0.8%
1,309	Assicurazioni Generali SpA (Insurance)	17,559
13,200	Autogrill SpA* (Hotels, Restaurants & Leisure)	49,478
17,707	Banca Mediolanum SpA (Diversified Financial Services)	120,976
8,116	Buzzi Unicem SpA (Construction Materials)	175,612
108,613	Enel SpA (Electric Utilities)	863,528
30,285	Eni SpA (Oil, Gas & Consumable Fuels)	212,148
35,938	Hera SpA (Multi-Utilities)	112,886
240,490	Intesa Sanpaolo SpA* (Banks)	399,238
44,486	Iren SpA (Multi-Utilities)	100,955
14,769	Mediobanca Banca di Credito Finanziario SpA (Banks)	104,856
2,356	Poste Italiane SpA(a) (Insurance)	19,234
5,490	Prysmian SpA (Electrical Equipment)	149,396
26,448	Snam SpA (Gas Utilities)	128,963
1,694	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	11,437
237,136	UniCredit SpA* (Banks)	1,776,003

		4,242,269

Japan – 4.7%
12,900	Aeon Co. Ltd. (Food & Staples Retailing)	329,571
300	Air Water, Inc. (Chemicals)	4,286
1,500	Aisin Seiki Co. Ltd. (Auto Components)	45,447
1,600	Alfresa Holdings Corp. (Health Care Providers & Services)	29,296
300	ANA Holdings, Inc.* (Airlines)	6,543
8,300	Anritsu Corp. (Electronic Equipment, Instruments & Components)	181,707
400	Azbil Corp. (Electronic Equipment, Instruments & Components)	16,233
6,200	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	132,079
1,100	Canon, Inc. (Technology Hardware, Storage & Peripherals)	19,147
2,300	Chubu Electric Power Co., Inc. (Electric Utilities)	25,764
1,700	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	65,620
2,000	cocokara fine, Inc. (Food & Staples Retailing)	131,393
1,100	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	186,823
300	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	7,918
6,400	Daikin Industries Ltd. (Building Products)	1,197,653
4,800	DCM Holdings Co. Ltd. (Specialty Retail)	59,475
5,800	Denka Co. Ltd (Chemicals)	178,685
5,500	Denso Corp. (Auto Components)	256,281
700	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	9,460

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
33,600	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	$113,376
7,200	FANUC Corp. (Machinery)	1,520,818
4,200	FCC Co. Ltd. (Auto Components)	80,596
100	Fujitsu General Ltd. (Household Durables)	2,776
200	Fujitsu Ltd. (IT Services)	23,663
101	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	155,706
20,100	Hazama Ando Corp. (Construction & Engineering)	124,874
24,600	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	829,126
3,500	Hokuriku Electric Power Co. (Electric Utilities)	24,962
600	Honda Motor Co. Ltd. (Automobiles)	14,192
12,000	Hoya Corp. (Health Care Equipment & Supplies)	1,354,283
24,900	ITOCHU Corp. (Trading Companies & Distributors)	598,061
1,200	Itoham Yonekyu Holdings, Inc. (Food Products)	8,034
2,200	Jafco Group Co. Ltd. (Capital Markets)	99,497
228	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	110,412
24,400	Japan Tobacco, Inc. (Tobacco)	459,383
6,600	JGC Holdings Corp. (Construction & Engineering)	54,268
3,300	K’s Holdings Corp. (Specialty Retail)	42,144
12,600	Kajima Corp. (Construction & Engineering)	134,636
7,200	Kamigumi Co. Ltd. (Transportation Infrastructure)	128,814
1,700	Kandenko Co. Ltd. (Construction & Engineering)	12,757
1,200	KAWADA TECHNOLOGIES, Inc. (Construction & Engineering)	50,095
200	KDDI Corp. (Wireless Telecommunication Services)	5,411
100	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	3,799
20	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	115,675
39	Kenedix Residential Next Investment Corp. (Equity Real Estate Investment Trusts (REITs))	63,703
1,820	Keyence Corp. (Electronic Equipment, Instruments & Components)	825,957
600	Kinden Corp. (Construction & Engineering)	9,408
900	Koei Tecmo Holdings Co. Ltd. (Entertainment)	43,971
7,400	Koito Manufacturing Co. Ltd. (Auto Components)	356,856
2,800	Kose Corp. (Personal Products)	356,931

Common Stocks – (continued)
Japan – (continued)
44,500	Kubota Corp. (Machinery)	773,324
11,700	Kyocera Corp. (Electronic Equipment, Instruments & Components)	644,348
7,200	Kyowa Exeo Corp. (Construction & Engineering)	166,010
8,700	Kyushu Electric Power Co., Inc. (Electric Utilities)	72,936
400	Kyushu Railway Co. (Road & Rail)	8,508
5,700	Lintec Corp. (Chemicals)	126,357
100	Makita Corp. (Machinery)	4,420
6,500	Marubeni Corp. (Trading Companies & Distributors)	33,938
11,700	MCJ Co. Ltd. (Technology Hardware, Storage & Peripherals)	107,826
101	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	72,446
2,800	Medipal Holdings Corp. (Health Care Providers & Services)	49,912
4,600	Mirait Holdings Corp. (Construction & Engineering)	65,486
23,500	Mitsubishi Chemical Holdings Corp. (Chemicals)	132,262
3,400	Mitsubishi Corp. (Trading Companies & Distributors)	75,859
1,400	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	25,521
200	Mitsubishi Heavy Industries Ltd. (Machinery)	4,297
200	Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	5,212
23,800	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	100,840
2,600	Mitsui & Co. Ltd. (Trading Companies & Distributors)	40,725
200	Mitsui Chemicals, Inc. (Chemicals)	5,122
15,200	Mitsui E&S Holdings Co. Ltd.* (Machinery)	48,132
31	Mitsui Fudosan Logistics Park, Inc. (Equity Real Estate Investment Trusts (REITs))	148,114
3,500	Morinaga Milk Industry Co. Ltd. (Food Products)	168,744
17,000	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	1,192,187
1,900	Nagase & Co. Ltd. (Trading Companies & Distributors)	24,776
600	Nagoya Railroad Co. Ltd. (Road & Rail)	15,993
100	NEC Corp. (IT Services)	5,037
8,000	NEC Networks & System Integration Corp. (IT Services)	138,723
3,900	NH Foods Ltd. (Food Products)	159,756
6,600	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals)	65,342
900	Nippo Corp. (Construction & Engineering)	23,118

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
2,000	Nippon Express Co. Ltd. (Road & Rail)	$112,159
1,600	Nippon Paper Industries Co. Ltd. (Paper & Forest Products)	18,068
1,500	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	107,184
500	Nippon Steel Corp.* (Metals & Mining)	4,850
1,400	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	29,450
1,900	Nippon Yusen KK (Marine)	35,069
3,800	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	73,751
5,500	Nissan Motor Co. Ltd.* (Automobiles)	19,473
200	Nomura Research Institute Ltd. (IT Services)	5,895
5,300	NSD Co. Ltd. (IT Services)	93,093
200	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	7,447
7,200	Obayashi Corp. (Construction & Engineering)	60,252
900	Oji Holdings Corp. (Paper & Forest Products)	3,793
2,900	OKUMA Corp. (Machinery)	140,760
47,000	Olympus Corp. (Health Care Equipment & Supplies)	899,772
500	ORIX Corp. (Diversified Financial Services)	5,848
600	Osaka Gas Co. Ltd. (Gas Utilities)	11,394
26,700	Penta-Ocean Construction Co. Ltd. (Construction & Engineering)	169,310
4,200	Rengo Co. Ltd. (Containers & Packaging)	32,315
15,400	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	101,135
100	Rinnai Corp. (Household Durables)	9,854
9,600	Ryohin Keikaku Co. Ltd. (Multiline Retail)	201,497
5,300	Saizeriya Co. Ltd. (Hotels, Restaurants & Leisure)	91,995
3,600	Sankyu, Inc. (Road & Rail)	128,958
3,400	Sato Holdings Corp. (Commercial Services & Supplies)	64,742
3,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	144,599
5,200	Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods)	65,498
600	Seino Holdings Co. Ltd. (Road & Rail)	7,753
10,500	Sekisui House Ltd. (Household Durables)	174,440
3,200	Seria Co. Ltd. (Multiline Retail)	123,293
400	SG Holdings Co. Ltd. (Air Freight & Logistics)	9,648
2,500	Shikoku Electric Power Co. Inc. (Electric Utilities)	17,969
1,100	Shimizu Corp. (Construction & Engineering)	7,638
2,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	360,630
9,800	Shinsei Bank Ltd. (Banks)	117,909

Common Stocks – (continued)
Japan – (continued)
2,500	Ship Healthcare Holdings, Inc. (Health Care Providers & Services)	118,631
400	SMC Corp. (Machinery)	212,762
400	SoftBank Corp. (Wireless Telecommunication Services)	4,655
21,400	Sojitz Corp. (Trading Companies & Distributors)	47,089
11,500	Sompo Holdings, Inc. (Insurance)	429,363
500	Sony Corp. (Household Durables)	41,683
200	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	13,207
3,300	Sumitomo Bakelite Co. Ltd. (Chemicals)	93,399
1,400	Sumitomo Corp. (Trading Companies & Distributors)	15,317
200	Sumitomo Electric Industries Ltd. (Auto Components)	2,208
11,200	Sumitomo Forestry Co. Ltd. (Household Durables)	176,429
28,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	775,093
6,400	Sushiro Global Holdings Ltd. (Hotels, Restaurants & Leisure)	173,737
200	Suzuken Co. Ltd. (Health Care Providers & Services)	7,220
900	Takashimaya Co. Ltd. (Multiline Retail)	6,727
44,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,362,804
5,300	TBS Holdings, Inc. (Media)	81,845
2,000	Teijin Ltd. (Chemicals)	30,636
23,800	Terumo Corp. (Health Care Equipment & Supplies)	875,935
24,200	The Chiba Bank Ltd. (Banks)	125,000
5,300	The Chugoku Electric Power Co., Inc. (Electric Utilities)	66,588
700	The Kansai Electric Power Co., Inc. (Electric Utilities)	6,370
5,600	TIS, Inc. (IT Services)	107,101
800	Tobu Railway Co. Ltd. (Road & Rail)	22,701
3,000	Toda Corp. (Construction & Engineering)	17,137
8,400	Tohoku Electric Power Co., Inc. (Electric Utilities)	74,114
4,200	Tokyo Electric Power Co. Holdings, Inc.* (Electric Utilities)	10,838
2,300	Tokyotokeiba Co. Ltd. (Hotels, Restaurants & Leisure)	114,495
1,700	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	21,618
3,900	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals)	72,231
1,700	Toyo Suisan Kaisha Ltd. (Food Products)	84,602
1,400	Toyobo Co. Ltd. (Chemicals)	18,665
6,300	Toyoda Gosei Co. Ltd. (Auto Components)	160,114
900	Toyota Boshoku Corp. (Auto Components)	13,073
400	Toyota Motor Corp. (Automobiles)	26,259

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
500	Toyota Tsusho Corp. (Trading Companies & Distributors)	$13,953
4,700	TS Tech Co. Ltd. (Auto Components)	130,090
1,000	Tsuruha Holdings, Inc. (Food & Staples Retailing)	140,025
1,800	Ube Industries Ltd. (Chemicals)	30,902
300	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	11,748
1,300	Yamada Holdings Co. Ltd. (Specialty Retail)	6,339
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	5,294
400	Yaoko Co. Ltd. (Food & Staples Retailing)	28,313
13,800	Z Holdings Corp. (Interactive Media & Services)	96,228
3,100	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	122,258
11,000	Zeon Corp. (Chemicals)	133,831

		24,698,904

Luxembourg – 0.1%
21,710	ArcelorMittal SA* (Metals & Mining)	294,388
616	Aroundtown SA* (Real Estate Management & Development)	2,955
35,769	B&M European Value Retail SA (Multiline Retail)	224,483
11	Eurofins Scientific SE* (Life Sciences Tools & Services)	8,759
131	RTL Group SA* (Media)	4,978

		535,563

Macau – 0.1%
130,800	Sands China Ltd. (Hotels, Restaurants & Leisure)	459,056

Malaysia – 0.1%
42,500	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	184,358
32,200	Kossan Rubber Industries (Health Care Equipment & Supplies)	58,181
53,354	RHB Bank Bhd (Banks)	54,302
156,400	Top Glove Corp. Bhd (Health Care Equipment & Supplies)	322,578

		619,419

Mexico – 0.3%
111,122	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	84,187
21,260	Gruma SAB de CV Class B (Food Products)	226,126
14,300	Grupo Aeroportuario del Centro Norte SAB de CV* (Transportation Infrastructure)	64,531
27,400	Grupo Bimbo SAB de CV Series A (Food Products)	52,949

Common Stocks – (continued)
Mexico – (continued)
116,778	Grupo Financiero Banorte SAB de CV Class O* (Banks)	520,261
136,900	Grupo Mexico SAB de CV Series B (Metals & Mining)	388,856
78,400	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	189,426

		1,526,336

Netherlands – 2.0%
4,423	Aalberts NV (Machinery)	148,388
320	Adyen NV*(a) (IT Services)	537,838
14,753	Airbus SE* (Aerospace & Defense)	1,079,419
18,474	Akzo Nobel NV (Chemicals)	1,776,982
1,748	ASM International NV (Semiconductors & Semiconductor Equipment)	249,668
2,371	ASML Holding NV (Semiconductors & Semiconductor Equipment)	856,450
5,884	ASR Nederland NV (Insurance)	178,553
1,244	Euronext NV(a) (Capital Markets)	129,527
1,356	EXOR NV (Diversified Financial Services)	70,548
2,828	Ferrari NV (Automobiles)	504,492
67	Heineken Holding NV (Beverages)	5,163
300,253	ING Groep NV* (Banks)	2,056,648
12,901	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	353,691
268	Koninklijke DSM NV (Chemicals)	42,861
16,462	Koninklijke Philips NV* (Health Care Equipment & Supplies)	762,466
2,392	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	124,332
4,200	LyondellBasell Industries NV Class A (Chemicals)	287,490
900	Mylan NV* (Pharmaceuticals)	13,086
1,833	NN Group NV (Insurance)	63,790
43,404	PostNL NV* (Air Freight & Logistics)	143,959
7,195	QIAGEN NV* (Life Sciences Tools & Services)	341,639
9,422	Randstad NV* (Professional Services)	470,125
937	Shop Apotheke Europe NV*(a) (Internet & Direct Marketing Retail)	155,480
4,166	Signify NV*(a) (Electrical Equipment)	147,873
136	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	4,149
143	Unilever NV (Personal Products)	8,061

		10,512,678

New Zealand – 0.0%
2,085	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	48,235
40,753	Spark New Zealand Ltd. (Diversified Telecommunication Services)	120,941

		169,176

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Norway – 0.1%
6,888	Entra ASA(a) (Real Estate Management & Development)	$90,047
372	Equinor ASA (Oil, Gas & Consumable Fuels)	4,747
22,965	LINK Mobility Group Holding ASA* (Software)	122,683
7,711	Orkla ASA (Food Products)	72,790
153	Tomra Systems ASA (Commercial Services & Supplies)	6,179

		296,446

Pakistan – 0.0%
20,141	Oil & Gas Development Co. Ltd. (Oil, Gas & Consumable Fuels)	11,877

Philippines – 0.0%
52,950	BDO Unibank, Inc. (Banks)	96,960
5,320	SM Investments Corp. (Industrial Conglomerates)	104,331

		201,291

Poland – 0.1%
3,220	CD Projekt SA* (Entertainment)	273,414
9,899	KGHM Polska Miedz SA* (Metals & Mining)	296,199
2,749	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	26,495

		596,108

Portugal – 0.1%
4,649	EDP – Energias de Portugal SA (Electric Utilities)	22,932
36,577	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	297,048
120,767	Sonae SGPS SA (Food & Staples Retailing)	71,184

		391,164

Puerto Rico – 0.0%
3,149	EVERTEC, Inc. (IT Services)	104,799
700	Popular, Inc. (Banks)	29,540

		134,339

Qatar – 0.1%
143,264	Barwa Real Estate Co. (Real Estate Management & Development)	131,216
51,176	Ooredoo QPSC (Diversified Telecommunication Services)	92,874
43,539	The Commercial Bank PQSC (Banks)	51,027
178,724	United Development Co. QSC (Real Estate Management & Development)	72,534

		347,651

Russia – 0.3%
2,956	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	151,238
10,097	Magnit PJSC GDR (Food & Staples Retailing)	139,238

Common Stocks – (continued)
Russia – (continued)
21,493	MMC Norilsk Nickel PJSC ADR (Metals & Mining)	510,459
455	Polymetal International PLC (Metals & Mining)	9,671
15,538	Sberbank of Russia PJSC (Banks)	156,956
22,600	Sberbank of Russia PJSC ADR (Banks)	228,486
15,500	Surgutneftegas PJSC ADR (Oil, Gas & Consumable Fuels)	65,022
205,076	VTB Bank PJSC GDR (Banks)	159,242
3,858	X5 Retail Group NV GDR (Food & Staples Retailing)	135,607
2,657	Yandex NV Class A* (Interactive Media & Services)	152,963

		1,708,882

Singapore – 0.2%
836	BOC Aviation Ltd.(a) (Trading Companies & Distributors)	5,177
83,900	ComfortDelGro Corp. Ltd. (Road & Rail)	82,982
32,700	DBS Group Holdings Ltd. (Banks)	487,094
145,900	Frasers Logistics & Commercial Trust (Equity Real Estate Investment Trusts (REITs))	131,563
52,100	Keppel DC REIT (Equity Real Estate Investment Trusts (REITs))	110,620
2,400	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	3,026
93,700	Mapletree Industrial Trust (Equity Real Estate Investment Trusts (REITs))	208,825
13,700	Mapletree Logistics Trust (Equity Real Estate Investment Trusts (REITs))	19,570
8,500	Olam International Ltd. (Food & Staples Retailing)	7,974
16,100	Sembcorp Industries Ltd. (Industrial Conglomerates)	18,635
1,300	Singapore Airlines Ltd. (Airlines)	3,226
21,200	UOL Group Ltd. (Real Estate Management & Development)	96,634
24,000	Wilmar International Ltd. (Food Products)	71,053

		1,246,379

South Africa – 0.4%
10,773	African Rainbow Minerals Ltd. (Metals & Mining)	151,529
1,608	Anglo American Platinum Ltd. (Metals & Mining)	106,474
5,576	AngloGold Ashanti Ltd. (Metals & Mining)	128,501
31,822	Clicks Group Ltd. (Food & Staples Retailing)	461,381
5,271	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	35,559
19,300	Gold Fields Ltd. ADR (Metals & Mining)	210,949

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
17,505	Investec Ltd. (Capital Markets)	$32,232
3,276	Kumba Iron Ore Ltd. (Metals & Mining)	97,262
15,573	MTN Group Ltd. (Wireless Telecommunication Services)	55,604
2,862	Naspers Ltd. Class N (Internet & Direct Marketing Retail)	558,741
33,792	Shoprite Holdings Ltd. (Food & Staples Retailing)	267,678

		2,105,910

South Korea – 2.2%
11,298	BNK Financial Group, Inc. (Banks)	55,191
160	CJ CheilJedang Corp. (Food Products)	47,559
216	CJ Corp. (Industrial Conglomerates)	14,523
1,168	Daelim Industrial Co. Ltd. (Construction & Engineering)	80,726
1,737	DB HiTek Co. Ltd. (Semiconductors & Semiconductor Equipment)	49,318
593	DB Insurance Co. Ltd. (Insurance)	23,184
2,319	DGB Financial Group, Inc. (Banks)	12,735
226	E-MART, Inc. (Food & Staples Retailing)	28,453
902	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	26,364
6,956	Hana Financial Group, Inc. (Banks)	187,899
499	Hanssem Co. Ltd. (Household Durables)	41,719
1,082	Hanwha Corp. (Industrial Conglomerates)	19,675
1,058	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	21,791
1,224	Hyundai Mobis Co. Ltd. (Auto Components)	245,245
3,926	Hyundai Motor Co. (Automobiles)	574,672
3,117	Industrial Bank of Korea (Banks)	22,631
1,106	Kakao Corp. (Interactive Media & Services)	322,500
12,864	KB Financial Group, Inc. (Banks)	460,142
11,492	Kia Motors Corp. (Automobiles)	515,406
12,055	KT Corp. ADR (Diversified Telecommunication Services)	115,969
1,165	LG Chem Ltd. (Chemicals)	635,252
4,036	LG Electronics, Inc. (Household Durables)	286,094
90	LG Household & Health Care Ltd. (Personal Products)	119,329
753	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	102,082
3,923	NAVER Corp. (Interactive Media & Services)	1,003,781
257	NCSoft Corp. (Entertainment)	176,580
172	POSCO (Metals & Mining)	31,752
162	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	97,896
51,188	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	2,571,927

Common Stocks – (continued)
South Korea – (continued)
1,218	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	1,536,593
525	Seegene, Inc. (Biotechnology)	120,231
16,838	Shinhan Financial Group Co. Ltd. (Banks)	456,853
550	SK Holdings Co. Ltd. (Industrial Conglomerates)	89,567
22,361	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,586,353
43	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	4,806
62	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	11,757
499	Soulbrain Co. Ltd. (Chemicals)	19,022
8,205	Woori Financial Group, Inc. (Banks)	64,783

		11,780,360

Spain – 1.0%
4,345	Aena SME SA*(a) (Transportation Infrastructure)	585,427
38,903	Amadeus IT Group SA (IT Services)	1,853,578
327,090	Banco Bilbao Vizcaya Argentaria SA (Banks)	943,704
452,020	CaixaBank SA (Banks)	824,751
266	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	17,075
2,639	Enagas SA (Gas Utilities)	56,960
16,305	Iberdrola SA (Electric Utilities)	192,523
17,877	Indra Sistemas SA* (IT Services)	107,211
10,727	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	76,361
329,695	International Consolidated Airlines Group SA (Airlines)	412,314
465	Siemens Gamesa Renewable Energy SA (Electrical Equipment)	13,196
1,632	Telefonica SA (Diversified Telecommunication Services)	5,309

		5,088,409

Sweden – 0.6%
8,097	AAK AB* (Food Products)	157,585
14,747	Atlas Copco AB Class A (Machinery)	650,950
15,837	Betsson AB* (Hotels, Restaurants & Leisure)	120,670
9,923	Castellum AB (Real Estate Management & Development)	206,603
15,116	Essity AB Class B (Household Products)	437,507
271	Fastighets AB Balder* (Real Estate Management & Development)	12,754
15,171	Husqvarna AB Class B (Household Durables)	156,437
52	ICA Gruppen AB (Food & Staples Retailing)	2,462

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
337	Industrivarden AB Class A* (Diversified Financial Services)	$9,053
161	Industrivarden AB Class C* (Diversified Financial Services)	4,111
226	Investor AB (Diversified Financial Services)	13,514
948	Investor AB Class B (Diversified Financial Services)	56,822
7,751	Kinnevik AB (Diversified Financial Services)	317,395
305	L E Lundbergforetagen AB Class B* (Diversified Financial Services)	13,709
5,151	Loomis AB* (Commercial Services & Supplies)	115,021
7,416	Mycronic AB (Electronic Equipment, Instruments & Components)	156,467
763	Nibe Industrier AB Class B* (Building Products)	18,372
203	Skanska AB Class B (Construction & Engineering)	3,807
514	Svenska Cellulosa AB SCA Class B* (Paper & Forest Products)	6,953
1,384	Swedish Match AB (Tobacco)	104,053
10,668	Trelleborg AB Class B* (Machinery)	177,513
29,624	Volvo AB Class B* (Machinery)	575,807

		3,317,565

Switzerland – 3.5%
53,755	ABB Ltd. (Electrical Equipment)	1,304,366
424	Adecco Group AG (Professional Services)	20,790
14,540	Alcon, Inc.* (Health Care Equipment & Supplies)	826,644
146	Baloise Holding AG (Insurance)	19,966
177	Banque Cantonale Vaudoise (Banks)	17,151
1	Barry Callebaut AG (Food Products)	2,065
490	Bucher Industries AG (Machinery)	188,906
1,737	Cembra Money Bank AG (Consumer Finance)	192,987
23,904	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,494,090
634	DKSH Holding AG (Professional Services)	40,792
10	EMS-Chemie Holding AG (Chemicals)	8,796
20	Geberit AG (Building Products)	11,383
42	Givaudan SA (Chemicals)	171,273
8,234	Julius Baer Group Ltd. (Capital Markets)	366,456
329	Kuehne & Nagel International AG (Marine)	65,755
1,137	Logitech International SA (Technology Hardware, Storage & Peripherals)	95,652
1,382	Lonza Group AG (Life Sciences Tools & Services)	837,368
27,308	Nestle SA (Food Products)	3,071,546
28,514	Novartis AG (Pharmaceuticals)	2,221,884

Common Stocks – (continued)
Switzerland – (continued)
1,828	PSP Swiss Property AG (Real Estate Management & Development)	221,053
9,049	Roche Holding AG (Pharmaceuticals)	2,907,766
30	Schindler Holding AG (Machinery)	7,693
11,440	SIG Combibloc Group AG* (Containers & Packaging)	235,307
5,435	Sika AG (Chemicals)	1,337,036
23	Swiss Life Holding AG (Insurance)	7,737
340	Swiss Prime Site AG (Real Estate Management & Development)	28,604
471	Swisscom AG (Diversified Telecommunication Services)	239,551
68,153	UBS Group AG (Capital Markets)	793,435
1,556	Wizz Air Holdings PLC*(a) (Airlines)	64,416
4,961	Zurich Insurance Group AG (Insurance)	1,647,774

		18,448,242

Taiwan – 2.2%
76,000	Cathay Financial Holding Co. Ltd. (Insurance)	102,124
15,000	Dyaco International, Inc. (Leisure Products)	69,460
14,000	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	66,132
278,000	Evergreen Marine Corp. Taiwan Ltd.* (Marine)	183,930
40,394	Foxconn Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	70,842
344,217	Fubon Financial Holding Co. Ltd. (Insurance)	490,356
23,300	Giant Manufacturing Co. Ltd. (Leisure Products)	230,178
14,000	Gigabyte Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	35,227
10,000	Global Lighting Technologies, Inc. (Semiconductors & Semiconductor Equipment)	35,382
277,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	751,260
2,948	International Games System Co. Ltd. (Entertainment)	77,576
30,000	Kindom Development Co. Ltd. (Real Estate Management & Development)	36,561
12,000	Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	183,463
27,000	Makalot Industrial Co. Ltd. (Textiles, Apparel & Luxury Goods)	178,974
29,267	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	695,684
7,000	Merida Industry Co. Ltd. (Leisure Products)	68,246

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
18,000	Micro-Star International Co. Ltd. (Technology Hardware, Storage & Peripherals)	$72,557
3,000	momo.com, Inc. (Internet & Direct Marketing Retail)	71,794
5,000	Nan Liu Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	40,619
7,000	Nien Made Enterprise Co. Ltd. (Household Durables)	78,919
10,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	93,451
42,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	90,511
58,488	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	230,444
46,096	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	574,238
28,000	Ruentex Development Co. Ltd. (Real Estate Management & Development)	38,719
2,462	Sea Ltd. ADR* (Entertainment)	388,257
23,000	Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	80,354
120,305	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,820,175
48,498	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	4,067,527
402,435	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	432,517
23,500	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	256,369
4,500	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	114,504

		11,726,350

Thailand – 0.2%
8,900	Carabao Group PCL Class F (Beverages)	31,238
276,500	Charoen Pokphand Foods PCL (Food Products)	223,819
149,100	Com7 PCL Class F (Specialty Retail)	195,331
31,200	Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	45,010
44,700	KCE Electronics PCL (Electronic Equipment, Instruments & Components)	55,847
223,586	Krung Thai Bank PCL (Banks)	61,976
62,300	Polyplex Thailand PCL (Containers & Packaging)	48,133

Common Stocks – (continued)
Thailand – (continued)
161,100	Thai Union Group PCL Class F (Food Products)	78,521
32,600	Thai Vegetable Oil PCL (Food Products)	35,538
198,900	Thanachart Capital PCL (Banks)	175,384

		950,797

Turkey – 0.1%
15,305	BIM Birlesik Magazalar AS (Food & Staples Retailing)	121,008
17,970	Migros Ticaret AS* (Food & Staples Retailing)	80,334
83,282	Turkiye Halk Bankasi AS* (Banks)	46,743
82,530	Turkiye Is Bankasi AS Class C* (Banks)	50,440
527,895	Yapi ve Kredi Bankasi A/S* (Banks)	135,542

		434,067

United Arab Emirates – 0.1%
150,062	Emirates NBD Bank PJSC (Banks)	384,626

United Kingdom – 3.8%
261	3i Group PLC (Capital Markets)	3,260
576	Admiral Group PLC (Insurance)	20,519
220,478	Aviva PLC (Insurance)	735,420
2,225	BAE Systems PLC (Aerospace & Defense)	11,437
150,757	Balfour Beatty PLC* (Construction & Engineering)	416,642
894,475	Barclays PLC* (Banks)	1,239,808
264	BHP Group PLC (Metals & Mining)	5,114
46,429	Boohoo Group PLC* (Internet & Direct Marketing Retail)	162,720
208,834	BP PLC (Oil, Gas & Consumable Fuels)	532,669
37,006	British American Tobacco PLC (Tobacco)	1,172,919
6,788	BT Group PLC (Diversified Telecommunication Services)	8,915
7,469	Clinigen Group PLC (Life Sciences Tools & Services)	58,271
7,826	Coca-Cola European Partners PLC (Beverages)	279,466
125,516	Compass Group PLC (Hotels, Restaurants & Leisure)	1,718,030
5,736	Computacenter PLC (IT Services)	169,424
49,198	ConvaTec Group PLC(a) (Health Care Equipment & Supplies)	115,171
333	Croda International PLC (Chemicals)	26,027
4,473	Dechra Pharmaceuticals PLC (Pharmaceuticals)	202,348
23,621	Diageo PLC (Beverages)	763,380
33,193	Direct Line Insurance Group PLC (Insurance)	113,434
34,696	DS Smith PLC* (Containers & Packaging)	127,272
3,234	Endava PLC ADR* (IT Services)	206,653
51,298	Experian PLC (Professional Services)	1,879,245

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
2,025	Ferguson PLC (Trading Companies & Distributors)	$201,125
5,634	Future PLC (Media)	144,853
17,800	Gates Industrial Corp. PLC* (Machinery)	197,580
2,599	Genus PLC (Biotechnology)	138,123
354	GlaxoSmithKline PLC (Pharmaceuticals)	5,911
13,366	GVC Holdings PLC* (Hotels, Restaurants & Leisure)	167,436
2,195	Halma PLC (Electronic Equipment, Instruments & Components)	67,359
4,812	Hikma Pharmaceuticals PLC (Pharmaceuticals)	156,455
41,155	Ibstock PLC*(a) (Construction Materials)	85,589
15,373	IG Group Holdings PLC (Capital Markets)	151,708
20,601	Inchcape PLC* (Distributors)	132,150
9,929	Intermediate Capital Group PLC (Capital Markets)	150,815
4,646	International Game Technology PLC (Hotels, Restaurants & Leisure)	38,144
61,083	J Sainsbury PLC (Food & Staples Retailing)	159,440
12,516	JD Sports Fashion PLC (Specialty Retail)	120,410
2,999	Johnson Matthey PLC (Chemicals)	83,483
5,047	Keywords Studios PLC (IT Services)	138,352
109,253	Legal & General Group PLC (Insurance)	261,945
382	Linde PLC (Chemicals)	84,170
46,186	M&G PLC (Diversified Financial Services)	87,853
9,882	Micro Focus International PLC* (Software)	27,729
1,535	National Grid PLC (Multi-Utilities)	18,260
4,379	Nomad Foods Ltd.* (Food Products)	106,191
16,199	Paragon Banking Group PLC (Thrifts & Mortgage Finance)	62,158
648	Pennon Group PLC (Water Utilities)	8,339
26	Persimmon PLC (Household Durables)	787
21,362	Phoenix Group Holdings PLC (Insurance)	183,441
51,806	Prudential PLC (Insurance)	633,613
35,518	QinetiQ Group PLC (Aerospace & Defense)	108,785
7,602	Reckitt Benckiser Group PLC (Household Products)	669,649
22,578	Redrow PLC* (Household Durables)	121,732
41,841	RELX PLC (Professional Services)	827,851
11,902	Rentokil Initial PLC* (Commercial Services & Supplies)	81,031
9,041	Rio Tinto PLC (Metals & Mining)	511,371
460,111	Rolls-Royce Holdings PLC* (Aerospace & Defense)	425,863
56	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	704

Common Stocks – (continued)
United Kingdom – (continued)
21,906	Segro PLC (Equity Real Estate Investment Trusts (REITs))	255,965
158	Severn Trent PLC (Water Utilities)	4,973
36,412	Smith & Nephew PLC (Health Care Equipment & Supplies)	632,263
18,565	Smiths Group PLC (Industrial Conglomerates)	319,875
7,259	Softcat PLC (IT Services)	105,819
40	Spirax-Sarco Engineering PLC (Machinery)	5,848
4,130	SSE PLC (Electric Utilities)	67,730
16,100	TechnipFMC PLC (Energy Equipment & Services)	89,033
220,360	Tesco PLC (Food & Staples Retailing)	586,498
522	The Sage Group PLC (Software)	4,295
25,663	TP ICAP PLC (Capital Markets)	63,549
3,948	Ultra Electronics Holdings PLC (Aerospace & Defense)	96,327
6,069	Unilever PLC (Personal Products)	345,865
15,265	Vesuvius PLC (Machinery)	78,959
31,706	WH Smith PLC (Specialty Retail)	409,859
24,301	Whitbread PLC* (Hotels, Restaurants & Leisure)	676,607
25,461	Wm Morrison Supermarkets PLC (Food & Staples Retailing)	53,745

		20,125,759

United States – 39.9%
3,100	3M Co. (Industrial Conglomerates)	495,876
7,649	Abbott Laboratories (Health Care Equipment & Supplies)	803,986
5,754	AbbVie, Inc. (Biotechnology)	489,665
6,894	ABM Industries, Inc. (Commercial Services & Supplies)	239,360
11,412	ACCO Brands Corp. (Commercial Services & Supplies)	60,141
5,669	Activision Blizzard, Inc. (Entertainment)	429,313
1,800	Acuity Brands, Inc. (Electrical Equipment)	160,452
4,151	Adobe, Inc.* (Software)	1,855,912
2,157	AECOM* (Construction & Engineering)	96,720
5,530	Aegion Corp.* (Construction & Engineering)	78,028
8,411	AES Corp. (Independent Power and Renewable Electricity Producers)	164,015
2,100	Affiliated Managers Group, Inc. (Capital Markets)	158,277
5,078	Aflac, Inc. (Insurance)	172,398
1,000	AGCO Corp. (Machinery)	77,030
50	Agilent Technologies, Inc. (Life Sciences Tools & Services)	5,105
3,145	Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	195,210
3,445	Air Lease Corp. (Trading Companies & Distributors)	93,842

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,108	Air Products & Chemicals, Inc. (Chemicals)	$306,074
2,365	Alamo Group, Inc. (Machinery)	284,580
1,560	Allegiant Travel Co. (Airlines)	210,226
74	Alliant Energy Corp. (Electric Utilities)	4,091
364	Ally Financial, Inc. (Consumer Finance)	9,712
754	Alphabet, Inc. Class A* (Interactive Media & Services)	1,218,547
1,501	Alphabet, Inc. Class C* (Interactive Media & Services)	2,433,136
11,812	Altria Group, Inc. (Tobacco)	426,177
3,078	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	9,345,270
4,340	Amdocs Ltd. (IT Services)	244,689
102	Ameren Corp. (Multi-Utilities)	8,274
1,000	American Financial Group, Inc. (Insurance)	74,940
81	American Water Works Co., Inc. (Water Utilities)	12,191
2,500	Ameriprise Financial, Inc. (Capital Markets)	402,075
9,610	Ameris Bancorp (Banks)	281,573
4,271	AMERISAFE, Inc. (Insurance)	251,904
2,653	AmerisourceBergen Corp. (Health Care Providers & Services)	254,874
105	AMETEK, Inc. (Electrical Equipment)	10,311
148	Amgen, Inc. (Biotechnology)	32,107
102	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	11,510
33,600	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	238,224
1,568	ANSYS, Inc.* (Software)	477,252
6,920	Anthem, Inc. (Health Care Providers & Services)	1,887,776
53,086	Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,778,942
7,001	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	414,669
114	Aramark (Hotels, Restaurants & Leisure)	3,162
339	Arch Capital Group Ltd.* (Insurance)	10,241
3,200	Archer-Daniels-Midland Co. (Food Products)	147,968
3,355	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	31,235
322	Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	25,081
699	Arthur J. Gallagher & Co. (Insurance)	72,493
2,972	ASGN, Inc.* (Professional Services)	198,173
8,123	Assured Guaranty Ltd. (Insurance)	207,380
28,483	AT&T, Inc. (Diversified Telecommunication Services)	769,611
6,533	AtriCure, Inc.* (Health Care Equipment & Supplies)	225,780
400	Autodesk, Inc.* (Software)	94,216

Common Stocks – (continued)
United States – (continued)
138	Automatic Data Processing, Inc. (IT Services)	21,798
300	AutoNation, Inc.* (Specialty Retail)	17,019
272	Avery Dennison Corp. (Containers & Packaging)	37,642
11,896	Avient Corp. (Chemicals)	369,609
4,593	Axis Capital Holdings Ltd. (Insurance)	196,075
2,631	Balchem Corp. (Chemicals)	262,968
200	Ball Corp. (Containers & Packaging)	17,800
5,540	BankUnited, Inc. (Banks)	139,885
1,894	Baxter International, Inc. (Health Care Equipment & Supplies)	146,918
1,986	Becton Dickinson & Co. (Health Care Equipment & Supplies)	459,024
4,624	Belden, Inc. (Electronic Equipment, Instruments & Components)	142,789
3,178	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	641,638
1,973	Best Buy Co., Inc. (Specialty Retail)	220,088
386	Bio-Rad Laboratories, Inc. Class A* (Life Sciences Tools & Services)	226,358
1,098	Biogen, Inc.* (Biotechnology)	276,773
12	BlackRock, Inc. (Capital Markets)	7,191
6,158	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	133,629
4,396	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	174,038
5,023	Boot Barn Holdings, Inc.* (Specialty Retail)	160,836
111	Boston Scientific Corp.* (Health Care Equipment & Supplies)	3,804
9,800	Bristol-Myers Squibb Co. (Pharmaceuticals)	572,810
680	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	237,748
13,706	Broadridge Financial Solutions, Inc. (IT Services)	1,885,946
4,319	Brown & Brown, Inc. (Insurance)	187,920
111	Brown-Forman Corp. Class B (Beverages)	7,738
900	BWX Technologies, Inc. (Aerospace & Defense)	49,509
77	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	6,809
398	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	7,080
1,725	CACI International, Inc. Class A* (IT Services)	359,714
2,999	Cactus, Inc. Class A (Energy Equipment & Services)	50,983
5,042	Cadence Design Systems, Inc.* (Software)	551,444
120	Campbell Soup Co. (Food Products)	5,600
70	Capital One Financial Corp. (Consumer Finance)	5,116

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,609	Cardinal Health, Inc. (Health Care Providers & Services)	$73,676
30	CarMax, Inc.* (Specialty Retail)	2,593
3,300	Carrier Global Corp. (Building Products)	110,187
9,389	Cathay General Bancorp (Banks)	220,923
1,900	Cboe Global Markets, Inc. (Capital Markets)	154,451
522	CDW Corp. (Electronic Equipment, Instruments & Components)	63,997
85	Centene Corp.* (Health Care Providers & Services)	5,024
1,845	Central Garden & Pet Co.* (Household Products)	71,881
8,881	Central Garden & Pet Co. Class A* (Household Products)	314,299
58	Cerner Corp. (Health Care Technology)	4,065
11,916	ChampionX Corp.* (Energy Equipment & Services)	104,027
21,790	Change Healthcare, Inc.* (Health Care Technology)	308,328
17	Charter Communications, Inc. Class A* (Media)	10,265
24,305	Chevron Corp. (Oil, Gas & Consumable Fuels)	1,689,197
714	Church & Dwight Co., Inc. (Household Products)	63,110
1,382	Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	206,125
4,747	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	99,640
3,061	Cigna Corp. (Health Care Providers & Services)	511,095
3,400	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	86,258
96	Cincinnati Financial Corp. (Insurance)	6,791
494	Cintas Corp. (Commercial Services & Supplies)	155,388
18,194	Cisco Systems, Inc. (Communications Equipment)	653,165
11,300	Citigroup, Inc. (Banks)	468,046
305	Citrix Systems, Inc. (Software)	34,547
1,166	CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	165,794
80	CMS Energy Corp. (Multi-Utilities)	5,066
18,975	Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	1,058,805
7,000	Cognizant Technology Solutions Corp. Class A (IT Services)	499,940
3,913	Cohen & Steers, Inc. (Capital Markets)	220,341
549	Colgate-Palmolive Co. (Household Products)	43,311
2,517	Columbia Banking System, Inc. (Banks)	71,508
2,200	Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	23,276
6,232	Comcast Corp. Class A (Media)	263,240

Common Stocks – (continued)
United States – (continued)
2,918	Compass Minerals International, Inc. (Metals & Mining)	176,189
5,701	Conagra Brands, Inc. (Food Products)	200,048
577	Copart, Inc.* (Commercial Services & Supplies)	63,678
1,700	CoreCivic, Inc. (Equity Real Estate Investment Trusts (REITs))	10,897
120	Corning, Inc. (Electronic Equipment, Instruments & Components)	3,836
6,000	Corteva, Inc. (Chemicals)	197,880
1,564	CoStar Group, Inc.* (Professional Services)	1,288,126
1,563	Costco Wholesale Corp. (Food & Staples Retailing)	558,960
6,153	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	156,778
4,088	Covanta Holding Corp. (Commercial Services & Supplies)	37,119
10,350	Covetrus, Inc.* (Health Care Providers & Services)	255,542
3,215	Credit Acceptance Corp.* (Consumer Finance)	958,456
1,100	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	171,820
10,766	CryoLife, Inc.* (Health Care Equipment & Supplies)	180,438
6,321	CryoPort, Inc.* (Health Care Equipment & Supplies)	253,725
3,500	CSX Corp. (Road & Rail)	276,290
1,448	Cummins, Inc. (Machinery)	318,401
1,500	Curtiss-Wright Corp. (Aerospace & Defense)	126,540
17,161	CVS Health Corp. (Health Care Providers & Services)	962,560
425	D.R. Horton, Inc. (Household Durables)	28,394
5,297	Danaher Corp. (Health Care Equipment & Supplies)	1,215,873
1,800	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	165,456
1,431	Datadog, Inc.* (Software)	129,863
1,521	DaVita, Inc.* (Health Care Providers & Services)	131,186
2,355	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	61,136
1,206	Discover Financial Services (Consumer Finance)	78,402
55	Dollar General Corp. (Multiline Retail)	11,479
1,700	Dollar Tree, Inc.* (Multiline Retail)	153,544
356	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	134,682
600	Dover Corp. (Machinery)	66,426
70	Dow, Inc. (Chemicals)	3,184
58	Duke Energy Corp. (Electric Utilities)	5,342
110	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	4,179
9,233	DXC Technology Co. (IT Services)	170,072

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
7,965	eBay, Inc. (Internet & Direct Marketing Retail)	$379,373
267	Ecolab, Inc. (Chemicals)	49,019
400	Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	28,676
32,751	Electronic Arts, Inc.* (Entertainment)	3,924,552
4,739	Eli Lilly & Co. (Pharmaceuticals)	618,250
2,132	EMCOR Group, Inc. (Construction & Engineering)	145,381
3,299	Emergent BioSolutions, Inc.* (Biotechnology)	296,811
6,453	Energizer Holdings, Inc. (Household Products)	253,926
4,564	EnerSys (Electrical Equipment)	326,782
21,725	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	1,624,378
50	Entergy Corp. (Electric Utilities)	5,061
5,985	Envista Holdings Corp.* (Health Care Equipment & Supplies)	158,124
579	EPAM Systems, Inc.* (IT Services)	178,882
308	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	225,222
4,600	Equitable Holdings, Inc. (Diversified Financial Services)	98,854
5,517	Essent Group Ltd. (Thrifts & Mortgage Finance)	219,852
2,048	Evercore, Inc. Class A (Capital Markets)	162,898
24	Everest Re Group Ltd. (Insurance)	4,730
60	Eversource Energy (Electric Utilities)	5,236
10,705	Exelon Corp. (Electric Utilities)	427,022
1,375	Expeditors International of Washington, Inc. (Air Freight & Logistics)	121,509
7,770	Extended Stay America, Inc. (Hotels, Restaurants & Leisure)	88,190
2,086	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	68,045
9,700	F.N.B. Corp. (Banks)	73,332
27,773	Facebook, Inc. Class A* (Interactive Media & Services)	7,307,354
47	FactSet Research Systems, Inc. (Capital Markets)	14,406
2,266	Fastenal Co. (Trading Companies & Distributors)	97,959
659	Federal Agricultural Mortgage Corp. Class C (Thrifts & Mortgage Finance)	42,565
3,100	Federated Hermes, Inc. (Capital Markets)	74,090
221	FedEx Corp. (Air Freight & Logistics)	57,343
2,014	First American Financial Corp. (Insurance)	89,804
187	First Citizens BancShares, Inc. Class A (Banks)	86,525
8,837	First Hawaiian, Inc. (Banks)	152,527
10,686	First Horizon National Corp. (Banks)	111,241
2,863	First Merchants Corp. (Banks)	74,753
2,720	FirstCash, Inc. (Consumer Finance)	141,549

Common Stocks – (continued)
United States – (continued)
118	Fiserv, Inc.* (IT Services)	11,265
2,469	Five Below, Inc.* (Specialty Retail)	329,216
3,954	Foot Locker, Inc. (Specialty Retail)	145,824
30,744	Ford Motor Co. (Automobiles)	237,651
1,630	Fortune Brands Home & Security, Inc. (Building Products)	131,818
2,887	Fresh Del Monte Produce, Inc. (Food Products)	62,157
3,688	frontdoor, Inc.* (Diversified Consumer Services)	146,119
2,068	FTI Consulting, Inc.* (Professional Services)	203,615
7,193	Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	261,466
89	Garmin Ltd. (Household Durables)	9,258
183,315	General Electric Co. (Industrial Conglomerates)	1,360,197
5,123	General Mills, Inc. (Food Products)	302,872
22,691	General Motors Co. (Automobiles)	783,520
893	Gentex Corp. (Auto Components)	24,709
252	Genuine Parts Co. (Distributors)	22,788
7,600	Gilead Sciences, Inc. (Biotechnology)	441,940
8,373	Glacier Bancorp, Inc. (Banks)	299,753
592	Globe Life, Inc. (Insurance)	48,005
6,784	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	353,582
4,767	Grand Canyon Education, Inc.* (Diversified Consumer Services)	373,590
30,354	Graphic Packaging Holding Co. (Containers & Packaging)	403,405
2,147	Haemonetics Corp.* (Health Care Equipment & Supplies)	217,040
6,000	Halozyme Therapeutics, Inc.* (Biotechnology)	168,000
8,001	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	128,576
4,245	Harley-Davidson, Inc. (Automobiles)	139,576
6,806	Harsco Corp.* (Commercial Services & Supplies)	87,797
12,255	HCA Healthcare, Inc. (Health Care Providers & Services)	1,518,885
2,902	HD Supply Holdings, Inc.* (Trading Companies & Distributors)	115,674
4,950	HealthEquity, Inc.* (Health Care Providers & Services)	254,876
11,460	Heartland Express, Inc. (Road & Rail)	209,833
8,316	HEICO Corp. Class A (Aerospace & Defense)	777,546
1,471	Helen of Troy Ltd.* (Household Durables)	278,902
6,280	Helios Technologies, Inc. (Machinery)	262,755
1,485	Henry Schein, Inc.* (Health Care Providers & Services)	94,416
2,098	Hillenbrand, Inc. (Machinery)	61,367
13,761	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	1,208,353

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
118	Honeywell International, Inc. (Industrial Conglomerates)	$19,464
8,096	Horace Mann Educators Corp. (Insurance)	274,535
336	Hormel Foods Corp. (Food Products)	16,360
4,650	Houlihan Lokey, Inc. (Capital Markets)	291,555
3,686	HP, Inc. (Technology Hardware, Storage & Peripherals)	66,201
1,773	Humana, Inc. (Health Care Providers & Services)	707,923
200	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	29,496
2,621	Huntsman Corp. (Chemicals)	63,664
799	IAA, Inc.* (Commercial Services & Supplies)	45,215
3,656	ICF International, Inc. (Professional Services)	239,066
1,498	ICU Medical, Inc.* (Health Care Equipment & Supplies)	266,329
2,925	IDACORP, Inc. (Electric Utilities)	256,610
32	IDEX Corp. (Machinery)	5,452
18	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	7,647
1,910	IHS Markit Ltd. (Professional Services)	154,462
555	Illinois Tool Works, Inc. (Machinery)	108,713
1,709	Ingevity Corp.* (Chemicals)	93,790
62	Ingredion, Inc. (Food Products)	4,395
4,626	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	246,797
4,776	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	210,622
14,866	Intel Corp. (Semiconductors & Semiconductor Equipment)	658,266
2,420	InterDigital, Inc. (Communications Equipment)	135,472
4,785	International Business Machines Corp. (IT Services)	534,293
184	International Paper Co. (Containers & Packaging)	8,050
969	Intuit, Inc. (Software)	304,925
6	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	4,002
705	J.B. Hunt Transport Services, Inc. (Road & Rail)	85,827
2,900	Jabil, Inc. (Electronic Equipment, Instruments & Components)	96,106
54	Jack Henry & Associates, Inc. (IT Services)	8,006
4,586	Johnson & Johnson (Pharmaceuticals)	628,786
14,874	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	1,678,680
3,300	JPMorgan Chase & Co. (Banks)	323,532
269	Kansas City Southern (Road & Rail)	47,382
10,974	KAR Auction Services, Inc. (Commercial Services & Supplies)	159,781
3,100	KBR, Inc. (IT Services)	69,099

Common Stocks – (continued)
United States – (continued)
75	Kellogg Co. (Food Products)	4,717
9,900	Keurig Dr Pepper, Inc. (Beverages)	266,310
2,247	Kimberly-Clark Corp. (Household Products)	297,930
28,300	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	336,770
43,875	KKR & Co., Inc. Class A (Capital Markets)	1,498,331
1,832	KLA Corp. (Semiconductors & Semiconductor Equipment)	361,234
1,330	Korn Ferry (Professional Services)	40,153
540,575	Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	537,494
100	L3Harris Technologies, Inc. (Aerospace & Defense)	16,111
38	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	7,591
677	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	231,588
24,968	Lamb Weston Holdings, Inc. (Food Products)	1,584,220
837	Landstar System, Inc. (Road & Rail)	104,374
1,379	LCI Industries (Auto Components)	151,221
157	Lear Corp. (Auto Components)	18,967
892	Leidos Holdings, Inc. (IT Services)	74,036
1,482	Lennar Corp. Class A (Household Durables)	104,081
1,486	LHC Group, Inc.* (Health Care Providers & Services)	321,793
3,366	Lithia Motors, Inc. Class A (Specialty Retail)	772,733
58,800	LKQ Corp.* (Distributors)	1,881,012
1,608	Lockheed Martin Corp. (Aerospace & Defense)	563,009
698	Loews Corp. (Insurance)	24,207
4,025	Lowe’s Cos., Inc. (Specialty Retail)	636,352
2,746	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	876,770
8,343	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	304,520
452	ManpowerGroup, Inc. (Professional Services)	30,677
668	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	19,706
9	Markel Corp.* (Insurance)	8,395
569	Marsh & McLennan Cos., Inc. (Insurance)	58,869
7,447	Masco Corp. (Building Products)	399,159
8,330	Masimo Corp.* (Health Care Equipment & Supplies)	1,864,421
1,167	MasTec, Inc.* (Construction & Engineering)	57,930
19,389	Mastercard, Inc. Class A (IT Services)	5,596,441
2,001	MAXIMUS, Inc. (IT Services)	135,228
280	McCormick & Co., Inc. (Food Products)	50,543

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,652	McDonald’s Corp. (Hotels, Restaurants & Leisure)	$351,876
986	McKesson Corp. (Health Care Providers & Services)	145,425
4,800	MDU Resources Group, Inc. (Multi-Utilities)	114,048
1,550	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	171,957
1,452	MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	1,762,801
9,410	Merck & Co., Inc. (Pharmaceuticals)	707,726
9,314	Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	115,959
4,517	MetLife, Inc. (Insurance)	170,968
712	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	710,512
54,439	Microsoft Corp. (Software)	11,022,264
3,561	Minerals Technologies, Inc. (Chemicals)	194,751
1,200	MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	130,068
883	Mondelez International, Inc. Class A (Food Products)	46,905
2,068	Monster Beverage Corp.* (Beverages)	158,347
316	Moody’s Corp. (Capital Markets)	83,076
43,985	Morgan Stanley (Capital Markets)	2,117,878
14,109	Motorola Solutions, Inc. (Communications Equipment)	2,230,069
4,743	Mr Cooper Group, Inc.* (Thrifts & Mortgage Finance)	99,982
1,491	MSCI, Inc. (Capital Markets)	521,611
146	Nasdaq, Inc. (Capital Markets)	17,665
7,188	National General Holdings Corp. (Insurance)	244,176
3,880	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	217,474
18,952	Navient Corp. (Consumer Finance)	151,806
6,600	NCR Corp.* (Technology Hardware, Storage & Peripherals)	134,112
1,389	Nelnet, Inc. Class A (Consumer Finance)	84,785
6,600	Newmont Corp. (Metals & Mining)	414,744
1,311	Nexstar Media Group, Inc. Class A (Media)	108,026
924	NextEra Energy, Inc. (Electric Utilities)	67,646
616	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	73,969
5,969	NMI Holdings, Inc. Class A* (Thrifts & Mortgage Finance)	128,274
1,310	Northrop Grumman Corp. (Aerospace & Defense)	379,664
5,571	NorthWestern Corp. (Multi-Utilities)	290,416
14,958	NortonlifeLock, Inc. (Software)	307,686
8,800	NRG Energy, Inc. (Electric Utilities)	278,256
502	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	251,683
13	NVR, Inc.* (Household Durables)	51,390
790	O’Reilly Automotive, Inc.* (Specialty Retail)	344,914

Common Stocks – (continued)
United States – (continued)
8,863	OceanFirst Financial Corp. (Banks)	132,679
1,435	Old Dominion Freight Line, Inc. (Road & Rail)	273,181
10,100	Old Republic International Corp. (Insurance)	164,428
3,000	Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	261,270
67	Omnicom Group, Inc. (Media)	3,162
127,000	ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	3,186,430
2,200	OneMain Holdings, Inc. (Consumer Finance)	76,758
10,092	Oracle Corp. (Software)	566,262
1,900	Oshkosh Corp. (Machinery)	127,984
2,913	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	119,928
1,670	PACCAR, Inc. (Machinery)	142,585
10,607	Pacific Premier Bancorp, Inc. (Banks)	270,479
5,200	PacWest Bancorp. (Banks)	100,048
3,848	Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	38,518
5,717	Patrick Industries, Inc. (Auto Components)	318,723
404	Paychex, Inc. (IT Services)	33,229
2,374	Paylocity Holding Corp.* (Software)	440,424
5,132	PayPal Holdings, Inc.* (IT Services)	955,219
1,162	PennyMac Financial Services, Inc. (Thrifts & Mortgage Finance)	59,053
2,178	PepsiCo, Inc. (Beverages)	290,306
9,384	Performance Food Group Co.* (Food & Staples Retailing)	315,396
1,200	Perspecta, Inc. (IT Services)	21,516
20,637	Pfizer, Inc. (Pharmaceuticals)	732,201
184	Philip Morris International, Inc. (Tobacco)	13,068
2,129	Phillips 66 (Oil, Gas & Consumable Fuels)	99,339
7,962	Phreesia, Inc.* (Health Care Technology)	294,355
3,800	Pilgrim’s Pride Corp.* (Food Products)	63,612
1,400	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	111,384
5,616	PQ Group Holdings, Inc.* (Chemicals)	64,921
2,815	PRA Group, Inc.* (Consumer Finance)	96,076
11,324	Primoris Services Corp. (Construction & Engineering)	213,684
400	Principal Financial Group, Inc. (Insurance)	15,688
2,886	ProAssurance Corp. (Insurance)	44,531
6,800	Progyny, Inc.* (Health Care Providers & Services)	165,716
1,797	Proofpoint, Inc.* (Software)	172,045
3,572	Prudential Financial, Inc. (Insurance)	228,679
6,400	Public Service Enterprise Group, Inc. (Multi-Utilities)	372,160

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,542	PulteGroup, Inc. (Household Durables)	$62,852
10,384	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	1,322,506
5,376	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	330,678
2,300	Quanta Services, Inc. (Construction & Engineering)	143,589
308	Quest Diagnostics, Inc. (Health Care Providers & Services)	37,619
873	Quidel Corp.* (Health Care Equipment & Supplies)	234,217
4,958	R1 RCM, Inc.* (Health Care Providers & Services)	88,847
3,900	Rapid7, Inc.* (Software)	241,527
6,600	Raytheon Technologies Corp. (Aerospace & Defense)	358,512
2,162	RBC Bearings, Inc.* (Machinery)	257,386
568	Regeneron Pharmaceuticals, Inc.* (Biotechnology)	308,742
945	Reinsurance Group of America, Inc. (Insurance)	95,464
3,252	Republic Services, Inc. (Commercial Services & Supplies)	286,729
5,982	ResMed, Inc. (Health Care Equipment & Supplies)	1,148,185
269	Robert Half International, Inc. (Professional Services)	13,636
80	Rockwell Automation, Inc. (Electrical Equipment)	18,970
835	Rogers Corp.* (Electronic Equipment, Instruments & Components)	101,219
1,304	Rollins, Inc. (Commercial Services & Supplies)	75,436
2,811	Roper Technologies, Inc. (Industrial Conglomerates)	1,043,837
700	RPM International, Inc. (Chemicals)	59,269
2,632	Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	104,885
1,924	S&P Global, Inc. (Capital Markets)	620,933
5,628	salesforce.com, Inc.* (Software)	1,307,216
4,624	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	153,517
2,706	Science Applications International Corp. (IT Services)	206,657
13,247	Seacoast Banking Corp. of Florida* (Banks)	284,546
3,100	Sempra Energy (Multi-Utilities)	388,616
900	Semtech Corp.* (Semiconductors & Semiconductor Equipment)	49,401
750	ServiceNow, Inc.* (Software)	373,177
4,291	Silgan Holdings, Inc. (Containers & Packaging)	147,825
3,298	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	337,913

Common Stocks – (continued)
United States – (continued)
1,600	Simmons First National Corp. Class A (Banks)	27,184
2,179	SiteOne Landscape Supply, Inc.* (Trading Companies & Distributors)	260,369
5,177	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	164,163
11,712	Skyline Champion Corp.* (Household Durables)	300,413
11,981	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,692,795
31,083	SLM Corp. (Consumer Finance)	285,653
28	Snap-on, Inc. (Machinery)	4,411
828	South State Corp. (Banks)	50,839
2,135	Spectrum Brands Holdings, Inc. (Household Products)	121,417
1,620	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	48,681
400	Spotify Technology SA* (Entertainment)	95,956
7,367	SS&C Technologies Holdings, Inc. (Software)	436,274
11,801	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	367,247
1,178	Standard Motor Products, Inc. (Auto Components)	53,952
3,246	Starbucks Corp. (Hotels, Restaurants & Leisure)	282,272
16,385	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	228,898
500	Steel Dynamics, Inc. (Metals & Mining)	15,740
4,416	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	106,028
8,815	Stifel Financial Corp. (Capital Markets)	515,325
242	Stryker Corp. (Health Care Equipment & Supplies)	48,886
7,830	Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	143,759
6,503	Sykes Enterprises, Inc.* (IT Services)	222,663
296	Synchrony Financial (Consumer Finance)	7,406
10,093	Syneos Health, Inc.* (Life Sciences Tools & Services)	535,736
2,891	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	380,571
2,739	Synopsys, Inc.* (Software)	585,763
4,693	Synovus Financial Corp. (Banks)	122,018
260	Sysco Corp. (Food & Staples Retailing)	14,381
49	T-Mobile US, Inc.* (Wireless Telecommunication Services)	5,369
1,438	T. Rowe Price Group, Inc. (Capital Markets)	182,137
3,350	Target Corp. (Multiline Retail)	509,937
14	Teledyne Technologies, Inc.* (Aerospace & Defense)	4,328
8	Teleflex, Inc. (Health Care Equipment & Supplies)	2,546

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
740	Tempur Sealy International, Inc.* (Household Durables)	$65,860
2,648	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	232,627
2,388	Terex Corp. (Machinery)	58,960
32,186	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,653,774
6,669	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	467,030
6,009	The Allstate Corp. (Insurance)	533,299
3,900	The Bank of New York Mellon Corp. (Capital Markets)	134,004
60,704	The Carlyle Group, Inc. (Capital Markets)	1,512,744
2,295	The Clorox Co. (Household Products)	475,639
863	The Coca-Cola Co. (Beverages)	41,476
300	The Estee Lauder Cos., Inc. Class A (Personal Products)	65,898
2,700	The Geo Group, Inc. (Equity Real Estate Investment Trusts (REITs))	23,922
1,879	The Hanover Insurance Group, Inc. (Insurance)	179,745
176	The Hartford Financial Services Group, Inc. (Insurance)	6,780
204	The Hershey Co. (Food Products)	28,042
15,936	The Home Depot, Inc. (Specialty Retail)	4,250,291
58	The J.M. Smucker Co. (Food Products)	6,508
11,318	The Kraft Heinz Co. (Food Products)	346,218
24,223	The Kroger Co. (Food & Staples Retailing)	780,223
10,255	The Procter & Gamble Co. (Household Products)	1,405,960
10,713	The Progressive Corp. (Insurance)	984,525
5,592	The Sherwin-Williams Co. (Chemicals)	3,847,184
322	The Southern Co. (Electric Utilities)	18,499
148	The TJX Cos., Inc. (Specialty Retail)	7,518
70	The Travelers Cos., Inc. (Insurance)	8,450
3,025	The Western Union Co. (IT Services)	58,806
7,728	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	3,656,271
1,334	Toll Brothers, Inc. (Household Durables)	56,402
2,008	Tractor Supply Co. (Specialty Retail)	267,486
4,024	TransDigm Group, Inc. (Aerospace & Defense)	1,921,098
4,098	TTEC Holdings, Inc. (IT Services)	224,488
10,875	UFP Industries, Inc. (Building Products)	542,771
7,300	UGI Corp. (Gas Utilities)	236,082
3,382	Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	72,003
4,500	Umpqua Holdings Corp. (Banks)	56,520
21,175	Union Pacific Corp. (Road & Rail)	3,751,998
8,362	Unisys Corp.* (IT Services)	109,877
164	United Parcel Service, Inc. Class B (Air Freight & Logistics)	25,766
13,227	UnitedHealth Group, Inc. (Health Care Providers & Services)	4,036,087

Common Stocks – (continued)
United States – (continued)
2,529	Universal Corp. (Tobacco)	100,781
200	Universal Health Services, Inc. Class B (Health Care Providers & Services)	21,910
4,958	US Ecology, Inc. (Commercial Services & Supplies)	151,318
1,390	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	53,668
6,300	Valley National Bancorp (Banks)	48,132
13,373	Valvoline, Inc. (Chemicals)	263,047
220	Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	38,016
18	Veeva Systems, Inc. Class A* (Health Care Technology)	4,861
8,158	Veracyte, Inc.* (Biotechnology)	282,756
374	VeriSign, Inc.* (IT Services)	71,322
191	Verisk Analytics, Inc. (Professional Services)	33,992
12,335	Verizon Communications, Inc. (Diversified Telecommunication Services)	702,972
820	Vertex Pharmaceuticals, Inc.* (Biotechnology)	170,855
1,532	ViacomCBS, Inc. Class B (Media)	43,769
21,450	Viavi Solutions, Inc.* (Communications Equipment)	264,908
4,550	Virtu Financial, Inc. Class A (Capital Markets)	97,279
6,908	Virtusa Corp.* (IT Services)	347,472
7,878	Visa, Inc. Class A (IT Services)	1,431,511
12,200	Vistra Corp. (Independent Power and Renewable Electricity Producers)	211,914
794	W.R. Berkley Corp. (Insurance)	47,735
875	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	29,785
3,867	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	243,157
5,622	Walmart, Inc. (Food & Staples Retailing)	780,052
3,767	Washington Federal, Inc. (Thrifts & Mortgage Finance)	80,199
2,073	Waste Management, Inc. (Commercial Services & Supplies)	223,697
2,690	Wayfair, Inc. Class A* (Internet & Direct Marketing Retail)	667,201
21,400	Wells Fargo & Co. (Banks)	459,030
4,000	Werner Enterprises, Inc. (Road & Rail)	152,080
3,692	WESCO International, Inc.* (Trading Companies & Distributors)	152,258
2,338	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	636,100
12,100	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	330,209
120	Whirlpool Corp. (Household Durables)	22,195
210	White Mountains Insurance Group Ltd. (Insurance)	190,749
8,314	WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	154,474

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
6,012	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	$160,340
11,792	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	248,222
300	WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	18,783
21,400	WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	98,654
1,506	Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	49,141
258	Xcel Energy, Inc. (Electric Utilities)	18,068
4,991	Yelp, Inc.* (Interactive Media & Services)	98,173
9,892	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	526,551
1,237	Zoetis, Inc. (Pharmaceuticals)	196,126

		210,276,178

TOTAL COMMON STOCKS
(Cost $395,575,433)		$448,097,195

Shares	Dividend Rate	Value

Preferred Stocks – 0.5%
Brazil – 0.1%
Cia de Transmissao de Energia Eletrica Paulista (Electric Utilities)
16,400	3.920%	$67,195
Gerdau SA (Metals & Mining)
13,500	0.910	51,314
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
85,800	2.700	283,211

		401,720

Germany – 0.4%
Henkel AG & Co. KGaA (Household Products)
45	2.030	4,379
Volkswagen AG (Automobiles)
14,727	3.250	2,145,195

		2,149,574

TOTAL PREFERRED STOCKS
(Cost $2,290,302)		$2,551,294

Units	Description		Expiration Date	Value

Rights* – 0.1%
Singapore – 0.0%
Mapletree Logistics Trust (Equity Real Estate Investment Trusts (REITs))
260			11/10/20	$—

United Kingdom – 0.1%
Rolls-Royce Holdings PLC (Aerospace & Defense)
1,533,703			11/11/20	774,896

TOTAL RIGHTS
(Cost $1,955,814)				$774,896

Shares	Description	Value

Exchange Traded Funds – 5.9%
15,200	iShares Core MSCI Emerging Markets ETF	$812,744
9,213	iShares MSCI Emerging Markets ETF	411,913
445,000	iShares MSCI International Multifactor ETF	10,377,400
594,000	iShares MSCI USA Multifactor ETF	19,506,960

TOTAL EXCHANGE TRADED FUNDS
(Cost $27,635,004)		$31,109,017

Shares	Dividend Rate	Value

Investment Companies(b) – 7.4%
Goldman Sachs Financial Square Government Fund – Class R6
31,021,110	0.028%	$31,021,110
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,928,047	0.028	7,928,047

TOTAL INVESTMENT COMPANIES
(Cost $38,949,157)		$38,949,157

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $466,405,710)		$521,481,559

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 0.0%
U.S. Treasury Obligation – 0.0%
United States Treasury Bills
$200,000	0.000%	12/17/20	$199,978
(Cost $199,975)

TOTAL INVESTMENTS — 98.9%
(Cost $466,605,685)			$521,681,537

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%			5,767,303

NET ASSETS — 100.0%			$527,448,840

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BNP Paribas SA	USD	5,140,639	AUD	7,290,000	11/03/20	$16,401
	USD	5,202,822	AUD	7,290,000	12/02/20	77,813
	USD	8,208,451	CHF	7,440,000	12/02/20	86,865
	USD	311,957	DKK	1,980,000	11/03/20	2,175
	USD	1,998,888	DKK	12,570,000	12/02/20	30,932
	USD	2,627,937	EUR	2,240,000	11/03/20	18,948
	USD	25,227,636	EUR	21,320,000	12/02/20	379,375
	USD	10,470,193	GBP	8,025,000	12/02/20	71,643
	USD	2,370,948	HKD	18,380,000	11/03/20	113
	USD	2,371,126	HKD	18,380,000	12/02/20	328
	USD	224,870	ILS	760,000	12/02/20	2,066
	USD	20,667,792	JPY	2,154,000,000	12/02/20	85,802
	USD	85,764	NOK	800,000	11/03/20	1,965
	USD	447,245	NOK	4,100,000	12/02/20	17,842
	USD	19,846	NZD	30,000	11/03/20	10
	USD	241,810	NZD	360,000	12/02/20	3,770
	USD	2,675,196	SEK	23,325,000	12/02/20	53,005
	USD	43,952	SGD	60,000	11/03/20	27
	USD	816,908	SGD	1,110,000	12/02/20	4,274

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	USD	1,681,837	AUD	2,390,000	11/03/20	$1,875
	USD	1,705,726	AUD	2,390,000	12/02/20	25,511
	USD	2,416,197	CHF	2,190,000	12/02/20	25,569
	USD	451,618	DKK	2,840,000	12/02/20	6,989
	USD	7,738,684	EUR	6,540,000	12/02/20	116,375
	USD	3,998,896	GBP	3,065,000	12/02/20	27,363
	USD	825,569	HKD	6,400,000	11/03/20	33
	USD	825,637	HKD	6,400,000	12/02/20	114
	USD	82,847	ILS	280,000	12/02/20	761
	USD	5,699,470	JPY	594,000,000	12/02/20	23,657
	USD	147,264	NOK	1,350,000	12/02/20	5,875
	USD	60,452	NZD	90,000	12/02/20	943
	USD	645,144	SEK	5,625,000	12/02/20	12,783
	USD	309,100	SGD	420,000	12/02/20	1,617
State Street Bank and Trust	USD	12,544	JPY	1,310,384	11/04/20	27

TOTAL						$1,102,846

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BNP Paribas SA	AUD	7,290,000	USD	5,202,148	11/03/20	$(77,912)
	CHF	7,440,000	USD	8,201,632	11/03/20	(87,057)
	DKK	12,570,000	USD	1,997,616	11/03/20	(30,970)
	EUR	21,320,000	USD	25,211,795	11/03/20	(379,811)
	GBP	8,025,000	USD	10,468,484	11/03/20	(71,894)
	HKD	18,380,000	USD	2,371,310	11/03/20	(475)
	ILS	760,000	USD	224,828	11/03/20	(2,084)
	JPY	2,154,000,000	USD	20,661,542	11/04/20	(86,426)
	NOK	4,100,000	USD	447,283	11/03/20	(17,813)
	NZD	360,000	USD	241,813	11/03/20	(3,781)
	SEK	23,325,000	USD	2,674,374	11/03/20	(53,027)
	SGD	1,110,000	USD	816,901	11/03/20	(4,282)
	USD	8,030,434	CHF	7,440,000	11/03/20	(84,143)
	USD	1,655,979	DKK	10,590,000	11/03/20	(885)
	USD	22,220,263	EUR	19,080,000	11/03/20	(2,732)
	USD	10,229,911	GBP	8,025,000	11/03/20	(166,679)
	USD	218,389	ILS	760,000	11/03/20	(4,354)
	USD	20,431,469	JPY	2,154,000,000	11/04/20	(143,647)
	USD	344,399	NOK	3,300,000	11/03/20	(1,272)
	USD	216,271	NZD	330,000	11/03/20	(1,925)
	USD	2,561,352	SEK	23,325,000	11/03/20	(59,995)
	USD	762,213	SGD	1,050,000	11/03/20	(6,480)
Brown Brothers Harriman & Co.	HKD	106,480	USD	13,739	11/03/20	(4)
	MXN	913,547	USD	43,112	11/04/20	(65)
JPMorgan Securities, Inc.	AUD	4,780,000	USD	3,411,010	11/03/20	(51,086)
	CHF	2,190,000	USD	2,414,190	11/03/20	(25,625)
	DKK	2,840,000	USD	451,331	11/03/20	(6,997)
	EUR	6,540,000	USD	7,733,825	11/03/20	(116,509)
	GBP	3,065,000	USD	3,998,243	11/03/20	(27,458)
	HKD	6,400,000	USD	825,701	11/03/20	(165)
	ILS	280,000	USD	82,831	11/03/20	(768)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	JPY	594,000,000	USD	5,697,750	11/04/20	$(23,833)
	NOK	1,350,000	USD	147,276	11/03/20	(5,865)
	NZD	90,000	USD	60,453	11/03/20	(945)
	SEK	5,625,000	USD	644,946	11/03/20	(12,788)
	SGD	420,000	USD	309,098	11/03/20	(1,620)
	USD	2,361,606	CHF	2,190,000	11/03/20	(26,959)
	USD	444,096	DKK	2,840,000	11/03/20	(237)
	USD	7,616,379	EUR	6,540,000	11/03/20	(937)
	USD	3,903,010	GBP	3,065,000	11/03/20	(67,775)
	USD	80,387	ILS	280,000	11/03/20	(1,676)
	USD	5,634,360	JPY	594,000,000	11/04/20	(39,558)
	USD	140,890	NOK	1,350,000	11/03/20	(520)
	USD	58,983	NZD	90,000	11/03/20	(525)
	USD	615,470	SEK	5,625,000	11/03/20	(16,688)
	USD	304,885	SGD	420,000	11/03/20	(2,592)
State Street Bank and Trust	USD	565	ILS	1,927	11/02/20	—

TOTAL						$(1,718,839)

FUTURES CONTRACTS – At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

S&P 500 E-Mini Index	239	12/18/20	$39,013,165	$(1,020,961)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 27.6%
Sovereign – 27.6%
	Abu Dhabi Government International Bond(a)
	$1,183,000	2.500%		04/16/25	$1,252,797
	708,000	2.700		09/02/70	644,280
	702,000	3.125		09/30/49	739,513
	Agricultural Development Bank of China
CNY	25,870,000	3.750		01/25/29	3,858,662
	Bahamas Government International Bond(a)(b)
	$250,000	8.950		10/15/32	238,203
	Bonos de la Tesoreria de la Republica en Pesos(a)
CLP	775,000,000	4.700		09/01/30	1,178,599
	Bonos de la Tesoreria de la Republica en Pesos
	660,000,000	5.000		03/01/35	1,022,972
	585,000,000	6.000		01/01/43	1,043,155
	Brazil Notas do Tesouro Nacional
BRL	3,940,329	6.000		05/15/35	838,869
	21,131,000	10.000		01/01/23	4,034,210
	28,344,000	10.000		01/01/25	5,530,909
	20,291,000	10.000		01/01/27	3,983,466
	11,250,000	10.000		01/01/29	2,224,802
	China Development Bank
CNY	9,000,000	3.230		01/10/25	1,330,248
	22,450,000	3.480		01/08/29	3,284,702
	China Government Bond
	21,600,000	1.990		04/09/25	3,085,044
	11,900,000	3.290		05/23/29	1,785,818
	China Government International Bond
	$918,000	0.400	(a)	10/21/23	919,122
	1,384,000	0.550	(a)	10/21/25	1,377,454
	626,000	1.875		12/03/22	645,562
	787,000	3.250		10/19/23	852,665
	Czech Republic Government Bond
CZK	24,610,000	0.950		05/15/30	1,048,394
	11,510,000	2.500		08/25/28	553,610
	47,640,000	2.000		10/13/33	2,261,018
	Dominican Republic
	$1,565,000	4.500	(a)	01/30/30	1,579,183
	1,050,000	4.875	(a)	09/23/32	1,070,016
	1,014,000	5.875	(a)	01/30/60	973,123
	449,000	6.400		06/05/49	456,857
	Egypt Treasury Bills(c)
EGP	14,500,000	0.000		12/01/20	913,962
	6,800,000	0.000		12/15/20	426,377
	9,425,000	0.000		12/22/20	589,477
	27,075,000	0.000		12/29/20	1,689,118
	10,000,000	0.000		01/12/21	620,573
	37,100,000	0.000		01/19/21	2,294,883
	9,600,000	0.000		01/26/21	592,754
	El Salvador Government International Bond
	$726,000	5.875		01/30/25	599,857
	537,000	9.500	(b)	07/15/52	466,351
	Export-Import Bank of India(a)
	580,000	3.250		01/15/30	589,969
	Government of Jamaica
	419,000	7.875		07/28/45	543,260

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Hungary Government Bond
HUF	432,160,000	1.000		11/26/25	1,336,205
	512,050,000	2.500		10/24/24	1,696,853
	680,600,000	2.750		12/22/26	2,286,646
	304,000,000	3.000		10/27/27	1,040,483
	370,330,000	3.000		08/21/30	1,260,969
	$1,400,000	6.375		03/29/21	1,435,000
	Indonesia Treasury Bond
IDR	6,456,000,000	6.500		02/15/31	438,222
	2,559,000,000	6.625		05/15/33	168,675
	18,090,000,000	7.000		05/15/27	1,282,071
	12,544,000,000	7.000		09/15/30	882,583
	31,166,000,000	7.500		08/15/32	2,193,873
	18,487,000,000	8.125		05/15/24	1,375,306
	33,578,000,000	8.375		03/15/24	2,507,157
	61,144,000,000	8.375		09/15/26	4,667,848
	21,543,000,000	8.375		03/15/34	1,610,754
	43,972,000,000	9.000		03/15/29	3,439,588
	Islamic Republic of Pakistan
	$568,000	6.875		12/05/27	551,847
	Kingdom of Bahrain
	1,525,000	5.450	(a)	09/16/32	1,491,164
	263,000	5.625	(a)	09/30/31	260,041
	274,000	5.625		09/30/31	270,917
	Kingdom of Jordan
	316,000	4.950	(a)	07/07/25	320,740
	514,000	7.375		10/10/47	529,902
	Kuwait International Government Bond
	345,000	2.750		03/20/22	354,164
	200,000	3.500		03/20/27	226,000
	Malaysia Government Bond
MYR	5,649,000	3.480		03/15/23	1,412,471
	1,926,000	3.844		04/15/33	497,191
	5,643,000	3.885		08/15/29	1,487,484
	1,790,000	3.899		11/16/27	471,194
	3,236,000	3.900		11/30/26	848,953
	1,240,000	3.955		09/15/25	324,414
	7,124,000	4.181		07/15/24	1,849,582
	3,766,000	4.232		06/30/31	1,022,649
	1,423,000	4.498		04/15/30	392,044
	2,440,000	4.893		06/08/38	686,850
	Oman Government International Bond
	$411,000	4.875	(a)	02/01/25	395,074
	1,180,000	6.750	(a)	10/28/27	1,144,600
	1,806,000	6.750		01/17/48	1,475,276
	235,000	7.375	(a)	10/28/32	225,012
	Perusahaan Penerbit SBSN Indonesia III
	554,000	4.325		05/28/25	622,904
	Republic of Angola
	336,000	8.000	(a)	11/26/29	258,300
	940,000	8.000		11/26/29	722,625
	200,000	9.125		11/26/49	151,750
	Republic of Argentina(b)
	4,887,571	1.000		07/09/29	2,003,904
	Republic of Azerbaijan
	850,000	5.125		09/01/29	903,121
	135,000	5.125		09/01/29	143,437

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Belarus Ministry of Finance
	$200,000	5.875%		02/24/26	$189,562
	240,000	5.875	(a)	02/24/26	227,475
	Republic of Brazil
	2,479,000	3.875		06/12/30	2,509,987
	350,000	4.750	(b)	01/14/50	343,437
	Republic of Chile(b)
	1,850,000	2.450		01/31/31	1,920,531
	305,000	2.550		01/27/32	317,867
	1,175,000	3.500		01/25/50	1,294,336
	Republic of Colombia
	985,000	3.000	(b)	01/30/30	1,005,623
	2,698,000	3.125	(b)	04/15/31	2,768,148
COP	12,405,400,000	6.000		04/28/28	3,337,841
	13,592,600,000	7.500		08/26/26	4,004,819
	5,052,500,000	7.750		09/18/30	1,488,329
	Republic of Costa Rica
	$519,000	6.125		02/19/31	428,662
	607,000	7.158		03/12/45	479,151
	Republic of Croatia
	800,000	6.375		03/24/21	817,250
	Republic of Ecuador
	313,811	0.000	(a)(c)	07/31/30	141,313
	604,493	0.000	(c)	07/31/30	272,211
	595,263	0.500	(a)(d)	07/31/30	392,874
	1,343,253	0.500	(a)(d)	07/31/35	738,789
	532,929	0.500	(a)(d)	07/31/40	263,966
	Republic of Egypt
	795,000	5.250	(a)	10/06/25	792,019
	2,138,000	7.625	(a)	05/29/32	2,164,057
	200,000	7.625		05/29/32	202,437
	Republic of Gabon
	400,000	6.375		12/12/24	380,500
	Republic of Ghana
	806,000	6.375	(a)	02/11/27	747,061
	1,328,000	7.875		02/11/35	1,178,185
	Republic of Guatemala(b)
	293,000	4.900		06/01/30	332,097
	400,000	5.375		04/24/32	471,375
	Republic of Indonesia
	1,368,000	2.850		02/14/30	1,439,392
	1,536,000	3.500		01/11/28	1,677,120
	707,000	4.625		04/15/43	825,864
	Republic of Ivory Coast(b)(d)
	510,410	5.750		12/31/32	497,331
	183,470	5.750		12/31/32	178,769
	Republic of Kenya
	1,083,000	7.000		05/22/27	1,122,936
	Republic of Korea
	937,000	1.000		09/16/30	910,669
	726,000	2.000		06/19/24	756,753
	Republic of Lebanon(e)
	535,000	6.000		01/27/23	73,730
	628,000	6.000		01/27/23	86,546
	1,254,000	6.100		10/04/22	171,994
	325,000	6.600		11/27/26	44,789

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Mongolia
	724,000	5.625%		05/01/23	$753,865
	Republic of Morocco
	200,000	5.500		12/11/42	240,250
	Republic of Namibia
	255,000	5.250		10/29/25	257,072
	Republic of Nigeria
	400,000	7.143		02/23/30	386,375
	1,351,000	8.747		01/21/31	1,400,396
	Republic of Panama(b)
	1,079,000	3.750		03/16/25	1,180,493
	1,128,000	3.870		07/23/60	1,269,352
	2,000,000	4.500		04/01/56	2,466,000
	Republic of Peru
	824,000	2.392	(b)	01/23/26	865,200
	1,110,000	2.783	(b)	01/23/31	1,202,130
	791,000	2.844		06/20/30	860,707
PEN	1,410,000	5.400		08/12/34	410,240
	$235,000	5.625		11/18/50	374,752
PEN	7,325,000	6.150		08/12/32	2,332,393
	4,559,000	6.900		08/12/37	1,488,327
	Republic of Philippines
	$740,000	2.457		05/05/30	790,875
	400,000	2.950		05/05/45	420,250
	1,483,000	3.750		01/14/29	1,717,036
	Republic of Poland
PLN	8,031,000	2.500		07/25/27	2,252,316
	10,528,000	2.750		10/25/29	3,032,259
	$1,392,000	5.000		03/23/22	1,485,525
	Republic of Qatar
	697,000	3.400		04/16/25	765,611
	2,191,000	3.750	(a)	04/16/30	2,545,668
	284,000	4.000		03/14/29	332,280
	400,000	4.400		04/16/50	508,000
	Republic of Romania
	710,000	3.000	(a)	02/14/31	733,741
RON	10,860,000	3.250		04/29/24	2,626,401
	750,000	3.650		07/28/25	183,898
	4,125,000	3.650		09/24/31	998,998
	$784,000	4.000	(a)	02/14/51	796,250
RON	2,625,000	4.250		06/28/23	650,197
	870,000	4.750		02/24/25	221,486
	2,750,000	5.000		02/12/29	740,424
	$366,000	5.125		06/15/48	441,602
RON	3,430,000	5.850		04/26/23	879,164
	Republic of Senegal
	$497,000	6.250		07/30/24	522,161
	Republic of Serbia
	200,000	7.250		09/28/21	211,062
	Republic of South Africa
	798,000	4.850		09/30/29	790,519
	1,943,000	5.750		09/30/49	1,751,129
ZAR	33,494,087	6.250		03/31/36	1,349,651
	103,130,000	8.000		01/31/30	5,828,010
	41,550,000	8.250		03/31/32	2,192,017
	70,725,000	8.500		01/31/37	3,404,344

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of South Africa – (continued)
ZAR	27,428,506	8.750%		01/31/44	$1,284,153
	18,109,475	8.750		02/28/48	843,968
	13,495,150	8.875		02/28/35	693,709
	17,000,000	9.000		01/31/40	834,770
	Republic of Sri Lanka
	$1,160,000	5.750		04/18/23	667,000
	565,000	6.350	(a)	06/28/24	319,578
	485,000	6.750		04/18/28	259,930
	Republic of Turkey
	1,700,000	4.875		04/16/43	1,243,125
	1,155,000	5.125		03/25/22	1,146,698
	570,000	5.750		03/22/24	553,078
	450,000	6.375		10/14/25	438,750
	Republic of Uruguay(b)
	2,597,389	4.375		01/23/31	3,137,159
	Republic of Venezuela(e)
	85,000	6.000		12/09/20	7,438
	190,000	7.000		03/31/38	16,625
	199,000	7.650		04/21/25	17,413
	110,000	7.750		10/13/19	9,625
	175,000	8.250		10/13/24	15,313
	203,000	9.000		05/07/23	17,763
	165,000	9.250		09/15/27	14,438
	145,000	9.250		05/07/28	12,688
	152,000	9.375		01/13/34	13,300
	205,000	11.750		10/21/26	17,937
	205,000	11.950		08/05/31	17,938
	140,000	12.750		08/23/22	12,250
	Republic of Zambia
	675,000	5.375		09/20/22	294,469
	Russian Federation Bond
RUB	166,521,000	6.500		02/28/24	2,187,267
	116,000,000	6.900		05/23/29	1,548,127
	132,700,000	7.050		01/19/28	1,793,971
	185,850,000	7.100		10/16/24	2,501,558
	20,800,000	7.400		12/07/22	276,142
	51,000,000	7.700		03/23/33	715,148
	169,400,000	8.150		02/03/27	2,413,772
	79,200,000	8.500		09/17/31	1,171,106
	Russian Foreign Bond – Eurobond
	$2,600,000	4.375		03/21/29	2,977,812
	800,000	5.100		03/28/35	970,500
	200,000	5.625		04/04/42	262,625
	Saudi Government International Bond
	534,000	2.750	(a)	02/03/32	557,362
	764,000	2.750		02/03/32	797,425
	994,000	3.250	(a)	10/22/30	1,082,217
	200,000	3.250		10/22/30	217,750
	State of Israel
	461,000	3.875		07/03/50	534,472
	2,275,000	4.500	(f)	04/03/20	2,966,031
	Thailand Government Bond
THB	16,000,000	1.585		12/17/35	509,872
	155,012,000	3.300		06/17/38	6,023,941
	Ukraine Government Bond
	$496,000	7.375		09/25/32	474,920
	769,000	7.750		09/01/21	792,839

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Ukraine Government Bond – (continued)
	918,000	7.750		09/01/22	960,687
	113,000	7.750		09/01/26	114,201
	372,000	8.994		02/01/24	397,296
	United Mexican States
MXN	78,970,000	5.750		03/05/26	3,783,479
	55,550,000	7.500		06/03/27	2,877,475
	29,829,600	7.750		05/29/31	1,562,744
	43,520,000	7.750		11/13/42	2,176,744
	27,770,000	8.000		09/05/24	1,445,434
	40,063,900	8.500		05/31/29	2,201,021
	53,700,000	10.000		12/05/24	2,990,506
	Uruguay Monetary Regulation Bills(c)
UYU	16,567,000	0.000		01/22/21	379,582
	43,247,000	0.000		05/07/21	968,254
	11,329,000	0.000		05/28/21	252,829

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $263,622,072)				$259,234,122

Corporate Obligations – 40.0%
Advertising(b) – 0.5%
	Summer BC Holdco B S.a.r.l.
	$727,000	5.750%		10/31/26	$833,602
	Terrier Media Buyer, Inc.(a)
	3,448,000	8.875		12/15/27	3,525,580

					4,359,182

Aerospace & Defense – 0.6%
	Embraer Netherlands Finance B.V.(a)
	1,170,000	6.950		01/17/28	1,169,364
	F-Brasile SpA/F-Brasile US LLC(a)(b)
	611,000	7.375		08/15/26	530,043
	TransDigm, Inc.(b)
	914,000	5.500		11/15/27	892,292
	1,382,000	6.250	(a)	03/15/26	1,440,735
	Triumph Group, Inc.(b)
	65,000	6.250	(a)	09/15/24	56,225
	915,000	7.750		08/15/25	594,750
	920,000	8.875	(a)	06/01/24	979,800

					5,663,209

Agriculture(a)(b) – 0.3%
	Vector Group Ltd.
	1,825,000	6.125		02/01/25	1,813,594
	1,150,000	10.500		11/01/26	1,184,500

					2,998,094

Airlines – 0.6%
	Air Canada(a)
	140,000	4.000		07/01/25	152,698
	Delta Air Lines, Inc.
	1,625,000	7.000	(a)	05/01/25	1,772,712
	750,000	7.375	(b)	01/15/26	775,313
	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(a)(b)
	1,975,000	6.500		06/20/27	2,058,937

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Airlines – (continued)
	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd.(a)(b)
	$520,000	8.000%		09/20/25	$551,200

					5,310,860

Automotive – 1.0%
	Adient US LLC(a)(b)
	760,000	7.000		05/15/26	809,400
	Dealer Tire LLC/DT Issuer LLC(a)(b)
	1,117,000	8.000		02/01/28	1,142,132
	Ford Motor Co.
	650,000	8.500		04/21/23	716,795
	1,470,000	9.000	(b)	04/22/25	1,728,876
	225,000	9.625	(b)	04/22/30	300,323
	Ford Motor Credit Co. LLC
	50,000	3.810	(b)	01/09/24	49,928
	100,000	4.063	(b)	11/01/24	100,220
	824,000	4.125	(b)	08/17/27	810,877
	140,000	4.140	(b)	02/15/23	141,381
	460,000	5.125	(b)	06/16/25	477,715
	435,000	5.584	(b)	03/18/24	457,045
	50,000	5.596		01/07/22	51,197
	General Motors Financial Co., Inc.(b)(g)(5 year CMT + 4.997%)
	1,061,000	5.700		09/30/49	1,089,129
	IHO Verwaltungs GmbH(a)(b)(h)
	(PIK 6.750%, Cash 6.000%)
	685,000	6.000		05/15/27	705,550
	(PIK 7.125%, Cash 6.375%)
	535,000	6.375		05/15/29	565,763
	Nissan Motor Co. Ltd.(a)(b)
	505,000	4.810		09/17/30	505,995

					9,652,326

Banks – 3.0%
	Banca Monte dei Paschi di Siena SpA(b)(g)(5 Year EUR Swap + 5.005%)
EUR	1,569,000	5.375		01/18/28	1,409,333
	Banco Santander SA(b)(g)(-1X 5 year EUR Swap + 4.534%)
	800,000	4.375		01/14/49	808,267
	Barclays PLC(b)(g)
	(5 year CMT + 5.867%)
	$2,950,000	6.125		12/15/49	3,056,938
	(5 year UK Government Bond + 6.016%)
GBP	460,000	6.375		12/15/49	595,787
	(5 Year USD Swap + 4.842%)
	$2,255,000	7.750		09/15/49	2,325,469
	BBVA Bancomer SA(a)(b)(g)(5 Year CMT + 4.308%)
	900,000	5.875		09/13/34	937,125
	Commerzbank AG(b)(g)
	(-1X 5 year EUR Swap + 6.363%)
EUR	400,000	6.125		10/09/49	454,195
	(5 year USD Swap + 5.228%)
	$1,000,000	7.000		04/09/49	1,005,000
	Deutsche Bank AG(b)(g)
	(5 Year CMT + 4.524%)
	1,200,000	6.000		10/30/49	1,068,000
	(5 Year USD ICE Swap + 2.553%)
	712,000	4.875		12/01/32	688,860

Corporate Obligations – (continued)
Banks – (continued)
	Freedom Mortgage Corp.(a)(b)
	480,000	7.625		05/01/26	475,200
	1,855,000	8.125		11/15/24	1,871,231
	1,565,000	8.250		04/15/25	1,580,650
	Ibercaja Banco SA(b)(g)(-1X 5 year EUR Swap + 2.882%)
EUR	800,000	2.750		07/23/30	847,651
	Intesa Sanpaolo SpA
	$1,300,000	5.710	(a)	01/15/26	1,413,750
	(5 Year EUR Swap + 7.192%)
EUR	582,000	7.750	(b)(g)	01/11/49	755,776
	(5 Year USD Swap + 5.462%)
	$500,000	7.700	(a)(b)(g)	09/17/49	527,500
	Lloyds Banking Group PLC(b)(g) (5 Year USD Swap + 4.496%)
	1,140,000	7.500		09/27/49	1,225,500
	Novo Banco SA/Luxembourg
EUR	95,000	3.500		01/02/43	90,696
	1,015,000	3.500		01/23/43	967,151
	UniCredit SpA
	$1,000,000	6.572	(a)	01/14/22	1,057,470
	(5 Year USD ICE Swap + 3.703%)
	3,300,000	5.861	(a)(b)(g)	06/19/32	3,489,750
	(5 Year USD Swap + 5.180%)
	1,270,000	8.000	(b)(g)	06/03/49	1,333,500

					27,984,799

Building Materials – 0.9%
	Builders FirstSource, Inc.(a)(b)
	930,000	5.000		03/01/30	976,500
	CEMEX Materials LLC(a)
	1,290,000	7.700		07/21/25	1,389,975
	Cemex SAB de CV(a)(b)
	3,075,000	5.200		09/17/30	3,259,930
	Griffon Corp.(b)
	809,000	5.750		03/01/28	845,405
	SRM Escrow Issuer LLC(a)
	1,650,000	6.000		11/01/28	1,660,313

					8,132,123

Chemicals(a)(b) – 1.3%
	Atotech Alpha 3 B.V./Alpha US Bidco, Inc.
	1,645,000	6.250		02/01/25	1,653,225
	Cornerstone Chemical Co.
	2,830,000	6.750		08/15/24	2,656,662
	Hexion, Inc.
	685,000	7.875		07/15/27	710,688
	Innophos Holdings, Inc.
	965,000	9.375		02/15/28	1,032,550
	Neon Holdings, Inc.
	850,000	10.125		04/01/26	901,000
	Nouryon Holding B.V.
	1,650,000	8.000		10/01/26	1,724,250
	Rain CII Carbon LLC/CII Carbon Corp.
	3,260,000	7.250		04/01/25	3,215,175

					11,893,550

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services(b) – 0.8%
	AA Bond Co. Ltd.
GBP	680,000	4.875%		07/31/24	$887,520
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(a)
	$439,000	5.250		03/15/25	417,050
	Capitol Investment Merger Sub 2 LLC(a)
	2,284,000	10.000		08/01/24	2,421,040
	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(a)
	1,460,000	7.125		07/31/26	1,445,856
	Herc Holdings, Inc.(a)
	600,000	5.500		07/15/27	613,500
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
	965,000	6.250		01/15/28	973,444
	Team Health Holdings, Inc.(a)
	650,000	6.375		02/01/25	399,750

					7,158,160

Computers(b) – 0.3%
	Banff Merger Sub, Inc.
EUR	1,150,000	8.375		09/01/26	1,361,835
	$375,000	9.750	(a)	09/01/26	393,750
	Flexential Intermediate Corp.(a)
	935,000	11.250		08/01/24	956,038
	Unisys Corp.(a)
	550,000	6.875		11/01/27	567,875

					3,279,498

Distribution & Wholesale(b) – 0.2%
	Avient Corp.(a)
	705,000	5.750		05/15/25	742,013
	G-III Apparel Group Ltd.(a)
	1,350,000	7.875		08/15/25	1,373,625
	Parts Europe SA
EUR	157,000	6.500		07/16/25	179,085

					2,294,723

Diversified Financial Services – 1.4%
	AG Issuer LLC(a)(b)
	$1,000,000	6.250		03/01/28	976,250
	Avation Capital SA(a)(b)
	1,172,000	6.500		05/15/21	714,920
	FS Energy & Power Fund(a)(b)
	720,000	7.500		08/15/23	648,000
	Global Aircraft Leasing Co. Ltd.(a)(b)(h) (PIK 7.250%, Cash 6.500%)
	2,323,272	6.500		09/15/24	1,556,592
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.(b)
	585,000	4.750		09/15/24	595,238
	815,000	5.250		05/15/27	843,525
	Nationstar Mortgage Holdings, Inc.(a)(b)
	1,113,000	6.000		01/15/27	1,113,000
	1,400,000	9.125		07/15/26	1,498,000
	OneMain Finance Corp.
	2,040,000	7.125		03/15/26	2,261,850
	OneMain Finance Corp.
	400,000	5.375	(b)	11/15/29	411,000
	190,000	6.875		03/15/25	209,000

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	PRA Group, Inc.(a)(b)
	540,000	7.375		09/01/25	566,325
	SLM Corp.(b)
	700,000	4.200		10/29/25	710,500
	Voyager Aviation Holdings LLC/Voyager Finance Co.(a)(b)
	1,351,000	9.000		08/15/21	661,990

					12,766,190

Electrical – 1.3%
	Calpine Corp.(a)(b)
	222,000	4.625		02/01/29	224,220
	Drax Finco PLC(a)(b)
	742,000	6.625		11/01/25	774,463
	Eskom Holdings SOC Ltd.
	542,000	6.750		08/06/23	512,529
	Infraestructura Energetica Nova SAB de CV(a)(b)
	867,000	4.750		01/15/51	808,586
	NRG Energy, Inc.(b)
	685,000	7.250		05/15/26	720,106
	Pacific Gas & Electric Co.
	2,083,437	3.150		01/01/26	2,129,815
	2,083,437	4.500		07/01/40	2,140,065
	PG&E Corp.(b)
	1,214,000	5.000		07/01/28	1,210,965
	Talen Energy Supply LLC(a)(b)
	1,430,000	6.625		01/15/28	1,358,500
	1,321,000	7.250		05/15/27	1,301,185
	Vistra Operations Co. LLC(a)(b)
	815,000	5.500		09/01/26	845,562

					12,025,996

Engineering & Construction – 0.5%
	Bioceanico Sovereign Certificate Ltd.(c)
	1,306,647	0.000		06/05/34	953,852
	New Enterprise Stone & Lime Co., Inc.(a)(b)
	1,520,000	6.250		03/15/26	1,550,400
	PowerTeam Services LLC(a)(b)
	548,000	9.033		12/04/25	580,880
	Tutor Perini Corp.(a)(b)
	1,610,000	6.875		05/01/25	1,529,500

					4,614,632

Entertainment(b) – 1.4%
	AMC Entertainment Holdings, Inc.
	130,000	5.750		06/15/25	4,550
	235,000	6.125		05/15/27	8,225
	Banijay Entertainment SASU(a)
	1,137,000	5.375		03/01/25	1,152,634
	Banijay Group SAS
	1,204,000	6.500		03/01/26	1,360,129
	Caesars Entertainment, Inc.(a)
	1,700,000	6.250		07/01/25	1,738,250
	500,000	8.125		07/01/27	521,875
	Caesars Resort Collection LLC/CRC Finco, Inc.(a)
	1,342,000	5.250		10/15/25	1,274,900

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Entertainment(b) – (continued)
	Cirsa Finance International S.a.r.l.
EUR	860,000	4.750%		05/22/25	$837,587
	$1,159,000	7.875	(a)	12/20/23	1,053,241
	International Game Technology PLC(a)
	840,000	6.250		01/15/27	892,500
	Scientific Games International, Inc.(a)
	639,000	7.000		05/15/28	630,214
	1,184,000	8.250		03/15/26	1,195,840
	Twin River Worldwide Holdings, Inc.(a)
	765,000	6.750		06/01/27	778,388
	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a)
	1,580,000	7.750		04/15/25	1,659,000

					13,107,333

Environmental(b) – 0.1%
	Covanta Holding Corp.
	705,000	5.000		09/01/30	720,863
	GFL Environmental, Inc.(a)
	300,000	8.500		05/01/27	327,765

					1,048,628

Food & Drug Retailing – 0.5%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC(a)(b)
	771,000	4.625		01/15/27	799,912
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a)(b)
	565,000	5.500		01/15/30	615,850
	New Albertsons LP
	645,000	8.700		05/01/30	786,900
	Post Holdings, Inc.(a)(b)
	695,000	5.000		08/15/26	718,456
	Ulker Biskuvi Sanayi AS(a)
	1,612,000	6.950		10/30/25	1,592,354

					4,513,472

Food Service(a)(b) – 0.1%
	Aramark Services, Inc.
	750,000	6.375		05/01/25	783,750

Forest Products&Paper(b) – 0.4%
	Resolute Forest Products, Inc.
	1,891,000	5.875		05/15/23	1,846,089
	Schweitzer-Mauduit International, Inc.(a)
	1,900,000	6.875		10/01/26	2,002,125

					3,848,214

Gaming(b) – 0.5%
	Inn of the Mountain Gods Resort & Casino
	1,028,302	9.250		11/30/20	987,170
	Station Casinos LLC(a)
	930,000	5.000		10/01/25	923,025
	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.(a)
	2,304,000	5.875		05/15/25	2,220,480
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)
	60,000	4.250		05/30/23	57,225

Corporate Obligations – (continued)
Gaming(b) – (continued)
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a) – (continued)
	325,000	5.250		05/15/27	301,031
	140,000	5.500		03/01/25	134,050

					4,622,981

Healthcare Providers & Services(b) – 0.8%
	Akumin, Inc.(a)
	1,838,000	7.000		11/01/25	1,815,025
	Centene Corp.
	545,000	4.625		12/15/29	593,418
	Charles River Laboratories International, Inc.(a)
	555,000	5.500		04/01/26	579,281
	CHS/Community Health Systems, Inc.(a)
	796,000	8.000		03/15/26	797,990
	Prime Healthcare Services, Inc.(a)
	806,000	7.250		11/01/25	814,060
	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
	756,000	9.750		12/01/26	814,590
	Tenet Healthcare Corp.
	1,100,000	6.125	(a)	10/01/28	1,067,000
	655,000	7.000		08/01/25	669,738
	The Providence Service Corp.(a)
	560,000	5.875		11/15/25	571,900

					7,723,002

Home Builders(a)(b) – 0.3%
	Ashton Woods USA LLC/Ashton Woods Finance Co.
	1,600,000	6.625		01/15/28	1,614,000
	Brookfield Residential Properties, Inc./Brookfield Residential US Corp.
	832,000	4.875		02/15/30	790,400
	Mattamy Group Corp.
	605,000	4.625		03/01/30	616,344

					3,020,744

Housewares(a)(b) – 0.1%
	American Greetings Corp.
	1,410,000	8.750		04/15/25	1,374,750

Insurance – 0.4%
	Highlands Holdings Bond Issuer, Ltd./Highlands Holdings Bond Co-Issuer, Inc.(a)(b)(h) (PIK 8.375%, Cash 7.625%)
	1,000,000	7.625		10/15/25	997,500
	MGIC Investment Corp.
	740,000	5.250	(b)	08/15/28	764,975
	1,275,000	9.000	(a)	04/01/63	1,641,562
	NMI Holdings, Inc.(a)(b)
	340,000	7.375		06/01/25	370,600

					3,774,637

Internet – 0.4%
	Cablevision Lightpath LLC(a)(b)
	795,000	5.625		09/15/28	802,950
	Getty Images, Inc.(a)(b)
	845,000	9.750		03/01/27	853,450
	Netflix, Inc.
EUR	1,224,000	3.875		11/15/29	1,579,689

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet – (continued)
	TripAdvisor, Inc.(a)(b)
	$900,000	7.000%		07/15/25	$933,750

					4,169,839

Iron/Steel(b) – 1.1%
	Baffinland Iron Mines Corp./Baffinland Iron Mines LP(a)
	3,890,000	8.750		07/15/26	4,084,500
	Big River Steel LLC/BRS Finance Corp.(a)
	225,000	6.625		01/31/29	231,750
	Carpenter Technology Corp.
	707,000	6.375		07/15/28	744,068
	Cleveland-Cliffs, Inc.(a)
	776,000	6.750		03/15/26	814,800
	Mineral Resources Ltd.(a)
	3,770,000	8.125		05/01/27	4,109,300

					9,984,418

Leisure Time(a) – 0.2%
	Carnival Corp.(b)
	1,000,000	9.875		08/01/27	1,045,000
	550,000	10.500		02/01/26	596,750
	550,000	11.500		04/01/23	607,750
	Royal Caribbean Cruises Ltd.
	130,000	4.250		06/15/23	133,778

					2,383,278

Lodging(a)(b) – 0.2%
	Diamond Resorts International, Inc.
	350,000	7.750		09/01/23	329,000
	1,235,000	10.750		09/01/24	1,120,763
	Wyndham Destinations, Inc.
	599,000	6.625		07/31/26	637,186

					2,086,949

Media – 4.4%
	Altice Financing SA(a)(b)
	2,805,000	7.500		05/15/26	2,927,719
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	150,000	5.375		06/01/29	161,625
	Cengage Learning, Inc.(a)(b)
	1,040,000	9.500		06/15/24	839,800
	CSC Holdings LLC(a)(b)
	150,000	6.500		02/01/29	166,313
	1,695,000	7.500		04/01/28	1,856,025
	Cumulus Media New Holdings, Inc.(a)(b)
	735,000	6.750		07/01/26	679,875
	Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(b)
	1,555,000	5.375		08/15/26	901,900
	2,020,000	6.625		08/15/27	838,300
	DISH DBS Corp.
	615,000	5.000		03/15/23	619,613
	180,000	5.875		11/15/24	181,575
	1,119,000	7.375	(b)	07/01/28	1,124,595
	275,000	7.750		07/01/26	291,500
	Entercom Media Corp.(a)(b)
	1,455,000	7.250		11/01/24	1,214,925

Corporate Obligations – (continued)
Media – (continued)
	Gray Television, Inc.(a)(b)
	575,000	4.750		10/15/30	566,375
	1,186,000	7.000		05/15/27	1,271,985
	Houghton Mifflin Harcourt Publishers, Inc.(a)(b)
	1,810,000	9.000		02/15/25	1,755,700
	iHeartCommunications, Inc.(b)
	137,309	8.375		05/01/27	133,876
	LCPR Senior Secured Financing DAC(a)(b)
	1,809,000	6.750		10/15/27	1,920,492
	Liberty Interactive LLC
	311,485	3.750	(b)	02/15/30	228,941
	3,981,765	4.000	(b)	11/15/29	2,876,825
	375,000	8.250		02/01/30	404,531
	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance(a)(b)
	1,215,000	7.875		05/15/24	899,100
	Nexstar Broadcasting, Inc.(a)(b)
	1,150,000	5.625		07/15/27	1,198,875
	Radiate Holdco LLC/Radiate Finance, Inc.(a)(b)
	1,250,000	6.500		09/15/28	1,287,500
	Salem Media Group, Inc.(a)(b)
	1,810,000	6.750		06/01/24	1,574,700
	Sinclair Television Group, Inc.(a)(b)
	1,000,000	5.500		03/01/30	940,000
	600,000	5.625		08/01/24	597,000
	986,000	5.875		03/15/26	976,140
	Sirius XM Radio, Inc.(a)(b)
	475,000	5.500		07/01/29	517,156
	TEGNA, Inc.(b)
	1,549,000	4.625(a)		03/15/28	1,525,765
	1,132,000	5.000		09/15/29	1,143,320
	Telenet Finance Luxembourg Notes S.a.r.l.(a)(b)
	1,400,000	5.500		03/01/28	1,468,250
	Univision Communications, Inc.(a)(b)
	1,613,000	6.625		06/01/27	1,629,130
	UPC Holding B.V.(b)
EUR	770,000	3.875		06/15/29	865,546
	Urban One, Inc.(a)(b)
	$2,665,000	7.375		04/15/22	2,485,112
	VTR Finance NV(a)(b)
	1,000,000	6.375		07/15/28	1,065,938
	Ziggo B.V.(a)(b)
	1,942,000	5.500		01/15/27	2,009,970

					41,145,992

Mining(b) – 2.2%
	Antofagasta PLC(a)
	3,000,000	2.375		10/14/30	2,948,703
	Eldorado Gold Corp.(a)
	2,754,000	9.500		06/01/24	2,974,320
	First Quantum Minerals Ltd.(a)
	1,560,000	6.500		03/01/24	1,548,300
	735,000	7.250		04/01/23	738,905
	3,242,000	7.500		04/01/25	3,242,810
	Freeport-McMoRan, Inc.
	247,000	3.875		03/15/23	254,719

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining(b) – (continued)
	Freeport-McMoRan, Inc. – (continued)
	$190,000	5.250%		09/01/29	$205,200
	2,100,000	5.450		03/15/43	2,388,750
	Hecla Mining Co.
	1,550,000	7.250		02/15/28	1,662,375
	Hudbay Minerals, Inc.(a)
	725,000	6.125		04/01/29	743,125
	Indonesia Asahan Aluminium Persero PT(a)
	800,000	4.750		05/15/25	869,000
	KME SE
EUR	564,000	6.750		02/01/23	453,590
	Mountain Province Diamonds, Inc.(a)
	$2,050,000	8.000		12/15/22	1,627,187
	New Gold, Inc.(a)
	945,000	6.375		05/15/25	973,350
	Northwest Acquisitions ULC/Dominion Finco, Inc.(a)
	1,260,000	7.125		11/01/22	12,600

					20,642,934

Miscellaneous Manufacturing(a)(b) – 0.4%
	Bombardier, Inc.
	295,000	6.000		10/15/22	264,762
	410,000	7.500		12/01/24	307,500
	340,000	7.500		03/15/25	246,500
	545,000	7.875		04/15/27	395,125
	LSB Industries, Inc.
	3,055,000	9.625		05/01/23	2,997,719

					4,211,606

Oil Field Services – 3.9%
	Apache Corp.(b)
	1,200,000	4.875		11/15/27	1,122,000
	Cenovus Energy, Inc.(b)
	559,000	5.375		07/15/25	589,259
	Chesapeake Energy Corp.(b)(e)
	195,000	7.000		10/01/24	9,263
	935,000	7.500		10/01/26	44,413
	195,000	11.500	(a)	01/01/25	30,225
	CITGO Petroleum Corp.(a)(b)
	656,000	7.000		06/15/25	608,440
	CNX Resources Corp.(a)
	535,000	2.250		05/01/26	564,622
	415,000	7.250	(b)	03/14/27	436,269
	CVR Energy, Inc.(a)(b)
	690,000	5.750		02/15/28	476,100
	Endeavor Energy Resources LP/EER Finance, Inc.(a)(b)
	2,182,000	5.500		01/30/26	2,198,365
	EQT Corp.(b)
	660,000	7.875		02/01/25	734,250
	800,000	8.750		02/01/30	992,000
	Extraction Oil & Gas, Inc.(a)(b)(e)
	1,940,000	5.625		02/01/26	465,600
	Gazprom PJSC via Gaz Finance PLC(a)(b)(g)
	1,300,000	4.599		10/26/49	1,294,215
	KazMunayGas National Co. JSC(a)(b)
	1,123,000	3.500		04/14/33	1,157,925
	MEG Energy Corp.(a)(b)
	2,677,000	7.125		02/01/27	2,397,923

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Noble Holding International Ltd.(b)(e)
	895,000	7.750		01/15/24	5,594
	670,000	8.950		04/01/45	4,610
	Occidental Petroleum Corp.
	930,000	2.700		08/15/22	859,087
	410,000	2.700	(b)	02/15/23	366,950
	450,000	4.400	(b)	04/15/46	302,625
	650,000	4.500	(b)	07/15/44	445,250
	505,000	4.625	(b)	06/15/45	342,137
	1,225,000	5.550	(b)	03/15/26	1,068,812
	813,000	6.375	(b)	09/01/28	711,375
	840,000	8.500	(b)	07/15/27	802,200
	Parkland Corp.(a)(b)
	890,000	5.875		07/15/27	917,812
	Petrobras Global Finance B.V.
	1,535,000	5.600	(b)	01/03/31	1,651,046
	695,000	6.900		03/19/49	786,490
	Petroleos de Venezuela SA(e)
	700,000	6.000		11/15/26	19,950
	Petroleos Mexicanos
	1,262,000	5.950	(b)	01/28/31	1,054,716
	1,400,000	6.500		03/13/27	1,292,375
	534,000	6.875	(a)(b)	10/16/25	523,854
	4,384,000	6.950	(b)	01/28/60	3,428,288
	1,233,000	7.690	(b)	01/23/50	1,023,328
	Petronas Capital Ltd.(b)
	1,243,000	3.500	(a)	04/21/30	1,384,130
	200,000	3.500		04/21/30	222,708
	400,000	4.550		04/21/50	499,066
	Shelf Drilling Holdings Ltd.(a)(b)
	430,000	8.250		02/15/25	137,600
	Southwestern Energy Co.(b)
	1,055,000	7.500		04/01/26	1,076,100
	70,000	7.750		10/01/27	72,275
	Tengizchevroil Finance Co. International Ltd.(a)(b)
	954,000	2.625		08/15/25	956,683
	Transocean Pontus Ltd.(a)(b)
	1,582,620	6.125		08/01/25	1,392,706
	Transocean, Inc.
	480,000	7.500		04/15/31	62,400
	USA Compression Partners LP/USA Compression Finance Corp.(b)
	1,755,000	6.875		04/01/26	1,755,000
	Valaris PLC(b)(e)
	350,000	5.850		01/15/44	25,375
	591,000	7.375		06/15/25	42,848
	Viper Energy Partners LP(a)(b)
	666,000	5.375		11/01/27	675,990

					37,030,249

Packaging(b) – 0.5%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)
	565,000	4.125		08/15/26	579,125
	895,000	5.250		08/15/27	920,731
	Cascades Inc/Cascades USA, Inc.(a)
	942,000	5.125		01/15/26	983,212
	334,000	5.375		01/15/28	350,700

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Packaging(b) – (continued)
	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC(a)
	$1,030,000	6.000%		09/15/28	$1,048,025
	Intertape Polymer Group, Inc.(a)
	735,000	7.000		10/15/26	773,588
	Trivium Packaging Finance BV
EUR	408,000	3.750		08/15/26	468,758

					5,124,139

Pharmaceuticals – 1.2%
	Bausch Health Americas, Inc.(a)(b)
	$973,000	8.500		01/31/27	1,064,219
	Bausch Health Cos., Inc.(a)(b)
	487,000	5.000		01/30/28	480,304
	1,500,000	5.250		01/30/30	1,477,500
	1,320,000	6.250		02/15/29	1,362,900
	Cheplapharm Arzneimittel GmbH(a)(b)
	482,000	5.500		01/15/28	488,025
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.(a)(b)
	946,000	6.000		06/30/28	730,785
	738,000	9.500		07/31/27	795,195
	Nidda Healthcare Holding GmbH(a)(b)
EUR	665,000	3.500		09/30/24	753,008
	Par Pharmaceutical, Inc.(a)(b)
	$1,474,000	7.500		04/01/27	1,564,282
	Teva Pharmaceutical Finance Co. B.V.
	1,800,000	2.950		12/18/22	1,723,500
	Teva Pharmaceutical Finance Netherlands III B.V.
	1,308,000	3.150		10/01/26	1,152,675

					11,592,393

Pipelines – 2.1%
	Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
	55,000	6.625		07/15/26	49,363
	Cheniere Energy Partners LP(b)
	455,000	4.500		10/01/29	463,531
	440,000	5.625		10/01/26	449,900
	CNX Midstream Partners LP/CNX Midstream Finance Corp.(a)(b)
	1,895,000	6.500		03/15/26	1,913,950
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(b)
	1,360,000	5.750		04/01/25	1,230,800
	275,000	6.250		04/01/23	266,063
	DCP Midstream Operating LP
	970,000	5.625	(b)	07/15/27	1,006,375
	425,000	8.125		08/16/30	476,000
	Energy Transfer Operating LP(b)
	295,000	5.250		04/15/29	319,284
	EnLink Midstream LLC(b)
	1,665,000	5.375		06/01/29	1,423,575
	EnLink Midstream Partners LP(b)
	165,000	4.850		07/15/26	140,663
	EQM Midstream Partners LP(a)(b)
	724,000	6.500		07/01/27	763,820
	Galaxy Pipeline Assets Bidco Ltd.(a)
	2,700,000	2.625		03/31/36	2,679,723
	747,000	3.250		09/30/40	733,927

Corporate Obligations – (continued)
Pipelines – (continued)
	Global Partners LP/GLP Finance Corp.(b)
	533,000	6.875	(a)	01/15/29	548,324
	942,000	7.000		08/01/27	967,905
	KazTransGas JSC
	540,000	4.375		09/26/27	589,106
	New Fortress Energy, Inc.(a)(b)
	358,000	6.750		09/15/25	369,187
	NuStar Logistics LP(b)
	801,000	6.375		10/01/30	805,005
	Rockies Express Pipeline LLC(a)(b)
	1,100,000	4.950		07/15/29	1,061,500
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
	967,000	6.000		03/01/27	908,980
	680,000	7.500		10/01/25	683,400
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(b)
	1,250,000	5.375		02/01/27	1,256,250
	Western Midstream Operating LP(b)
	509,000	5.500		08/15/48	409,745

					19,516,376

Real Estate – 1.4%
	China Evergrande Group
	1,890,000	8.250	(b)	03/23/22	1,588,781
	2,000,000	9.500		04/11/22	1,705,625
	Haya Real Estate SA(b)
EUR	569,000	5.250		11/15/22	514,138
	Kaisa Group Holdings Ltd.(b)
	$650,000	9.375		06/30/24	588,148
	1,000,000	11.950	(a)	10/22/22	1,023,438
	720,000	11.950		10/22/22	736,875
	Realogy Group LLC/Realogy Co.-Issuer Corp.(a)(b)
	521,000	7.625		06/15/25	550,306
	Saracen Development LLC(a)(b)(h) (PIK 3.000%, Cash 11.000%)
	1,509,316	11.000		10/15/25	1,727,412
	Sunac China Holdings Ltd.(b)
	457,000	7.875		02/15/22	463,998
	1,620,000	8.350		04/19/23	1,659,488
	WeWork Cos., Inc.(a)
	1,440,000	7.875		05/01/25	914,400
	Yuzhou Group Holdings Co. Ltd.(b)
	880,000	7.700		02/20/25	875,875
	Zhenro Properties Group, Ltd.(b)
	837,000	7.350		02/05/25	814,244

					13,162,728

Real Estate Investment Trust(b) – 0.9%
	Diversified Healthcare Trust
	1,000,000	9.750		06/15/25	1,098,318
	Iron Mountain, Inc.(a)
	720,000	4.875		09/15/29	723,600
	831,000	5.625		07/15/32	855,930
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a)
	1,430,000	5.250		03/15/22	1,388,887
	130,000	5.250		10/01/25	118,788

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(b) – (continued)
	New Residential Investment Corp.(a)
	$3,770,000	6.250%		10/15/25	$3,609,775
	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC(a)
	125,000	6.000		04/15/23	126,562
	180,000	7.125		12/15/24	171,900

					8,093,760

Retailing – 1.0%
	1011778 BC ULC/New Red Finance, Inc.(a)(b)
	1,153,000	5.000		10/15/25	1,181,825
	Beacon Roofing Supply, Inc.(a)(b)
	806,000	4.875		11/01/25	790,887
	Carvana Co.(a)(b)
	1,278,000	5.875		10/01/28	1,258,830
	Golden Nugget, Inc.(a)(b)
	730,000	6.750		10/15/24	617,763
	Guitar Center, Inc.(a)(b)
	330,000	9.500	(e)	10/15/21	286,275
	65,000	10.000	(i)	05/15/22	65,325
	(PIK 8.000%, Cash 5.000%)
	1,999,438	13.000	(e)(h)	04/15/22	899,747
	IRB Holding Corp.(a)(b)
	815,000	7.000		06/15/25	865,937
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)(b)
	820,000	4.750		06/01/27	846,650
	215,000	5.250		06/01/26	221,988
	Mariposa Borrower, Inc.(a)(i)
	605,000	8.000		10/15/21	365,269
	Rite Aid Corp.
	125,000	6.875	(a)	12/15/28	90,469
	230,000	7.700		02/15/27	178,250
	836,000	8.000	(a)(b)	11/15/26	838,090
	Yum! Brands, Inc.
	615,000	6.875		11/15/37	741,075

					9,248,380

Semiconductors(a)(b) – 0.1%
	Microchip Technology, Inc.
	655,000	4.250		09/01/25	677,925

Software(a)(b) – 0.2%
	Logan Merger Sub, Inc.
	794,000	5.500		09/01/27	803,925
	Veritas US, Inc./Veritas Bermuda Ltd.
	880,000	7.500		09/01/25	888,800

					1,692,725

Sovereign – 0.3%
	1MDB Global Investments Ltd.
	400,000	4.400		03/09/23	398,000
	CBB International Sukuk Programme Co. SPC(a)
	1,186,000	3.950		09/16/27	1,177,105
	Malaysia Sukuk Global Bhd
	806,000	3.179		04/27/26	895,163
	The Third Pakistan International Sukuk Co. Ltd.
	255,000	5.500		10/13/21	254,044

					2,724,312

Corporate Obligations – (continued)
Telecommunication Services – 1.9%
	Altice France Holding SA(b)
	707,000	6.000	(a)	02/15/28	676,069
EUR	414,000	8.000		05/15/27	504,837
	$1,520,000	10.500	(a)	05/15/27	1,675,800
	Altice France SA(a)(b)
	2,875,000	7.375		05/01/26	3,000,781
	CommScope, Inc.(a)(b)
	265,000	6.000		03/01/26	274,275
	1,000,000	7.125		07/01/28	1,002,500
	2,675,000	8.250		03/01/27	2,768,625
	Consolidated Communications, Inc.(a)(b)
	435,000	6.500		10/01/28	446,962
	Digicel Ltd.(a)(b)
	210,000	6.750		03/01/23	130,200
	Frontier Communications Corp.(e)
	915,000	6.875	(b)	01/15/25	356,850
	665,000	7.125		01/15/23	259,350
	575,000	10.500	(b)	09/15/22	237,906
	Intelsat Jackson Holdings SA(b)(e)
	350,000	5.500		08/01/23	208,687
	135,000	9.750	(a)	07/15/25	83,869
	Intelsat Luxembourg SA(b)(e)
	255,000	8.125		06/01/23	8,288
	T-Mobile USA, Inc.(b)
	440,000	4.750		02/01/28	469,700
	Telecom Italia Capital SA
	376,000	6.000		09/30/34	435,690
	Telecom Italia Finance SA
EUR	475,000	7.750		01/24/33	791,426
	Telecom Italia SpA(a)
	$1,745,000	5.303		05/30/24	1,882,518
	Telesat Canada/Telesat LLC(a)(b)
	1,376,000	6.500		10/15/27	1,369,120
	Trilogy International Partners LLC/Trilogy International Finance, Inc.(a)(b)
	90,000	8.875		05/01/22	82,350
	Windstream Escrow LLC/Windstream Escrow Finance Corp.(a)(b)
	1,100,000	7.750		08/15/28	1,062,875

					17,728,678

Transportation(a)(b) – 0.1%
	Western Global Airlines LLC
	610,000	10.375		08/15/25	629,825

Trucking & Leasing(a)(b) – 0.2%
	Fortress Transportation & Infrastructure Investors LLC
	370,000	6.500		10/01/25	363,525
	735,000	6.750		03/15/22	730,406
	1,000,000	9.750		08/01/27	1,060,000

					2,153,931

	TOTAL CORPORATE OBLIGATIONS
	(Cost $381,744,680)				$375,951,290

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – 20.7%
Advertising(g) – 0.4%
BidFair MergerRight, Inc. (1M LIBOR + 5.500%)
$323,249	6.500%	01/15/27	$320,285
Clear Channel Outdoor Holdings, Inc. (3M LIBOR + 3.500%)
2,971,241	3.714	08/21/26	2,699,580
ExGen Renewables IV LLC (3M LIBOR + 3.000%)
394,615	4.000	11/28/24	391,655

			3,411,520

Aerospace & Defense(g) – 0.2%
Blackstone CQP Holding Co. LP (3M LIBOR + 3.500%)
493,750	3.725	09/30/24	482,147
TransDigm, Inc.
(1M LIBOR + 2.250%)
748,116	2.398	08/22/24	702,563
(1M LIBOR + 2.250%)
496,250	2.398	12/09/25	466,103

			1,650,813

Airlines(g) – 0.2%
Allegiant Travel Co. (3M LIBOR + 3.000%)
497,475	3.254	02/05/24	465,552
American Airlines, Inc.
(1M LIBOR + 2.000%)
414,299	2.145	04/28/23	341,796
(1M LIBOR + 2.000%)
190,544	2.148	12/15/23	157,502
Kestrel Bidco, Inc. (6M LIBOR + 3.000%)
488,530	4.000	12/11/26	427,923
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (3M LIBOR + 5.250%)
250,000	6.250	06/25/27	253,703
United Airlines, Inc. (1M LIBOR + 1.750%)
488,608	1.902	04/01/24	454,102

			2,100,578

Automotive(g) – 0.1%
Adient US LLC (1M LIBOR + 4.250%)
795,970	4.398	05/06/24	783,632

Automotive – Parts(g) – 0.7%
Gates Global LLC (1M LIBOR + 2.750%)
262,027	3.750	04/01/24	256,569
Jaguar Holding Company II (1M LIBOR + 2.500%)
3,533,100	3.500	08/18/22	3,503,775
Navistar International Corp. (1M LIBOR + 3.500%)
486,250	3.650	11/06/24	480,780
Panther BF Aggregator 2 LP (1M LIBOR + 3.500%)
1,555,429	3.648	04/30/26	1,508,377
SkillSoft Corp. (3M LIBOR + 7.500%)
986,442	8.500	12/27/24	988,089

			6,737,590

Building Materials(g) – 0.1%
Ingersoll-Rand Services Co. (1M LIBOR + 1.750%)
597,000	1.898	03/01/27	576,105
Quikrete Holdings, Inc. (1M LIBOR + 2.500%)
744,375	2.648	02/01/27	728,929

			1,305,034

Bank Loans(j) – (continued)
Chemicals(g) – 0.1%
H.B. Fuller Co. (1M LIBOR + 2.000%)
$312,835	2.151%	10/20/24	$306,969
PQ Corp. (3M LIBOR + 3.000%)
997,500	4.000	02/07/27	986,777

			1,293,746

Commercial Services(g) – 0.1%
Garda World Security Corp. (1M LIBOR + 4.750%)
171,766	4.900	10/30/26	170,822
Monitronics International, Inc. (1M LIBOR + 6.500%)
164,923	7.750	03/29/24	129,121
The Hertz Corp. (1M LIBOR + 2.750%)
326,284	3.500	06/30/23	303,376
Wand NewCo 3, Inc. (1M LIBOR + 3.000%)
496,250	3.148	02/05/26	477,333

			1,080,652

Computers(g) – 0.1%
NCR Corp. (1M LIBOR + 2.500%)
633,290	2.650	08/28/26	612,182

Consumer Cyclical Services(g) – 0.1%
Equinox Holdings, Inc. (3M LIBOR + 3.000%)
1,230,964	4.000	03/08/24	892,609

Consumer Discretionary(g) – 0.1%
CWGS Group LLC (1M LIBOR + 2.750%)
1,034,790	3.500	11/08/23	1,009,023

Consumer Noncyclical(g) – 0.5%
Coty, Inc. (1M LIBOR + 1.750%)
564,258	1.890	04/05/23	512,064
Jacobs Douwe Egberts International B.V. (1M LIBOR + 2.000%)
1,055,853	2.188	11/01/25	1,051,894
Lifescan Global Corp. (3M LIBOR + 6.000%)
2,859,166	6.234	10/01/24	2,671,890
NeuStar, Inc. (1M LIBOR + 8.000%)
223,680	9.000	08/08/25	189,918

			4,425,766

Consumer Products – Household & Leisure(g) – 0.1%
Coty, Inc. (1M LIBOR + 2.250%)
130,998	2.390	04/07/25	114,378
Revlon Consumer Products Corp. (3M LIBOR + 3.500%)
2,742,928	4.250	09/07/23	685,732

			800,110

Consumer Products – Non Durable(g) – 0.2%
Alphabet Holding Co., Inc. (1M LIBOR + 3.500%)
740,496	3.648	09/26/24	714,208
Kronos Acquisition Holdings, Inc. (3M LIBOR + 4.000%)
1,165,452	5.000	05/15/23	1,096,282

			1,810,490

Distribution & Wholesale(g) – 0.1%
American Tire Distributors Holdings, Inc. (1M LIBOR + 7.500%)
850,886	8.500	09/02/24	718,395

Diversified Financial Services(g) – 0.1%
Milano Acquisition Corp. (3M LIBOR + 4.000%)
500,000	4.750	10/01/27	490,835

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(j) – (continued)
Electrical(g) – 0.1%
Pacific Gas & Electric Co. (3M LIBOR + 4.500%)
$246,250	5.500%		06/23/25	$243,172
Vistra Operations Co. LLC (1M LIBOR + 1.750%)
991,783	1.895		12/31/25	967,613

				1,210,785

Energy(g) – 0.1%
Epic Y-Grade Services LP (3M LIBOR + 6.000%)
1,136,406	7.000		07/30/27	894,920
Peabody Energy Corp. (1M LIBOR + 2.750%)
198,473	2.898		03/31/25	60,818

				955,738

Energy – Exploration & Production – 0.1%
Fieldwood Energy LLC
2,970,133	0.000	(i)	04/11/22	623,728
425,300	0.000		04/11/23	98

				623,826

Entertainment(g) – 0.6%
AMC Entertainment Holdings, Inc. (3M LIBOR + 3.000%)
1,061,899	3.220		04/22/26	591,499
Crown Finance US, Inc. (6M LIBOR + 2.500%)
770,779	2.769		02/28/25	428,615
Delta 2 (LUX) S.a.r.l. (1M LIBOR + 2.500%)
1,785,000	3.500		02/01/24	1,709,137
East Valley Tourist Development Authority(i) (3M LIBOR + 8.000%)
731,223	9.000		03/07/22	672,725
Life Time Fitness, Inc. (3M LIBOR + 2.750%)
959,057	3.750		06/10/22	883,416
The Stars Group Holdings B.V. (3M LIBOR + 3.500%)
1,617,240	3.720		07/10/25	1,615,073

				5,900,465

Environmental(g) – 0.3%
GFL Environmental, Inc. (1M LIBOR + 3.000%)
3,163,974	4.000		05/30/25	3,131,448

Finance(g) – 0.0%
Clarke Holdings Corp. (3M LIBOR + 4.750%)
136,452	5.750		11/03/23	106,320

Financial Services – 0.1%
Delos Finance S.a.r.l.(g) (3M LIBOR + 1.750%)
130,000	1.970		10/06/23	125,585
Ditech Holding Corp. (i)
283,670	0.000		06/30/22	83,683
Mega Broadband Investments LLC(k)
1,000,000	0.000		10/08/27	991,000

				1,200,268

Food & Beverage(g) – 0.4%
8th Avenue Food & Provisions, Inc. (1M LIBOR + 3.500%)
491,250	3.647		10/01/25	483,778
BellRing Brands LLC (1M LIBOR + 5.000%)
1,332,692	6.000		10/21/24	1,335,691
US Foods, Inc. (1M LIBOR + 1.750%)
2,009,507	1.898		06/27/23	1,918,577

				3,738,046

Bank Loans(j) – (continued)
Food & Drug Retailing(g) – 0.0%
B&G Foods, Inc. (1M LIBOR + 2.500%)
412,917	2.648		10/10/26	409,923

Gaming(g) – 0.8%
Affinity Gaming LLC (3M LIBOR + 3.250%)
516,790	4.250		07/01/23	474,413
Caesars Resort Collection LLC (1M LIBOR + 2.750%)
2,875,790	2.898		12/23/24	2,689,669
CCM Merger, Inc. (3M LIBOR + 1.250%)
994,681	4.500		08/08/21	985,669
CityCenter Holdings LLC (1M LIBOR + 2.250%)
1,170,923	3.000		04/18/24	1,099,204
Mashantucket (Western) Pequot Tribe (1M LIBOR + 7.1250%)
1,484,127	8.375		12/31/20	1,432,183
Scientific Games International, Inc. (1M LIBOR + 2.750%)
768,443	2.898		08/14/24	713,453

				7,394,591

Health Care – Medical Products(g) – 0.4%
Carestream Dental Equiment, Inc (3M LIBOR + 3.250%)
339,500	4.250		09/01/24	312,907
Carestream Health, Inc. (3M LIBOR + 6.750%)
2,042,550	7.000		02/28/21	1,919,997
Viant Medical Holdings, Inc. (1M LIBOR + 3.750%)
735,073	3.898		07/02/25	672,901
Vyaire Medical, Inc. (3M LIBOR + 4.750%)
587,342	5.750		04/16/25	430,962

				3,336,767

Health Care – Pharmaceuticals – 0.9%
Bausch Health Co., Inc.(g) (1M LIBOR + 3.000%)
3,784,904	3.149		06/02/25	3,691,871
Bausch Health Cos., Inc.(g) (1M LIBOR + 2.750%)
630,588	2.899		11/27/25	615,088
Concordia International Corp.
1,236,480	0.000		09/06/24	1,199,386
Grifols Worldwide Operations USA, Inc.(g) (1 Week LIBOR + 2.000%)
1,985,000	2.094		11/15/27	1,933,648
Mallinckrodt International Finance S.A.(g)
(3M LIBOR + 2.750%)
1,250,443	5.500		09/24/24	1,151,032
(3M LIBOR + 5.000%)
210,992	5.750		02/24/25	193,982

				8,785,007

Health Care – Services(g) – 2.1%
AHP Health Partners, Inc. (1M LIBOR + 4.500%)
1,727,081	5.500		06/30/25	1,717,375
Air Methods Corp. (3M LIBOR + 3.500%)
273,400	4.500		04/22/24	232,879
Athenahealth, Inc. (3M LIBOR + 4.500%)
248,111	4.750		02/11/26	242,528
ATI Holdings Acquisition, Inc. (3M LIBOR + 3.500%)
373,026	4.500		05/10/23	349,152
BW NHHC Holdco, Inc. (3M LIBOR + 5.000%)
249,362	5.270		05/15/25	211,594

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – (continued)
Health Care – Services(g) – (continued)
Change Healthcare Holdings LLC (3M LIBOR + 2.500%)
$1,694,514	3.500%	03/01/24	$1,651,948
DaVita, Inc. (1M LIBOR + 1.750%)
595,500	1.898	08/12/26	581,803
Gentiva Health Services, Inc. (1M LIBOR + 3.250%)
1,990,000	3.438	07/02/25	1,945,225
IQVIA, Inc. (3M LIBOR + 1.750%)
487,503	1.970	06/11/25	478,158
MED ParentCo. LP
(1M LIBOR + 4.250%)
198,934	4.398	08/31/26	188,822
(1M LIBOR + 4.250%)
34,904	4.398	08/31/26	34,193
Parexel International Corp. (1M LIBOR + 2.750%)
2,982,553	2.898	09/27/24	2,856,868
Phoenix Guarantor, Inc. (1M LIBOR + 3.250%)
347,375	3.397	03/05/26	335,797
Quorum Health Corp. (3M LIBOR + 8.250%)
62,204	9.250	04/29/25	57,176
RegionalCare Hospital Partners Holdings, Inc. (1M LIBOR + 3.750%)
2,495,465	3.898	11/16/25	2,417,881
Select Medical Corp. (3M LIBOR + 2.500%)
729,077	2.780	03/06/25	709,253
Surgery Center Holdings, Inc. (1M LIBOR + 3.250%)
1,617,053	4.250	09/03/24	1,529,878
Team Health Holdings, Inc. (1M LIBOR + 2.750%)
3,789,520	3.750	02/06/24	3,078,985
Verscend Holding Corp. (1M LIBOR + 4.500%)
1,013,646	4.648	08/27/25	993,059

			19,612,574

Health Care Providers & Services(g) – 0.2%
Envision Healthcare Corp. (1M LIBOR + 3.750%)
3,211,318	3.898	10/10/25	2,282,380

Hotels, Restaurants & Leisure(g) – 0.0%
Carnival Corp. (1M LIBOR + 7.500%)
149,625	8.500	06/30/25	150,523

Insurance(g) – 0.2%
Acrisure LLC (1M LIBOR + 3.500%)
497,500	3.648	02/15/27	478,575
Alliant Holdings Intermediate LLC (1M LIBOR + 2.750%)
493,687	2.898	05/09/25	474,724
HUB International Ltd. (3M LIBOR + 3.000%)
496,193	3.215	04/25/25	476,489
USI, Inc. (3M LIBOR + 3.000%)
496,164	3.220	05/16/24	477,454

			1,907,242

Internet(k) – 0.1%
Cablevision Lightpath LLC
1,000,000	0.000	09/15/27	985,000

Leisure Time(g) – 0.1%
ClubCorp Holdings, Inc. (3M LIBOR + 2.750%)
836,864	2.970	09/18/24	701,008

Bank Loans(j) – (continued)
Lodging(g) – 0.2%
Boyd Gaming Corp. (1 Week LIBOR + 2.250%)
1,443,858	2.344	09/15/23	1,400,990
Station Casinos LLC (1M LIBOR + 2.250%)
97,439	2.500	02/08/27	93,135

			1,494,125

Machinery(g) – 0.1%
Apex Tool Group LLC (1M LIBOR + 5.250%)
490,506	6.500	08/01/24	463,249
NN, Inc.
(1M LIBOR + 5.750%)
18,980	5.898	10/19/22	18,736
(1M LIBOR + 5.750%)
56,226	6.500	10/19/22	55,503

			537,488

Media – 1.1%
CSC Holdings LLC(g)
(1M LIBOR + 2.250%)
884,084	2.398	07/17/25	851,718
(1M LIBOR + 2.250%)
179,543	2.398	01/15/26	173,203
Gray Television, Inc.(g) (1M LIBOR + 2.500%)
1,742,742	2.649	01/02/26	1,694,381
iHeartCommunications, Inc.(g) (1M LIBOR + 3.000%)
3,883,963	3.148	05/01/26	3,640,516
Sinclair Television Group, Inc.(g)
(1M LIBOR + 2.250%)
1,275,446	2.400	01/03/24	1,233,089
(1M LIBOR + 2.500%)
16,306	2.650	09/30/26	15,776
The McClatchy Co.(i)
1,766,000	10.000	07/15/26	1,748,340
WideOpenWest Finance LLC(g) (1M LIBOR + 3.250%)
897,686	4.250	08/18/23	877,865
Ziggo Financing Partnership B.V.(g) (1M LIBOR + 2.500%)
240,000	2.648	04/30/28	229,963

			10,464,851

Media – Broadcasting & Radio(g) – 0.4%
Meredith Corp. (1M LIBOR + 4.250%)
498,750	5.250	01/31/25	487,114
Metro-Goldwyn-Mayer, Inc. (1M LIBOR + 2.500%)
1,229,934	2.645	07/03/25	1,173,566
Nexstar Broadcasting, Inc. (1M LIBOR + 2.250%)
1,250,176	2.402	01/17/24	1,215,597
Univision Communications, Inc. (1M LIBOR + 2.750%)
181,712	3.750	03/15/24	175,494
Urban One, Inc. (1M LIBOR + 4.000%)
495,170	5.000	04/18/23	429,560

			3,481,331

Media – Non Cable(g) – 0.8%
Cengage Learning, Inc. (6M LIBOR + 4.250%)
1,888,257	5.250	06/07/23	1,684,098
Entercom Media Corp. (1M LIBOR + 2.500%)
483,547	2.652	11/18/24	466,019

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(j) – (continued)
Media – Non Cable(g) – (continued)
Lions Gate Capital Holdings LLC (1M LIBOR + 2.250%)
$1,389,555	2.398%		03/24/25	$1,338,322
McGraw-Hill Global Education Holdings LLC(1 Week LIBOR + 4.000%)
2,631,726	5.000		05/04/22	2,373,159
Nielsen Finance LLC (1M LIBOR + 2.000%)
1,477,670	2.147		10/04/23	1,441,290
William Morris Endeavor Entertainment LLC (1M LIBOR + 2.750%)
248,673	2.900		05/18/25	210,661

				7,513,549

Metal Fabricate/Hardware(g) – 0.0%
Advanced Drainage Systems, Inc. (1M LIBOR + 2.250%)
96,964	2.438		07/31/26	96,075

Noncaptive – Financial(g) – 0.1%
Avolon TLB Borrower 1 (US) LLC (1M LIBOR + 1.750%)
554,569	2.500		01/15/25	532,802

Oil & Gas Services(g) – 0.2%
Citgo Petroleum Corp. (3M LIBOR + 5.000%)
827,625	6.000		03/28/24	770,378
Delek US Holdings, Inc. (1M LIBOR + 2.250%)
492,453	2.398		03/31/25	459,562
EG America LLC (3M LIBOR + 4.000%)
538,718	4.220		02/07/25	514,815
EG Group Ltd. (3M LIBOR + 4.000%)
397,959	4.220		02/07/25	380,302

				2,125,057

Oil Field Services – 0.0%
California Resources Corp.
250,000	0.000		12/31/22	89,793
250,000	0.000		12/31/21	4,075
Valaris PLC(i)(k)
182,221	0.000		08/17/21	182,221

				276,089

Packaging(g) – 0.3%
Berry Global, Inc. (1M LIBOR + 2.000%)
496,231	2.147		07/01/26	479,741
Klockner-Pentaplast of America, Inc. (6M LIBOR + 4.250%)
855,593	5.250		06/30/22	828,394
Reynolds Group Holdings, Inc.
(1M LIBOR + 2.750%)
540,831	2.898		02/05/23	530,090
(1M LIBOR + 3.250%)
1,000,000	3.398		02/05/26	975,000

				2,813,225

Pharmaceuticals(g) – 0.4%
Alphabet Holding Co., Inc. (1M LIBOR + 7.750%)
350,000	7.898		09/26/25	336,249
Amneal Pharmaceuticals LLC (1M LIBOR + 3.500%)
248,096	3.688		05/04/25	236,207
Catalent Pharma Solutions, Inc. (1M LIBOR + 2.250%)
397,980	3.250		05/18/26	395,492

Bank Loans(j) – (continued)
Pharmaceuticals(g) – (continued)
Endo Finance Co. (Luxembourg) S.a.r.l. (3M LIBOR + 4.250%)
2,573,655	5.000		04/29/24	2,438,538
Patterson Medical Holdings, Inc. (3M LIBOR + 4.750%)
782,731	5.750		08/29/22	744,377

				4,150,863

Pipelines(g) – 0.0%
Traverse Midstream Partners LLC (1M LIBOR + 5.500%)
443,675	6.500		09/27/24	408,021

Real Estate(g) – 0.2%
Fly Funding II S.a.r.l. (3M LIBOR + 1.750%)
956,398	1.990		08/11/25	824,491
Realogy Group LLC
(1M LIBOR + 2.250%)
295,497	2.398		02/08/23	285,341
(1M LIBOR + 2.250%)
486,250	3.000		02/08/25	465,152

				1,574,984

Restaurants(g) – 0.2%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 1.750%)
2,069,300	1.898		11/19/26	1,982,224

Retail(k) – 0.1%
Midas Intermediate Holdco II LLC
1,130,000	0.000		08/18/21	1,062,980

Retailers – 0.8%
Academy Ltd.(g) (1M LIBOR + 4.000%)
1,951,637	5.000		07/01/22	1,943,909
Belk, Inc.(g)(i) (3M LIBOR + 4.750%)
676,689	5.750		12/12/22	290,976
J.C. Penney Co., Inc. (1M LIBOR + 11.750%)
550,000	13.000		11/16/20	742,500
Petco Animal Supplies, Inc.(g) (3M LIBOR + 3.250%)
267,080	4.250		01/26/23	247,783
PetSmart, Inc.(g) (3M LIBOR + 3.500%)
4,034,801	4.500		03/11/22	3,986,625
Serta Simmons Bedding LLC(g)
(3M LIBOR + 3.500%)
85,221	4.500	(i)	11/08/23	42,611
(3M LIBOR + 8.000%)
156,560	9.000		11/08/24	53,622

				7,308,026

Retailing(g) – 0.0%
Golden Nugget, Inc. (1M LIBOR + 2.500%)
248,654	3.250		10/04/23	218,505

Semiconductors(g) – 0.1%
Bright Bidco B.V. (6M LIBOR + 3.500%)
1,402,126	4.500		06/30/24	652,928
MACOM Technology Solutions Holdings, Inc. (1M LIBOR + 2.250%)
496,154	2.398		05/17/24	478,540
Microchip Technology, Inc. (1M LIBOR + 2.000%)
103,828	2.150		05/29/25	102,574

				1,234,042

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – (continued)
Services Cyclical – Business Services – 0.3%
Asurion LLC(g) (1M LIBOR + 3.000%)
$493,687	3.148%	11/03/24	$483,902
SeaWorld Parks & Entertainment, Inc.(g) (1M LIBOR + 3.000%)
1,489,247	3.750	03/31/24	1,388,455
Tempo Acquisition LLC(g) (1M LIBOR + 2.750%)
733,106	2.898	05/01/24	708,136
Travelport Finance (Luxembourg) S.a.r.l.(k)
500,000	0.000	02/28/25	470,715

			3,051,208

Software(g) – 0.4%
Rackspace Hosting, Inc. (3M LIBOR + 3.000%)
3,467,808	4.000	11/03/23	3,385,899

Technology – Hardware(g) – 0.2%
CommScope, Inc. (1M LIBOR + 3.250%)
2,374,229	3.398	04/06/26	2,287,308

Technology – Software(g) – 0.2%
Informatica LLC (1M LIBOR + 3.250%)
995,000	3.398	02/25/27	959,677
The Dun & Bradstreet Corp. (1M LIBOR + 3.750%)
179,549	3.906	02/06/26	176,594
The Ultimate Software Group, Inc. (3M LIBOR + 4.000%)
1,000,000	4.750	05/04/26	993,130

			2,129,401

Technology – Software/Services – 2.2%
Ahead Data Blue LLC(g) (3M LIBOR + 5.000%)
500,000	6.000	10/13/27	478,750
Ancestry.com Operations, Inc.(g) (1M LIBOR + 3.750%)
496,192	4.750	10/19/23	494,704
Banff Merger Sub, Inc.(g) (1M LIBOR + 4.250%)
207,259	4.398	10/02/25	201,116
Blackboard, Inc.(g) (3M LIBOR + 6.000%)
495,620	7.000	06/30/24	478,120
Ceridian HCM Holding, Inc.(g) (1 Week LIBOR + 2.500%)
992,405	2.594	04/30/25	957,979
Conduent Business Services LLC(g) (1M LIBOR + 1.750%)
986,486	1.898	12/07/22	935,515
Dynatrace LLC(g) (1M LIBOR + 2.250%)
353,946	2.398	08/22/25	347,090
Epicor Software Corp.(g) (1M LIBOR + 4.250%)
1,000,000	5.250	07/30/27	995,250
Finastra USA, Inc.(g) (3M LIBOR + 3.500%)
2,412,080	4.500	06/13/24	2,272,710
Greeneden U.S. Holdings II, LLC(k)
500,000	0.000	10/08/27	491,565
MA FinanceCo. LLC(g) (1M LIBOR + 2.500%)
243,641	2.648	06/21/24	229,022
Mavenir Systems, Inc.(g) (3M LIBOR + 6.000%)
587,970	7.000	05/08/25	583,560
McAfee LLC(g) (1M LIBOR + 3.750%)
1,981,852	3.895	09/30/24	1,959,814
Perforce Software, Inc.(g) (1M LIBOR + 3.750%)
248,125	3.898	07/01/26	241,257
Pitney Bowes, Inc.(g) (1M LIBOR + 5.500%)
61,729	5.650	01/07/25	60,772

Bank Loans(j) – (continued)
Technology – Software/Services – (continued)
Refinitiv US Holdings, Inc.(g) (1M LIBOR + 3.250%)
3,029,945	3.398	10/01/25	2,981,193
Seattle SpinCo, Inc.(g) (1M LIBOR + 2.500%)
1,645,366	2.648	06/21/24	1,546,644
SS&C Holdings Europe S.a.r.l.(g) (1M LIBOR + 1.750%)
581,118	1.898	04/16/25	564,050
SS&C Technologies, Inc.(g) (1M LIBOR + 1.750%)
827,132	1.898	04/16/25	802,839
Syniverse Holdings, Inc.(g) (3M LIBOR + 5.000%)
3,603,641	6.000	03/09/23	2,792,822
Tibco Software, Inc.(g) (1M LIBOR + 3.750%)
362,339	3.900	06/30/26	350,563
TTM Technologies, Inc.(g) (1M LIBOR + 2.500%)
125,912	2.649	09/28/24	123,394
Western Digital Corp.(g) (1M LIBOR + 1.750%)
315,095	1.898	04/29/23	312,180
Zelis Healthcare Corp.(g) (1M LIBOR + 4.750%)
248,125	4.898	09/30/26	246,309

			20,447,218

Telecommunication Services – 1.6%
Altice France SA(g) (3M LIBOR + 4.000%)
982,462	4.237	08/14/26	952,065
CenturyLink, Inc.(g) (1M LIBOR + 2.250%)
1,488,750	2.398	03/15/27	1,430,555
Connect Finco S.a.r.l.(g) (1M LIBOR + 4.500%)
248,750	5.500	12/11/26	243,277
Frontier Communications Corp.(g) (3M LIBOR + 2.750%)
4,281,201	6.000	06/15/24	4,196,562
GTT Communications, Inc.(k)
185,000	0.000	05/31/25	157,413
Intelsat Jackson Holdings Ltd.(k)
500,000	0.000	01/02/24	502,220
Intelsat Jackson Holdings SA(g) (1M LIBOR + 4.750%)
6,077,000	8.000	11/27/23	6,098,938
IQOR US Inc.(c)(g)
374,994	0.000	04/01/21	238,871
MLN US Holding Co. LLC(g) (1M LIBOR + 4.500%)
246,859	4.648	11/30/25	201,217
Plantronics, Inc.(g) (1M LIBOR + 2.500%)
500,321	2.648	07/02/25	478,017
Riverbed Technology, Inc.(g) (3M LIBOR + 3.250%)
794,223	4.250	04/24/22	707,684
West Corp.(g) (1M LIBOR + 3.500%)
105,025	4.500	10/10/24	97,269

			15,304,088

Telecommunications(g) – 0.1%
Maxar Technologies Ltd. (1M LIBOR + 2.750%)
984,737	2.900	10/04/24	947,602

Telecommunications – Internet & Data – 0.3%
Avaya, Inc.(g)
(1M LIBOR + 4.250%)
2,182,286	4.398	12/15/24	2,141,368
(1M LIBOR + 4.250%)
500,000	4.398	12/15/27	482,250

			2,623,618

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – (continued)
Telecommunications – Satellites(g) – 0.2%
West Corp. (1M LIBOR + 4.000%)
$1,605,564	5.000%	10/10/24	$1,491,425
Windstream Services LLC(12M LIBOR + 5.000%)
318,733	5.000	03/29/21	191,240

			1,682,665

Textiles(g) – 0.0%
Boardriders, Inc. (3M LIBOR + 8.000%)
450,230	7.500	04/23/24	157,581

Transportation(g) – 0.2%
CEVA Logistics Finance B.V. (3M LIBOR + 5.000%)
493,750	5.220	08/04/25	463,355
HGIM Corp. (3M LIBOR + 6.000%)
185,537	7.000	07/02/23	88,362
Uber Technologies (1M LIBOR + 3.500%)
1,225,141	3.648	07/13/23	1,202,868

			1,754,585

Wireless(g) – 0.1%
Liberty Latin America Ltd. (1M LIBOR + 5.000%)
550,000	5.148	10/15/26	549,313

Wirelines Telecommunications(g) – 0.2%
Flexential Intermediate Corp. (3M LIBOR + 3.500%)
837,158	3.720	08/01/24	724,141
Greenway Health LLC (3M LIBOR + 3.750%)
88,548	4.750	02/16/24	78,698
Level 3 Financing, Inc. (1M LIBOR + 1.750%)
1,000,000	1.898	03/01/27	963,500

			1,766,339

TOTAL BANK LOANS
(Cost $206,244,167)			$194,915,948

Mortgage-Backed Obligations – 1.8%
Collateralized Mortgage Obligations – 1.3%
Interest Only(l) – 1.0%
GNMA REMIC Series 2020-104, Class HI
$8,437,580	3.000%	07/20/50	$880,324
GNMA REMIC Series 2020-123, Class IN
8,167,771	2.500	08/20/50	1,065,541
GNMA REMIC Series 2020-133, Class GI
3,992,551	2.500	09/20/50	487,759
GNMA REMIC Series 2020-51, Class IO
15,443,563	3.000	04/20/50	1,866,920
GNMA REMIC Series 2020-62, Class MI
2,481,522	3.000	05/20/50	254,014
GNMA REMIC Series 2020-65, Class ES(g) (-1X 1M USD LIBOR + 6.050%)
5,652,768	5.899	05/20/50	1,381,674
GNMA REMIC Series 2020-78, Class AS(g) (-1x1M USD LIBOR + 6.150%)
7,879,820	5.999	06/20/50	1,889,245
GNMA REMIC Series 2020-78, Class SQ(g) (-1x1M USD LIBOR + 6.150%)
2,074,871	5.999	06/20/50	470,860

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(l) – (continued)
GNMA REMIC Series 2020-81, Class IO
5,079,838	0.938	02/16/61	405,844

			8,702,181

Regular Floater(a)(g) – 0.2%
CHL GMSR Issuer Trust Series 2018-GT1, Class A (1M USD LIBOR + 2.750%)
1,975,000	2.899	05/25/23	1,898,225

Sequential Fixed Rate(a) – 0.1%
L1C LLC Series 2020-1
1,000,000	5.290	08/25/51	1,000,667

			11,601,073

Commercial Mortgage-Backed Securities(g) – 0.5%
Sequential Floating Rate – 0.5%
CSMC Trust Series 2020-LOTS, Class A(a) (1M USD LIBOR + 3.975%)
2,955,000	4.725	07/15/22	2,970,988
GNMA REMIC Series 2019-156, Class IO
13,173,763	0.776	11/16/61	972,974
GNMA REMIC Series 2020-52, Class IO
10,444,079	0.890	10/16/62	892,852

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$4,836,814

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $16,147,961)			$16,437,887

Asset-Backed Securities – 1.9%
Automotive(a) – 0.2%
Hertz Vehicle Financing II LP Series 19-3A, Class A
$502,050	2.670%	12/26/25	$502,793
Hertz Vehicle Financing II LP Series 2016-4A, Class A
586,532	2.650	07/25/22	587,641
Hertz Vehicle Financing II LP Series 2017-1A, Class A
620,004	2.960	10/25/21	620,898

			1,711,332

Collateralized Loan Obligations(a)(g) – 1.2%
Carlyle U.S. CLO Ltd. Series 2020-1A, Class D (3M USD LIBOR + 7.790%)
500,000	7.976	07/20/31	488,280
Dryden 36 Senior Loan Fund Series 2014-36A, Class DR2 (3M USD LIBOR + 3.700%)
1,500,000	3.937	04/15/29	1,458,630
ICG U.S. CLO Ltd. Series 2020-1A, Class C (-1X 3M USD LIBOR + 4.250%)
1,000,000	1.000	10/22/31	999,492
Mountain View CLO XIV Ltd. Series 2019-1A, Class D (3M USD LIBOR + 4.050%)
1,040,000	4.287	04/15/29	959,695
Octagon Investment Partners 48 Ltd. Series 20-3A, Class D (3M USD LIBOR + 4.000%)
1,400,000	4.232	10/20/31	1,383,722

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(g) – (continued)
Sound Point CLO XXIII Series 2019-2A, Class D (3M USD LIBOR + 3.860%)
$2,629,000	4.097%	04/15/32	$2,491,059
Stratus CLO Ltd. Series 2020-2A, Class D (3M USD LIBOR + 3.650%)
1,000,000	3.918	10/15/28	991,253
Stratus CLO Ltd. Series 2020-2A, Class E (3M USD LIBOR + 7.100%)
500,000	7.368	10/15/28	480,102
Symphony CLO XVIII Ltd. Series 2016-18A, Class D (3M USD LIBOR + 4.000%)
1,100,000	4.209	01/23/28	1,049,415
Voya CLO Ltd. Series 2017-1A, Class C (3M USD LIBOR + 3.330%)
1,000,000	3.548	04/17/30	918,687

			11,220,335

Home Equity(g) – 0.1%
Countrywide Asset-Backed Certificates Series 2007-BC3, Class 2A3(1M USD LIBOR + 0.180%)
$530,965	0.329	11/25/47	511,410
Nationstar HECM Loan Trust Series 2020-1A, Class M3(a)
1,000,000	2.820	09/25/30	1,001,257

			1,512,667

Other(a) – 0.4%
AASET U.S. Ltd. Series 2018-2A, Class A
1,739,088	4.454	11/18/38	1,622,140
Business Jet Securities LLC Series 2019-1, Class A
544,569	4.212	07/15/34	549,144
Vericrest Opportunity Loan Trust Series 2019-NPL2, Class A1(d)
1,522,262	3.967	02/25/49	1,532,991

			3,704,275

TOTAL ASSET-BACKED SECURITIES
(Cost $17,971,636)			$18,148,609

U.S. Treasury Obligation – 0.5%
United States Treasury Bond
$4,700,000	1.375%	08/15/50	$4,379,813
(Cost $4,461,755)

Shares	Description	Value

Common Stocks(e) – 0.2%
Automobiles – 0.0%
65,182	Monitronics International, Inc.	$221,619

Chemicals – 0.1%
42,218	Hexion Holdings Corp. Class B	424,291

Commercial Services & Supplies – 0.0%
10,879	Cenveo, Inc.	149,586

Distributors – 0.0%
542	ATD New Holdings, Inc.	7,724

Diversified Consumer Services(i) – 0.0%
7,679	Premier Brands Group Holdings LLC	24,319

Common Stocks(e) – (continued)
Energy Equipment & Services – 0.0%
17,981	Parker Drilling Co.	53,943

Health Care Technology(i) – 0.0%
2,776	MModal, Inc.	5,552

Media – 0.1%
123,364	Clear Channel Outdoor Holdings, Inc.	110,288
18,970	Cumulus Media, Inc. Class A	95,988
52,092	iHeartMedia, Inc. Class A	428,196

		634,472

Oil, Gas & Consumable Fuels – 0.0%
117,847	Jupiter Resources, Inc.	88,385

Software – 0.0%
8,422	Avaya Holdings Corp.	144,858

Wireless Telecommunication Services – 0.0%
322	Neiman Marcus Group, Inc	19,588
16,319	Windstream Corp.	145,038

		164,626

TOTAL COMMON STOCKS
(Cost $5,543,373)		$1,919,375

Shares		Dividend Rate	Value

Preferred Stock – 0.0%
Pipelines – 0.0%
Crestwood Equity Partners LP
70,040		9.250%	$430,746
(Cost $642,337)

Units	Description	Expiration Date	Value

Warrant(e) – 0.0%
Wireless Telecommunication Services – 0.0%
Windstream Corp.
27,213			$277,175
(Cost $246,691)

Shares	Dividend Rate		Value

Investment Company(m) – 7.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
70,980,616	0.028%		$70,980,616
(Cost $70,980,616)

TOTAL INVESTMENTS – 100.3%
(Cost $967,605,288)			$942,675,581

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(2,651,498)

NET ASSETS – 100.0%			$940,024,083

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2020.

(e)	Security is currently in default and/or non-income producing.

(f)	Actual maturity date is April 03, 2120.

(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2020.

(h)	Pay-in-kind securities.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(l)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(m)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2020, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

MED ParentCo. LP, due 08/31/26	$14,982	$13,157	$(705)
The Hertz Corp., due 06/30/21	340,000	313,650	14,450
TOTAL			$13,745

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	THB	255,300,000	USD	8,174,308	01/08/21	$14,701
	USD	1,329,050	CZK	29,692,600	12/08/20	59,332
	USD	667,000	PLN	2,590,041	01/07/21	12,599
BNP Paribas SA	COP	3,002,550,630	USD	774,452	11/12/20	891
	USD	790,000	COP	3,002,550,630	11/12/20	14,657
	USD	840,000	PLN	3,267,810	01/07/21	14,353
BofA Securities LLC	USD	1,290,000	CZK	29,718,762	12/08/20	19,163
	USD	1,585,000	RUB	117,735,227	11/18/20	105,985
JPMorgan Securities, Inc.	USD	393,950	CZK	8,844,175	12/08/20	15,754
	USD	673,000	PLN	2,577,590	01/07/21	21,745
	ZAR	3,131,913	USD	185,000	12/01/20	6,754

TOTAL						$285,934

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	EUR	37,730,000	USD	44,592,231	12/04/20	$(615,603)
	GBP	3,180,000	USD	4,201,087	12/04/20	(80,445)
	MYR	13,017,232	USD	3,129,000	12/02/20	(7,486)
	USD	1,000,000	MYR	4,183,581	12/02/20	(3,216)
	USD	855,000	TWD	24,515,415	12/22/20	(13,644)
	USD	831,000	ZAR	13,848,615	12/01/20	(16,894)
BNP Paribas SA	CZK	137,100,000	USD	6,147,569	12/08/20	(284,884)
	RUB	48,050,695	USD	628,000	11/18/20	(24,377)
	USD	2,326,392	ZAR	38,923,260	12/01/20	(56,720)
BofA Securities LLC	INR	123,932,449	USD	1,678,000	12/01/20	(20,131)
	PLN	40,712,180	USD	10,480,000	01/07/21	(193,640)
Citibank NA (London)	CAD	872,881	USD	665,400	02/10/21	(9,947)
	EUR	14,922,421	USD	17,723,106	02/10/21	(301,185)
	GBP	1,312,256	USD	1,719,865	02/10/21	(18,621)
JPMorgan Securities, Inc.	RUB	69,684,532	USD	882,618	11/18/20	(7,226)
	TRY	15,509,610	USD	1,860,000	01/27/21	(88,643)
	USD	395,000	CLP	311,299,500	11/12/20	(7,515)
	USD	833,000	MXN	18,023,721	01/13/21	(9,714)
	USD	2,053,773	ZAR	34,362,691	12/01/20	(50,113)

TOTAL						$(1,810,004)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Values	Unrealized Gain (Loss)
Short position contracts:
10 Year U.S. Treasury Notes	(4)	12/21/20	$(552,875)	$5,618

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at October 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

CDX.NA.HY Index 35	(5.000)%	4.240%	12/20/25	$5,963	$(244,151)	$(236,040)	$(8,111)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTION CONTRACTS — At October 31, 2020, the Fund had the following purchased options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts

Put USD/Call ZAR	BNP Paribas SA	$15.650	01/06/2021	3,385,000	$3,385,000	$35,377	$30,567	$4,810

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 97.9%
Australia – 3.8%
245,589	Goodman Group (Equity Real Estate Investment Trusts (REITs))	$3,178,696
745,145	Ingenia Communities Group (Equity Real Estate Investment Trusts (REITs))	2,417,505
1,342,493	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	1,990,879
101,939	NEXTDC Ltd.* (IT Services)	912,746
695,183	Stockland (Equity Real Estate Investment Trusts (REITs))	1,879,832
735,412	Transurban Group (Transportation Infrastructure)	6,964,112

		17,343,770

Belgium – 1.4%
13,616	Aedifica SA (Equity Real Estate Investment Trusts (REITs))	1,372,218
17,945	Elia Group SA (Electric Utilities)	1,735,659
9,355	VGP NV (Real Estate Management & Development)	1,219,039
67,852	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts (REITs))	2,273,264

		6,600,180

Canada – 7.7%
57,800	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,401,725
34,919	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	1,122,556
10,410	Canadian National Railway Co. (Road & Rail)	1,034,124
221,200	Dream Industrial Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,964,119
291,973	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	8,044,981
58,100	Gibson Energy, Inc. (Oil, Gas & Consumable Fuels)	855,605
225,162	Hydro One Ltd.(a) (Electric Utilities)	4,919,662
223,177	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	4,671,926
336,536	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	3,402,492
187,402	TC Energy Corp. (Oil, Gas & Consumable Fuels)	7,376,237
6,960	Waste Connections, Inc. (Commercial Services & Supplies)	691,267

		35,484,694

China – 1.8%
5,470,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	856,025

Common Stocks – (continued)
China – (continued)
406,697	ENN Energy Holdings Ltd. (Gas Utilities)	5,147,198
4,584	GDS Holdings Ltd. ADR* (IT Services)	385,239
139,642	GDS Holdings Ltd. Class A* (IT Services)	1,456,852
784,000	Zhejiang Expressway Co. Ltd. Class H (Transportation Infrastructure)	535,223

		8,380,537

Denmark(a) – 0.8%
23,108	Orsted A/S (Electric Utilities)	3,667,564

Finland – 0.4%
83,025	Kojamo Oyj (Real Estate Management & Development)	1,711,371

France – 3.1%
15,072	Covivio (Equity Real Estate Investment Trusts (REITs))	897,546
7,586	Eiffage SA* (Construction & Engineering)	550,573
20,100	Gecina SA (Equity Real Estate Investment Trusts (REITs))	2,495,275
170,916	Getlink SE* (Transportation Infrastructure)	2,298,858
104,308	Vinci SA (Construction & Engineering)	8,238,774

		14,481,026

Germany – 3.2%
71,501	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	910,181
24,839	Deutsche Wohnen SE (Real Estate Management & Development)	1,253,697
11,875	LEG Immobilien AG (Real Estate Management & Development)	1,604,940
170,953	Vonovia SE (Real Estate Management & Development)	10,917,654

		14,686,472

Hong Kong – 4.1%
324,000	China Gas Holdings Ltd. (Gas Utilities)	995,668
686,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	3,187,756
594,000	Guangdong Investment Ltd. (Water Utilities)	880,967
523,326	Hang Lung Properties Ltd. (Real Estate Management & Development)	1,274,031
1,580,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2,279,628
212,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	780,855
353,161	Link REIT (Equity Real Estate Investment Trusts (REITs))	2,695,274

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
482,668	New World Development Co. Ltd. (Real Estate Management & Development)	$2,304,444
176,020	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,265,696
1,259,000	Towngas China Co. Ltd.* (Gas Utilities)	571,869
425,408	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	1,637,302

		18,873,490

Italy – 0.9%
50,675	Atlantia SpA* (Transportation Infrastructure)	777,889
79,760	Enel SpA (Electric Utilities)	634,132
218,641	Snam SpA (Gas Utilities)	1,066,111
231,949	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	1,566,070

		4,044,202

Japan – 7.0%
528	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,907,673
10,100	East Japan Railway Co. (Road & Rail)	528,164
2,452	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	783,804
2,514	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,217,435
854	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,230,962
370	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,139,988
1,032	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	1,606,582
379,587	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	5,661,873
349,946	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	5,958,725
591	Mitsui Fudosan Logistics Park, Inc. (Equity Real Estate Investment Trusts (REITs))	2,823,724
133	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	671,756
481	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,583,182
151	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	180,317

Common Stocks – (continued)
Japan – (continued)
1,767	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,483,358
61,127	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	1,635,717
79,100	Tokyo Gas Co. Ltd. (Gas Utilities)	1,792,368

		32,205,628

Luxembourg – 0.1%
9,455	Shurgard Self Storage SA (Real Estate Management & Development)	403,164

Mexico – 0.4%
150,396	Grupo Aeroportuario del Centro Norte SAB de CV* (Transportation Infrastructure)	678,684
10,220	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation Infrastructure)	850,099
61,980	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	515,821

		2,044,604

Netherlands – 0.4%
23,547	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	1,223,934
20,907	NSI NV (Equity Real Estate Investment Trusts (REITs))	660,178

		1,884,112

New Zealand* – 0.4%
388,510	Auckland International Airport Ltd. (Transportation Infrastructure)	1,797,199

Singapore – 1.7%
1,087,200	CapitaLand Ltd. (Real Estate Management & Development)	2,045,878
95,530	City Developments Ltd. (Real Estate Management & Development)	443,629
840,944	Frasers Centrepoint Trust (Equity Real Estate Investment Trusts (REITs))	1,301,801
1,777,270	Frasers Logistics & Commercial Trust (Equity Real Estate Investment Trusts (REITs))	1,602,627
119,559	Keppel DC REIT (Equity Real Estate Investment Trusts (REITs))	253,849
329,978	Mapletree Industrial Trust (Equity Real Estate Investment Trusts (REITs))	735,406
862,324	Mapletree Logistics Trust (Equity Real Estate Investment Trusts (REITs))	1,231,823

		7,615,013

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Spain – 3.5%
12,594	Aena SME SA*(a) (Transportation Infrastructure)	$1,696,862
118,326	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	7,595,459
148,115	Ferrovial SA (Construction & Engineering)	3,207,806
40,153	Iberdrola SA (Electric Utilities)	474,110
105,850	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	753,507
220,600	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	1,484,867
53,152	Red Electrica Corp. SA (Electric Utilities)	936,245

		16,148,856

Sweden – 0.5%
30,045	Castellum AB (Real Estate Management & Development)	625,557
173,507	Kungsleden AB (Real Estate Management & Development)	1,472,345

		2,097,902

Switzerland – 0.4%
1,950	Flughafen Zurich AG* (Transportation Infrastructure)	263,159
14,500	PSP Swiss Property AG (Real Estate Management & Development)	1,753,426

		2,016,585

Thailand – 0.1%
272,900	Airports of Thailand PCL (Transportation Infrastructure)	452,480

United Kingdom – 5.1%
50,804	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	724,004
697,300	Grainger PLC (Real Estate Management & Development)	2,526,193
251,600	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	1,880,970
584,542	National Grid PLC (Multi-Utilities)	6,953,410
117,327	Pennon Group PLC (Water Utilities)	1,509,942
336,076	Primary Health Properties PLC (Equity Real Estate Investment Trusts (REITs))	626,949
229,307	Segro PLC (Equity Real Estate Investment Trusts (REITs))	2,679,382
100,991	Severn Trent PLC (Water Utilities)	3,178,403
335,262	The British Land Co. PLC* (Equity Real Estate Investment Trusts (REITs))	1,514,014
62,409	UNITE Group PLC* (Equity Real Estate Investment Trusts (REITs))	673,499
94,198	United Utilities Group PLC (Water Utilities)	1,053,023

		23,319,789

Common Stocks – (continued)
United States – 51.1%
35,661	Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	2,213,478
37,489	Alliant Energy Corp. (Electric Utilities)	2,072,392
40,597	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,520,764
75,583	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	17,357,636
47,900	American Water Works Co., Inc. (Water Utilities)	7,209,429
183,506	Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	6,648,422
313,226	Apple Hospitality REIT, Inc.* (Equity Real Estate Investment Trusts (REITs))	3,100,937
41,523	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	5,777,095
296,700	Brixmor Property Group, Inc.* (Equity Real Estate Investment Trusts (REITs))	3,251,832
80,618	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	7,436,204
88,133	CenterPoint Energy, Inc. (Multi-Utilities)	1,862,250
88,624	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,242,431
28,698	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,328,717
39,820	Consolidated Edison, Inc. (Multi-Utilities)	3,125,472
51,724	Corporate Office Properties Trust (Equity Real Estate Investment Trusts (REITs))	1,160,169
73,896	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	11,542,555
34,700	CubeSmart (Equity Real Estate Investment Trusts (REITs))	1,177,371
17,271	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	1,227,105
306,655	DiamondRock Hospitality Co.* (Equity Real Estate Investment Trusts (REITs))	1,514,876
45,336	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	6,541,985
61,419	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	2,333,308
63,547	Edison International (Electric Utilities)	3,561,174
1,606	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	1,174,371
108,839	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	6,442,180
135,513	Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,238,675
2,765	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	565,691
27,271	Evergy, Inc. (Electric Utilities)	1,505,359

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
71,028	Eversource Energy (Electric Utilities)	$6,198,614
22,704	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	2,632,529
60,878	FirstEnergy Corp. (Electric Utilities)	1,809,294
24,972	Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	907,732
152,714	Global Medical REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,898,235
193,219	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	5,211,116
164,900	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	3,175,974
331,453	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	9,035,405
168,159	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,001,092
34,160	Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	3,899,364
66,086	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	1,747,975
35,840	NextEra Energy, Inc. (Electric Utilities)	2,623,846
136,418	NiSource, Inc. (Multi-Utilities)	3,133,521
4,998	Norfolk Southern Corp. (Road & Rail)	1,045,182
31,305	NorthWestern Corp. (Multi-Utilities)	1,631,930
135,331	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	3,924,599
344,100	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,988,898
12,881	Pinnacle West Capital Corp. (Electric Utilities)	1,050,703
174,918	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	17,351,866
25,557	Public Service Enterprise Group, Inc. (Multi-Utilities)	1,486,140
5,655	Public Storage (Equity Real Estate Investment Trusts (REITs))	1,295,391
35,746	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	2,198,736
24,776	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	1,433,539
30,082	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	1,070,618
66,553	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	3,092,052
125,600	Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,652,896
42,563	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	12,359,018
35,415	Sempra Energy (Multi-Utilities)	4,439,624
38,639	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,426,916
8,365	Spire, Inc. (Gas Utilities)	468,775

Common Stocks – (continued)
United States – (continued)
68,600	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	2,061,430
46,564	STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,196,695
16,687	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	2,296,632
417,775	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	8,017,102
80,748	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	2,522,568
3,240	Union Pacific Corp. (Road & Rail)	574,096
99,444	VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,282,240
38,849	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	2,088,911
28,100	WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	1,759,341
16,549	Xcel Energy, Inc. (Electric Utilities)	1,158,926

		235,281,399

TOTAL COMMON STOCKS
(Cost $430,703,934)		$450,540,037

Units	Description		Expiration Date	Value

Rights* – 0.0%
Singapore – 0.0%
9,614	Mapletree Logistics Trust (Equity Real Estate Investment Trusts (REITs	))	11/10/20	$—
(Cost $—)

Shares	Dividend Rate	Value

Investment Company(b) – 2.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,797,235	0.028%	$12,797,235
(Cost $12,797,235)

TOTAL INVESTMENTS – 100.7%
(Cost $443,501,169)		$463,337,272

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(3,387,273)

NET ASSETS – 100.0%		$459,949,999

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2020

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:
Investments of unaffiliated issuers, at value (cost $427,656,528, $896,624,672 and $430,703,934, respectively)	$482,732,380	$871,694,965	$450,540,037
Investments of affiliated issuers, at value (cost $38,949,157, $70,980,616 and $12,797,235, respectively)	38,949,157	70,980,616	12,797,235
Cash	1,219,461	4,624,559	261,897
Unrealized gain on forward foreign currency exchange contracts	1,102,846	285,934	—
Unrealized gain on unfunded loan commitment	—	13,745	—
Foreign currencies, at value (cost $198,031, $64,231 and $546,092, respectively)	201,060	63,452	545,420
Purchased options, at value (premium paid $30,567)	—	35,377	—
Variation margin on futures contracts	—	8,813	—
Variation margin on swaps contracts	—	135,987	—
Receivables:
Collateral on certain derivative contracts(a)	6,062,800	5,301,321	—
Investments sold	2,499,172	21,649,417	430,432
Dividends and interest	493,558	10,684,794	768,053
Foreign tax reclaims	431,960	152,443	67,664
Investments sold on an extended settlement basis	151,624	2,155,171	—
Reimbursement from investment adviser	145,038	—	—
Fund shares sold	—	4,210,000	1,410,000
Due from custodian	—	49,164	—
Other assets	18,069	29,716	16,590
Total assets	534,007,125	992,075,474	466,837,328

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,718,839	1,810,004	—
Variation margin on futures contracts	5,034	—	—
Payables:
Investments purchased	1,342,570	26,448,418	1,335,414
Fund shares redeemed	1,310,000	11,200,000	3,300,000
Management fees	168,004	342,235	229,692
Investments purchased on an extended settlement basis	123,832	11,113,355	1,471,533
Transfer agency fees	9,331	16,070	8,148
Accrued expenses and other liabilities	1,880,675	1,121,309	542,542
Total liabilities	6,558,285	52,051,391	6,887,329

Net Assets:
Paid-in capital	473,496,456	985,229,667	477,202,922
Total distributable earnings (loss)	53,952,384	(45,205,584)	(17,252,923)
NET ASSETS	$527,448,840	$940,024,083	$459,949,999
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	49,576,830	108,017,488	51,507,544
Net asset value, offering and redemption price per share:	$10.64	$8.70	$8.93

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Swaps	Options
Multi-Manager Global Equity	$3,022,800	$3,040,000	$—	$—

Multi-Manager Non-Core Fixed Income	6,820	4,510,000	434,501	350,000

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2020

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $574,941, $0 and $613,879)	$8,442,502	$44,357	$12,347,026

Dividends — affiliated issuers (net of foreign withholding taxes of $19,208, $451,417 and $0, respectively)	328,021	447,664	71,044

Interest	29,284	48,973,931	—

Total investment income	8,799,807	49,465,952	12,418,070

Expenses:

Management fees	5,020,340	7,249,985	4,452,512

Custody, accounting and administrative services	1,728,839	951,709	504,567

Professional fees	428,524	290,675	222,110

Transfer Agency fees	97,482	170,588	89,050

Registration fees	40,837	36,665	35,664

Trustee fees	36,327	42,717	36,749

Printing and mailing costs	35,430	38,455	29,864

Prime broker fees	6,190	707	—

Other	86,867	53,272	21,457

Total expenses	7,480,836	8,834,773	5,391,973

Less — expense reductions	(5,221,691)	(3,753,895)	(1,956,458)

Net expenses	2,259,145	5,080,878	3,435,515

NET INVESTMENT INCOME	6,540,662	44,385,074	8,982,555

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $297, $0 and $0, respectively)	1,374,195	(8,622,830)	(30,391,190)

Purchased options	—	(74,486)	—

Futures contracts	7,318,734	(131,383)	—

Swap contracts	—	778,469	—

Forward foreign currency exchange contracts	(1,998,415)	2,066,034	(4,135)

Foreign currency transactions	97,854	(516,387)	(19,117)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	5,198,372	(26,842,726)	(38,528,842)

Purchased options	—	4,810	—

Futures contracts	(1,517,223)	8,838	—

Unfunded loan commitments	—	13,745	—

Swap contracts	—	(5,090)	—

Forward foreign currency exchange contracts	77,617	(2,027,685)	—

Foreign currency translation	20,864	(11,164)	3,588

Net realized and unrealized gain (loss)	10,571,998	(35,359,855)	(68,939,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,112,660	$9,025,219	$(59,957,141)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From Operations:
Net investment income	$6,540,662	$10,993,018	$44,385,074	$47,880,135

Net realized gain (loss)	6,792,368	11,123,119	(6,500,583)	(6,966,354)

Net change in unrealized gain (loss)	3,779,630	48,337,808	(28,859,272)	28,515,829
Net increase in net assets resulting from operations	17,112,660	70,453,945	9,025,219	69,429,610

Distributions to shareholders:
From distributable earnings	(26,403,118)	(45,106,144)	(38,347,018)	(44,128,245)

From return of capital	—	—	(6,283,078)	(3,930,447)
Total distributions to shareholders	(26,403,118)	(45,106,144)	(44,630,096)	(48,058,692)

From share transactions:
Proceeds from sales of shares	77,760,000	112,385,000	186,180,000	463,878,772

Reinvestment of distributions	26,403,118	45,106,144	44,630,096	48,005,796

Cost of shares redeemed	(29,865,000)	(353,974,521)	(75,344,998)	(396,921,299)
Net increase (decrease) in net assets resulting from share transactions	74,298,118	(196,483,377)	155,465,098	114,963,269
TOTAL INCREASE (DECREASE)	65,007,660	(171,135,576)	119,860,221	136,334,187

Net assets:
Beginning of year	462,441,180	633,576,756	820,163,862	683,829,675

End of year	$527,448,840	$462,441,180	$940,024,083	$820,163,862

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From Operations:
Net investment income	$8,982,555	$9,409,993

Net realized gain (loss)	(30,414,442)	8,570,460

Net change in unrealized gain (loss)	(38,525,254)	57,799,413
Net increase (decrease) in net assets resulting from operations	(59,957,141)	75,779,866

Distributions to shareholders:

From distributable earnings	(22,252,923)	(10,439,193)
Total distributions to shareholders	(22,252,923)	(10,439,193)

From share transactions:
Proceeds from sales of shares	85,869,000	112,080,000

Reinvestment of distributions	22,252,923	10,439,193

Cost of shares redeemed	(15,900,000)	(124,929,890)
Net increase (decrease) in net assets resulting from share transactions	92,221,923	(2,410,697)
TOTAL INCREASE	10,011,859	62,929,976

Net assets:
Beginning of year	449,938,140	387,008,164

End of year	$459,949,999	$449,938,140

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Global Equity Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.97	$10.62	$11.36	$9.49	$9.46

Net investment income(b)	0.14	0.19	0.15	0.11	0.11

Net realized and unrealized gain (loss)	0.15	0.91	(0.52)	1.91	(0.04)

Total from investment operations	0.29	1.10	(0.37)	2.02	0.07

Distributions to shareholders from net investment income	(0.33)	(0.19)	(0.15)	(0.15)	(0.04)

Distributions to shareholders from net realized gains	(0.29)	(0.56)	(0.22)	—	—

Total distributions	(0.62)	(0.75)	(0.37)	(0.15)	(0.04)

Net asset value, end of year	$10.64	$10.97	$10.62	$11.36	$9.49

Total return(c)	2.60%	11.39%	(3.43)%	21.63%	0.74%

Net assets, end of year (in 000s)	$527,449	$462,441	$633,577	$490,497	$605,053

Ratio of net expenses to average net assets	0.46%	0.72%	0.80%	0.85%	0.85%

Ratio of total expenses to average net assets	1.53%	1.42%	1.39%	1.47%	1.31%

Ratio of net investment income to average net assets	1.34%	1.81%	1.29%	1.03%	1.19%

Portfolio turnover rate(d)	79%	91%	76%	88%	47%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.06	$8.83	$9.60	$9.60	$9.37

Net investment income(b)	0.45	0.54	0.51	0.50	0.46

Net realized and unrealized gain (loss)	(0.35)	0.31	(0.77)	—	0.23

Total from investment operations	0.10	0.85	(0.26)	0.50	0.69

Distributions to shareholders from net investment income	(0.40)	(0.55)	(0.39)	(0.47)	(0.43)

Distributions to shareholders from return of capital	(0.06)	(0.07)	(0.12)	(0.03)	(0.03)

Total distributions	(0.46)	(0.62)	(0.51)	(0.50)	(0.46)

Net asset value, end of year	$8.70	$9.06	$8.83	$9.60	$9.60

Total return(c)	1.21%	9.03%	(2.84)%	5.38%	7.54%

Net assets, end of year (in 000s)	$940,024	$820,164	$683,830	$401,682	$304,046

Ratio of net expenses to average net assets	0.60%	0.61%	0.70%	0.70%	0.70%

Ratio of total expenses to average net assets	1.04%	1.05%	1.08%	1.12%	1.20%

Ratio of net investment income to average net assets	5.20%	6.01%	5.52%	5.26%	4.91%

Portfolio turnover rate(d)	102%	150%	123%	152%	96%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Real Assets Strategy Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$10.78	$9.24	$9.66		$9.17	$9.57

Net investment income(b)	(0.19)	0.22	0.23	(c)	0.20	0.18

Net realized and unrealized gain (loss)	(1.51)	1.57	(0.41)		0.58	(0.38)

Total from investment operations	(1.32)	1.79	(0.18)		0.78	(0.20)

Distributions to shareholders from net investment income	(0.35)	(0.20)	(0.05)		(0.29)	(0.20)

Distributions to shareholders from net realized gains	(0.18)	(0.05)	(0.19)		—	—

Total distributions	(0.53)	(0.25)	(0.24)		(0.29)	(0.20)

Net asset value, end of year	$8.93	$10.78	$9.24		$9.66	$9.17

Total return(d)	(12.86)%	20.04%	(1.88)%		8.65%	(2.14)%

Net assets, end of year (in 000s)	$459,950	$449,938	$387,008		$212,441	$308,375

Ratio of net expenses to average net assets	0.77%	0.81%	0.90%		0.90%	0.87%

Ratio of total expenses to average net assets	1.21%	1.24%	1.32%		1.32%	1.33%

Ratio of net investment income to average net assets	2.02%	2.23%	2.37	%(c)	2.10%	1.96%

Portfolio turnover rate(e)	92%	97%	86%		131%	93%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Class R6	Diversified
Multi-Manager Non-Core Fixed Income Fund	Class R6	Diversified
Mutli-Manager Real Assets Strategy Fund	Class R6	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2020, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Axiom International Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, DWS Investment Management Americas, Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company d/b/a/MFS Investment Management, Principal Global Investors, LLC, QMA LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, LLC and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Marathon Asset Management, L.P., River Canyon Fund Management, LLC, Symphony Asset Management LLC, and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

As of October 31, 2020, GSAM no longer had sub-advisory agreements with Legal & General Investment Management America, Inc. with respect to the Multi-Manager Global Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”) . A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask price on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement. The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2020:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$940,008	$1,165,902	$—

Asia	16,021,414	82,703,708	—

Australia and Oceania	—	3,777,282	—

Europe	14,576,870	103,498,006	—

North America	224,190,961	90,231	—

South America	3,132,819	551,288	—

Exchange Traded Funds	31,109,017	—	—

Investment Companies	38,949,157	—	—

Short-term Investments	199,978	—	—

Rights	—	774,896	—

Total	$329,120,224	$192,561,313	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,102,846	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(1,718,839)	$—

Futures Contracts	(1,020,961)	—	—

Total	$(1,020,961)	$(1,718,839)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Debt Obligations	$—	$259,234,122	$—

Corporate Obligations	—	375,520,696	430,594

Bank Loans	—	191,271,664	3,644,284

Mortgage-Backed Obligations	—	16,437,887	—

Asset-Backed Securities	—	18,148,609	—

U.S. Treasury Obligations	4,379,813	—	—

Unfunded Loan Committment	—	14,450	—

Common Stock and/or Other Equity Investments(a)

North America	1,422,190	898,060	29,871

Warrants	277,175	—	—

Investment Company	70,980,616	—	—

Total	$77,059,794	$861,525,488	$4,104,749

Liabilities

Fixed Income

Unfunded Loan Committment	$—	$(705)	$—

Total	$—	$(705)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$285,934	$—

Futures Contracts(b)	5,618	—	—

Options Purchased	—	35,377	—

Total	$5,618	$321,311	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(1,810,004)	$—

Credit Default Swap Contracts	—	(8,111)	—

Total	$—	$(1,818,115)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$385,239	$67,141,909	$—

Australia and Oceania	—	19,140,969	—

Europe	5,801,679	85,259,544	—

North America	272,810,697	—	—

Investment Company	12,797,235	—	—

Total	$291,794,850	$171,542,422	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts(not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity Fund

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,102,846		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,718,839)
Equity	—	—		Variation margin on futures contracts	(1,020,961)	(a)
Total		$1,102,846			$(2,739,800)

Multi-Manager Non-Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$5,618	(a)	—	$—
Credit	—	—		Variation margin on swap contracts	(8,111)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	321,311		Payable for unrealized loss on forward foreign currency exchange contracts.	(1,810,004)
Total		$326,929			$(1,818,115)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(1,998,415)	$77,617	84
Equity	Net realized gain from futures contracts/Net unrealized gain (loss) on futures contracts	7,318,734	(1,517,223)	319
Total		$5,320,319	$(1,439,606)	403

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/ Net change in unrealized gain (loss) on futures contracts	$(131,383)	$8,838	22
Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain (loss) on swap contracts	778,469	(5,090)	3
Currency	Net realized gain (loss) from purchased options and forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on purchased options and forward foreign currency exchange contracts	1,991,548	(2,022,875)	56
Total		$2,638,634	$(2,019,127)	81

Multi-Manager Real Assets Strategy Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(4,135)	$0	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*^
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03	0.34
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.41
Multi-Manager Real Asset Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.56

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares and/or Class R6 Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2020, GSAM waived $ 79,426, $ 118,954 and $ 18,614 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90% respectively. GSAM has also agreed to reduce or limit the Multi-Manager Global Equity Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of the Fund’s average daily net assets. These Other Expense limitations will remain in place through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$3,353,578	$1,868,113	$5,221,691
Multi-Manager Non-Core Fixed Income	3,753,895	—	3,753,895
Multi-Manager Real Assets Strategy	1,956,458	—	1,956,458

D.  Line of Credit Facility — As of October 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2020, Goldman Sachs earned $ 298 and $ 3,328, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2020:

Fund	Market Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income from Affiliated Investment Companies
Multi-Manager Global Equity
Goldman Sachs Financial Square Government Fund — Institutional Shares	$13,920,727	$228,425,261	$(234,417,941)	$7,928,047	7,928,047	62,664
Goldman Sachs Financial Square Government Fund —Class R6 Shares	34,444,680	186,767,801	(190,191,371)	31,021,110	31,021,110	265,357
Multi-Manager Non-Core Fixed Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	68,210,674	725,780,355	(723,010,413)	70,980,616	70,980,616	447,664
Multi-Manager Real Asset Strategy
Goldman Sachs Financial Square Government Fund — Institutional Shares	8,199,800	181,854,961	(177,257,526)	12,797,235	12,797,235	71,044

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$401,498,773	$—	$337,740,402
Multi-Manager Non-Core Fixed Income	33,485,540	891,599,386	16,841,702	774,300,474
Multi-Manager Real Asset Strategy	—	480,258,633	—	399,307,745

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$14,211,600	$38,347,018	$19,138,587
Net long-term capital gains	12,191,518	—	3,114,336
Total taxable distributions	$26,403,118	$38,347,018	$22,252,923
Tax return of capital	$—	$6,283,078	$—

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$20,782,062	$44,128,245	$8,034,023
Net long-term capital gains	24,324,082	—	2,405,170
Total taxable distributions	$45,106,144	$44,128,245	$10,439,193
Tax return of capital	$—	$3,930,447	$—

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

7. TAX INFORMATION (continued)

As of October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Undistributed ordinary income — net	$3,498,486	$—	$5,098,367
Undistributed long-term capital gains	6,812,759	—	—
Total undistributed earnings	$10,311,245	$—	$5,098,367
Capital loss carryforwards:	$—	$(16,444,783)	$(27,527,330)
Timing differences (Straddle Loss Deferral)	$(588)	$(2,038,164)	$—
Unrealized gains (losses) — net	43,641,727	(26,722,637)	5,176,040
Total accumulated earnings (losses) net	$53,952,384	$(45,205,584)	$(17,252,923)

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Perpetual Short-Term	$—	$(6,062,261)	$(20,571,899)
Perpetual Long-Term	—	(10,382,522)	(6,955,431)
Total capital loss carryforwards	$—	$(16,444,783)	$(27,527,330)

As of October 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$476,419,974	$967,859,324	$458,165,613
Gross unrealized gain	68,693,300	22,352,341	39,082,314
Gross unrealized loss	(25,051,573)	(49,074,978)	(33,906,274)
Net unrealized gains (losses) on securities	$43,641,727	$(26,722,637)	$5,176,040

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, material modification of debt securities, and passive foreign investment company investments.

The Multi-Manager Non-Core Fixed Income Fund reclassed $327,232 from distributable earnings to paid in capital and Real Assets Strategy Funds reclassed $296 from paid in capital to distributable earnings for the year ending October 31, 2020. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from changes due to return of capital distributions, and partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk—The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

8. OTHER RISKS (continued)

be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults

Multi-Manager Approach Risk— The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

10. OTHER MATTERS

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the end of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

	Multi-Manager Global Equity Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	7,760,795	$77,760,000	11,269,092	$112,385,000
Reinvestment of distributions	2,381,106	26,403,118	4,729,280	45,106,144
Shares redeemed	(2,724,576)	(29,865,000)	(33,507,312)	(353,974,521)

NET INCREASE (DECREASE)	7,417,325	$74,298,118	(17,508,940)	$(196,483,377)

	Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	20,983,239	$186,180,000	51,695,826	$463,878,772
Reinvestment of distributions	5,146,539	44,630,096	5,356,955	48,005,796
Shares redeemed	(8,667,847)	(75,344,998)	(43,963,119)	(396,921,299)

NET INCREASE	17,461,931	$155,465,098	13,089,662	$114,963,269

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	9,272,253	$85,869,000	10,886,591	$112,080,000
Reinvestment of distributions	2,150,776	22,252,923	1,177,709	10,439,193
Shares redeemed	(1,653,689)	(15,900,000)	(12,189,226)	(124,929,890)

NET INCREASE (DECREASE)	9,769,340	$92,221,923	(124,926)	$(2,410,697)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Months Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class R6 Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*
Class R6
Actual	$1,000.00	$1,136.75		$2.58	$1,000.00	$1,105.97		3.18	1,000.00	1,026.44		3.92
Hypothetical 5% return	1,000.00	1,022.72	+	2.44	1,000.00	1,022.12	+	3.05	1,000.00	1,021.27	+	3.91

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.46%
Multi-Manager Non-Core Fixed Income	0.60
Multi-Manager Real Assets Strategy	0.77

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2021 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2020 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “ Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Boston Partners Global Investors, Inc., Causeway Capital Management LLC, DWS Investment Management Americas, Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Principal Global Investors, LLC, QMA LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, and Wellington Management Company LLP (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); (ii) each of Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Marathon Asset Management, L.P., River Canyon Fund Management LLC, Symphony Asset Management LLC, and TCW Investment Management Company LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); and (iii) each of Cohen & Steers Capital Management, Inc., PGIM Real Estate (a business unit of PGIM, Inc.), Presima Inc., and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	with respect to the Goldman Sachs Multi-Manager Global Equity Fund, comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio management changes for the Funds. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Goldman Sachs Multi-Manager Global Equity Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund’s Class R6 Shares had placed in the third quartile of the Fund’s performance peer group for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2020. They observed that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s Class R6 Shares had placed in the third quartile of the Fund’s performance peer group for the one-year period and fourth quartile for the three-year period, and had outperformed the Fund’s composite benchmark index for the one-year period ended March 31, 2020. The Trustees noted that the Goldman Sachs Real Assets Strategy Fund’s Class R6 Shares had placed in the second quartile of the Fund’s performance peer group for the one-year period and the first quartile for the three-year period, and had outperformed the Fund’s composite benchmark index for the one-year period ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard the Trustees noted that the shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” rate (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fee in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

First $1 billion	1.03%	0.85%	1.00%

Next $1 billion	0.93%	0.85%	0.90%

Next $3 billion	0.89%	0.77%	0.86%

Next $3 billion	0.87%	0.73%	0.84%

Over $8 billion	0.84%	0.71%	0.82%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (g) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2021.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations in the current environment. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2021.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 64	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 62	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None

John F. Killian Age: 65	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 62	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Strategic Multi-Asset Class Funds — Tax Information (Unaudited)

For the year ended October 31, 2020, 32.48% and 11.55% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2020, 100% and 31.27% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds designate $12,191,518 and $3,114,336 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2020.

During the fiscal year ended October 31, 2020, the Multi-Manager Real Assets Strategy Fund designates $3,984,514 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2020 Goldman Sachs. All rights reserved. 224951-OTU-1322903 SMACAR-20

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2020	2019	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$571,085	$493,885	Financial Statement audits.

Audit-Related Fees:

• PwC	$41,388	$33,305	Other attest services.

Tax Fees:

• PwC	$0	$176,493

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2020	2019	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,001,446	$2,400,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2020 and October 31, 2019 were $41,338 and $209,798, respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended December 31, 2019 and December 31, 2018 were approximately $14.7 million and $12.3 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2020. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on May 5, 2020 for its Target Date Portfolios.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 7, 2021

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 7, 2021